                                Preliminary Copy

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14 (a) of
              the Securities Exchange Act of 1934 (Amendment No. )


Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X] Preliminary Proxy Statement                        [  ]  Confidential, for use of the commission only
                                                             (as permitted by rule 14A-6 (E) (2))

[  ]  Definitive Proxy Statement

[  ]  Definitive Additional Materials

[  ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           PRINCETON VIDEO IMAGE, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):


[  ] No fee required.

[x] Fee computed on table below per Exchange Act Rules 14a-6 (i) (1) and 0-11.

       (1)  Title of each class of securities to which transaction applies:

               Common Stock and Warrants to Purchase Common Stock
-------------------------------------------------------------------------------

       (2)  Aggregate number of securities to which transaction applies:

                                   3,715,178
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       (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

2,678,353 shares valued at $3.11 per share as calculated on March 22, 2001; 1,036,825 shares based on warrants valued at $1,228,885 as calculated by an independent accountant
-------------------------------------------------------------------------------

       (4)  Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------

       (5)  Total fee paid:

-------------------------------------------------------------------------------



[X]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1)  Amount previously paid:

                                    $1,912
-------------------------------------------------------------------------------

       (2)  Form, Schedule or Registration Statement No.:

                                   000-23415
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       (3)  Filing Party:

                            PRINCETON VIDEO IMAGE, INC.
-------------------------------------------------------------------------------

       (4)  Date Filed:

                                   03-27-2001
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

                          PRINCETON VIDEO IMAGE, INC.
                                15 PRINCESS ROAD
                            LAWRENCEVILLE, NJ 08648

DEAR SHAREHOLDER:


     You are cordially invited to attend a special meeting of shareholders of Princeton Video Image, Inc., or PVI, on [DATE] at [TIME], local time, at our principal executive offices located at 15 Princess Road, Lawrenceville, New Jersey.


     At the meeting you will be asked to consider and approve three proposals:


     - the Reorganization Agreement, dated as of December 28, 2000, as amended by the Amendment Agreement on February 4, 2001, and the transactions contemplated therein pursuant to which PVI will acquire Publicidad Virtual, S.A. de C.V., a Mexican corporation, or Publicidad; after the transaction, Publicidad will become a wholly-owned subsidiary of PVI;


     - the issuance and sale of shares of our common stock and warrants to purchase shares of our common stock, including the shares of our common stock to be issued upon the exercise of the warrants, pursuant to the Stock and Warrant Purchase Agreement, dated as of February 4, 2001, between Princeton Video Image, Inc. and PVI Holding, LLC, a Delaware limited liability company and the indirect wholly-owned subsidiary of Cablevision Systems Corporation; and

     - the Agreement and Plan of Merger which proposes to change PVI's state of incorporation from New Jersey to Delaware.


     Our board of directors (other than board members who recused themselves from participating, due to their interest in the transaction, with regard to the vote on the Reorganization Agreement) has approved the three items you are being asked to consider and approve at this meeting. Our board of directors believes that these proposals are fair to and in the best interests of PVI and PVI's shareholders. Therefore, the board of directors recommends that you vote in favor of the Reorganization Agreement, the issuance and sale of shares and warrants under the Stock and Warrant Purchase Agreement and the Agreement and Plan of Merger and reincorporation of PVI as a Delaware corporation.


     The attached Notice of Meeting and Proxy Statement describe the transactions contemplated by the Reorganization Agreement, the Stock and Warrant Purchase Agreement and the Agreement and Plan of Merger and the reincorporation of PVI as a Delaware corporation. We urge you to read these materials carefully.

     It is important that your shares be represented at this meeting to assure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your shares represented by signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States, as soon as possible. Your shares will be voted in accordance with the instructions you have given in your proxy.

     Thank you for your continued support.

                                          Sincerely,

                                          Brown F Williams
                                          Chairman of the Board

Princeton Video Image, Inc.
15 Princess Road
Lawrenceville, NJ 08648

                          PRINCETON VIDEO IMAGE, INC.
                                15 PRINCESS ROAD
                            LAWRENCEVILLE, NJ 08648

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


     A Special Meeting of Shareholders of Princeton Video Image, Inc., or PVI, will be held on [DATE] at [TIME], local time, at our principal executive offices located at 15 Princess Road, Lawrenceville, New Jersey, for the following purposes:


     (1) To approve the Reorganization Agreement, dated as of December 28, 2000, as amended by the Amendment Agreement on February 4, 2001, between Presencia en Medios, S.A. de C.V., Eduardo Sitt, David Sitt and Roberto Sonabend, Presence in Media LLC, Virtual Advertisement LLC, PVI LA, LLC, Princeton Video Image, Inc., and Princeton Video Image Latin America, LLC, and the transactions contemplated therein.

     (2) To approve the issuance and sale of shares of our common stock and warrants to purchase shares of our common stock, including the shares of our common stock to be issued upon the exercise of the warrants, pursuant to a Stock and Warrant Purchase Agreement between Princeton Video Image, Inc. and PVI Holding, LLC, dated as of February 4, 2001.

     (3) To approve a merger of PVI into a newly formed, wholly-owned Delaware corporation in order to change PVI's state of incorporation from New Jersey to Delaware.

     (4) To conduct any other business that may properly be raised at the meeting, or any adjournment of the meeting.

     Only shareholders of record on [RECORD DATE] may vote at the meeting. A complete list of such shareholders will be open to the examination of any shareholder at PVI's principal executive offices at 15 Princess Road, Lawrenceville, NJ 08648 for a period of 10 days prior to the meeting. The meeting may be adjourned from time to time without notice other than by announcement at the meeting.

     ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, IF YOU ARE UNABLE TO ATTEND, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING, REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE PVI THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE SHAREHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES,

EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

                                          By Order of the Board of Directors

                                          Samuel A. McCleery,
                                          Vice President of Business Development
                                          and Assistant Secretary

Lawrenceville, New Jersey
               , 2001

                                PRELIMINARY COPY

                          PRINCETON VIDEO IMAGE, INC.
                                15 PRINCESS ROAD
                            LAWRENCEVILLE, NJ 08648

                                PROXY STATEMENT


     We are furnishing this Proxy Statement in connection with our special meeting of shareholders, which will be held at the principal executive offices of Princeton Video Image, Inc., or PVI, at 15 Princess Road, Lawrenceville, New Jersey on [DATE] at [TIME], local time. Holders of our common stock, as recorded in our stock register at the close of business on [RECORD DATE], may vote at the meeting and any adjournment of the meeting. Each share of common stock is entitled to one vote on any matter presented at the meeting. As of [RECORD
DATE], there were   --  shares of our common stock outstanding.


     This Proxy Statement, together with the proxy card, is being mailed to you on or about [DATE SENT TO SHAREHOLDERS]. You may vote in person at the meeting or by proxy. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting.

     PVI's board of directors is asking for your proxy. Giving us your proxy by properly signing and returning the accompanying proxy card means you authorize us to vote your shares at the meeting in the manner you direct. You may vote for or against the proposals, or for or against any of them, or abstain from voting. We will vote as you direct. If you properly sign and return the enclosed proxy card but do not specify how to vote, we will vote your shares in favor of each of the three proposals presented in this Proxy Statement:

     - the Reorganization Agreement, dated as of December 28, 2000, as amended by the Amendment Agreement on February 4, 2001, between Presencia en Medios, S.A. de C.V., Eduardo Sitt, David Sitt and Roberto Sonabend, Presence in Media LLC, Virtual Advertisement LLC, PVI LA, LLC, Princeton Video Image, Inc., and Princeton Video Image Latin America, LLC and the transactions contemplated therein;


     - the issuance and sale of shares and warrants pursuant to the Stock and Warrant Purchase Agreement, dated as of February 4, 2001, between PVI Holding, LLC, and Princeton Video Image, Inc.; and


     - the reincorporation of PVI as a Delaware corporation.

     Furthermore, if any other matters come before the meeting or any adjournment of the meeting, each proxy will be voted in the discretion of the individuals named as proxies on the card. You may receive more than one proxy or voting card depending on how you hold your shares. Shares registered in your name are covered by one card. However, if you hold shares through someone else, such as a stockbroker, you may receive material from them asking how you want to vote. Each such proxy card should be signed and returned to assure that all of your shares are voted.

     You may revoke your proxy any time before it is voted by submitting a new proxy with a later date, by voting in person at the meeting, or by notifying PVI's Secretary in writing. However, your mere presence at the meeting does not revoke the proxy.

     In order to carry on the business of the meeting, we must have a quorum. This means at least a majority of the holders of our common stock must be represented at the meeting, either by proxy or in person. Votes that are withheld, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum.


     Proposals 1 and 2 of this Proxy Statement are being submitted to you for consideration and approval in accordance with National Association of Securities Dealers, or NASD, Rule 4350(i)(1). Rule 4350(i)(1) requires that a corporation obtain the approval of its shareholders prior to: (i) the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) equal to or greater than 20% of the common stock outstanding before the issuance (other than in a public offering) when the issuance will be for less than the greater of book or market value of the stock, or (ii) when the issuance will result in a change in control of the issuer. The NASD may deem the sale or issuance of greater than 20% of a corporation's voting stock as a change in control under this Rule. The shares and warrants to be issued under Proposal 1 and under Proposal 2, including the shares to be issued upon exercise of the warrants under the respective proposals, each constitute an issuance of over 20% of our common stock which was outstanding prior to each of the transactions. The shares to be issued, including shares to be issued upon the exercise of the warrants, under Proposal 1, assuming Proposal 2 is not approved, equal approximately 32.24% of PVI's issued and outstanding shares of common stock as of April 30, 2001 and 19.09% on a fully diluted basis after giving effect to such issuance. The shares to be issued under Proposal 2, assuming Proposal 1 is not approved, including shares to be issued upon the exercise of the warrants, equal approximately 95.85% of PVI's issued and outstanding shares of common stock as of April 30, 2001 and 41.23% on a fully diluted basis after giving effect to such issuance.



     The approval of our shareholders, by a majority of the votes cast at the special meeting, is required for the issuance of shares, warrants and shares to be issued upon exercise of the warrants under the Reorganization Agreement and the Stock and Warrant Purchase Agreement. Proposal 3 is submitted to you for consideration and approval in accordance with the requirements of the New Jersey Business Corporation Act. Approval of each of the 3 proposals set forth in this Proxy Statement requires the affirmative vote of a majority of the votes cast at the meeting, whether in person or by proxy. As of [RECORD DATE], PVI had issued and outstanding -- shares of common stock. Each share of common stock issued and outstanding as of the [record date] carries the right to vote on the proposals set forth in this Proxy Statement. However, pursuant to the rules of the NASD, PVI Holding, LLC, or CSC-PVI Holding, may not vote its 2,007,909 shares of common stock on Proposal 2 and these shares will be treated as broker non-votes on Proposal 2. The issued and outstanding shares of PVI's Series A Redeemable Preferred Stock and Series B Redeemable Preferred Stock do not have any right to vote on the proposals set forth in this Proxy Statement. Only votes for or against a proposal count. Brokers may submit proxies that do not indicate a vote for a proposal because such brokers do not have discretionary voting authority on the proposal and have not received instructions from their customers on those proposals (i.e., broker non-votes). These broker non-votes are not considered to be shares present for the purpose of calculating the vote on such a proposal and will not affect the outcome of such a proposal. Similarly, abstentions to a proposal are not counted as votes cast in favor of the proposal and, accordingly, will have no effect on the outcome of a vote on such a proposal.



     As required by the Stock and Warrant Purchase Agreement, we have entered into a Shareholders Agreement with CSC-PVI Holding, Mr. Williams and Presencia. Pursuant to the Shareholders Agreement, Mr. Williams and Presencia have agreed to vote all shares of our common stock which they have the right to vote in favor of Proposals 2 and 3 of this Proxy Statement. As of April 30, 2001, Mr. Williams and Presencia have the right to vote 770,722 shares of our common stock, all of which shares are subject to the Shareholders Agreement. Such shares constitute 6.51% of our issued and outstanding shares of common stock.


     Any other matters considered at the meeting, including an adjournment, will require the affirmative vote of a majority of shares voting.


     If you require any further information, you may contact us at the following address and telephone number: PRINCETON VIDEO IMAGE, INC., 15 Princess Road, Lawrenceville, New Jersey 08648; (609) 912-9400.



                               SUMMARY TERM SHEET

                     REGARDING THE REORGANIZATION AGREEMENT
                       AND THE ACQUISITION OF PUBLICIDAD


     This summary highlights selected information included elsewhere in this Proxy Statement regarding the Reorganization Agreement and the acquisition by PVI of Publicidad Virtual, S.A. de C.V., or Publicidad, a Mexican corporation. This summary may not contain all of the information that is important to you. For a more complete understanding of the Reorganization Agreement and the other information contained in this Proxy Statement, you should read this entire document and the additional items to which it refers. The actual terms of the acquisition of Publicidad are contained in the Reorganization Agreement attached hereto as Appendix A.


     The presentation of this summary and the order of proposals included in this Proxy Statement are not intended to convey any rank or level of importance of the individual proposals. Each proposal is important to PVI, and we ask that you read the entire Proxy Statement and the additional items to which it refers in considering each of the proposals and in voting on the matters contained herein.


THE COMPANIES INVOLVED IN THE ACQUISITION (SEE PAGE 15)


     PRINCETON VIDEO IMAGE, INC.
     15 Princess Road
     Lawrenceville, New Jersey 08648
     (609) 912-9400

     Princeton Video Image, Inc. is a New Jersey corporation with its principal offices as set forth above. We are principally engaged in the business of marketing a real-time video insertion system. Our common stock is listed on the Nasdaq National Market.

     PRINCETON VIDEO IMAGE LATIN AMERICA, LLC
     15 Princess Road
     Lawrenceville, New Jersey 08648
     (609) 912-9400


     Princeton Video Image Latin America, LLC, or PVI Latin America, a New Jersey limited liability company, is our wholly-owned subsidiary. PVI Latin America was formed for purposes of the Reorganization Agreement and has not engaged in any business since its formation.


     PUBLICIDAD VIRTUAL, S.A. DE C.V.
     Paseo de los Laureles 458-301
     Bosque de las Lomas C.P.
     Mexico, DF 05120
     Mexico
     011-525-570-7711

     Publicidad Virtual, S.A. de C.V., or Publicidad, is a Mexican corporation engaged in the business of marketing advertising and product placement services using our real-time video insertion system and in sub-licensing the use of our real-time video insertion system in Central and South America.

     PRESENCIA EN MEDIOS, S.A. DE C.V.
     Paseo de las Palmas #735-206
     Mexico DF 11000
     Mexico
     011-525-202-2383


     Presencia en Medios, S.A. de C.V., or Presencia, is a Mexican corporation, which owns approximately five percent (5%) of the outstanding capital stock of Publicidad. Through its subsidiaries, as described below, Presencia indirectly owns the remaining approximately ninety-five percent (95%) of the outstanding shares of Publicidad. Presencia together with Eduardo Sitt, David Sitt, Roberto Sonabend, Presence in Media LLC, and their permitted transferees constitute the "Seller Group," as defined under the Reorganization Agreement. Messrs. Eduardo Sitt, David Sitt and Roberto Sonabend are included as members of the Seller Group due to their positions as officers, shareholders and/or affiliates of Presencia.


     THE PRESENCIA LIMITED LIABILITY COMPANIES

     Presencia is the sole member of Presence in Media, LLC, a Delaware limited liability company, which, in turn, is the sole member of Virtual Advertisement LLC, a Delaware limited liability company, which, in turn, is the sole member of PVI LA LLC, a Delaware limited liability company. PVI LA LLC owns all outstanding shares of Publicidad's capital stock which are not directly held by Presencia. All three of these limited liability companies were formed for purposes of the transactions under the Reorganization Agreement and none of them has engaged in any business since its formation. The addresses and telephone numbers for all three limited liability companies are the same as the address and telephone number for Presencia set forth above.



THE ACQUISITION STRUCTURE AND CONSIDERATION (SEE PAGE 20)



     If the Reorganization Agreement is approved, Presencia and its affiliate will sell their shares of Publicidad to us, and Publicidad will become our wholly-owned, indirect subsidiary. In consideration for the shares of Publicidad's capital stock, we will issue to Presencia and Presence in Media LLC an aggregate of 2,678,353 shares of our common stock and warrants to purchase an aggregate of 1,036,825 shares of our common stock. As a result of this transaction:



     - We will own, directly and indirectly, all of the outstanding capital stock of Publicidad. We will own approximately five percent (5%) of the outstanding capital stock of Publicidad, and PVI Latin America, our wholly-owned subsidiary, will own indirectly approximately ninety-five (95%) of the outstanding capital stock of Publicidad;



     - Presencia, Presence in Media, Eduardo Sitt, David Sitt, Roberto Sonabend, and their permitted transferees, as individual owners of our common stock, will have the right to participate, on a pro rata basis, in sales of securities we issue in the future, subject to certain exceptions described in the Reorganization Agreement;



     - We will enter a Registration Rights Agreement with Presencia, Presence in Media, Eduardo Sitt, David Sitt, Roberto Sonabend, and their permitted transferees, as individual owners of our common stock, granting them, among other things, the right to demand registration of, and obtain "piggyback" registrations for, the unregistered shares of our stock which they own;



     - Publicidad or an affiliate will enter into employment agreements, which include the grant of stock options under our Amended 1993 Stock Option Plan, with David Sitt and Roberto Sonabend, both of whom are currently providing management services to Publicidad; and



     - Publicidad will enter into a consultant services agreement with Presencia, the term of which will extend through December 31, 2004. Pursuant to the consultant services agreement, Presencia will render consulting services to Publicidad and will receive compensation in the form of a contingent service fee and a commission override fee. The fees are based upon a percentage of Publicidad's annual adjusted operating cash flow, as defined in the agreement. The consultant services agreement will renew automatically for one-year periods after the expiration of the initial term; however, the only fee payable after expiration of the initial term will be the commission override fee. The contingent service fee is designed to pay Presencia for the consulting services provided to Publicidad after the consummation of the transaction. Under the consultant services agreement, Presencia will provide guidance, advice and assistance in the development of the Publicidad's existing and prospective customers and develop and maintain relations with third parties to further Publicidad's business objectives. The commission override fee is designed to provide an incentive for Presencia to achieve positive revenue and cash flow results for Publicidad and increase the sales of Publicidad's services and sub-licensing operations.



CLOSING AND CONDITIONS TO THE ACQUISITION (SEE PAGE 21)



     The obligations of the parties to complete the transactions under the Reorganization Agreement are subject to certain conditions, including, but not limited to, the following:


     - The Reorganization Agreement and the transactions contemplated therein must be approved by the shareholders of PVI and of Presencia;

     - The representations and warranties made by the parties in the Reorganization Agreement must be materially true and correct on the closing date, as though then made, except for changes and events occurring in the ordinary course of business and changes and events occurring for reasons outside the control of the parties; and

     - Each of the parties must have performed, in all material respects, the obligations which the Reorganization Agreement requires to be performed before the closing date.


     Approval of the Agreement and Plan of Merger and the reincorporation of PVI as a Delaware corporation, as described in Proposal 3, are not required conditions to close the transactions under the Reorganization Agreement.



TERMINATION OF THE REORGANIZATION AGREEMENT (SEE PAGE 22)


     The Reorganization Agreement may be terminated by Presencia or us at any time prior to the closing:

     - By mutual consent;

     - If the closing shall not have occurred on or before July 31, 2001;

     - If the conditions precedent to closing are not satisfied or waived; or


     - If one of us determines that it or its affiliates will be subject to a tax liability in excess of $500,000 arising from the transactions under the Reorganization Agreement and the other does not agree to be responsible for such tax liability.



ADDITIONAL EFFECTS OF THE REORGANIZATION AGREEMENT (SEE PAGE 25)


  Board of Directors


     - Presencia will be entitled to designate a maximum of three (3) members of our board of directors, with the exact number being contingent upon the percentage of outstanding shares of our common stock held by the Seller Group, in the aggregate, at the time directors are elected;



     - As long as Presencia is entitled to designate at least one of our directors, we will elect or appoint an individual designated by Presencia to such committees of our board of directors as Presencia shall request and the nominating committee of the board shall approve; Presencia is entitled to have a designee sit on at least 50% of the committees of our board and is entitled to have a designee sit on the executive and nominating committees at any time when such committees exist;



     - As long as Presencia is entitled to designate at least one of our directors, we will elect or appoint an individual designated by Presencia to the board of directors of Publicidad and any entity which is a subsidiary of Publicidad; however, if David Sitt or Roberto Sonabend is a member of the board of directors of Publicidad, then Presencia will have no entitlement to designate another individual to such board; and



     - As long as Presencia is entitled to designate at least one of our directors, we will elect or appoint an individual designated by Presencia to the board of directors of any other PVI subsidiary in the event any PVI director, who is not a full-time employee of PVI, is serving on the subsidiary's board of directors.


  Dilution to our Shareholders


     - Upon closing of the transactions contemplated under the Reorganization Agreement, we will issue 2,678,353 shares of our common stock and warrants to purchase 1,036,825 shares of our common stock to Presencia and Presence in Media LLC;



     - Our issuance of the shares of our common stock and warrants to purchase shares of our common stock in connection with the Reorganization Agreement will substantially dilute your ownership interest in PVI;

     - Upon consummation of the transactions contemplated under the Reorganization Agreement, and assuming that no shares are issued to CSC-PVI Holding at a Second Closing under the Stock and Warrant Purchase Agreement as further described in Proposal 2 of this Proxy Statement, the PVI shareholders owning all of our issued and outstanding shares of our common stock before the closing will own approximately 81.54% of the issued and outstanding shares of our common stock after the closing;



     - Assuming consummation of the transactions contemplated under both the Reorganization Agreement and the Stock and Warrant Purchase Agreement, the PVI shareholders owning all of our shares of our common stock before these sales will own approximately 71.70% of the issued and outstanding shares of our common stock after these sales;



     - On a fully diluted basis (i.e., assuming the exercise of all outstanding options and warrants to purchase our common stock), upon consummation of the transactions under the Reorganization Agreement and assuming that no shares or warrants are issued to CSC-PVI Holding at a Second Closing under the Stock and Warrant Purchase Agreement and no warrants are issued to Presencia under the Amendment Agreement, the PVI shareholders owning all of our shares of common stock before the closing will own approximately 80.91% of our common stock after the closing; and



     - On a fully diluted basis (i.e., assuming the exercise of all outstanding options and warrants to purchase our common stock), upon the consummation of the transactions contemplated under both the Reorganization Agreement and the Stock and Warrant Purchase Agreement (including issuance of warrants to Presencia under the Amendment Agreement), the PVI shareholders owning all of our shares of common stock before these sales will own approximately 46.94% of our common stock after these sales.



     Under the Reorganization Agreement, Presencia, Presence in Media, Eduardo Sitt, David Sitt, Roberto Sonabend and their permitted transferees, as individual owners of our common stock, will have the right to participate, on a pro rata basis according to their post-closing ownership of PVI common stock, in sales of securities we issue in the future, subject to the exceptions described in the Reorganization Agreement. Additionally, as described in relation to the Stock and Warrant Purchase Agreement, CSC-PVI Holding will also have the right to participate, according to its post-closing ownership of PVI common stock, in sales of securities we issue in the future, subject to the exceptions described in the Stock and Warrant Purchase Agreement. The participation rights granted under the Reorganization Agreement entitle the holders of the participation rights to purchase a pro rata portion of the new securities we propose to issue. Therefore, the exercise of the participation rights under the Reorganization Agreement will not result in dilution to our shareholders which is any greater than that which would occur from the proposed issuance if the holders of the participation rights do not exercise their rights. However, under the Stock and Warrant Purchase Agreement, if CSC-PVI Holding exercises its preemptive rights with respect to our proposed issuance, we will be required to issue shares in addition to the proposed issuance to permit CSC-PVI Holding to maintain its post-closing percentage interest in PVI; therefore, the exercise of preemptive rights by CSC-PVI Holding will cause dilution to our shareholders which is greater than that which would result from a proposed issuance if CSC-PVI Holding did not exercise its rights. However, as discussed under the section titled "Participation Rights Under the Reorganization Agreement," the Seller Group will have no rights to participate in issuances of our common stock to CSC-PVI Holding upon CSC-PVI Holding's exercise of its preemptive rights under the Stock Purchase Agreement. The Seller Group will be diluted to the extent of CSC-PVI Holding's exercise of its preemptive rights.

                               SUMMARY TERM SHEET
         REGARDING THE REINCORPORATION OF PVI AS A DELAWARE CORPORATION


     This summary highlights selected information included elsewhere in this Proxy Statement regarding the Agreement and Plan of Merger and PVI's change of its state of incorporation from New Jersey to Delaware. This summary may not contain all of the information that is important to you. For a more complete understanding of the Agreement and Plan of Merger and the other information contained in this Proxy Statement, you should read this entire document and the additional items to which it refers. The Agreement and Plan of Merger is attached hereto as Appendix B.



THE COMPANIES INVOLVED IN THE ACQUISITION (SEE PAGE 50)


     PRINCETON VIDEO IMAGE, INC., A NEW JERSEY CORPORATION
     15 Princess Road
     Lawrenceville, New Jersey 08648
     (609) 912-9400

     Princeton Video Image, Inc. is a New Jersey corporation with its principal offices as set forth above. We are principally engaged in the business of marketing a real-time video insertion system. Our common stock is listed on the Nasdaq National Market.

     PRINCETON VIDEO IMAGE, INC., A DELAWARE CORPORATION
     15 Princess Road
     Lawrenceville, New Jersey 08648
     (609) 912-9400

     Princeton Video Image, Inc. is a Delaware corporation with its principal offices as set forth above ("PVI Delaware"). PVI Delaware is our wholly-owned subsidiary and was formed for purposes of the reincorporation. PVI Delaware has not engaged in any business since its formation.


PURPOSE (SEE PAGE 50)



     The purpose of the Agreement and Plan of Merger and the reincorporation is to change PVI's state of incorporation from New Jersey to Delaware.



     If the PVI shareholders approve the Agreement and Plan of Merger and the reincorporation of PVI as a Delaware corporation, but do not approve either or both the Reorganization Agreement or the sale of the shares and warrants to CSC-PVI Holding, under the Stock and Warrant Purchase Agreement, we will continue with the reincorporation of PVI as a Delaware corporation.



THE MERGER STRUCTURE AND CONSIDERATION (SEE PAGE 51)


     The Agreement and Plan of Merger contemplates a statutory merger between PVI and PVI Delaware, with PVI Delaware being the surviving corporation.

     Each issued and outstanding share of common stock of PVI will be converted into a share of common stock of PVI Delaware. Each issued and outstanding share of preferred stock of PVI will be converted into an equivalent share of preferred stock of PVI Delaware.


EFFECT (SEE PAGE 52)


     As result of the Agreement and Plan of Merger and the reincorporation, PVI will become a Delaware corporation. Current shareholders of PVI will own an equivalent number of shares in the surviving corporation, PVI Delaware. PVI's management and business will not be affected by the merger and reincorporation, and our principal offices will remain in Lawrenceville, New Jersey.

                   TERMS USED THROUGHOUT THIS PROXY STATEMENT



     Throughout this Proxy Statement, certain terms are used in connection with the proposals presented for our shareholders' consideration and approval. As used herein, the term "Reorganization Agreement" means the agreement, dated as of December 28, 2000, as amended on February 4, 2001, among Presencia en Medios, S.A. de C.V., Eduardo Sitt, David Sitt, Roberto Sonabend, Presence in Media LLC, Virtual Advertisement LLC, PVI LA, LLC, Princeton Video Image, Inc., and Princeton Video Image Latin America, LLC; references to the Reorganization Agreement shall specifically include the amendments to the Reorganization Agreement made pursuant to the Amendment Agreement, unless otherwise specified. The term "Amendment Agreement," means the Amendment Agreement, dated as of February 4, 2001, among Presencia en Medios, S.A. de C.V., Eduardo Sitt, David Sit, Roberto Sonabend, Presence in Media LLC, Virtual Advertisement LLC, PVI LA, LLC, Princeton Video Image, Inc., and Princeton Video Image Latin America, LLC. A copy of the Reorganization Agreement is attached as Appendix A to this Proxy Statement and a copy of the Amendment Agreement is attached as Appendix C to this Proxy Statement. Presencia, Presence in Media, Eduardo Sitt, David Sitt, Roberto Sonabend and their permitted transferees constitute the "Seller Group" as such term is used in this Proxy Statement and in the Reorganization Agreement. Messrs. Eduardo Sitt, David Sitt and Roberto Sonabend are included as members of the Seller Group due to their positions as officers, directors and/or shareholders of Presencia. "Acquisition" as used in this Proxy Statement means the transactions through which Publicidad will become a subsidiary of PVI.



     The term "Stock Purchase Agreement" means the Stock and Warrant Purchase Agreement, dated as of February 4, 2001, between Princeton Video Image, Inc. and PVI Holding, LLC, an indirect wholly-owned subsidiary of Cablevision Systems Corporation. A copy of the Stock Purchase Agreement is attached as Appendix D to this Proxy Statement. PVI Holding, LLC may be referred to throughout this document as "CSC-PVI Holding." The term "Second Closing" means the sale of 1,992,091 shares of our common stock and warrants to purchase 11,471,908 shares of our common stock to CSC-PVI Holding pursuant to the Stock Purchase Agreement. The actual number of warrants to be sold is subject to adjustment pursuant to the terms of the Stock Purchase Agreement.



     Unless otherwise specified within this Proxy Statement, when post-transaction percentages of ownership of our common stock are described, such percentages are calculated based upon the issued and outstanding shares of our common stock as of April 30, 2001 plus the securities to be issued pursuant to the Reorganization Agreement and/or the Stock Purchase Agreement, as the case may be. Such calculations of ownership percentages assume that no other issuances of our common stock or any exercise of warrants or options has occurred between April 30, 2001 and the closing of the respective transactions.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     The following table sets forth certain information regarding the beneficial ownership of our common stock as of April 30, 2001, except as otherwise set forth below, (i) by each person who is known to us to own beneficially more than 5% of the common stock, (ii) by each current director, our Chief Executive Officer and certain other highly compensated executive officers, and (iii) by all current directors and officers as a group.



                                                                   COMMON STOCK
                                                              BENEFICIALLY OWNED(1)
                                                              ----------------------
NAME OF BENEFICIAL OWNER                                        NUMBER      PERCENT
------------------------                                      ----------    --------
PVI Holding, LLC(2).........................................  2,007,909      16.97%
  c/o Cablevision Systems Corporation
  1111 Stewart Avenue
  Bethpage, NY 11714

Enrique F. Senior(3)........................................  1,424,305      10.90%
  c/o Allen & Company Incorporated
  711 Fifth Avenue
  New York, NY 10020

Allen & Company Incorporated(4).............................  1,385,972      10.67%
  Allen Holding Inc.
  Herbert A. Allen
  711 Fifth Avenue
  New York, NY 10020

Eduardo Sitt(5).............................................    660,673       5.55%
  c/o Presencia en Medios, S.A. de C.V.
  Paseo de las Palmas # 735-206
  Mexico, DF 11000

Kern Capital Management, LLC(6).............................    741,600       6.27%
  Robert E. Kern, Jr.
  David G. Kern
  114 West 47th Street
  New York, NY 10036

Presencia en Medios, S.A. de C.V.(7)........................    622,340       5.24%
  Paseo de las Palmas # 735-206
  Mexico, DF 11000

Brown F Williams(8).........................................    239,424       2.01%
  c/o Princeton Video Image, Inc.
  15 Princess Road
  Lawrenceville, NJ 08648

Jerome J. Pomerance(9)......................................    198,175       1.67%
  c/o J.J. Pomerance & Co.
  730 Third Avenue, Suite 4602
  New York, NY 10017

Dennis P. Wilkinson(10).....................................    233,888       1.94%
  c/o Princeton Video Image, Inc.
  15 Princess Road
  Lawrenceville, NJ 08648

                                                                   COMMON STOCK
                                                              BENEFICIALLY OWNED(1)
                                                              ----------------------
NAME OF BENEFICIAL OWNER                                        NUMBER      PERCENT
------------------------                                      ----------    --------

John B. Torkelsen(11).......................................    120,118       1.01%
  c/o Acorn Technology Fund, L.P.
  5 Vaughn Drive
  Princeton, NJ 08540

Samuel A. McCleery(12)......................................     79,815          *
  c/o Princeton Video Image, Inc.
  15 Princess Road
  Lawrenceville, NJ 08648

Lawrence Lucchino(13).......................................    118,333       1.00%
  San Diego Padres
  8880 Rio San Diego Drive
  Suite 400
  San Diego, CA 92108

Donald P. Garber(14)........................................     18,333          *
  c/o Major League Soccer
  110 East 42nd Street, 10th Floor
  New York, NY 10017

Lawrence L. Epstein (15)....................................     18,053          *
  c/o Princeton Video Image, Inc.
  15 Princess Road
  Lawrenceville, NJ 08648

Paul William Slagle(16).....................................     41,944          *
  c/o Princeton Video Image, Inc.
  15 Princess Road
  Lawrenceville, NJ 08648

Wilt Hildenbrand............................................          0          *
  c/o Cablevision Systems Corporation
  1111 Stewart Avenue
  Bethpage, New York 11714-3581

All directors and executive officers as a group (12
  persons)(17)..............................................  3,232,143      23.41%


---------------
  *  Less than one percent

 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and generally includes voting or investment power with respect to securities. Shares of common stock subject to stock options and warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding such options and the percentage ownership of any group of which the holder is a member, but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.


     Outstanding shares of Series A and Series B Redeemable Preferred Stock are not reflected above because such Preferred Stock has no voting rights and is not convertible.


 (2) Includes 2,007,909 shares of common stock owned of record by PVI Holding, LLC, a Delaware limited liability company. PVI Holding, LLC is the indirect wholly-owned subsidiary of Cablevision Systems

Corporation, and Cablevision Systems Corporation may be deemed the beneficial owner of the shares of our common stock owned by PVI Holding, LLC.


 (3) Includes 227,746 shares of common stock and 578,226 shares of common stock underlying warrants owned of record by Allen & Company Incorporated ("Allen"), of which Mr. Senior is a Managing Director and Executive Vice President. Also includes 380,000 and 200,000 shares of common stock underlying the warrants received by Allen as partial consideration for services rendered on behalf of PVI with respect to our initial public offering and as a placement agent in connection with our private placement of common stock on October 20, 1999, respectively. Also includes 100,000 shares of common stock underlying the warrant to be issued to Allen as consideration for the delivery of a fairness opinion in connection with the Reorganization Agreement. See Note 4 below. By virtue of his positions with Allen, Mr. Senior may, under certain circumstances derive economic benefit from such securities. Includes 38,333 shares of common stock underlying options that were exercisable within 60 days of April 30, 2001. Of these, options for 10,000 shares exercisable at $8.00 per share expire on September 3, 2002; options for 20,000 shares exercisable at $4.69 per share expire on September 30, 2009; and options for 8,333 shares exercisable at $5.19 per share expire on August 3, 2010. Does not include shares of common stock held by Allen in its capacity as a market maker or shares of common stock held directly by certain officers, directors or employees of Allen.



 (4) Includes 227,746 shares of common stock and 578,226 shares of common stock underlying warrants owned of record by Allen. Also includes 380,000 shares of common stock underlying the Representatives' Warrants received by Allen as partial consideration for services rendered on behalf of PVI with respect to our initial public offering and an additional 200,000 shares of common stock underlying a warrant received by Allen with respect to its services as a placement agent in connection with our private placement of common stock on October 20, 1999. Also includes 100,000 shares of common stock underlying the warrant to be issued to Allen as consideration for the delivery of a fairness opinion in connection with the Reorganization Agreement. Does not include shares of common stock underlying options owned by Enrique F. Senior, a Managing Director and Executive Vice President of Allen and a director of PVI. Does not include shares of common stock held by Allen in its capacity as a market maker or shares of common stock held directly by certain officers, directors or employees of Allen. See Note 3 above. In addition to Allen, Allen Holding Inc., the holder of all of the outstanding stock of Allen, and Herbert A. Allen, the controlling stockholder of Allen Holding Inc., may be deemed, consistent with applicable rules, the beneficial owner of the securities held by Allen. Of the warrants held by Allen, the exercise price is $8.00 per share (478,226 shares), $8.40 per share (380,000 shares) and $6.05 per share (200,000 shares), respectively. The warrants expire on April 15, 2004 (450,000 shares), February 9, 2006 (28,226 shares), December 19, 2002 (380,000 shares) and October 22, 2006 (200,000 shares), respectively.



 (5) Includes 587,408 shares of common stock and 34,932 shares of common stock underlying warrants owned by Presencia, of which Mr. Sitt is President and a principal shareholder. See Note 7 below. Includes 38,333 shares of common stock underlying options that were exercisable within 60 days of April 30, 2001. Of these, options for 20,000 shares exercisable at $4.69 per share expire on September 30, 2009; options for 10,000 shares exercisable at $4.38 per share expire on September 3, 2002; options for 8,333 shares exercisable at $4.38 per share expire on August 3, 2010.



 (6) Includes 741,600 shares of common stock held by Kern Capital Management, LLC ("KCM"). Robert E. Kern, Jr. and David Kern are controlling members of KCM and may be deemed the beneficial owners of the securities owned by KCM. Robert E. Kern, Jr., David Kern and KCM expressly deny beneficial ownership of the securities held by KCM.



 (7) Includes 587,408 shares of common stock and 34,932 shares of common stock underlying warrants. Does not include shares of common stock underlying options owned by Eduardo Sitt, the President and a principal shareholder of Presencia and a director of PVI. See Note 5 above. The exercise price of the warrants held by Presencia is $8.00 per share. The warrants expire on April 15, 2004 (10,932 shares) and March 28, 2006 (24,000 shares), respectively.

 (8) Includes 12,401 shares of common stock owned by the Estate of Sandra Williams, as custodian for Bronwyn Williams, Mr. and Mrs. Williams' minor daughter, and 53,266 shares owned by the Estate of Sandra Williams, Mr. Williams' wife. Also includes 117,647 shares of common stock and 56,110 shares of common stock underlying options that were exercisable within 60 days of April 30, 2001. Of these, options for 20,000 shares exercisable at $4.69 per share expire on September 30, 2009; options for 27,777 shares exercisable at $4.38 per share expire on February 1, 2011; options for 8,333 shares exercisable at $4.38 per share expire on August 3, 2010. Does not include 5,000 shares, 4,120 shares and 2,200 shares of common stock owned by Mr. Williams' brother, Mr. Williams' daughter, and a trust of which Mr. Williams' mother is a beneficiary, respectively. Mr. Williams disclaims beneficial ownership of the shares of common stock that are owned by the Estate of Sandra Williams, individually and as custodian for Bronwyn Williams.



 (9) Includes 20,000 shares of common stock owned by J.J. Pomerance & Co., Inc. of which Mr. Pomerance is the President. Also includes 129,842 shares of common stock and 48,333 shares of common stock underlying options that were exercisable within 60 days of April 30, 2001. Of these, options for 20,000 shares exercisable at $4.69 per share expire on September 30, 2009; options for 10,000 shares exercisable at $4.38 per share expire on September 3, 2002; options for 10,000 shares exercisable at $4.38 per share expire on July 29, 2003; options for 8,333 shares exercisable at $4.38 per share expire on August 3, 2010.



(10) Includes 233,888 shares of common stock underlying options granted to Mr. Wilkinson that were exercisable within 60 days of April 30, 2001. Of these, options for 172,223 shares exercisable at $4.56 per share expire on November 23, 2008; options for 20,000 shares exercisable at $4.69 per share expire on September 30, 2009; options for 33,332 shares exercisable at $4.38 per share expire on February 1, 2011; options for 8,333 shares exercisable at $4.38 per share expire on August 3, 2010.



(11) Includes 7,321 shares of common stock owned by Pamela R. Torkelsen, Mr. Torkelsen's wife. Also includes 6,914 shares of common stock and 48,200 shares of common stock underlying warrants owned by Princeton Valuation Consultants, L.L.C., a company of which Mr. Torkelsen is the sole shareholder. Also includes 19,350 shares of common stock owned by Acorn Technology Fund, L.P., a limited partnership of which Acorn Technology Partners, L.L.C. is the general partner. Mr. Torkelsen is the Manager of Acorn Technology Partners. Includes 38,333 shares of common stock underlying options that were exercisable within 60 days of April 30, 2001. Of these, options for 20,000 shares exercisable at $4.69 per share expire on September 30, 2009; options for 10,000 shares exercisable at $4.38 per share expire on September 3, 2002; options for 8,333 shares exercisable at $4.38 per share expire on August 3, 2010. Mr. Torkelsen disclaims beneficial ownership of the shares of common stock that are owned by Mrs. Torkelsen. Of the warrants held by Princeton Valuation Consultants, the exercise price is $8.00 per share (28,200 shares) and $4.50 per share (20,000 shares), respectively. The warrants expire on September 3, 2005 (26,000 shares) and April 29, 2004 (22,200 shares), respectively.



(12) Includes 1,228 shares of common stock, 47,200 shares of common stock underlying warrants and 31,387 shares of common stock underlying options granted to Mr. McCleery that were exercisable within 60 days of April 30, 2001. Of these, options for 20,000 shares exercisable at $2.50 per share expire on September 3, 2007; options for 5,833 shares exercisable at $1.58 per share expire on December 14, 2010; options for 5,554 shares exercisable at $4.38 per share expire on February 1, 2011. The exercise price of the warrants is $8.00 per share. The warrants expire on November 3, 2003 (13,600 shares), September 15, 2003 (20,000 shares) and November 4, 2004 (13,600 shares), respectively.



(13) Includes 80,000 shares of common stock underlying options owned by LL Sports Inc. that were exercisable within 60 days of April 30, 2001. Mr. Lucchino controls LL Sports Inc. These options are exercisable at $8.00 per share expire on January 1, 2004. Also includes 38,333 shares of common stock underlying options that were exercisable within 60 days of April 30, 2001. Of these, options for 20,000 shares exercisable at $4.69 per share expire on September 30, 2009; options for 10,000 shares exercisable at $4.38 per share expire on September 3, 2002; and options for 8,333 shares exercisable at $4.38 per share expire on August 3, 2010.

(14) Includes 18,333 shares of common stock underlying options granted to Mr. Garber that were exercisable within 60 days of April 30, 2001. Of these, options for 10,000 shares exercisable at $4.69 per share expire on September 30, 2009; options for 8,333 shares exercisable at $4.38 per share expire on August 3, 2010.



(15) Includes 18,053 shares of common stock underlying options granted to Mr. Epstein that were exercisable within 60 days of April 30, 2001. Of these, options for 5,833 share exercisable at $1.58 per share expire on December 14, 2010; options for 12,220 share exercisable at $4.38 per share expire on February 1, 2011.



(16) Includes 41,944 shares of common stock underlying options granted to Mr. Slagle that were exercisable within 60 days of April 30, 2001. Of these, options for 36,111 shares exercisable at $4.69 per share expire on September 30, 2009; options for 5,833 shares exercisable at $1.58 per share expire on December 14, 2010.



(17) Includes 743,490 shares of common stock underlying warrants. Includes 721,762 shares of common stock underlying options that were exercisable within 60 days of April 30, 2001.



POST-TRANSACTION BENEFICIAL OWNERSHIP TABLE



     The following table presents certain information regarding the beneficial ownership of our common stock as set forth above and adjusted to give effect to
(i) the issuance of shares of our common stock and warrants for the purchase of our common stock pursuant to the Reorganization Agreement, assuming that Proposal 1 is approved; (ii) the issuance of shares of our common stock and warrants for the purchase of our common stock pursuant to the Stock Purchase Agreement and the Amendment Agreement, assuming that Proposal 2 is approved; and
(iii) the issuance of shares of our common stock and warrants for the purchase of our common stock pursuant to the Reorganization Agreement, the Stock Purchase Agreement and the Amendment Agreement assuming that Proposals 1 and 2 are both approved. This table should be read in conjunction with the notes to the preceding table.



                                                                COMMON STOCK             COMMON STOCK
                                        COMMON STOCK         BENEFICIALLY OWNED       BENEFICIALLY OWNED
                                     BENEFICIALLY OWNED       ASSUMING APPROVAL        ASSUMING APPROVAL
                                     ASSUMING APPROVAL        AND CONSUMMATION         AND CONSUMMATION
                                      AND CONSUMMATION               OF                       OF
                                      OF PROPOSAL 1(1)          PROPOSAL 2(1)        PROPOSALS 1 AND 2(1)
                                    --------------------    ---------------------    ---------------------
NAME OF BENEFICIAL OWNER             NUMBER      PERCENT      NUMBER      PERCENT      NUMBER      PERCENT
------------------------             ------      -------      ------      -------      ------      -------
PVI Holding, LLC..................  2,007,909    13.8%      12,575,398    56.7%      15,696,908    56.1%
Enrique F. Senior.................  1,524,305     9.6%       1,424,305     9.5%       1,524,305     8.6%
Allen & Company Incorporated......  1,485,972     9.4%       1,385,972     9.3%       1,485,972     8.4%
Eduardo Sitt......................  4,375,851    28.0%       1,160,673     8.1%       4,875,851    26.9%
Kern Capital Management, LLC......    741,600     5.1%         741,600     5.4%         741,600     4.5%
Presencia en Medios, S.A..........  4,337,518    27.8%       1,122,340     7.8%       4,837,518    26.8%
Brown F Williams..................    239,424     1.6%         239,424     1.7%         239,424     1.5%
Lawrence L. Epstein...............     18,053     0.1%          18,053     0.1%          18,053     0.1%
Lawrence Lucchino.................    118,333     0.8%         118,333     0.8%         118,333     0.7%
Samuel A. McCleery................     79,815     0.6%          79,815     0.6%          79,815     0.5%
Jerome J. Pomerance...............    198,175     1.4%         198,175     1.4%         198,175     1.2%
John B. Torkelsen.................    120,118     0.8%         120,118     0.9%         120,118     0.7%
Dennis P. Wilkinson...............    233,888     1.6%         233,888     1.7%         233,888     1.4%
Donald P. Garber..................     18,333     0.1%          18,333     0.1%          18,333     0.1%
Paul William Slagle...............     41,944     0.3%          41,944     0.3%          41,944     0.3%
Wilt Hildenbrand                            0         0              0         0              0         0
All director and executive
  officers as a group (13
  persons)........................  7,047,321    40.0%       3,732,143    22.9%       7,547,321    37.52%

---------------

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and generally includes voting or investment power with respect to securities. Shares of common stock subject to stock options and warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding such options and the percentage ownership of any group of which the holder is a member, but are not deemed outstanding for computing the percentage ownership of any other person.



     Outstanding shares of Series A and Series B Redeemable Preferred Stock are not reflected above because such Preferred Stock has no voting rights and is not convertible.

                                   PROPOSAL 1

                    APPROVAL OF THE REORGANIZATION AGREEMENT

     This proposal seeks shareholder approval of the Reorganization Agreement and the transactions contemplated therein. This section of the Proxy Statement describes material aspects of the Acquisition, including the Reorganization Agreement, as amended by the Amendment Agreement, the warrants, the registration rights agreement, the employment agreements, and the consultant services agreement. The description of the Reorganization Agreement and the transactions contemplated therein, as set forth below, is in summary form and is therefore qualified in its entirety. While we believe that the description provided herein covers the material terms of the Acquisition and the Reorganization Agreement, this summary may not contain all of the information that is important to you. For a more complete understanding of the Reorganization Agreement and the transactions contemplated therein, you should read this entire Proxy Statement, the Reorganization Agreement attached hereto as Appendix A, and the additional items to which these documents refer.

INFORMATION ABOUT PVI AND PUBLICIDAD

  Princeton Video Image, Inc.

     PVI is a New Jersey corporation with our principal offices located in Lawrenceville, New Jersey. PVI was founded in 1990 to develop and market a real-time video insertion system. Through our patented computer vision technology and proprietary hardware and software system, known as the Live Video Insertion System (L-VIS(TM)), we are able to place computer-generated electronic images into live and pre-recorded television broadcasts of sports and entertainment programming. These electronic images range from simple corporate names or logos to sophisticated multi-media 3-D animated productions. During the broadcast of a sports or entertainment program, for example, an image can be placed to appear in various high visibility locations in the stadium, on the playing field, or as part of the natural landscape of the scene. The L-VIS(TM) System has been used to insert images, including advertising images and program enhancements, into both live and pre-recorded television broadcasts.


     PVI has provided video insertion services for thousands of live telecasts worldwide, including broadcasts of Major League Baseball, National League Football, professional soccer, motor sports, and other live events. PVI is the exclusive virtual advertising provider for NFL International broadcasts. Beyond sports venues, PVI's virtual imaging technology provides virtual in program, promotional signage for the Early Show on CBS. These enhancements, which appear as CBS Early Show logos inserted on blank surfaces in the television picture, include virtual billboards, building signage and marquees, including the "Second Cup Cafe" enhancement on the Saturday Early Show. The following clients and advertisers are representative of PVI's customer base: ESPN, ESPN2, ESPN International, Cox Cable, KTVU (Fox affiliate), WJLA (ABC affiliate), RTBF, VTM (Belgium), San Diego Padres, Minnesota Vikings, San Diego Chargers, San Francisco Giants, Adidas, Heineken, Nissan, Gateway 2000, Coca-Cola, National Car Rental, Hitachi, Southwest Airlines, Toyota, Staples, Bravo and Pepsi. We are also marketing our systems on a worldwide basis through licensing and royalty agreements and through our majority-owned subsidiary, Princeton Video Image Europe, N.V. ("PVI Europe"), which is headquartered in Brussels, Belgium.


     As part of our research and development program, we are developing a series of products to allow viewers to interact with live or recorded video programming delivered to the home via the Internet or through interactive television. These applications will enable the viewer to influence the on-screen presentation of a broadcast which utilizes the L-VIS(TM) System by using a mouse or other pointer, for example, to indicate areas of interest. We are also developing other applications of technology to the sports and entertainment fields.


     In the table below, we provide you with selected historical consolidated financial data of PVI. We prepared this information using the consolidated financial statements of PVI as of the dates indicated and for each of the fiscal years in the five-year period ended June 30, 2000 and for the nine-month periods ended March 31, 2001 and 2000.

              PVI SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA


                                    AT OR FOR THE
                                  NINE MONTHS ENDED
                                      MARCH 31,                             AT OR FOR THE YEAR ENDED JUNE 30,
                              -------------------------   ---------------------------------------------------------------------
                                 2001          2000           2000           1999          1998          1997          1996
                              -----------   -----------   ------------   ------------   -----------   -----------   -----------
STATEMENT OF OPERATIONS
  DATA:
  Total revenue.............  $ 3,618,468   $ 1,869,948   $  3,045,899   $  1,222,213   $   696,012   $   211,634   $ 1,009,600
  Total costs and
    expenses................   13,106,242    12,346,178     16,793,462     11,852,061     8,828,106     6,026,383     5,157,187
  Operating loss............   (9,487,774)  (10,476,230)   (13,747,563)   (10,629,848)   (8,132,094)   (5,814,749)   (4,147,587)
  Net loss applicable to
    common stock............   (8,483,786)   (9,395,528)   (12,488,758)    (9,698,048)   (9,128,374)   (5,774,711)   (3,954,574)
  Basic and diluted net loss
    per share...............        (0.82)        (1.02)         (1.33)         (1.18)        (1.55)        (2.18)        (1.74)
  Weighted average number of
    shares
    -- basic and diluted....   10,360,528     9,206,803      9,374,317      8,186,207     5,890,530     2,287,884     2,266,973

BALANCE SHEET DATA:
  Cash and cash
    equivalents.............    6,475,871    11,653,909      8,388,148     12,494,373    21,552,627       775,693     1,506,709
  Accounts receivable.......      832,383       445,918        829,329        378,652       193,262        86,993            --
  PPE, net..................    3,067,730     3,543,778      3,685,068      3,806,718     2,547,484     1,266,806     1,226,570
  Intangible assets, net....      576,784       592,987        587,486        547,546       493,236       388,754       452,720
  Total assets..............   14,872,731    17,822,132     15,724,808     18,891,118    25,426,365     2,761,216     6,448,969
  Redeemable preferred
    stock...................      168,525     1,024,692      1,035,767        991,655       947,605       903,555       859,505
  Total stockholders'
    equity/(deficit)........    6,305,640    11,822,378      9,273,396     12,143,330    22,034,347    (1,004,951)    3,491,862



     Additional information concerning PVI is attached to this Proxy Statement as Appendix E.


  Publicidad Virtual, S.A. de C.V.

     Publicidad is a corporation organized and existing under the laws of the United States of Mexico. Its headquarters are located in Mexico City. Organized in 1993, Publicidad has as its primary business focus the sale of real-time video insertion services to end-users in Mexico, Central and South America, including the Spanish-speaking locales within the Caribbean basin. Publicidad has initiated its expansion into Brazil and Argentina. Since its inception, Publicidad has used PVI's proprietary technology under a license agreement (which was amended and restated as of January 1, 1999) to service its client base. Publicidad has provided video insertion services to a variety of television, film and video producers, and its work has been included in broadcast sporting events and television and film productions. Publicidad has no direct employees; approximately thirty personnel are provided through a leasing arrangement with a related company. Representative clients of Publicidad include: Televisa, Bimbo, Telmex, Nokia, Pepsi, Frito Lay (Ruffles brand), Coca-Cola, Sol Beer, NexTel, Phillips, MCI Worldcom (Avantel), IUSACell, Telcel, and Comex.


     Under the license agreement between PVI and Publicidad, Publicidad has been authorized to sub-license the use of PVI's proprietary systems and information to other entities and individuals desiring to enter into the real-time video insertion business. Publicidad is responsible for oversight of and for collection of the royalty payments from the sub-licensee. Publicidad pays to PVI a percentage of the royalties it receives. Additionally, the sub-licensee must license the system hardware from PVI to make effective use of the PVI proprietary software and know-how under the license arrangement.



     There is no established public trading market for the stock of Publicidad. Presencia is the owner, directly and indirectly, of all the outstanding stock of Publicidad. Presencia owns 5% of the outstanding capital stock of Publicidad, and its indirect wholly-owned subsidiary, PVI LA, LLC, owns 95% of the outstanding stock. Publicidad has no commitment to any person with respect to the issuance of shares of any class of its common equity.

     As discussed in the financial statements of Publicidad and management's discussion and analysis of that company's financial condition and results of operations attached to this Proxy Statement as Appendix F, Publicidad had loans and commitments of $2,174,301 outstanding as of March 31, 2001 of which $1,050,387 was paid in May 2001. The balance of these obligations are expected to be satisfied from Publicidad's cash from operations or from short term borrowing pending receipt of cash which is expected to be realized from operations.


     Publicidad has not declared any cash dividends on its common equity in the two most recent fiscal years or in any subsequent interim period. It may choose to declare such dividends in the future, depending on the accounting and tax advantage of such a declaration to Publicidad and PVI. Dividends paid by Publicidad to us may be taxed by Mexico; however, the tax may not exceed five percent (5%) of the gross amount of the dividend as long as we own at least ten percent (10%) of the voting stock of Publicidad. Generally, under Mexican income tax law provisions, a dividend paid by a Mexican company to a shareholder who is a foreign tax resident is subject to a five percent (5%) withholding rate which must be applied on the amount of the corresponding dividend multiplied by a factor of 1.5385. Such withholding shall be carried out by the company paying the dividends.


     In the table below, we provide you with selected historical financial data of Publicidad. We prepared this information using the financial statements of Publicidad as of the dates indicated and for each of the fiscal years in the three-year period ended June 30, 2000 and for the nine-month periods ended March 31, 2001 and 2000.


                 PUBLICIDAD SELECTED HISTORICAL FINANCIAL DATA


                                    AT OR FOR THE
                                  NINE MONTHS ENDED
                                      MARCH 31,              AT OR FOR THE YEAR ENDED JUNE 30,
                               ------------------------    --------------------------------------
                                  2001          2000          2000          1999          1998
                               ----------    ----------    ----------    ----------    ----------
STATEMENT OF OPERATIONS DATA:
  Total revenue..............  $6,624,826    $4,250,657    $7,605,826    $2,438,680    $2,440,666
  Total costs and expenses...   7,275,638     3,986,830     6,517,632     2,167,060     2,232,212
  Operating profit/(loss)....    (650,812)      263,827     1,088,194       271,620       208,454
  Net income/(loss)
     applicable to common
     stock...................    (531,434)      261,430       824,231         3,491       (62,488)

BALANCE SHEET DATA:
  Cash and cash
     equivalents.............     411,455                   2,799,948        58,012
  Accounts receivable........   1,548,562                     804,606        39,394
  PPE, net...................     676,944                     821,926       647,687
  Intangible assets, net.....     383,814                     561,445       860,903
  Total assets...............   5,480,404                   6,648,743     3,791,888
  Total stockholders'
     equity..................   1,005,287                   1,262,580       383,325



     The complete financial statements of Publicidad, including management's discussion and analysis of Publicidad's financial condition and results of operations, are attached hereto as Appendix F and should be read in their entirety.


SELECTED UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION


     In the table below, we provide you with unaudited selected pro forma condensed financial information for PVI as if the Acquisition had been completed on July 1, 1999 for statement of operations purposes and on March 31, 2001 for balance sheet purposes.

                                                                  FOR THE
                                                                NINE MONTHS         FOR THE
                                                                   ENDED           YEAR ENDED
                                                                 MARCH 31,          JUNE 30,
                                                                    2001              2000
                                                              ----------------    ------------
UNAUDITED PRO FORMA CONDENSED
  STATEMENT OF OPERATIONS DATA:
  Total revenue.............................................    $ 8,515,518       $  9,561,240
  Total costs and expenses..................................     20,051,521         23,023,803
  Operating profit/(loss)...................................    (11,536,003)       (14,462,563)
  Net loss applicable to common stock.......................    (10,412,637)       (13,467,721)
  Basic and diluted net loss per share......................          (0.80)             (1.12)
  Weighted average number of shares
     -- basic and diluted...................................     13,038,881         12,052,670



                                                               AT MARCH 31, 2001
                                                              --------------------
UNAUDITED PRO FORMA CONDENSED
  BALANCE SHEET DATA:
  Cash and cash equivalents.................................        6,887,326
  Accounts receivable.......................................        1,937,648
  Property and Equipment, net...............................        3,744,674
  Intangible assets, net....................................        3,988,614
  Goodwill..................................................        1,137,278
  Total assets..............................................       23,535,965
  Redeemable preferred stock................................          168,525
  Total stockholders' equity................................       11,679,347



     This unaudited selected pro forma condensed financial information should be read in conjunction with the separate historical financial statements and accompanying notes of PVI. It is also important that you read the unaudited pro forma condensed financial information and accompanying discussion that we have included in this Proxy Statement under the heading "Unaudited Pro Forma Condensed Combined Financial Statements." You should not rely on the unaudited selected pro forma financial information as an indication of the results of operations or financial position of PVI and Publicidad that would have been achieved if the Acquisition had taken place earlier or of the results of operations or financial position of PVI after completion of the Acquisition.


SELECTED UNAUDITED COMPARATIVE PER SHARE DATA


     In the table below, we provide you with historical and pro forma per share financial information as of and for the nine months ended March 31, 2001 and for the year ended June 30, 2000. The pro forma financial information assumes that the Acquisition of Publicidad had been completed on July 1, 1999 for statement of operations purposes and on March 31, 2001 for balance sheet purposes.



     It is important that you read this information with the financial statements and accompanying notes of PVI and Publicidad. It is also important that you read the pro forma condensed financial information and accompanying discussion and notes that we have included in this Proxy Statement under the heading "Unaudited Pro Forma Condensed Combined Financial Statements." You should not rely on the unaudited selected pro forma financial information as an indication of the results of operations or financial position of PVI and Publicidad that would have been achieved if the Acquisition had taken place earlier or subsequent to the completion of such transactions.

                                                                 PVI COMMON STOCK
                                                              -----------------------
                                                              HISTORICAL    PRO FORMA
                                                              ----------    ---------
PRINCETON VIDEO IMAGE, INC.
  (INCLUDING PUBLICIDAD)
Book value per share March 31, 2001.........................    $ 0.61       $ 0.90
Income from continuing operations:
  Loss per share -- basic and diluted:
     For the nine months ended March 31, 2001...............     (0.82)       (0.80)
     For the year ended June 30, 2000.......................     (1.33)       (1.12)


OVERVIEW OF THE ACQUISITION


     For several years prior to the announcement of the Acquisition, we have been involved in an ongoing business relationship with Presencia and Publicidad. Our relationship with Presencia began in 1993, when together we entered into a joint venture and formed Publicidad.



     As part of our responsibilities under the joint venture, we granted to Publicidad an exclusive, royalty-free license to use, market and sub-license the Company's L-VIS(TM) System throughout Mexico, Central and South America and the Spanish-speaking markets in the Caribbean basin. Under the joint venture, PVI was to receive 50% of the profits of Publicidad. However, because Publicidad had not shown any profit, we determined that a license arrangement with royalty payments would be more beneficial to the needs of PVI. As such, we entered into an Amendment Agreement with Publicidad modifying Publicidad's license. Under the amended license agreement, which remains in effect, we receive royalty payments on Publicidad's annual net revenues. The terms of the license under the Amendment Agreement are substantially similar to those in licenses we grant to our unaffiliated licensees. Following the amendment of the license agreement, we determined that our best economic interest would be served by selling our interest in the joint venture. With the decision to sell our ownership stake in Publicidad, Presencia expressed its desire to purchase our interest in Publicidad. In consequence, we entered into a stock purchase agreement, dated January 1, 1999, for the sale of our Publicidad shares to Presencia and Eduardo Sitt, the President and a principal shareholder of Presencia, for $121,000. At the time of the entry into the stock purchase agreement, our board of directors determined, on the facts and circumstances, that the sale price was fair to PVI. The stock sale transaction closed shortly after January 1, 1999. Mr. Sitt, who is also one of our directors, subsequently transferred his interest to Presencia.



     In or about April 2000, our senior management began to consider the acquisition of Publicidad. Management believed that the transaction was a viable business strategy based upon the rising royalties generated under the license agreement (which had increased from $62,500 in the first reporting period after the amendment to the license agreement to $460,558 for the reporting period immediately prior to April 2000), the fact that such royalties accounted for a significant portion of our revenues, based on the rising revenues and positive cash flow of Publicidad, the expansion of Publicidad's business operations and the prospects for future business development in Mexico, Central and South America and other Spanish-speaking markets. Management further believed that the acquisition of Publicidad, along with a proven management cadre, would give us greater access to developing markets for our services, systems and proprietary knowledge, provide a direct and immediately producing revenue stream and eliminate our extra burdens of overseeing a licensee and its sub-licensees in an extremely broad geographic territory.



     After consideration by and with the approval of the board of directors, in or about June 2000, Mr. Wilkinson, our President and Chief Executive Officer, and other members of senior management initiated discussions with Presencia to determine if the latter was willing to sell Publicidad and what terms, if any, would be acceptable to Presencia. In conjunction with the initial negotiations, we consulted with our financial advisor, Allen & Company, Incorporated, or Allen. These discussions remained at a general level and no agreement regarding the specific terms of a possible acquisition was reached.


     After several meetings between Mr. Wilkinson and Mr. Eduardo Sitt, the President of Presencia, the parties reached a general framework for the acquisition of Publicidad. In October 2000, we, together with our consultants and legal counsel, began our due diligence investigation. The consultations and due diligence inquiries continued during the discussions. Throughout November and December 2000, negotiations regarding the Acquisition continued among the parties regarding the final terms and conditions of the Acquisition, the Reorganization Agreement, and the other agreements and documents to be executed in connection with the Acquisition.


     On December 5, 2000, the board of directors met to consider the proposed transaction. At this meeting, Mr. Wilkinson and other members of PVI's management reviewed the strategic reasons for the proposed transactions, including, but not limited to, Publicidad's rapid growth and development, its significant contacts and goodwill, its prospects to develop the Central and South American Spanish-speaking markets, the reception of our technology in Mexico and other Latin American markets, and the direct revenues the acquisition of Publicidad would generate to fund the research and development of our core technologies and our expansion into additional markets, the principal terms of the proposed transactions, drafts of the transaction documents, a financial review of the proposed transaction, a review of PVI's financial condition and business operations, and the results of our due diligence. The board was advised of its fiduciary duties in considering the proposed transactions. Upon completing its deliberations, the board of directors (other than for Messrs. Sitt and Senior, who recused themselves from participating due to their respective interests in the transaction) approved the Acquisition, and requested an opinion from our financial advisor, Allen, that the Acquisition was fair, from a financial point of view, to PVI. The board of directors further instructed our senior management to continue negotiations and to execute the Reorganization Agreement when finalized. Mr. Sitt did not participate in the discussion or the voting regarding approval of the Reorganization Agreement because of his ownership interest in Presencia, and Mr. Senior did not participate in the voting regarding approval of the Reorganization Agreement because of his relationship with Allen which furnished advisory services and a fairness opinion to PVI in connection with the transaction.


     On December 20, 2000, Allen delivered its opinion that the Acquisition was fair as of the date thereof, from a financial point of view, to PVI.

     On December 28, 2000, after negotiation of the final terms of the Reorganization Agreement, the parties executed the Reorganization Agreement.

STRUCTURE OF THE ACQUISITION

     The Acquisition consists of our purchase of approximately 5% of the outstanding capital stock of Publicidad from Presencia and our acquisition of the remainder of the Publicidad stock through a merger of Virtual Advertisement into Princeton Video Image Latin America, our wholly-owned subsidiary.

     For the transaction:


     - PVI formed Princeton Video Image Latin America, a New Jersey limited liability company. This company is our wholly-owned subsidiary and was formed solely for purposes of the Acquisition;


     - Presencia formed Presence in Media LLC, Virtual Advertisement LLC, and PVI LA LLC solely for purposes of this transaction; all are Delaware limited liability companies. Presencia owns directly or indirectly all the membership interests in each of these limited liability companies;

     - Presencia transferred to PVI LA LLC (through Presence in Media LLC and Virtual Advertisement) approximately ninety-five percent (95%) of the outstanding shares of Publicidad; and

     - Presencia retained direct ownership of approximately five percent (5%) of the shares of Publicidad.

     At the time of the Acquisition:

     - Virtual Advertisement LLC will be merged into Princeton Video Image Latin America LLC;

     - As a result of the merger, Princeton Video Image Latin America will become the sole member of PVI LA LLC and will then indirectly own approximately ninety-five percent (95%) of the issued and outstanding shares of Publicidad; and

     - Presencia will transfer all the shares of Publicidad stock which it owns directly to PVI.

CONSIDERATION FOR THE ACQUISITION

     For the acquisition of all of the issued and outstanding capital stock of Publicidad, we will issue a total of 2,678,353 shares of common stock and warrants to purchase an additional 1,036,825 shares of common stock. Of the total consideration, Presencia will receive 133,918 shares of common stock and warrants to purchase 51,841 shares of common stock and Presence in Media LLC will receive 2,544,435 shares of common stock and warrants to purchase 984,984 shares of common stock.

     The warrants to be issued pursuant to the Reorganization Agreement are divided into eleven separate groups. Each group of warrants corresponds and contains provisions that are parallel to a group of currently issued and outstanding warrants or options for the purchase of shares of our common stock. Each group of warrants contains a term, exercise price, vesting schedule and adjustment provisions which are similar to the parallel issued and outstanding warrants or options. The 1,036,825 total warrants to be issued to Presencia and Presence in Media under the Reorganization Agreement will be divided among the eleven groups pro rata according to the share which each of the eleven parallel groups bears to the total of issued and outstanding warrants and options. The warrants to be issued will expire at various times, depending on the group, from December 16, 2002 to January 1, 2007. The exercise price of the warrants, again dependent upon the group, range from $3.72 to $20.00 per share. The expiration, the exercise prices and the vesting schedule, if such warrants are not fully vested as of the closing of the Reorganization Agreement, correspond to those provisions in the parallel issued and outstanding warrants or options.

THE REORGANIZATION AGREEMENT


     The following summary of the Reorganization Agreement and the Amendment Agreement is qualified in its entirety by reference to the complete text of the Reorganization Agreement and the Amendment Agreement, which are attached as Appendix A and Appendix C to this Proxy Statement, respectively. We urge you to read the full text of the Reorganization Agreement, including the Amendment Agreement, dated as of February 4, 2001.


  Conditions to the Acquisition

     Each of PVI's and Presencia's obligations to complete the transactions contemplated in the Reorganization Agreement are subject to the satisfaction or waiver of certain conditions, including, but not limited to, the following:

     - Our shareholders must approve the Reorganization Agreement and the transactions contemplated therein;

     - Presencia's shareholders must approve the Reorganization Agreement and the transactions contemplated therein;

     - Each of the entities must have taken all necessary actions in connection with the transactions contemplated under the Reorganization Agreement;

     - Each of the appropriate parties must have executed the other agreements contemplated in the Reorganization Agreement, including, among others, the consultant services agreement, the employment agreements and stock option agreements for Messrs. David Sitt and Roberto Sonabend, and the registration rights agreement;


     - The representations and warranties made by the parties in the Reorganization Agreement must be materially true and correct on the closing date, except for changes and events occurring in the ordinary course of business and changes and events occurring for reasons outside the control of the parties;



     - The shares of our common stock to be issued in the transaction and upon exercise of warrants issued in connection with the transaction must be listed on the Nasdaq Stock Market. Our outstanding common stock is currently listed on the Nasdaq National Market. If this Proposal is approved, we will file a notification for listing of additional shares covering shares to be issued pursuant to the Reorganization Agreement with the Nasdaq National Market. We believe that the issuance of these shares following shareholder approval of the Reorganization Agreement complies with the requirements of the Nasdaq National Market; and


     - Each of the parties must have performed, in all material respects, the obligations which the Reorganization Agreement requires it to perform before the closing date.


  Third Party Consents and Regulatory Approvals



     In order to close the transactions contemplated under the Reorganization Agreement, Presencia is required to obtain the approval of its shareholders for the sale of Publicidad. Similarly, the sole member of Virtual Advertisement LLC is required to approve the sale of Publicidad. Presencia is required to provide a foreign investment notice to Mexican authorities in connection with the transactions under the Reorganization Agreement. No other consents are necessary to permit the transactions contemplated under the Reorganization Agreement to close. Presencia intends to submit this matter to its shareholders substantially contemporaneously with our meeting of shareholders. The sole member of Virtual Advertisement LLC has consented to the transactions under the Reorganization Agreement. Presencia will file the foreign investment notice with the responsible Mexican agency immediately prior to the closing of the transactions. The transactions contemplated under the Reorganization Agreement do not require any federal or state regulatory approvals.


  Termination of the Acquisition

     The Reorganization Agreement and the transactions contemplated therein may be terminated prior to the closing:

     - By the mutual written consent of PVI and Presencia;

     - By either PVI or Presencia if the Acquisition is not completed on or before July 31, 2001 or such other date as PVI and Presencia may agree upon in writing;

     - By either PVI or Presencia if the other party has made any material misrepresentation or has breached any warranty or covenant contained in the Reorganization Agreement and such breach has not been waived;

     - By either PVI or Presencia if any condition specified in the Reorganization Agreement as a precondition to the closing has not been satisfied as of the date scheduled for the closing of the Reorganization Agreement or if satisfaction of such a condition is or becomes impossible (other than through the failure of the other party to comply with its obligations under the Reorganization Agreement), and such condition to closing has not been waived; or

     - By either PVI or Presencia if the terminating party determines that it or its affiliates will be subject to a tax liability in excess of $500,000 as a result of the consummation of the transactions contemplated in the Reorganization Agreement and the other party does not agree to assume and be responsible for such tax liability on a full, after-tax basis.

  Fees

     Each party will be responsible for payment of its own fees and expenses incurred in connection with the Reorganization Agreement and the transactions contemplated therein, except:

     - If we terminate the Reorganization Agreement because the transactions have not been approved by our shareholders, we must reimburse Presencia for its reasonable out-of-pocket expenses (including attorneys' fees) incurred in connection with the negotiation, preparation and execution of the Reorganization Agreement and the transactions contemplated therein.

     - If the transactions contemplated by the Reorganization Agreement are completed, Publicidad will be responsible for the payment of the fees and expenses of Presencia, Eduardo Sitt, David Sitt and

Roberto Sonabend, incurred in connection with the Reorganization Agreement and the transactions contemplated therein.

     - If this Agreement is terminated by a party due to the misrepresentation, breach or default of another party, the terminating or non-defaulting party will be reimbursed by the other party for its reasonable out-of-pocket expenses (including attorneys' fees) incurred in connection with the Reorganization Agreement and the transactions contemplated therein.

     - We, at our sole election, may make any reimbursement of fees and expenses in shares of our common stock.

  Conduct of the Business Pending the Acquisition

     Prior to the closing, PVI and its subsidiaries and Publicidad are required to carry on their respective businesses in the ordinary course.

  Representations and Warranties

     The Reorganization Agreement contains customary representations and warranties of PVI and Presencia, relating to, among other things:

     - Corporate organization and similar corporate matters;

     - Subsidiaries;

     - Capital structure;

     - Authorization and absence of conflicts;

     - Board approval and applicable state takeover laws;

     - Shareholder vote required for approval of the Reorganization Agreement;

     - Litigation;

     - Compliance with applicable laws and governmental regulations;

     - Absence of material changes or events;

     - Intellectual property;

     - Brokers and finders;

     - Taxes;

     - Material contracts;

     - Employee benefits; and

     - Shareholders' rights.

  The Amendment Agreement


     As a condition of entering into the Stock Purchase Agreement described in Proposal 2 of this Proxy Statement, CSC-PVI Holding required that Presencia and the Seller Group waive certain participation rights under the Reorganization Agreement that otherwise may have been triggered by the Stock Purchase Agreement. CSC-PVI Holding also required PVI, Mr. Williams and Presencia to execute a Shareholders Agreement in relation to, among other things, voting on Proposal 2 of this Proxy Statement. In partial consideration for Presencia's agreement to the above, we entered into the Amendment Agreement pursuant to which the Reorganization Agreement was amended to change, among other things, Presencia's entitlement to nominate directors, extend the time to close the Acquisition and modify the standstill provisions regarding restrictions on the sale of our common stock. Prior to the Amendment Agreement, the Reorganization Agreement provided that Presencia was entitled to nominate 30% of our total number of directors if the members of the Seller Group, in the aggregate, held greater than 20% of our outstanding common stock; 20% of our total number of directors if the members of the Seller Group, in the aggregate, held greater than 12% but less than or equal to 20% of our outstanding common stock; or 10% of our total number of directors if the members of the Seller Group, in the aggregate, held greater than 3% but less than or equal to 12% of our outstanding common stock. The Amendment Agreement modified the Reorganization Agreement to provide that Presencia is entitled to nominate 3 directors to our board if the members of the Seller Group, in the aggregate, held greater than 10% of our outstanding common stock and 1 director if the members of the Seller Group, in the aggregate, held greater than 3% but less than or equal to 10% of our outstanding common stock. Assuming that our shareholders approve the Reorganization Agreement, Presencia will hold greater than 10% of our outstanding shares of common stock and will be entitled to nominate 3 directors to our board (whether or not the sale of shares and warrants to CSC-PVI Holding is approved). The time to close the transactions contemplated under the Reorganization Agreement was extended from June 1, 2001 to July 31, 2001. The Amendment Agreement also added consummation of the Second Closing under the Stock Purchase Agreement as an event which will terminate the restrictions imposed under the Reorganization Agreement on the Seller Group's ability to, among other things, solicit proxies with regard to any of our voting securities, seek to influence or control our management or policies, or sell shares of our common stock. This is more fully described below, under the section headed "Restrictions on Presencia's Purchase and Sale of Our Common Stock." Pursuant to the Amendment Agreement we agreed to issue to Presencia, at the Second Closing to the Stock Purchase Agreement, assuming approval of Proposal 2 of this Proxy Statement, warrants to purchase an additional 500,000 shares of our common stock. The warrants will be exercisable for three years following their issuance at an exercise price of $8.00, $9.00 and $10.00 per share during the first, second and third years of the term, respectively.



  Participation Rights Under the Reorganization Agreement



     Under the Reorganization Agreement, Presencia and the other members of the Seller Group each holds the right to purchase a pro rata portion of any new securities which we may propose to issue. These participation rights permit the holder of such rights to maintain his, her or its fully diluted (i.e., assuming the exercise of all outstanding options and warrants to purchase our common stock) existing ownership interest in PVI after all such new securities are sold. If our shareholders approve the sale of shares of our common stock and warrants to purchase shares of our common stock to CSC-PVI Holding and the Second Closing under the Stock Purchase Agreement occurs, this percentage will be approximately 13.82%. If our shareholders do not approve the sale of shares and warrants to CSC-PVI Holding, then this percentage of ownership will be approximately 21.70%. However, Presencia and the other members of the Seller Group are not entitled to participate in issuance of shares of our common stock to CSC-PVI Holding on CSC-PVI Holding's exercise of preemptive rights granted under the Stock Purchase Agreement. Presencia and the other members of the Seller Group will be diluted to the extent of CSC-PVI Holding's exercise of its preemptive rights. As defined in the Reorganization Agreement, "new securities" means any PVI capital stock; all rights, options, or warrants to purchase our capital stock; and all securities that are, or may become, convertible into or exchangeable for our capital stock. The Reorganization Agreement excludes certain issuances of securities from the definition of "new securities," such as shares of our common stock issued under our stock option plan; securities issued as a result of any stock split, stock dividend, or reclassification of our common stock; and securities issued in connection with a strategic alliance, joint venture, partnership or other business arrangement. The exercise of the participation rights under the Reorganization Agreement will not result in dilution to our shareholders which is any greater than that which would occur from the proposed issuance if the holders do not exercise their rights.



     The Reorganization Agreement also grants to the members of the Seller Group the right to participate in any sale of new securities we propose from December 28, 2000, the date the agreement was executed, to the closing of the transactions contemplated under the Reorganization Agreement. The sale and issuance of our common stock to CSC-PVI Holding, in accordance with the Stock Purchase Agreement, would have triggered this special pre-closing equity participation right, and the members of the Seller Group could have exercised their participation rights to purchase additional shares of our common stock. CSC-PVI Holding required the Seller Group to waive these special pre-closing equity participation rights with respect to the transactions contemplated by the Stock Purchase Agreement to ensure that CSC-PVI Holding's percentage ownership interest in PVI was definite as of the date of the Stock Purchase Agreement and not subject to change upon any exercise by the Seller Group of any participation rights.


EFFECT OF THE ACQUISITION

  Board of Directors


     The Reorganization Agreement, as amended by the Amendment Agreement, provides that upon completion of the Acquisition, we must take certain actions with regard to our board of directors and that Presencia will have rights with regard to the nomination for and appointment of directors:



     - Presencia will be entitled to designate a maximum of three (3) members of our board of directors, with the exact number being contingent upon the percentage of outstanding shares of our common stock held by the Seller Group, in the aggregate, at the time directors are elected;



     - From and after the Closing Date, if the number of shares of PVI Common Stock held by the Seller Group is greater than 10% of all outstanding shares of PVI Common Stock, then Presencia is entitled to nominate 3 directors;



     - From and after the Closing Date, if the number of shares of PVI Common Stock held by the Seller Group is greater than 3% but less than 10% of all outstanding shares of PVI Common Stock, then Presencia is entitled to nominate 1 director;



     - If, at any time after the Closing Date, the Seller Group owns, in the aggregate, less than 50% of the shares the entire Seller Group held immediately after the closing, then Presencia will lose its entitlement to nominate any directors;



     - We have agreed to nominate and recommend for election to our board of directors those individuals Presencia designates for membership on the board;



     - If, for any reason, the Presencia designees for the board of directors are not elected by our shareholders, we have agreed to take the necessary actions to increase the size of the board by the number of Presencia designees not elected and to appoint those designees to the newly created directorships;



     - As long as Presencia is entitled to designate at least one of our directors, we will elect or appoint an individual designated by Presencia to such committees of our board of directors as Presencia shall request and the nominating committee shall approve; Presencia is entitled to have a designee sit on at least 50% of the committees of our board and is entitled to have a designee sit on the executive and nominating committees at any time when such committees exist;



     - As long as Presencia is entitled to designate at least one of our directors, we will elect or appoint an individual designated by Presencia to the board of directors of Publicidad and any entity which is a subsidiary of Publicidad; however, if David Sitt or Roberto Sonabend is a member of the board of directors of Publicidad, then Presencia will have no entitlement to designate another individual to such board; and



     - As long as Presencia is entitled to designate at least one of our directors, we will elect or appoint an individual designated by Presencia to the board of directors of any other PVI subsidiary in the event any PVI director, who is not a full-time employee of PVI, is serving on the subsidiary's board of directors.


     Upon completion of the Acquisition, the initial Presencia designees to the PVI board of directors will be Emilio Romano, Jaime Serra Puche and Eduardo Sitt.


     Emilio Romano, age 36, is the co-founder, President and Chief Executive Officer of SportsYA Media Group, a sports marketing and media company focused on providing multimedia marketing solutions to clients that target the Mexican and U.S. Hispanic markets. Mr. Romano serves as an independent advisor to several entertainment and media companies and is a partner in the law firm of Gonzalez Luna y Perez de Acha, S.C. Mr. Romano previously held the positions of Vice President of International Operations and Executive Director of Finance with Televisa, S.A. de C.V. and has served in Mexico's Ministry of Finance and Public Credit. Mr. Romano has extensive experience in public and private finance and revenue matters, tax policy, customs, legislation and mergers and acquisitions. He has held the position of Professor of Tax Law in the post-graduate program at Escuela Libre de Derecho since 1994 and has been a frequent speaker at conferences and seminars on tax and customs issues, including at Georgetown University and George Washington University, among others. Mr. Romano serves as a director of Presencia. Mr. Romano does not own any shares of our common stock.



     Jaime Serra Puche, age 50, is currently a senior partner of Serra and Associates International, a consulting firm specializing in law and economics. Mr. Puche served as Mexico's Secretary of Finance in 1994 and as Mexico's Secretary of Trade and Industry from 1988 to 1994; he has held several other key positions in the government of Mexico, including Undersecretary of Finance and Chief of Staff to the Secretary of Finance. Mr. Puche has extensive experience in international trade negotiations, including his role as Minister-in-charge of the NAFTA negotiations. From 1995 to 1996, Mr. Puche was the John L. Weinberg/ Goldman Sachs Visiting Professor at Princeton University; his other academic experience includes Chairman of the Center for Economic Studies and Professor of Economic Theory at El Colegio de Mexico, and a term as the Tinker Visiting Professor of Economics at Stanford University. Mr. Puche currently is a Trustee of the Yale Corporation of Yale University and a member of the Boards of Tubos de Acero de Mexico, The Mexico Fund and Alcatel-Indetel. Mr. Puche does not own any shares of our common stock.



     Eduardo Sitt, age 70, has been a director of PVI since October 1993. From 1964 until 1993, he was the principal shareholder and Chief Executive Officer of Hilaturas de Michoacon, S.A., a Mexican textile manufacturer. Mr. Sitt is a shareholder and, during the past five years, has served as a director of Grupo Financiero BBVA Bancomer, a publicly held financial corporation consisting of one of Mexico's largest banks, a full service stock brokerage house and several other financial firms. Mr. Sitt is the President and principal shareholder of, and the individual designated to serve on the board of directors of PVI by Presencia, a principal shareholder of PVI. He is the President of Publicidad. He also serves as a director of Albatros Textil, a textile manufacturer.



     In accordance with the New Jersey Business Corporation Act, our certificate of incorporation and our bylaws, the board of directors is authorized to increase the size of the board and to fill newly created directorships on the board without a vote of the shareholders and such newly-appointed director(s) shall serve until the next annual meeting of shareholders.


  Management

     The Reorganization Agreement does not contemplate any change in senior management of PVI. Publicidad or an affiliate will employ Messrs. David Sitt and Roberto Sonabend as Publicidad's senior executive officers. The terms of employment will be substantially similar to the terms of employment of our other senior executive officers, including grants of stock options under our Amended 1993 Stock Option Plan which are comparable to grants made to our other senior executive officers.


  Dilution to PVI Shareholders


     As a result of the Acquisition, we will be issuing shares of our common stock and warrants for the purchase of additional shares of our common stock to Presencia and its wholly-owned subsidiary, Presence in Media LLC. The issuance of these shares and warrants will have an effect upon our shareholders, based upon the following:


     - As of April 30, 2001, 11,833,965 shares of our common stock were outstanding;



     - Upon closing of the transactions contemplated under the Reorganization Agreement, we will issue 2,678,353 shares of our common stock and warrants to purchase 1,036,825 shares of our common stock to Presencia and Presence in Media LLC;

     - Our issuance of the shares of our common stock and warrants for the purchase of shares of our common stock in connection with the Reorganization Agreement and the Acquisition will substantially dilute your ownership interest in PVI;



     - Upon consummation of the transactions contemplated under the Reorganization Agreement, and assuming that no shares are issued to CSC-PVI Holding at a Second Closing under the Stock Purchase Agreement, the PVI shareholders owning all of our issued and outstanding shares of our common stock before the closing will own approximately 81.54% of the issued and outstanding shares of our common stock after the closing;



     - Assuming consummation of the transactions contemplated under both the Reorganization Agreement and the Stock Purchase Agreement, the PVI shareholders owning all of our issued and outstanding shares of common stock before these sales will own approximately 71.70% of the issued and outstanding shares of our common stock after these sales;



     - On a fully diluted basis (i.e., assuming the exercise of all outstanding options and warrants to purchase our common stock) and assuming that no shares or warrants are issued to CSC-PVI Holding at a Second Closing under the Stock Purchase Agreement, and no warrants are issued to Presencia under the Amendment Agreement, the PVI shareholders (including Presencia as to the shares it owned as of April 30, 2001) owning all of our shares of common stock before the closing of the transactions contemplated under the Reorganization Agreement will own approximately 80.91% of our common stock after the closing; and



     - On a fully diluted basis, (i.e., assuming the exercise of all outstanding options and warrants to purchase our common stock) and assuming the consummation of the transactions contemplated under both the Reorganization Agreement and the Stock Purchase Agreement (including the issuance of warrants to Presencia under the Amendment Agreement), the PVI shareholders owning all of our shares of common stock before these sales will own approximately 46.94% of our common stock after these sales.



     Under the Reorganization Agreement, each member of the Seller Group holds the right to purchase a pro rata portion of any new securities which we may propose to issue. These participation rights are discussed in greater detail under the subheading "Participation Rights Under the Reorganization Agreement," above. However, your rights with regard to ownership of shares of our common stock and participation in our affairs as a holder of our common stock will not change as a result of this Proposal 1.



     On a fully diluted basis (i.e., assuming the exercise of all outstanding options and warrants to purchase our common stock) and assuming that no shares or warrants are issued to CSC-PVI Holding at a Second Closing under the Stock Purchase Agreement, the Seller Group will hold approximately 21.70% of our common stock after completion of the transactions contemplated under the Reorganization Agreement. This includes shares of our common stock the Seller Group owned prior to the closing of the transactions.



     On a fully diluted basis, (i.e., assuming the exercise of all outstanding options and warrants to purchase our common stock) assuming consummation of the transactions contemplated under both the Reorganization Agreement and the Stock Purchase Agreement (including the issuance of warrants to Presencia under the Amendment Agreement), the Seller Group will hold approximately 14.04% of our common stock after completion of the transactions contemplated under the Stock Purchase Agreement and the Reorganization Agreement. This includes shares of our common stock the Seller Group owned prior to the closing of the transactions.



     The participation rights granted under the Reorganization Agreement will allow the Seller Group to maintain such levels of ownership should the members of the Seller Group elect to exercise their participation rights upon any future issuance of our securities. However, as discussed above under the section titled "Participation Rights Under the Reorganization Agreement," the Seller Group will have no rights to participate in issuances of our common stock to CSC-PVI Holding upon CSC-PVI Holding's exercise of its preemptive rights under the Stock Purchase Agreement. The Seller Group will be diluted to the extent of CSC-PVI Holding's exercise of its preemptive rights.

  Restrictions on Presencia's Purchases and Sales of Our Common Stock


     Under the terms of the Reorganization Agreement, Presencia has agreed that neither it nor any member of the Seller Group will acquire any shares of our common stock, other than through the Reorganization Agreement, including the exercise of warrants or from another member of the Seller Group, without the prior written approval of our board of directors, if the aggregate number of shares of our common stock owned by the Seller Group would exceed 30% of our outstanding common stock after the Acquisition. The restrictions upon the purchase of our common stock by Presencia and the other members of the Seller Group will terminate on the earliest of the following dates: (i) February 2, 2002; (ii) the first date on which the Seller Group owns, in the aggregate, less than ten percent (10%) of our outstanding common stock; (iii) the date on which Dennis P. Wilkinson ceases to be our Chief Executive Officer; or (iv) the date on which any third party acquires thirty percent (30%) or more of our common stock, except in a transaction approved by our board of directors.


     Presencia and the other members of the Seller Group have agreed that they will not transfer, in the aggregate, more than 5% of our outstanding common stock or 650,000 shares, whichever is greater, in any 30-day period. The Reorganization Agreement further requires Presencia to provide notice to the board of directors prior to making any bulk sales of our common stock to any of our competitors, contract partners or potential strategic investors and provides our board of directors with a right to veto such a sale if the sale would be detrimental to PVI. This restriction does not include transfers pursuant to a tender or exchange offer or as part of a merger transaction. The restrictions on the sale of our common stock imposed on Presencia and the other members of the Seller Group will terminate on the earliest of the following dates: (i) the date of consummation of the closing described in Proposal 2; (ii) February 2, 2002;
(iii) the first date on which the Seller Group owns, in the aggregate, less than ten percent (10%) of our outstanding common stock; (iv) the date on which Dennis
P. Wilkinson ceases to be our Chief Executive Officer; or (v) the date on which any third party acquires thirty percent (30%) or more of our common stock, except in a transaction approved by our board of directors.

INTERESTS OF CERTAIN PERSONS IN THE ACQUISITION


     The interests of certain members of the PVI board of directors may be different from those of other PVI shareholders. Mr. Eduardo Sitt, a member of the PVI board of directors, holds an equity interest in Presencia. Mr. Sitt did not participate in the discussions or voting of our board of directors with regard to the Reorganization Agreement or the transactions contemplated therein. As of April 30, 2001, Mr. Sitt was the beneficial owner of 660,673 shares, or 5.55%, of our common stock. Mr. Enrique F. Senior, a member of the PVI board of directors, is a Managing Director and Executive Vice President of Allen. Mr. Senior recused himself from the voting of our board of directors with regard to the Reorganization Agreement. As of April 30, 2001, Mr. Senior was the beneficial owner of 1,424,305 shares, or 10.90%, of our common stock, not including the warrants to be issued in connection with Allen's delivery of the fairness opinion described below or the warrant to be issued upon the closing of the Acquisition in connection with its service as our financial advisor. The warrant to be granted to Allen for delivery of the fairness opinion is for 100,000 shares and has an exercise price of $2.3065 per share and a term of five years. The warrant to be granted to Allen for its services as our financial advisor is for 100,000 shares and will have a term of five years and an exercise price equal to the arithmetic average closing price of our common stock for the ten consecutive trading days immediately preceding the date of the Second Closing. The number of warrant shares and exercise price is to be adjusted in the event PVI declares any stock dividend or makes a distribution of its common stock, declares a stock split, reclassifies its common stock, or in the event PVI merges or consolidates with another entity and PVI is not the surviving corporation. The number of shares and the exercise price will be adjusted by a formula which is designed to keep the warrant holder in the same position it would have been had such events not occurred.


RECOMMENDATION OF THE BOARD OF DIRECTORS AND REASONS FOR THE ACQUISITION


     On December 5, 2000, the board of directors, with Mr. Sitt recusing himself from the discussion and vote and with Mr. Senior recusing himself from the vote, approved the Reorganization Agreement and authorized the transactions contemplated therein, including the issuance of shares and warrants, the registration rights agreement, the consultant services agreement, and the employment agreements, as fair to and in the best interest of PVI and our shareholders. Before granting its approval and making this recommendation, the board of directors reviewed a number of factors, including, but not limited to, the terms of the Acquisition and information regarding the financial condition, operations and prospects of Publicidad, and the impact of Publicidad's operations, revenues and prospects upon the financial condition, operations and prospects of PVI. The board of directors also considered the opportunities and alternatives available to PVI if the Acquisition were not undertaken and the costs and benefits of these alternatives compared to the Acquisition. Such opportunities and alternatives included private placement of equity or debt securities to obtain additional operating funds, identifying strategic partners and continuing operations in the manner being conducted. The board noted that efforts to obtain funding on terms acceptable to PVI through private placement of equity or debt securities had not been successful due to a downturn of the capital markets and that strategic partnering was not a viable method to obtain operating capital because it would not result in the generation of significant revenues for PVI. The board determined that continuing operations without any investment would not be possible given PVI's existing operational commitments, cash flow, and assets available in December 2000.



     In approving the Reorganization Agreement and the transactions included therein and in recommending that our shareholders approve the Acquisition, the board of directors considered the following material factors and strategic business considerations:


     - Publicidad has experienced rapid growth and development;

     - Publicidad has significant contacts and goodwill which we believe will enable it to develop the Central and South American, and potentially other Spanish-speaking markets, which PVI might otherwise have difficulty penetrating;

     - Mexico and other Latin American markets have been among the most receptive markets for our technology;

     - The acquisition of Publicidad will generate direct revenues, rather than capturing only a portion of those revenues indirectly through licensing arrangements;


     - We require greater revenue generation to fund the research and development of our core technologies;



     - We require greater revenue generation to fund our expansion into additional markets; and



     - We require greater revenue generation to continue funding our day-to-day operations.



     The board of directors has also considered the following potential adverse factors:



     - The risk that the revenue generated from Publicidad may not be sufficient to permit our continued research and development or expansion into additional markets; and


     - The risk that other markets, end-users and viewers may not be receptive to real-time video insertion, virtual advertising or product placement.


     The foregoing discussion of the information and reasons considered, as given weight by the board of directors, is not intended to be an exhaustive list of all factors affecting the decision of the board to approve and recommend the Reorganization Agreement. The board did not quantify or otherwise assign or ascribe any relative weight to any particular factor in reaching its conclusion and to do so would be impractical. In addition, in reaching his or her individual decision with regard to the merits of the Reorganization Agreement, different members of the board may have given different weights to different factors considered.


FAIRNESS OPINION


     The board of directors received the opinion of Allen, its financial advisor, that as of the date of its opinion, and subject to and based upon the considerations referred to in its opinion, the exchange of PVI common stock and warrants for the acquisition of all issued and outstanding stock of Publicidad is fair, from a financial point of view, to PVI. The full text of this opinion is attached hereto as Appendix G. WE URGE YOU TO READ THE OPINION OF ALLEN & COMPANY IN ITS ENTIRETY.

     Allen has acted as our financial advisor with respect to the Acquisition. Allen provides comprehensive financial advisory and capital raising services to corporations and governments worldwide. As our financial advisor, Allen has previously performed services in connection with the private placements of our securities and as an underwriter in connection with our initial public offering. In 1999, Allen served as the placement agent in connection with a private placement of our common stock. For its services in such capacity, we paid Allen a commission of $438,000 and granted it a 7-year warrant to purchase 200,000 shares of our common stock at an exercise price of $6.05 per share. The selection of Allen was based upon, among other considerations, its expertise, its intimate knowledge of our business, and our experience with it in the past. Enrique F. Senior, a member of the PVI board of directors, is a Managing Director and Executive Vice President of Allen. We anticipate that Mr. Senior will remain as a director of PVI. For his participation as a director of PVI, Mr. Senior receives only reimbursement of his expenses related to his attendance at meetings of the board and options to purchase shares of our common stock in accordance with our standard procedures for compensating board members. Allen received warrants to purchase 100,000 shares of our common stock for delivery of its fairness opinion. We alone determined the amount of consideration, specifically the shares of our common stock and warrants, to be exchanged for all of the outstanding stock of Publicidad, without regard to a recommendation by Allen or any other third party.



     The following summary of Allen's fairness opinion is qualified in its entirety by reference to the complete text of the fairness opinion letter, which is attached as Appendix G to this Proxy Statement.


     Allen's opinion is directed only to the fairness to PVI, from a financial point of view, of the Acquisition and does not constitute a recommendation to any of our shareholders as to how such shareholder should vote on the proposal pertaining to the Reorganization Agreement. No limitations were imposed on Allen by us with respect to the investigations made or procedures followed by it in rendering its opinion.

     In rendering its opinion, Allen, among other things:


     - Reviewed the terms and conditions of the Acquisition, including the draft Reorganization Agreement and other draft agreements contemplated in the Reorganization Agreement (which drafts did not differ in any material respect from the final documents);


     - Reviewed and analyzed publicly available business and financial information relating to PVI, as presented in documents filed with the Securities and Exchange Commission;

     - Reviewed and analyzed historical business and financial information relating to Publicidad;

     - Reviewed certain financial, operating and budgetary information supplied by PVI relating to our business;

     - Reviewed financial, operating and budgetary information supplied by Publicidad relating to its business;

     - Held discussions with certain members of senior management of PVI and of Publicidad concerning the financial condition, strategic objectives and prospects of the respective entities;

     - Reviewed and analyzed certain public information, including stock market data and financial information relating to selected publicly held businesses comparable to PVI;

     - Reviewed analysts' reports and estimates regarding PVI;

     - Reviewed the trading history of PVI's common stock, including performance in comparison to market indices and to selected corporations in comparable lines of business; and

     - Analyzed relative values based on the current and projected size of the virtual advertising marketplaces, current and projected operating statistics and discounted cash flows.

     In addition, Allen conducted such other analyses and examinations and considered other financial analyses and investigations as it deemed appropriate.

     In rendering its opinion, Allen assumed and relied upon, without independent verification, the accuracy and completeness of all financial and other information publicly available or furnished to or otherwise reviewed by or discussed with it.

     Allen did not express any opinion as to the value of PVI's common stock after the completion of the Acquisition. Allen did not make any physical inspection of the properties or assets of PVI or of the assets or properties of Publicidad. Allen was not requested to consider and its opinion does not address the relative merits of the Acquisition as compared to any alternative business strategies that might exist for PVI or the effect of any other transaction in which PVI might engage. Further, Allen's opinion was necessarily based on the information made available to it and the financial, stock market and other conditions and circumstances existing on the date of its opinion.

OTHER AGREEMENTS REQUIRED IN THE ACQUISITION

     We have agreed to enter into certain agreements which are contemplated in the Reorganization Agreement. The following is a summary of those agreements.


     - We will enter a registration rights agreement with the members of the Seller Group. The registration rights agreement applies to all shares of our common stock (and other equity securities) currently held, acquired under the Reorganization Agreement or acquired thereafter, including all shares purchased on the exercise of the warrants. The registration rights agreement gives the Seller Group the right to demand registration of its securities for resale under the Securities Act of 1933 on five occasions and the "piggyback" right to participate in other registrations of our securities which we may undertake. The registration rights agreement does not require the holders to exercise their rights under the agreement within any set period of time. Upon the closing of the transactions contemplated under the Reorganization Agreement, all of our shares of common stock issued to Presencia and Presence in Media for the Acquisition, plus all other shares of our common stock held by the Seller Group, and which may be held by the Seller Group in the future, including shares acquired on the exercise of a warrant, will be subject to the registration rights agreement. The Seller Group will be subject to the restrictions contained in the Reorganization Agreement, as described above, on their ability to sell shares of our common stock.


     - Publicidad or an affiliate will enter into employment agreements with David Sitt and Roberto Sonabend, both of whom are currently providing management services to Publicidad. The terms of employment are commensurate with those of other senior executive officers of PVI, and include, among other things, salary, benefits, and a grant of options under our Amended 1993 Stock Option Plan.


     - Publicidad will enter into a consultant services agreement with Presencia, the term of which shall extend through December 31, 2004. Pursuant to the consultant services agreement, Presencia will render consulting services to Publicidad and will receive compensation in the form of a contingent service fee and a commission override fee. The consulting services Presencia is to provide Publicidad include guidance, advice and assistance in the development of Publicidad's existing and prospective customers and the development and maintenance of relationships with third parties to further Publicidad's business objectives. Additionally, under the consultant services agreement, Presencia will agree to refrain from competition with Publicidad. The services to be provided by Presencia are unique and no comparable other source for such services exists in the marketplace in light of the specialized nature of the technology licensed to and used by Publicidad. PVI believes that the fees to be paid are fair and reasonable to PVI. The initial term of the consultant services agreement will run from the date of execution, which shall be the date of closing of the transactions contemplated under the Reorganization Agreement, to December 31, 2004. The contingent service fee is a percentage of Publicidad's adjusted operating cash flow, as defined in the agreement; the percentage of the contingent service fee may range from zero percent (0%) to thirty percent (30%) of Publicidad's adjusted operating cash flow, as defined in the agreement, for a given year, depending upon Publicidad's performance; the agreement contains additional qualifications and ceilings on the fees payable. The commission override fee is a set percentage of Publicidad's adjusted operating cash flow, as defined in the agreement; the initial commission override fee is set at four percent (4%) of Publicidad's adjusted operating cash flow. The commission override fee increases to six percent (6%) in year two of the agreement and to eight percent (8%) in later years. "Adjusted operating cash flow" for purposes of calculating the contingent service fee and the commission override fee are defined differently under the terms of the consultant services agreement. The consultant services agreement will renew automatically for one-year periods after the expiration of the initial term; however, the only fee payable after expiration of the initial term will be the commission override fee. Based upon the annualized adjusted operating cash flows of Publicidad for the nine months ended March 31, 2001, the contingent service fee for the year ending June 30, 2001 would be $318,980 and the commission override fee for the year ending June 30, 2001 would be $63,796. However, such fees may be significantly higher or lower depending on Publicidad's actual performance.


ACCOUNTING TREATMENT OF THE ACQUISITION

     We intend to account for the Acquisition under the purchase method of accounting in accordance with generally accepted accounting principles. See Selected Unaudited Pro Forma Consolidated Financial Information and Per Share Data, below.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITION

     The Acquisition will have no material federal income tax consequences to PVI or our shareholders.


UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS



     The accompanying unaudited pro forma information set forth below gives effect to the acquisition by Princeton Video Image, Inc. ("PVI") of Publicidad Virtual, S.A. de C.V. ("Publicidad") as if it had been completed on July 1, 1999 in the unaudited pro forma condensed combined statement of operations ("Pro Forma Statement of Operations"), and as if it had been completed on March 31, 2001 in the unaudited pro forma condensed combined balance sheet ("Pro Forma Balance Sheet"). For pro forma purposes, the acquisition has been accounted for as a purchase business combination. The Pro Forma Statement of Operations and Pro Forma Balance Sheet and accompanying notes (the "Pro Forma Financial Information") should be read in conjunction with the historical financial statements of PVI (which are attached hereto as Appendix E) and Publicidad (which are attached hereto as Appendix F).



     The Pro Forma Financial Information is intended for informational purposes only and is not necessarily indicative of the future financial position or future results of operations of PVI after the acquisition.



     On February 4, 2001, PVI entered into a Stock and Warrant Purchase Agreement with PVI Holding, LLC, a subsidiary of Cablevision Systems Corporation, pursuant to which PVI Holding has agreed to purchase in a series of two closings, referred to as the First Closing and Second Closing 4 million shares of PVI common stock for a stated purchase price of $10 million. In connection with the transaction (the "Cablevision" transaction), PVI Holding will also receive warrants to purchase approximately 11.5 million shares of PVI common stock, subject to adjustment pursuant to the terms of the Stock Purchase Agreement, and Presencia will receive warrants to purchase 500,000 shares of PVI common stock. Consummation of all but the sale of approximately 2 million shares of common stock is subject to shareholder approval. Concurrent with PVI's entering into the Stock and Warrant Purchase Agreement, PVI entered into a license agreement with Cablevision Systems Corporation for the use of PVI's L-VIS technology (the "License Agreement"), pursuant to which PVI received prepaid royalty fees. The Pro Forma Balance Sheet at March 31, 2001 includes the effects of the First Closing of the Cablevision transaction. Refer to Note 6 for a description of the accounting for the First Closing and its impact on PVI's balance sheet. The pro forma impact of the First Closing on the Statements of Operations and a description of the Second Closing is described in Note 6.

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS


                                                   FOR THE YEAR ENDED JUNE 30, 2000
                                       ---------------------------------------------------------
                                           PVI        PUBLICIDAD   ADJUSTMENTS       PRO FORMA
                                       ------------   ----------   -----------      ------------
Royalties and license fees...........  $  1,537,235   $       --   $(1,090,485)(2)  $    446,750
Advertising and contract revenue.....     1,508,664    7,605,826            --         9,114,490
Sub-licensing revenue................            --                         --
                                       ------------   ----------   -----------      ------------
          Total revenue..............     3,045,899    7,605,826    (1,090,485)        9,561,240
Costs and expenses:
  Sales and marketing................     4,127,494    4,249,005      (990,283)(2)
                                                                       759,431(4)      8,145,647
  Product development................     2,802,249           --                       2,802,249
  Field operations and support.......     5,641,355    1,091,564      (272,389)(2)     6,460,530
  General and administrative.........     4,222,364    1,177,063     1,137,277(1)
                                                                        78,673(3)      6,615,377
                                       ------------   ----------   -----------      ------------
          Total costs and expenses...    16,793,462    6,517,632       712,709        23,023,803
Operating profit/(loss)..............   (13,747,563)   1,088,194    (1,803,194)      (14,462,563)
Other income and (expense)...........       705,919      (52,796)                        653,123
                                       ------------   ----------   -----------      ------------
Profit/(loss) before taxes...........   (13,041,644)   1,035,398    (1,803,194)      (13,809,440)
Tax benefit/(provision)..............       596,998     (211,167)                        385,831
                                       ------------   ----------   -----------      ------------
Net profit/(loss)....................   (12,444,646)     824,231    (1,803,194)      (13,423,609)
Accretion of preferred stock
  dividends..........................       (44,112)          --                         (44,112)
                                       ------------   ----------   -----------      ------------
Net profit/(loss) applicable to
  common stock.......................  $(12,488,758)  $  824,231   $(1,803,194)     $(13,467,721)
                                       ============   ==========   ===========      ============
  Basic and diluted net loss per
     share applicable to common
     stock...........................        $(1.33)                                      $(1.12)
                                       ============                                 ============
     Weighted average number of
       shares of common stock
       outstanding...................     9,374,317                  2,678,353(5)     12,052,670
                                       ============                                 ============



   See accompanying notes to unaudited proforma condensed combined financial statements.

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS



                                               FOR THE NINE MONTHS ENDED MARCH 31, 2001
                                      ----------------------------------------------------------
                                          PVI       PUBLICIDAD    ADJUSTMENTS        PRO FORMA
                                      -----------   ----------   -------------      ------------
Royalties and license fees..........  $ 1,968,721           --      (1,727,776)(2)  $    240,945
Advertising and contract revenue....    1,649,747   $6,624,826                      $  8,274,573
                                      -----------   ----------   -------------      ------------
          Total revenue.............    3,618,468    6,624,826      (1,727,776)     $  8,515,518
Costs and expenses:
  Sales and marketing...............    2,539,724    5,436,659      (1,278,362)(2)     6,937,256
                                                                       239,235(4)
  Product development...............    2,168,150           --                         2,168,150
  Field operations and support......    4,174,917      873,186        (203,196)(2)     4,844,907
  General and administrative........    4,223,451      965,793         852,958(1)      6,101,208
                                                                        59,006(3)
                                      -----------   ----------   -------------      ------------
          Total costs and
            expenses................   13,106,242    7,275,638        (330,359)       20,051,521
Operating profit/(loss).............   (9,487,774)    (650,812)     (1,397,417)      (11,536,003)
Other income and (expense)..........      556,445      (51,465)                          504,980
                                      -----------   ----------   -------------      ------------
Profit/(Loss) before taxes and
  minority interest.................   (8,931,329)    (702,277)     (1,397,417)      (11,031,023)
Tax benefit/(provision).............      371,999      170,843                           542,842
Losses from equity investment.......      (61,500)                                       (61,500)
Minority interest...................  $   147,115           --                           147,115
                                      -----------   ----------   -------------      ------------
Net profit/(loss)...................   (8,473,715)    (531,434)     (1,397,417)      (10,402,566)
Accretion of preferred stock
  dividends.........................      (10,071)          --                           (10,071)
                                      -----------   ----------   -------------      ------------
Net profit/(loss) applicable to
  common stock......................  $(8,483,786)    (531,434)     (1,397,417)      (10,412,637)
                                      ===========   ==========   =============      ============
  Basic and diluted net loss per
     share applicable to common
     stock..........................  $     (0.82)                                  $      (0.80)
                                      ===========                                   ============
     Weighted average number of
       shares of common stock
       outstanding..................   10,360,528                    2,678,353(5)     13,038,881
                                      ===========                                   ============



   See accompanying notes to unaudited proforma condensed combined financial statements.

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET



                                                            MARCH 31, 2001
                                       ---------------------------------------------------------
                                           PVI        PUBLICIDAD   ADJUSTMENTS       PRO FORMA
                                       ------------   ----------   -----------      ------------
ASSETS
Current Assets:
  Cash and cash equivalents..........  $  6,475,871   $  411,455   $        --      $  6,887,326
  Restricted securities held to
     maturity........................        60,347           --            --            60,347
  Trade accounts receivable..........       832,383    1,548,562      (443,297)(2)     1,937,648
  Prepaid airtime from Televisa......            --    1,453,631            --         1,453,631
  License rights.....................       500,000           --            --           500,000
  Available for sale securities......       389,237           --            --           389,237
  Other current assets...............       395,928    1,005,998            --         1,401,926
                                       ------------   ----------   -----------      ------------
          Total current assets.......     8,653,766    4,419,646      (443,297)       12,630,115
Property and equipment, net..........     3,067,730      676,944            --         3,744,674
Intangible assets, net...............       576,784      383,814      (383,814)(2)
                                                                     3,411,830(1)      3,988,614
Goodwill.............................                                1,137,278(1,2)    1,137,278
Investment in/Advances to Revolution
  Company LLC........................       788,500           --            --           788,500
Merger related costs.................       539,167           --      (539,167)(1)            --
Cablevision deferred revenue
  credit.............................     1,137,178           --            --         1,137,178
Other assets.........................       109,606           --            --           109,606
                                       ------------   ----------   -----------      ------------
          Total assets...............  $ 14,872,731   $5,480,404   $ 3,182,830      $ 23,535,965
                                       ============   ==========   ===========      ============
LIABILITIES, REDEEMABLE PREFERRED
  STOCK, MINORITY INTEREST AND
  SHAREHOLDERS' EQUITY
Current Liabilities:
  Accounts payable and accrued
     expenses........................  $  4,736,563   $2,284,325   $   305,000(1)   $  7,325,888
  Royalties payable to PVI...........            --      804,701      (804,701)(2)            --
  Advertising & production
     advances........................            --    1,386,091            --         1,386,091
  Unearned revenue...................       386,514           --      (253,664)(2)       132,850
                                       ------------   ----------   -----------      ------------
          Total current
            liabilities..............     5,123,077    4,475,117      (753,365)        8,844,829
Unearned revenue.....................       611,021           --      (432,225)(2)       178,796
Cablevision prepaid royalty fees.....     2,500,000           --            --         2,500,000
Other liabilities....................            --           --            --                --
                                       ------------   ----------   -----------      ------------
          Total liabilities..........     8,234,098    4,475,117    (1,185,590)       11,523,625
                                       ------------   ----------   -----------      ------------



   See accompanying notes to unaudited pro forma condensed combined financial statements.

                                                            MARCH 31, 2001
                                       ---------------------------------------------------------
                                           PVI        PUBLICIDAD   ADJUSTMENTS       PRO FORMA
                                       ------------   ----------   -----------      ------------
Commitments and contingencies
Redeemable preferred stock:
  Cumulative, Series A, conditionally
     redeemable, $4.50 par value,
     authorized 167,000 shares;
     issued and outstanding 11,363
     shares at March 31, 2001,
     redemption value equal to
     carrying value (par plus all
     accrued but unpaid dividends)...        76,450           --            --            76,450
  Cumulative, Series B, conditionally
     redeemable, $5.00 par value,
     authorized 93,900 shares; issued
     and outstanding 12,834 shares at
     March 31, 2001, redemption value
     equal to carrying value (par
     plus all accrued but unpaid
     dividends)......................        92,075           --            --            92,075
                                       ------------   ----------   -----------      ------------
          Total redeemable
            preferred stock..........       168,525           --            --           168,525
Minority interest....................       164,468           --            --           164,468
Shareholders' Equity:
  Common stock, no par value; $.005
     stated value; authorized
     40,000,000 shares; 10,061,423
     shares issued and outstanding at
     March 31, 2001..................        59,094      115,063      (115,063)(1)
                                                                        13,392(1)         72,486
  Additional paid-in capital.........    65,597,664      109,378      (109,378)(1)
                                                                     4,052,348(1)
                                                                     1,228,885(1)
                                                                       236,020(3)     71,114,917
  Less: Related party note
     receivable......................       (79,082)          --        79,082(2)             --
          Deferred compensation......                                 (236,020)(3)      (236,020)
          Other comprehensive
            income/(loss)............       (73,799)     102,146      (102,146)(1)       (73,799)
  Retained earnings/(accumulated
     deficit)........................   (59,198,237)     678,700      (678,700)(1)   (59,198,237)
                                       ------------   ----------   -----------      ------------
          Total shareholders'
            equity...................     6,305,640    1,005,287     4,368,420        11,679,347
                                       ------------   ----------   -----------      ------------
          Total liabilities,
            redeemable preferred
            stock, minority interest
            and shareholders'
            equity...................  $ 14,872,731   $5,480,404   $ 3,182,830      $ 23,535,965
                                       ============   ==========   ===========      ============



   See accompanying notes to unaudited pro forma condensed combined financial statements.

NOTES TO UNAUDITED PVI PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS


1.The total estimated purchase price of Publicidad at March 31, 2001 consists of the following costs to PVI:



Shares of PVI stock exchanged for Publicidad Stock..........   2,678,353
PVI average stock price a few days before and after the
  Acquisition was agreed to.................................  $    1.518
Value of PVI stock issued for the Acquisition...............  $4,065,740
Preliminary fair value of vested warrants issued for the
  Acquisition...............................................  $1,228,885
Acquisition costs (estimate)................................  $  844,167
                                                              ----------
Total Purchase Price........................................  $6,138,792



The following represents the preliminary allocation of the purchase price over the historical net book values of the acquired assets and assumed liabilities of Publicidad at March 31, 2001, and is for illustrative pro forma purposes only. Actual fair values will be based on financial information as of the acquisition date. Assuming the transaction had occurred on March 31, 2001, the preliminary allocation would have been as follows:



Net book value of Publicidad after adjustments to eliminate
  balances and activities between entities..................  $1,589,684
Fair value adjustments:
  Customer relationships -- 4 year life.....................  $1,819,643
  Distribution relationships -- 4 year life.................  $1,364,732
  Trademarks and tradenames -- 4 year life..................  $  227,455
  Goodwill -- 4 year life...................................  $1,137,278
                                                              ----------
  Total fair value adjustments..............................  $4,549,108
                                                              ----------
                                                              $6,138,792



   This allocation is preliminary and may be subject to change upon the completion of an independent third party valuation, if any, of the fair value of Publicidad's acquired assets and liabilities as of the acquisition date, as well as the identification of certain other intangible assets. The value of Publicidad's acquired assets and liabilities may be positively or negatively affected by certain changes in the market in which Publicidad currently operates. Such changes include, but are not limited to, a change in demand for Publicidad's services by advertisers or broadcasters, a change in the number of advertiser or broadcaster relationships maintained by Publicidad, or a change in the share of business awarded to Publicidad as compared to that awarded to its competitors.



     (a) The pro forma adjustments relating to the acquisition of Publicidad reflect twelve months of amortization expense for the year ended June 30, 2000 and nine months for the period ended March 31, 2001, assuming the transaction had occurred on July 1, 1999. The preliminary value of the goodwill and intangible assets at March 31, 2001 is approximately $4,549,108 and will be amortized over four years, which is the average of the expected estimated period of benefit of three to five years. Such amounts approximate $1,137,277 and $852,958 for the year ended June 30, 2000 and the nine month period ended March 31, 2001, respectively;



     (b) The difference between amounts relating to activities between the two entities has been included as an adjustment to goodwill in the pro forma adjustments (see Note 2);



     (c)Included in the purchase price is the preliminary fair value of 810,973 fully vested warrants issued to Presencia and its affiliates. The fair value of the vested warrants at March 31, 2001 of $1,228,885, has been determined using the Black-Scholes methodology. The terms of the warrants are as follows:



                                                          WEIGHTED      WEIGHTED
                                                           AVERAGE       AVERAGE
                                             NUMBER OF    EXERCISE     CONTRACTUAL
EXERCISE PRICE                               WARRANTS       PRICE         TERM
--------------                               ---------    ---------    -----------
$3.71 - 5.05...............................   332,731       $3.03          4.45
$6.05 - 8.40...............................   470,065       $3.45          7.70
$9.31 - 12.12..............................     8,177       $3.14         10.50

     (d)Estimated acquisition costs of $844,167, which have been included in the purchase price, are comprised of the following:



Legal costs.................................................    $166,911
Accounting costs............................................     420,831
Fairness opinion............................................     100,762
Advisory fees and other.....................................     155,663
                                                                --------
          Total.............................................    $844,167



2. To eliminate intercompany activity and balances between the two entities relating to licensing and royalty arrangements. Included in the elimination entry is a reduction of $584,397 to the pro forma goodwill adjustment (see
   Note 1), resulting from timing differences in certain inter-entity transactions.



3. Gives effect to the preliminary fair value of the unvested warrants given to Presencia and its affiliates as part of the purchase price and the associated compensation expense of these warrants. At March 31, 2001, 172,688 warrants remained unvested with a weighted-average remaining contractual term of three years and a weighted-average exercise price of $6.32 per warrant. Based on the Black-Scholes pricing methodology, the preliminary fair value of the unvested warrants is approximately $236,020.



 The deferred compensation balance will be amortized as compensation expense on a straight-line basis over the weighted-average remaining contractual term of three years. The compensation expense included for the twelve months ending June 30, 2000 and the nine months ended March 31, 2001 is $78,673 and $59,006, respectively.



4. Gives effect to the contingent service fee which will be paid in accordance with the terms in the consultant services agreement which is effective upon closing of the Publicidad transaction. Reference page 28 in this Proxy Statement for further description of the consultant services agreement. The fee is based on a percentage of the adjusted operating cash flow of Publicidad and can be a maximum of $1,200,000. The calculated contingent service fee for the year ended June 30, 2000 and nine months ended March 31, 2001 are $759,431 and $239,235, respectively based on an adjusted operating cash flow of $2,531,438 and $1,196,177, respectively.



5.Gives effect to the number of shares of PVI stock exchanged for all outstanding shares of Publicidad stock, assuming no dilution from any stock options or warrants outstanding as all periods are in net loss positions.



6.The Cablevision transaction was structured with two closings due to the fact that shareholder approval was required for the Second Closing but was not required for the First Closing.



     The First Closing occurred on February 14, 2001 and PVI received $7.5 million in cash in exchange for approximately 2 million shares of common stock at a stated value of approximately $5 million. The balance of $2.5 million is the stated value of prepaid royalty fees relating to the License Agreement. If the PVI shareholders approve the consummation of the Second Closing, Cablevision will pay $10 million in cash to PVI in exchange for an additional 2 million shares of common stock at a stated value of $5 million, warrants to purchase an additional 11.5 million shares of PVI's common stock, subject to adjustment pursuant to the terms of the Stock Purchase Agreement, and additional prepaid royalty fees relating to the License Agreement at a stated value of $5 million. In the event of termination of the License Agreement by PVI or if the License Agreement term expires after the original 5 year period, any unearned balances remaining from the $7.5 million in prepaid royalty fees is refundable to Cablevision. At the Second Closing, PVI will also issue warrants to Presencia, in accordance with the Amendment Agreement, to purchase an additional 500,000 shares of common stock.



With respect to the allocation of the proceeds to the individual components of the transaction for the First Closing, PVI allocated the proceeds to the common stock and the prepaid royalty fees in proportion to their relative fair values. Based on this methodology, PVI allocated $6.1 million to common stock and additional paid-in-capital. In order to reflect the refundable prepaid royalty fee at its refundable amount, $1.4 million was divided into two components. $2.5 million was recorded as a long term deposit liability and $1.1 million was recorded as deferred revenue credits, which will be amortized against revenue as the royalty fee is earned.

As with the First Closing, because there is not any significant disincentive for nonperformance prior to the consummation date of the transaction, the Second Closing will be valued on the date the Second Closing is consummated. The fair value of the warrants will be determined using the Black-Scholes pricing methodology. The fair value allocation will be calculated to allocate the proceeds between the common stock issued, the warrants issued to CSC-PVI Holding, the warrants issued to Presencia, the prepaid royalty fees and deferred revenue credits using the same method as discussed above.



Based on this methodology and assuming that the Second Closing occurred on March 31, 2001, PVI would allocate $3.0 million to common stock and additional paid-in-capital, and $5.3 million to the warrants issued to CSC-PVI Holding and Presencia. In order to reflect the refundable prepaid royalty fees at its refundable amount, $1.7 million would be allocated to deferred revenue and divided into two components. $5.0 million would be recorded as a long-term deposit liability and $3.3 million would be recorded as deferred revenue credits, which will be amortized against revenue as the royalty fee is earned. An increase of $1 in the closing stock price of PVI would result in allocations of $2.8 million to common stock and additional paid-in-capital, $5.9 million to the warrants issued to CSC-PVI Holding and Presencia, and $1.3 million to deferred revenue, with $5.0 million recorded as a long-term liability deposit and $3.7 million recorded as deferred revenue credits.



The 500,000 warrants to be issued to Presencia and the 11.5 million warrants to be issued to CSC-PVI Holding are exercisable for a period of three years from the execution of the warrant, which shall occur at the time of the Second Closing of the Cablevision transaction. The exercise prices are as follows: (i) $8.00 per share until and including the first anniversary date of the warrant;
(ii) $9.00 per share from the first anniversary until and including the second anniversary date of the warrant; and (iii) $10.00 per share from the second anniversary until and including the third anniversary date of the warrant.



Although PVI will work with Cablevision to expand the utilization of its technology, there are no definitive commitments between the companies that will necessarily provide any revenue to PVI in the future.



7.On February 2, 2001, the Board of Directors authorized the issuance of stock options to purchase 775,000 shares of common stock to certain members of the management and technical staff. These options will have an exercise price of $4.375, will vest over three years and have a term of ten years. On March 22, 2001 the Board clarified that it was the Board's intent to issue these options conditioned upon the consummation of the second closing of the Cablevision transaction and execution of new employment agreements by such members of management and the technical staff. If all conditions of issuance are met and the fair market value of our stock is greater than the exercise price on that date, compensation expense will be recorded.



  On March 22, 2001, the Compensation Committee of the Board of Directors authorized the granting of options to purchase 275,000 shares of common stock to two senior executives. These options, granted in recognition of past services performed, have an exercise price of $3.219, a term of ten years, and are fully vested at the date of grant. The granting of these options is conditioned upon (a) the ratification by our shareholders of an increase in the number of shares of common stock reserved for issuance upon the exercise of options granted under our Amended 1993 Stock Option Plan, and (b) the consummation of the second closing of the Cablevision transaction. The first condition was met on March 30, 2001 at The Annual Meeting of Shareholders. If the second condition of issuance is met and the fair market value of our stock is greater than the exercise price on that date, compensation expense will be recorded. Assuming that the Second Closing was consummated on March 31, 2001, the granting of 275,000 options would result in compensation expense to PVI of $317,900. An increase of $1 in the closing stock price of PVI would result in compensation expense to PVI of $592,900.

                                   PROPOSAL 2

                         APPROVAL OF ISSUANCE OF SHARES
                    PURSUANT TO THE STOCK PURCHASE AGREEMENT


     This Proposal seeks shareholder approval of the issuance and sale to CSC-PVI Holding of: (i) 1,992,091 shares of our common stock, (ii) warrants for the purchase of 11,471,908 shares of our common stock, subject to adjustment pursuant to the terms of the Stock Purchase Agreement, and (iii) the shares of our common stock to be issued upon exercise of the warrants. This section of the Proxy Statement describes material aspects of the Stock Purchase Agreement, the warrants, a registration rights agreement, a shareholders agreement and a license agreement. The descriptions of the Stock Purchase Agreement, the warrants, the registration rights agreement, the shareholders agreement, and the license agreement, as set forth below, is in summary form and each is therefore qualified in its entirety. A copy of the Stock Purchase Agreement is attached to this Proxy Statement as Appendix D. While we believe that the description provided herein covers the material terms of the Stock Purchase Agreement and the transactions contemplated therein, this summary may not contain all of the information that is important to you. For a more complete understanding of the Stock Purchase Agreement and the transactions contemplated therein, you should read this entire document and the additional items referred to herein.


OVERVIEW

  The Transaction


     PVI entered into a Stock Purchase Agreement, dated as of February 4, 2001, with CSC-PVI Holding, an indirect wholly-owned subsidiary of Cablevision Systems Corporation, or Cablevision. Pursuant to the Stock Purchase Agreement, we agreed to sell to CSC-PVI Holding, in a series of two closings, referred to as the First Closing and the Second Closing, an aggregate of 4 million shares of our common stock, for a purchase price of $2.50 per share, and, assuming that the Reorganization Agreement has not been terminated, warrants for the purchase of an additional 11,471,908 shares of our common stock, subject to adjustment pursuant to the terms of the Stock Purchase Agreement, for an aggregate purchase price of $10 million. If the Reorganization Agreement and the transactions contemplated thereby have terminated for any reason, including, without limitation, because Proposal 1 of this Proxy Statement has not been approved, the warrants to be issued to CSC-PVI Holding under the Stock Purchase Agreement will be for the purchase of 8,350,398 shares of our common stock. The total purchase price of $10 million, approximately $5 million received at the First Closing and approximately $5 million to be received at the Second Closing from CSC-PVI Holding, is for the sale of our shares of common stock and warrants only and does not include any portion of the exercise price we will receive if the warrants are exercised. We will receive the $10 million purchase price for the shares and warrants whether or not the Reorganization Agreement described in Proposal 1 is approved, except that the warrants will be exercisable for fewer shares of common stock if Proposal 1 is not approved. The purpose of the issuance and sale of our shares of common stock to CSC-PVI Holding under the Stock Purchase Agreement is to obtain necessary capital to support our continuing operations. After fees and costs associated with the transactions, PVI expects to receive as proceeds from the sale approximately $8.5 million. The proceeds will be used for working capital.



     PVI and Cablevision also entered into a license agreement under which Cablevision received the non-exclusive right to use our current technologies and products. The Stock Purchase Agreement provides that, as a condition to the Second Closing, we and Cablevision will negotiate and execute a joint collaboration and license agreement obligating both companies to work together to develop technology to create virtual, in-content, interactive and targeted advertising and enhancement products for use with television distribution. We have received a license fee of $2.5 million from Cablevision and will receive an additional payment of $5 million as an additional license fee from Cablevision if the Second Closing occurs. These fees are creditable against any future monetary obligations of Cablevision and its affiliates under the terms of the license agreement and the joint collaboration and license agreement. In the event of termination of the license agreement by PVI or if the license agreement term expires after the original 5 year period, any unearned balances remaining in prepaid royalty fees are refundable to Cablevision.

     As a condition of entering the Stock Purchase Agreement, CSC-PVI Holding required that Presencia and other members of the Seller Group under the Reorganization Agreement waive certain participation rights granted to them under the Reorganization Agreement that otherwise may have been triggered by the Stock Purchase Agreement. CSC-PVI Holding also required PVI, Mr. Williams and Presencia to enter into a Shareholders Agreement in relation to, among other things, voting in favor of this Proposal 2. In return for, among other things, Presencia's agreement to the above, we entered into the Amendment Agreement, as more fully described in Proposal 1 above, under which we will issue to Presencia, warrants to purchase 500,000 shares of our common stock if the Second Closing occurs, whether or not Proposal 1 is approved. Because we will issue these warrants if the Second Closing occurs, approval of this Proposal will have the effect of approving the issuance of these warrants. The warrants to be issued to Presencia are described in greater detail in Proposal 1 above in the section heading titled "The Reorganization Agreement" and subtitled "The Amendment Agreement."



     The First Closing under the Stock Purchase Agreement occurred on February 14, 2001. At the First Closing, we sold to CSC-PVI Holding a total of 2,007,909 shares of our common stock for $2.50 per share and received aggregate proceeds of approximately $5 million. As a result, CSC-PVI Holding owns approximately 16.97% of our common stock which was outstanding as of April 30, 2001.



     If this Proposal is approved and assuming the satisfaction of certain conditions precedent to the Second Closing, CSC-PVI Holding will purchase 1,992,091 shares of our common stock and warrants for the purchase of 11,471,908 shares of our common stock for an aggregate purchase price of approximately $5 million, assuming that the Reorganization Agreement has not been terminated, and we will issue the warrants as described above to Presencia. If this Proposal is not approved, the Second Closing will not occur, we will not sell the shares and warrants to CSC-PVI Holding, we will not receive approximately $5 million for the sale, we will not receive the $5 million additional license fee, and CSC-PVI Holding will remain the holder of the shares purchased at the First Closing. In addition, we will not issue the warrants to Presencia pursuant to the Amendment Agreement and the terms of the Stock Purchase Agreement and related agreements described below will remain in effect.


  The Purchaser

     CSC-PVI Holding is a Delaware limited liability company and the indirect wholly-owned subsidiary of Cablevision. CSC-PVI Holding was formed specifically to act as the purchaser under the Stock Purchase Agreement and to hold the shares of our common stock after the completion of the transactions. CSC-PVI Holding has not engaged in any business since its formation. Cablevision, the ultimate parent company of CSC-PVI Holding, will be the indirect owner of all the shares of our common stock issued to CSC-PVI Holding as a result of this transaction. Cablevision, a Delaware corporation, is an entertainment and telecommunications company. Its cable television operations serve approximately three million households located in the New York metropolitan area. The company's advanced telecommunications offerings include its Lightpath integrated business communications services and its Optimum-branded high-speed Internet service. Cablevision's Rainbow Media Holdings, Inc. subsidiary operates programming businesses including American Movie Classics, Bravo and other national and regional services. Cablevision also owns a controlling interest in and operates Madison Square Garden and its sports teams including the New York Knicks and Rangers. The company also operates New York's Radio City Music Hall and owns and operates THE WIZ consumer electronics stores and Clearview Cinemas in the New York metropolitan area. Cablevision is a public company, and its shares are traded on the New York Stock Exchange under the symbol "CVC".

SECURITIES TO BE ISSUED UNDER THE STOCK PURCHASE AGREEMENT

     The securities to be issued to CSC-PVI Holding at the Second Closing if this Proposal 2 is approved, and the common stock issued at the First Closing, including rights attendant to the securities, are described below.

  The Common Stock

     At the First Closing, CSC-PVI Holding purchased 2,007,909 shares of our common stock. If this Proposal 2 is approved, at the Second Closing, CSC-PVI Holding will purchase an additional 1,992,091 shares of our common stock.

     As a condition of the Stock Purchase Agreement, we have entered into a registration rights agreement with CSC-PVI Holding. The registration rights agreement applies to all shares of our common stock (and other equity securities) acquired under the Stock Purchase Agreement or thereafter, including all shares purchased on the exercise of the warrants. The registration rights agreement gives CSC-PVI Holding the right to demand registration of its securities for resale under the Securities Act of 1933 on six occasions and the "piggyback" right to participate in other registrations of our securities which we may undertake. The registration rights agreement does not require the holder to exercise its rights under the agreement within any set period of time. Upon the closing of the transactions contemplated under the Stock Purchase Agreement, all of our shares of common stock issued to CSC-PVI Holding under the Stock Purchase Agreement, or acquired after February 4, 2001, will be subject to the registration rights agreement. CSC-PVI Holding is subject to the limitations set forth in the registration rights agreement, including that demand registrations are limited to six registrations, with no more than two demand registrations in any twelve month period.



     The Stock Purchase Agreement provides that if we issue shares of our common stock in the future, CSC-PVI Holding will have the preemptive right to purchase a sufficient number of shares of our common stock, on the same terms and conditions as those of the new issuance, to enable CSC-PVI Holding to maintain the same percentage ownership interest (based only on shares actually outstanding, without regard to options, warrants or other rights to acquire our common stock) in PVI after the new issuance as it had before the new issuance. These preemptive rights do not apply to our issuance of shares of common stock on the exercise of currently outstanding options and warrants, to the shares and warrants to be issued pursuant to the Reorganization Agreement described in Proposal 1 above (including the warrants to be issued to Allen upon consummation of the Reorganization Agreement), to the warrants to be issued to Presencia pursuant to the Amendment Agreement upon the Second Closing or to an additional 50,000 shares. Assuming the PVI shareholders approve the sale of shares of our common stock to CSC-PVI Holding and that the sale is completed and assuming that the Reorganization Agreement is approved, CSC-PVI Holding will hold, after the Second Closing, approximately 24.24% of our outstanding common stock. Assuming that the PVI shareholders approve the sale of shares to CSC-PVI Holding, but do not approve the Reorganization Agreement, then after the Second Closing, CSC-PVI Holding will hold approximately 28.93% of our outstanding common stock.


  The Warrants


     If this Proposal is approved, at the Second Closing, CSC-PVI Holding will receive warrants entitling it to purchase 11,471,908 shares of our common stock or 8,350,398 shares of our common stock if the Reorganization Agreement has been terminated. The warrants will be exercisable for three years following their issuance at an exercise price of $8.00, $9.00 and $10.00 per share during the first, second and third years of the term, respectively.


     The exercise price and number of shares deliverable under the warrants will be subject to proportional adjustment in the event of dividends or distributions on our common stock, stock splits or combinations, reclassification of our capital stock and capital reorganizations.

     The exercise price of the warrants is also subject to adjustment if we issue shares of our common stock in the future at a price below the then market price of our common stock, calculated by determining the average closing price per share of our common stock for the twenty (20) trading days immediately preceding. In this event, the exercise price will be reduced in accordance with the following formula: the new exercise price will be determined by multiplying the exercise price in effect on the date of such issuance by a fraction, the numerator of which is the sum of:

     - the number of shares of common stock outstanding on the date of such issuance, and

     - a number of shares of common stock equal to the number arrived at by dividing the aggregate price of the total number of additional shares of common stock being issued, by the market price per share;

and the denominator of which is the sum of:

     - the number of shares of common stock outstanding on the date of such issuance, and

     - the number of additional shares of common stock issued in the new issuance.


     This adjustment will not apply to our issuance of shares of common stock on the exercise of currently outstanding options and warrants, to the shares and warrants to be issued pursuant to the Reorganization Agreement described in Proposal 1 to this Proxy Statement (including the warrants to be issued to Allen upon consummation of the Reorganization Agreement), to the warrants to be issued to Presencia pursuant to the Amendment Agreement upon the Second Closing or to an additional 50,000 shares.


     In addition, if we grant, issue or sell common stock in the future, the number of shares issuable upon exercise of the warrants will be increased so that the holder will be entitled to receive a number of shares which represents in the aggregate the same proportion of the total outstanding shares of our common stock after such issuance as the shares issuable on exercise of the warrant represented before such issuance. If CSC-PVI Holding elects not to exercise any of its preemptive rights under the Stock Purchase Agreement with respect to certain specified issuances of our shares, the number of warrant shares shall be increased so that CSC-PVI Holding will be entitled to purchase additional shares equal, in the aggregate, to the number of additional shares it would have received had CSC-PVI Holding exercised its preemptive rights in full.

CONDITIONS TO THE SECOND CLOSING

     Each of PVI's and CSC-PVI Holding's obligations to complete the Second Closing as contemplated in the Stock Purchase Agreement are subject to the satisfaction or waiver of certain conditions, including, but not limited to, the following:


     - Our shareholders must approve the issuance and sale of the shares and warrants, including the shares to be issued upon exercise of the warrants, under the Stock Purchase Agreement;


     - PVI must be reincorporated in the State of Delaware as a Delaware corporation;

     - PVI and Cablevision shall have executed a joint collaboration and license agreement;

     - The shares and warrants subject to this Proposal 2 shall have been approved for quotation on the Nasdaq National Market System; and

     - The representations and warranties made by the parties in the Stock Purchase Agreement must be materially true and correct on the date of the Second Closing, except for changes which, in the aggregate, would not have a material adverse effect on PVI.


     As a condition to the sales of shares of common stock and warrants to CSC-PVI Holding under the Stock Purchase Agreement, PVI was required to obtain the waiver by Presencia and other members of the Seller Group of the participation rights in proposed issuances of our common stock that were granted under the Reorganization Agreement. This waiver has been obtained and is more fully described under the sub-heading "The Amendment Agreement" in Proposal 1 above.


TERMINATION OF THE STOCK PURCHASE AGREEMENT

     The Stock Purchase Agreement may be terminated prior to the closing:

     - By the mutual written agreement of PVI and CSC-PVI Holding; or

     - By either PVI or CSC-PVI Holding if the Second Closing does not occur within six (6) months of February 4, 2001.

EFFECT OF THE STOCK PURCHASE AGREEMENT

  Board of Directors and Certain Transfer Restrictions under the Shareholders Agreement


     The Stock Purchase Agreement provides that for so long as Cablevision, whether directly or indirectly, beneficially owns at least 75% of its original investment in our common stock, which shall be calculated based on whether only the First Closing has occurred or whether both the First and Second Closings have occurred, Cablevision will be entitled to nominate one individual for election to our board of directors and to nominate one member to each committee of our board. If the Cablevision nominee for the board of directors is not elected by the shareholders voting at any meeting for the election of our directors, then we have agreed to take such actions as necessary to increase the size of our board of directors and appoint the Cablevision nominee to the newly created position. Cablevision became entitled to nominate one director pursuant to the Stock Purchase Agreement at the time of the First Closing; Cablevision nominated Mr. Wilt Hildenbrand, who was thereafter appointed to the board of directors and subsequently elected to our board of directors by the PVI shareholders at our annual meeting on March 30, 2001.



     As required by the Stock Purchase Agreement, we have entered into a Shareholders Agreement with CSC-PVI Holding, Mr. Williams and Presencia, on behalf of itself and its affiliates. Pursuant to the Shareholders Agreement, Mr. Williams and Presencia have agreed to vote all shares of our common stock which they have the right to vote in favor of this Proposal and in favor of the election of the Cablevision nominee as a director of PVI. As of April 30, 2001, Mr. Williams and Presencia have the right to vote 770,722 shares of our common stock. Both Mr. Williams and Presencia have agreed to certain restrictions on their respective abilities to transfer shares of our common stock which they own. Mr. Williams has specifically agreed that until the later of the third anniversary of the issuance of the warrants under the Stock Purchase Agreement or December 31, 2004, he will transfer no more than 5% of the total shares he owned on February 4, 2001 without the written consent of CSC-PVI Holding. For so long as CSC-PVI Holding owns at least 75% of its original investment, which shall be calculated based on whether only the First Closing has occurred or whether both the First and Second Closings have occurred, Presencia has agreed that it will notify CSC-PVI Holding of its intent to sell any shares of PVI common stock representing more than 5% of our outstanding common stock as of the date of the Shareholders Agreement and provide CSC-PVI Holding with the right of first negotiation to purchase the shares of our common stock that Presencia intends to sell.


  Management


     The Stock Purchase Agreement does not contemplate any change in senior management of PVI, other than Cablevision's right to nominate a member of our board of directors and to nominate that member to sit on each committee of our board of directors. Upon consummation of the Second Closing, two of our senior executives, Brown F. Williams and Samuel A. McCleery, will receive options to purchase an aggregate of 275,000 shares of our common stock. These options have an exercise price of $3.219 per share and a term of 10 years.


  Restrictions on PVI

     The Stock Purchase Agreement provides that for so long as CSC-PVI Holding holds at least 75% of its original investment in our common stock (which is defined to mean the shares purchased at the First and Second Closings or, if the Second Closing does not occur, the shares purchased at the First Closing), we will not take certain actions, without the prior written consent of CSC-PVI Holding, including but not limited to:

     - Consolidate or merge with or into or convey, transfer or lease all or substantially all of our assets to another person;

     - Offer, sell or issue any debt in excess of $2,500,000 (other than in connection with (i) accounts payable incurred in the ordinary course of business or (ii) incurrences in the ordinary course of business for a term less than one year in an aggregate not to exceed $5,000,000) in a single transaction or series of related transactions;

     - Offer, sell or issue any equity securities, warrants, options, rights or other interests or securities exchangeable or convertible to any shares of our common stock or any other such option, warrant, security, right or other instrument, except as specifically permitted under the Stock Purchase Agreement;

     - Enter into any acquisition or transfer of assets (including investment by or in third parties, other than in the ordinary course of business) involving a purchase price in excess of 10% of our market capitalization;

     - Enter into transactions with any officer or director, or any entity, or shareholder or affiliate which beneficially owns 5% or more of our outstanding stock other than on an arm's-length basis for fair market value, as determined in good faith by our board of directors;


     - Materially change, prior to the third anniversary of the Second Closing, our employment arrangements with any of our current or future Chairman of the Board of Directors, or Chief Executive Officer, or Chief Technology Officer or Chief Financial Officer, other than terminating such arrangements in good faith for cause; these positions are currently filled by Brown F Williams, Dennis P. Wilkinson, Gene Dwyer and Lawrence Epstein, respectively;


     - Voluntarily change our listing on the Nasdaq National Market System;

     - File a voluntary petition for bankruptcy, liquidation or dissolution; or

     - Take any action prior to the Second Closing that would result in an adjustment to the number of warrants to be issued under the Stock Purchase Agreement other than the issuance of up to 50,000 shares of our common stock for any valid purpose.

  Dilution to PVI Shareholders

     As a result of the Stock Purchase Agreement, we will be issuing shares of our common stock and warrants for the purchase of additional shares of our common stock to CSC-PVI Holding. The issuance and sale of these shares and warrants and the warrants to be issued to Presencia at the Second Closing will have an effect upon our shareholders, based upon the following:


     - As of April 30, 2001, 11,833,965 shares of our common stock were outstanding;



     - Our issuance of the shares of our common stock and warrants in connection with the Stock Purchase Agreement will substantially dilute your ownership interest in PVI;



     - Upon the Second Closing as contemplated under the Stock Purchase Agreement, we will issue 1,992,091 shares of our common stock and warrants to purchase 11,471,908 shares of our common stock to CSC-PVI Holding (or warrants to purchase 8,350,398 shares of our common stock if the Reorganization Agreement has been terminated) and, in accordance with the Amendment Agreement, warrants to purchase 500,000 shares of our common stock to Presencia;



     - Upon consummation of the transactions contemplated under the Stock Purchase Agreement, and assuming that no shares are issued to Presencia at a closing under the Reorganization Agreement, the PVI shareholders (including CSC-PVI Holding as to shares it owned on April 30, 2001) owning all of our issued and outstanding shares of our common stock before the Second Closing will own approximately 85.59% of the issued and outstanding shares of our PVI common stock after the Second Closing;



     - Assuming consummation of the transactions contemplated under both the Stock Purchase Agreement and the Reorganization Agreement, the PVI shareholders (including Presencia and CSC-PVI Holding as to shares they owned on April 30, 2001) owning all of our issued and outstanding shares of our common stock before these sales will own approximately 71.70% of the issued and outstanding shares of our common stock after these sales;



     - On a fully diluted basis (i.e., assuming the exercise of all outstanding options and warrants to purchase our common stock), and assuming that no shares or warrants are issued to Presencia under the Reorganization Agreement, the PVI shareholders owning all of our shares of common stock before the Second Closing will own approximately 58.77% of our common stock after the Second Closing;

     - On a fully diluted basis (i.e., assuming the exercise of all outstanding options and warrants to purchase our common stock), and assuming the consummation of the transactions contemplated under both the Stock Purchase Agreement and the Reorganization Agreement, (including the issuance of warrants to Presencia under the Amendment Agreement) the PVI shareholders owning all of our shares of common stock before these sales will own approximately 46.94% of our common stock after these sales;



     - CSC-PVI Holding also will have the preemptive right to participate, on a pro rata basis, in sales of securities we issue in the future, subject to certain exceptions which are described in the Stock Purchase Agreement. These preemptive rights do not apply to our issuance of shares of common stock or the exercise of currently outstanding options and warrants, to the shares and warrants to be issued pursuant to the Reorganization Agreement described in Proposal 1 of this Proxy Statement (including the warrants to be issued to Allen upon consummation of the Reorganization Agreement), to the warrants to be issued to Presencia pursuant to the Amendment Agreement upon the Second Closing or to an additional 50,000 shares. If CSC-PVI Holding exercises its preemptive rights with respect to any proposed issuance, we will be required to issue shares in addition to the proposed issuance to permit CSC-PVI Holding to maintain is current percentage interest in PVI; therefore, the exercise of its preemptive rights by CSC-PVI Holding will cause dilution to our shareholders which is greater than that which would result from a proposed issuance if CSC-PVI Holding did not exercise its rights;



     - CSC-PVI Holding may also elect to not exercise its preemptive rights under the Stock Purchase Agreement with respect to certain specified issuances of our shares; in such instances, the number of warrant shares shall be increased so that CSC-PVI Holding will be entitled to purchase additional shares equal, in the aggregate, to the number of additional shares it would have received had CSC-PVI Holding exercised its preemptive rights in full;



     - On a fully diluted basis (i.e., assuming the exercise of all outstanding options and warrants to purchase our common stock), and assuming that no shares or warrants are issued to Presencia at a closing under the Reorganization Agreement, CSC-PVI Holding will hold approximately 45.71% of our common stock after completion of the transactions contemplated under the Stock Purchase Agreement. This includes shares of our common stock CSC-PVI Holding owned prior to the Second Closing pursuant to the Stock Purchase Agreement;



     - On a fully diluted basis (i.e., assuming the exercise of all outstanding options and warrants to purchase our common stock), and assuming consummation of the transactions contemplated under both the Stock Purchase Agreement and the Reorganization Agreement, CSC-PVI Holding will hold approximately 45.57% of our common stock after completion of the transactions contemplated under the Stock Purchase Agreement and the Reorganization Agreement. This includes shares of our common stock CSC-PVI Holding owned prior to the Second Closing pursuant to the Stock Purchase Agreement; and



     - The preemptive rights granted under the Stock Purchase Agreement and the adjustments provided in the warrants to be issued to CSC-PVI Holding will allow CSC-PVI Holding to maintain such levels of ownership.


     However, your rights with regard to ownership of shares of our common stock and participation in our affairs as a holder of our common stock will not change as a result of this Proposal.

  Restrictions on CSC-PVI Holding's Purchases and Sales of Our Common Stock

     Under the terms of the Stock Purchase Agreement, Cablevision and CSC-PVI Holding have agreed that neither they nor any subsidiary of either of them will acquire any shares of our common stock, other than through the First and Second Closings, the exercise of the warrants or CSC-PVI Holding's exercise of its preemptive rights, without the prior approval of our board of directors. This restriction will be effective until the earlier of the expiration of the warrants or the date the warrants are fully exercised; but in all cases, the restriction will not terminate before the first anniversary of the Second Closing.

     CSC-PVI Holding has further agreed that, for so long as it, Cablevision or any Cablevision subsidiary holds, in the aggregate, more than 20% of our outstanding common stock, they will not transfer, in the aggregate, more than 5% of our outstanding common stock in any three-month period without the approval of our board of directors. This restriction does not include transfers pursuant to CSC-PVI Holding's exercise of any rights under the registration rights agreement, except that CSC-PVI Holding shall not be entitled to demand a "shelf" registration pursuant to Rule 415 of the Securities Act of 1933 until the first anniversary of the Second Closing.

ADDITIONAL AGREEMENTS BETWEEN PVI AND CABLEVISION


     Pursuant to the Stock Purchase Agreement, PVI and Cablevision have executed a license agreement granting Cablevision and its affiliates the right to use our L-VIS(TM) System and related proprietary rights in its businesses. Under the terms of the agreement, we received an upfront payment of $2,500,000 and will receive an additional payment of $5,000,000 at the Second Closing of the Stock Purchase Agreement. The royalties and other payments due to PVI under the license agreement (and under the joint collaboration and license agreement described below) are creditable against these up-front license payments. The license agreement provides that we will receive royalties in an amount equal to a specified percentage of the licensee's revenues from use of the L-VIS(TM) System, an equipment fee equal to our direct costs of manufacturing each L-VIS(TM) system we provide under the license and enhancement fees for electronic insertions for which the licensee does not receive revenues based on our direct costs of providing such insertions. If PVI terminates the license for any reason, the unused portion of the upfront payment and the undepreciated value of the equipment are refundable to Cablevision.



     In addition to the L-VIS(TM) System license, we have set forth our intent to enter into a joint collaboration and license agreement with Cablevision to develop technology and to create virtual, in-content, interactive and targeted advertising and enhancement products for downstream real-time insertion of images into video at multiple distribution locations. We are currently negotiating the joint collaboration and license agreement with Cablevision in accordance with the general terms set forth in an exhibit to the Stock Purchase Agreement. Entry into the joint collaboration and license agreement is a condition to the Second Closing. We expect to satisfy this condition. Under the joint collaboration and license agreement, PVI and Cablevision will work together to develop technology to promote interactive use of and targeted advertising in video delivery systems at various points in the distribution system. In furtherance of the agreement, PVI and Cablevision are cross-licensing to each other, on a non-exclusive basis, our current technologies for use in the development phase of the project. The parties expect the agreement to allocate joint and individual responsibilities for achieving project goals. The agreement will also govern rights in and to use of the technology and products developed from our collaboration efforts. For products and technology developed under the agreement and which relate to interactive and enhancement products specifically for use with television distribution, Cablevision will pay us a royalty which will be a percentage of related revenues. We will receive a license to use, commercialize and sub-license and Cablevision will receive a license to use any technology and products developed under the joint collaboration and license agreement.



     Both the L-VIS(TM) System license agreement and the joint collaboration and license agreement shall continue in effect even if Proposal 2 is not approved; however, we will not receive the additional $5 million initiation fee.


RECOMMENDATION OF THE BOARD OF DIRECTORS AND PURPOSES OF THE ISSUANCE

     On February 2, 2001, the board of directors unanimously approved the Stock Purchase Agreement and authorized the transactions contemplated therein, including the issuance of shares and warrants, the registration rights agreement, the shareholders agreement, the license agreement and the Amendment Agreement, as fair to and in the best interest of PVI and our shareholders. (Mr. Senior specifically abstained from the board's consideration of and voting with regard to the issuance of warrants to Presencia under the Amendment Agreement.) Our board of directors approved the transactions contemplated by the Stock Purchase Agreement after review of the potential effects of the transaction on our financial condition and prospects, the potential effects of the transaction on our shareholders, the alternatives to the transaction available to us and the presentation regarding the transaction delivered by First Union Securities, Inc., or First Union, our financial advisor on this matter. The alternatives considered by the board included a potential sale of common stock through an equity line transaction over 24 months at a substantial discount. The board determined that this alternative was not viable because the structure could exert downward pressure on the price of PVI stock, the "streaming" of the investment over two years would not permit PVI to take advantage of opportunities as they arose, and the potential investor could not become a strategic partner of PVI. A second option was to pursue a public offering of securities. The board declined this option because of the cost, the time to complete the offering and the uncertainty of the stock market. A third alternative was to decline the transaction and take no action at the time. The board determined, based on PVI's financial position at the time, that this was not an acceptable position. First Union delivered to the board of directors a written fairness opinion, dated February 5, 2001, pertaining to the sale of our common stock and warrants to purchase our common stock contemplated under the Stock Purchase Agreement; the opinion is more fully discussed below. The board believes that if this Proposal is not approved and we do not receive the proceeds from this transaction, we will be required to substantially curtail our operations unless we are able to obtain other financing. There is no assurance that other financing would be available. The board of directors also considered the opportunities and alternatives available to PVI if the transactions contemplated under the Stock Purchase Agreement were not undertaken and the costs and benefits of such alternatives as compared to the transactions under the Stock Purchase Agreement.



     Additionally, the board believes that the strategic relationship with Cablevision created as a part of this transaction will support our strategic business objectives and enable us to obtain significantly greater visibility in the industry with regard to the multiple uses of our technology for television content developers, distributors, broadcasters and telecasters and broadcast system operators. This strategic alliance will allow us to work with Cablevision to develop, market and utilize innovative digital technological applications across the broad array of Cablevision's businesses. The alliance will also allow us to collaborate with Cablevision in the development of new applications and features to enhance customer experience with digital television and will give us a partner with an established content provider and distribution system on which to test our technological developments before proceeding to full commercialization of our products and services.


  Fairness Opinion


     First Union has acted as our financial advisor with respect to the Stock Purchase Agreement. First Union provides comprehensive financial advisory and capital raising services as part of its investment banking business and is continually engaged in the valuation of businesses and their securities in connection with mergers, acquisitions, tender offers, divestitures, leveraged buy-outs and private placements of debt and securities. First Union was selected to provide the fairness opinion because of its role as our financial advisor and its intimate knowledge of PVI and the transaction. First Union has not had any prior relationship with PVI or any affiliate within the previous two years. We alone determined the amount of consideration we would accept for the issuance and sale of our common stock and warrants to CSC-PVI Holding, without regard to a recommendation by First Union or any other third party. As compensation for acting as our financial advisor with regard to the Stock Purchase Agreement, and the transactions contemplated therein, including the delivery of the fairness opinion, we have agreed to pay to First Union a fee of $1,520,725. The fee is not contingent upon First Union delivering a favorable opinion with regard to the Stock Purchase Agreement.



     The board of directors received the opinion of First Union, our financial advisor with regard to this transaction, that as of the date of its opinion, and subject to and based upon the considerations referred to in its opinion, the issuance and sale of 4 million shares of our common stock and 11,471,908 warrants under the Stock Purchase Agreement to CSC-PVI Holding for $10 million is fair, from a financial point of view, to PVI. The full text of this opinion is attached hereto as Appendix H. WE URGE YOU TO READ THE OPINION OF FIRST UNION IN ITS ENTIRETY.



     The following summary of the First Union fairness opinion is qualified in its entirety by reference to the complete text of the fairness opinion letter, which is attached as Appendix H to this Proxy Statement.

     First Union's opinion is directed only to the fairness to PVI, from a financial point of view, of the issuance and sale of our common stock and warrants to CSC-PVI Holding and does not constitute a recommendation to any of our shareholders as to how such shareholder should vote on this Proposal. No limitations were imposed on First Union by us with respect to the investigations made or procedures followed by it in rendering its opinion.

     In rendering its opinion, First Union, among other things:

     - Reviewed the Stock Purchase Agreement;

     - Held discussions with certain senior officers, directors and other representatives and advisors of PVI and certain senior officers and other representatives of Cablevision concerning the businesses, operations and prospects of the respective corporations;

     - Examined certain business and financial information relating to PVI and Cablevision, including financial forecasts and other data provided to First Union or discussed with First Union, such as information relating to certain strategic implications and operational benefits anticipated to result from the transaction;

     - Reviewed the financial terms of the transaction set forth in Stock Purchase Agreement in relation to, among other things: current and historical market prices and trading volumes of PVI's common stock, the historical and projected revenues, losses and other operating data of PVI, and the capitalization and financial condition of PVI and Cablevision;

     - Considered, to the extent publicly available, the financial terms of certain other similar transactions which First Union deemed relevant;

     - Analyzed certain financial, stock market and other publicly available information relating to the businesses of other companies which First Union considered relevant; and


     - In addition, First Union indicated that it had conducted such other analyses and examinations and considered other financial, economic and market criteria as it deemed appropriate in arriving at its opinion.


     In rendering its opinion, First Union assumed and relied upon, without independent verification, the accuracy and completeness of all financial and other information publicly available or furnished to or otherwise reviewed by or discussed with it.

     First Union did not express any opinion as to the value of PVI's common stock after the completion of the transaction. First Union did not make any physical inspection of the properties or assets of PVI or of Cablevision. First Union was not requested to consider and its opinion does not address the relative merits of the transaction as compared to any alternative business strategies that might exist for PVI or the effect of any other transaction in which PVI might engage. Further, First Union's opinion was necessarily based on the information made available to it and the financial, stock market and other conditions and circumstances existing on the date of its opinion. First Union was not requested to consider, and its opinion specifically excludes any consideration of, the Reorganization Agreement.


     As indicated in its opinion, First Union believes that our shareholders are not entitled to rely on the opinion. First Union's belief is based on a statement in the engagement letter, dated August 23, 2000, between PVI and First Union that if and when delivered, First Union's opinion would be solely for the use of our board of directors. We are unaware of any applicable state law authority that supports First Union's belief that this provision of the engagement letter would in fact provide a defense to First Union against any claimed reliance by our shareholders. The availability of such a defense to First Union will be resolved by a court if such a claim is made. The resolution of this issue will have no effect on the rights and responsibilities of our board of directors under state law. The availability of any such defense will have no effect on the rights and responsibilities (if any) of either First Union or our board of directors under federal securities law.


     The board of directors unanimously recommends that you vote FOR this Proposal.

                                   PROPOSAL 3

                  APPROVAL OF THE AGREEMENT AND PLAN OF MERGER
              TO CHANGE THE STATE OF INCORPORATION OF THE COMPANY
                          FROM NEW JERSEY TO DELAWARE


     This Proposal seeks shareholder approval of the Agreement and Plan of Merger by which we will merge with and into our wholly-owned subsidiary and thereby change our state of incorporation from New Jersey to Delaware. This section of the Proxy Statement describes material aspects of the Agreement and Plan of Merger and the reincorporation. The description of the Agreement and Plan of Merger and of the effects of the reincorporation, as set forth below, are in summary form and are therefore qualified in their entirety by reference to the Agreement and Plan of Merger and the certificate of incorporation and bylaws of Princeton Video Image, Inc., our wholly-owned Delaware subsidiary, attached hereto as Appendices B, I and J, respectively. While we believe that the descriptions provided herein cover the material terms of the Agreement and Plan of Merger and of the effects of the reincorporation, this summary may not contain all of the information that is important to you. For a more complete understanding of the Agreement and Plan of Merger and of the effects of the reincorporation, you should read this entire document and the additional items referred to herein.


PRINCIPAL REASONS FOR THE REINCORPORATION PROPOSAL

     The board of directors believes that the best interests of PVI and our shareholders will be served by changing PVI's state of incorporation from New Jersey to Delaware.

     For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and adaptable corporation laws, which are periodically updated and revised to meet changing business needs. Delaware courts have developed considerable expertise in dealing with corporate legal issues, and a substantial body of case law has evolved construing Delaware law and establishing public policy with respect to Delaware corporations. The relative clarity and predictability of Delaware corporate law presented in the numerous precedents decided by the Delaware courts should be of great advantage to PVI, allowing us to make corporate decisions and take actions with increased confidence of the outcome and consequences of those decisions and actions under the General Corporation Law of the State of Delaware. Furthermore, the Office of the Delaware Secretary of State is staffed with experienced regulators recognized for their efficient and business-sensitive approach to administering the state's laws and regulations. As a result of these and other factors, many major corporations have chosen Delaware for their initial domicile or have subsequently reincorporated in Delaware in a manner similar to that proposed by PVI.


     In addition, PVI's investors and potential investors have expressed concerns that various provisions of the New Jersey Business Corporation Act and, more specifically, the New Jersey Shareholder Protection Act, may place too many restrictions on a corporation's ability to meet the changing needs of a rapidly evolving business, technological and financial environment. See "Shareholders' Rights under New Jersey Law and Delaware Law." By eliminating the opportunity to consider all alternatives and of exploring all potential transactions which may become available to a corporation, specifically including transactions with interested shareholders, defined under New Jersey law as shareholders owning greater than a 10% interest in a corporation and their affiliates, the New Jersey statutes may prevent us from taking actions most beneficial to PVI, its shareholders and PVI's long-term strategic interest. The New Jersey statutes impose obstacles to a corporation's rapid response to marketplace demands and opportunities by denying a corporation the ability to make essential business decisions on a day-to-day basis without incurring the additional, extraordinary costs, time and effort of seeking shareholder approval for transactions with interested shareholders or by meeting any of the valuation tests provided under the New Jersey Shareholder Protection Act. This issue was raised during negotiations regarding both the Reorganization Agreement and the Stock Purchase Agreement, and the Stock Purchase Agreement makes it a condition to the Second Closing that PVI reincorporate as a Delaware corporation prior to the Second Closing.

     For the foregoing reasons, the board of directors believes that the activities of PVI, both present and as contemplated, can be better managed if PVI is governed by Delaware law and that reincorporation as a Delaware corporation is in the best interest of PVI and its shareholders. It should be noted, however, that shareholders in some instances have fewer rights and hence less protection under Delaware law than under New Jersey law. See the discussion under the heading "Shareholders' Rights under New Jersey Law and Delaware Law."


     PVI's board of directors has unanimously approved, subject to shareholder approval, a proposal (the "Reincorporation Proposal") to change PVI's state of incorporation from New Jersey to Delaware by means of a merger (the "Reincorporation Merger") of PVI with and into a newly formed, wholly-owned subsidiary incorporated under Delaware law. The subsidiary is named Princeton Video Image, Inc., a Delaware corporation; hereinafter, the merger subsidiary will be referred to as "PVI Delaware". The principal office of PVI Delaware will be 15 Princess Road, Lawrenceville, New Jersey 08648, telephone (609) 912-9400. If the shareholders approve this Proposal, PVI Delaware will be the surviving corporation after the Reincorporation Merger. A consequence of the Reincorporation Merger will be a change in the law applicable to PVI's corporate affairs from New Jersey law to Delaware law.


     The following discussion summarizes certain aspects of this Proposal, including certain material differences between New Jersey law and Delaware law. This summary does not purport to be a complete description of the Reincorporation Merger or the differences between shareholders' rights under New Jersey law and Delaware law. Further, this summary is qualified in its entirety by reference to: (i) the Agreement and Plan of Merger, between PVI and PVI Delaware (the "Reincorporation Merger Agreement"), attached hereto as Appendix B; (ii) the PVI certificate of incorporation as currently in effect; (iii) the PVI bylaws as currently in effect; (iv) the certificate of incorporation of PVI Delaware attached hereto as Appendix I and (v) the bylaws of PVI Delaware attached hereto as Appendix J. Copies of PVI's certificate of incorporation, as amended, and our bylaws are available for inspection at PVI's principal office, and copies will be sent to shareholders upon request, without charge.


     Approval of the Reincorporation Merger by the shareholders will also constitute approval of the Reincorporation Merger Agreement, as well as other matters contemplated in the transaction described in this Proxy Statement. Pursuant to the terms of the Reincorporation Merger Agreement, PVI Delaware's certificate of incorporation and bylaws will replace PVI's certificate of incorporation and bylaws as the charter documents affecting corporate governance and shareholders' rights. For a description of the differences between PVI's certificate of incorporation and bylaws and PVI Delaware's certificate of incorporation and bylaws, see "Comparison of Certain Charter Document Provisions," below.

     The approval of this Proposal will affect certain rights of PVI's shareholders. Accordingly, you are urged to carefully read this Proxy Statement and the appendices.

PRINCIPAL FEATURES OF THE REINCORPORATION MERGER


     Upon the consummation of the Reincorporation Merger, the separate existence of PVI will cease and PVI Delaware, to the extent permitted by law, will succeed to the business, properties, assets and liabilities of PVI. Each share of common stock of PVI issued and outstanding immediately prior to the consummation of the merger will, by virtue of the Reincorporation Merger, be converted into one share of common stock of PVI Delaware. Upon the consummation of the merger, certificates which immediately prior to the Reincorporation Merger represented common stock of PVI, including common stock held in the treasury of PVI, will be deemed for all purposes to represent the same number of shares of PVI Delaware common stock. It will not be necessary for shareholders to exchange their existing stock certificates for stock certificates of PVI Delaware. Additionally, each share of PVI's Series A Redeemable Preferred Stock and Series B Redeemable Preferred Stock issued and outstanding immediately prior to the consummation of the merger will, by virtue of the Reincorporation Merger, be converted into one share of Series A Redeemable Preferred Stock and Series B Redeemable Preferred Stock, respectively, of PVI Delaware. Upon the consummation of the merger, certificates which immediately prior to the Reincorporation Merger represented shares of Series A Redeemable Preferred Stock and Series B Redeemable Preferred Stock of PVI will be deemed for all purposes to represent the same number of shares of Series A or Series B Redeemable Preferred Stock of PVI Delaware. It will not be necessary for shareholders to exchange their existing stock certificates for stock certificates of PVI Delaware. The common stock and Series A Redeemable Preferred Stock and Series B Redeemable Preferred Stock to be issued by PVI Delaware will possess the same rights as the stock of the same classes issued by PVI.


     Approval of the Reincorporation Merger will not result in any change in the business, management, assets or liabilities of PVI. The directors and officers of PVI will be the directors of PVI Delaware following the Reincorporation Merger. After the consummation of the Reincorporation Merger, the PVI Delaware common stock will be listed on the Nasdaq National Market, on which the common stock of PVI is currently listed, and will continue to trade under the symbol "PVII." Nasdaq will consider the delivery of existing stock certificates representing common stock of PVI as constituting "good delivery" of shares of the PVI Delaware common stock in transactions subsequent to the Reincorporation Merger.

     Pursuant to the terms of the Reincorporation Merger Agreement, each option and warrant to purchase common stock of PVI outstanding immediately prior to the consummation of the Reincorporation Merger will become an option or warrant to purchase PVI Delaware common stock, subject to the same terms and conditions as set forth in such option or warrant. All employee benefit plans and other agreements and arrangements of PVI will be continued by PVI Delaware upon the same terms and subject to the same conditions as currently in effect.

     No federal or state regulatory approvals are required for consummation of the Reincorporation Merger.

     In accordance with generally accepted accounting principles, PVI expects that, following the Reincorporation Merger, the assets and liabilities of PVI will be carried forward at their recorded historical book values.

COMPARISON OF CERTAIN CHARTER DOCUMENT PROVISIONS


     PVI Delaware's certificate of incorporation and bylaws are different from PVI's certificate of incorporation and bylaws. Some differences are primarily the result of differences between Delaware law and New Jersey law. Significant provisions and certain important similarities and differences are discussed below. The following discussion summarizes certain material differences between PVI's corporate charter documents and PVI Delaware's corporate charter documents. This summary does not purport to be a complete description of the charter documents or all of the differences between the certificate of incorporation and bylaws of PVI and PVI Delaware. Further, this summary is qualified in its entirety by reference to: (i) the PVI certificate of incorporation as currently in effect; (ii) the PVI bylaws as currently in effect; (iii) the certificate of incorporation of PVI Delaware attached hereto as Appendix I; and (iv) the bylaws of PVI Delaware attached hereto as Appendix J.


  Capital Stock

     Both Delaware and New Jersey law provide that a corporation has the power to issue the number of shares stated in its certificate of incorporation. Such shares may consist of one or more classes and any class may be divided into one or more series. Each class or classes and series may be with or without par value and have such designation and relative voting, dividend, liquidation and other rights, preferences and limitations as stated in the certificate of incorporation.

     The authorized capital stock of PVI currently consists of 40,000,000 shares of common stock, no par value, and 1,000,000 shares of preferred stock. A series of 167,000 shares of preferred stock is designated as Series A Redeemable Preferred Stock, $4.50 par value; and a series of 93,300 shares of Preferred Stock is designated as Series B Redeemable Preferred Stock, $5.00 par value.

     The capitalization of PVI Delaware will consist of 60,000,000 shares of common stock, $.001 par value per share; one class of 975,803 shares of preferred stock, par value $.001; one class of 11,363 shares of Series A Redeemable Preferred Stock, par value $4.50; and one class of 12,834 shares of Series B Redeemable Preferred Stock, par value $5.00. The 11,363 shares of Series A Redeemable preferred stock and the 12,834 shares of Series B Redeemable Preferred Stock under the PVI Delaware certificate of incorporation correspond, respectively, to our currently issued and outstanding shares of Series A and Series B Redeemable Preferred Stock. The PVI Delaware certificate of incorporation contains an increase of 20,000,000 in the authorized shares of common stock as compared to PVI's current authorized capital. The preferred stock authorized under the PVI Delaware certificate remains the same as PVI's currently authorized preferred stock, with the previously issued and redeemed shares of preferred stock assuming the status of undesignated shares of preferred stock of PVI Delaware.

     The board of directors believes that the increase in the authorized shares of common stock from the current level in PVI's certificate of incorporation to that provided in the PVI Delaware charter is in the best interest of PVI and its shareholders. The board of directors believes that the increase in authorized capital is necessary, even if PVI were to remain a New Jersey corporation, in order to meet possible contingencies and opportunities for which the issuance of common stock may be deemed advisable. From time to time, PVI has given, and in the future is likely to give, consideration to the feasibility of obtaining funds for appropriate corporate objectives through the public or private sale of equity securities. The ability to issue additional shares of our common stock in any future capital raising endeavor, strategic alliance or expansion transaction, including acquisition transactions, without the costs and delays incident to obtaining shareholder approval before such issuance, is vital to the success of PVI in a competitive marketplace.


     We have currently committed to issuing, subject to shareholder approval, shares and warrants to purchase shares of our common stock pursuant to the Reorganization Agreement and the Stock Purchase Agreement. Combined, the two transactions, if approved, will result in the issuance of a total of 4,670,444 shares of our common stock and warrants to purchase 13,108,733 shares of our common stock. If all warrants issued pursuant to the Reorganization Agreement and the Stock Purchase Agreement are exercised, a total of 17,779,177 shares will be issued with regard to these transactions.



     As of April 30, 2001, PVI has issued and outstanding 11,833,965 shares of common stock. We have reserved additional shares of common stock in connection with the exercise of outstanding warrants and the exercise of options under our Amended 1993 Stock Option Plan. Assuming that Proposals 1 and 2 as set forth in this Proxy Statement are approved, we will have issued or committed to issue a total of 34,998,771 shares of our common stock; this number includes all currently issued and outstanding shares of our common stock, shares reserved for issue under our Amended 1993 Stock Option Plan, shares reserved for issuance pursuant to currently outstanding warrants, and all shares of our common stock to be reserved for issuance under the warrants in connection with the Reorganization Agreement and the Stock Purchase Agreement. In the opinion of the board of directors, the number of authorized and unissued shares which remain after consummation of the Reorganization Agreement and the Stock Purchase Agreement will be insufficient to meet the capital needs of PVI. The increase will give the board of directors greater flexibility in implementing our strategic business plan.


     We have no current plans and have not entered into any arrangements or understandings whereby we would be required to issue any of the additional shares of common stock for which authority is now sought. Purposes for which the additional shares could be issued include financing transactions, acquisition of stock or assets, stock splits or dividends, and employee benefit plans. The shares of our common stock to be issued in accordance with the Reorganization Agreement and the Stock Purchase Agreement, including the shares of common stock which underlie the warrants issued in the respective transactions, are within the capitalization as currently authorized by PVI's certificate of incorporation.

     In general, both New Jersey and Delaware law authorize the board of directors of a corporation to approve the issuance of additional shares of common stock, without prior notice to or approval by the shareholders, in connection with any transaction which the board of directors determines to be in the best interest of the corporation and the shareholders if the issuance of such shares is within the corporation's authorized capital.

     A potential effect of the increase in the number of authorized shares of our common stock is that the interests of the existing shareholders of PVI could be substantially diluted, by way of ownership percentage and voting power, through the issuance of authorized but unissued common stock without shareholder approval. Such dilutive transactions could occur even without an increase in the number of authorized shares, but the potential for such transactions is increased by the authorization of the substantial number of additional authorized but unissued shares of common stock under the PVI Delaware certificate of incorporation.

     New Jersey law and Delaware law are similar with respect to the manner in which directors may fix the terms of a series of preferred stock. Under both Delaware law and New Jersey law, the certificate of incorporation may authorize the directors to fix the terms of a series of preferred stock and/or provide for different voting rights between series of preferred stock without obtaining shareholder approval. Under both PVI's current certificate of incorporation and PVI Delaware's certificate of incorporation, the board of directors are able to exercise such broad discretion in fixing the terms and/or voting rights of a series of preferred stock.

  Preemptive Rights

     Under both New Jersey and Delaware law, shareholders do not have preemptive rights to purchase shares unless the certificate of incorporation specifically provides for such rights. PVI's certificate of incorporation and PVI Delaware's certificate of incorporation do not provide shareholders with preemptive rights. However, as indicated in Proposals 1 and 2 regarding, respectively, the Reorganization Agreement and the Stock Purchase Agreement, we may grant preemptive rights by agreement with a shareholder or potential shareholder as a term or condition in connection with a proposed issuance, grant or sale of our common stock.

  Board of Directors and Committees

     Under New Jersey law, a board of directors may consist of one or more members as provided in the bylaws and subject to any provision contained in the certificate of incorporation. The participation of directors with a majority vote will constitute a quorum for the transaction of business unless the certificate of incorporation or the bylaws provide otherwise. However, in no event will the quorum be less than one third of the votes of the board. PVI's bylaws provide that the number of directors of PVI may not be less than one or more than nine, with the precise number to be fixed by the board of directors from time to time. Although the number of directors may be changed, currently, the number of directors has been fixed at nine. Elected directors hold office until the next annual meeting and until successors are elected and qualified, subject to earlier death, resignation, incapacity or removal from office. Under PVI's bylaws, special meetings of the board of directors may be called by the president or by the president or the secretary upon the written request of two members of the board. Also pursuant to PVI's bylaws, a majority of the entire board, or a committee thereof, constitutes a quorum for the transaction of business by the board of directors, and an act by a majority of the quorum of directors or committee constitutes an act of the board of directors.

     Under Delaware law, a board of directors of a corporation may consist of one or more members as provided in the bylaws, unless the certificate of incorporation fixes the number of directors. A majority of the total number of directors will constitute a quorum for the transaction of business unless the certificate of incorporation or the bylaws require a greater number. However, unless the certificate of incorporation provides otherwise, the bylaws may provide that a quorum may not be less than one-third of the number of directors. The PVI Delaware bylaws provide that the number of directors will be determined by the board of directors. Action by a majority of the directors present at a meeting at which a quorum is present is considered to be an act of the PVI Delaware board. Each director will hold office until the annual meeting of the stockholders next succeeding his election and until his successor is elected and qualified, subject to earlier death, resignation or removal from office. As provided in the Reincorporation Merger Agreement, PVI's current directors will constitute the initial board of directors of PVI Delaware and will serve until the first annual meeting of PVI Delaware shareholders. PVI Delaware's bylaws also provide that special meetings may be called in the same manner as set forth in PVI's current bylaws.

     Delaware law provides that a transaction between a corporation and one or more of its directors or officers or an entity in which one or more of its directors or officers has an interest may not be voided if: (1) the material facts of the relationship or interest are disclosed or known to the board or committee so deciding and the contract or transaction is authorized in good faith by a majority vote of the disinterested directors, even though the number of disinterested directors is less than that needed for a quorum; (2) the material facts of the relationship or interest are disclosed to the shareholders entitled to vote on the matter and a majority of such shareholders approve of the transaction; or (3) the contract or transaction is fair to the corporation at the time it is approved.

     A similar provision under New Jersey law prohibits a transaction from being declared void if it is between a corporation and one or more directors or entities in which a director has an interest if: (1) the contract or transaction is fair and reasonable to the corporation at the time it is approved; (2) the fact of the common directorship or interest is disclosed or known to the board and the board approves the contract or transaction by unanimous written consent, if at least one consenting director is disinterested, or by a majority vote of disinterested directors, even though the disinterested directors are less than a quorum; or (3) the fact of the common directorship or interest is disclosed to the shareholders and they approve the contract or transaction.

     New Jersey law allows the board of directors of a corporation, by resolution adopted by a majority of the entire board, to designate an executive committee or other committee or committees, each consisting of one or more members, with the power and authority (to the extent permitted by law) to act on behalf of the entire board, if the certificate or bylaws so provides. PVI's bylaws provides for such committees, each consisting of three or more directors. Similarly, Delaware law allows the establishment of committees of the board that consist of one or more members. However, Delaware law does not require authorization for committees to be set forth in the certificate or the bylaws. PVI Delaware's bylaws provide that the board may designate an executive committee or other such committees, each consisting of three or more members, with such powers as the board may determine.

  Cumulative Voting

     PVI's certificate of incorporation and bylaws do not provide for cumulative voting in the election of directors. Likewise, neither PVI Delaware's certificate of incorporation or bylaws provide for any such cumulative voting. Therefore the stockholders of a plurality of the voting power of PVI Delaware represented at the meeting will be entitled to elect all of the directors of PVI Delaware.

  Newly Created Directorships and Vacancies

     Under New Jersey law, any vacancy, however caused or created, may be filled by a majority vote of the remaining directors. Any directorship not filled by the board may be filled by the shareholders at a meeting of the shareholders. PVI's bylaws provide that vacancies, however caused, including vacancies resulting from any increase in the authorized number of directors, may be filled by a majority of the directors then in office or by a sole remaining director. Each director so elected will hold office for the unexpired portion of the term of the director whose place will be vacant, and until his successor is elected and qualified.


     Under Delaware law, vacancies and newly created directorships may be filled, in the case of directors elected by all shareholders as a single class, by a majority vote of directors or by the sole remaining director. The PVI Delaware bylaws provide that any vacancy in the board occurring by an increase in the number of directors or for any other reason may be filled for the unexpired portion of the term and until his or her successor is elected and qualified by the vote of not less than a majority of the remaining directors then holding office, even though less than a quorum of the board, or by a sole remaining director.


  Removal of Directors

     Under New Jersey law, directors may be removed, subject to certain qualifications, for cause or, unless otherwise provided in the certificate of incorporation, without cause by an affirmative vote of a majority of votes cast by shareholders entitled to vote for the election of directors.

     Under Delaware law, directors may be removed, subject to certain qualifications, with or without cause, by an affirmative vote of the majority of shareholders entitled to vote for the election of directors.

  Director Liability and Indemnification of Officers and Directors

     Both New Jersey law and Delaware law contain provisions and limitations regarding directors' liability and regarding indemnification by a corporation of its officers, directors and employees.

     New Jersey law permits a New Jersey corporation to include a provision in its certificate of incorporation which eliminates or limits the personal liability of a director or officer to the corporation or its shareholders for monetary damages for breach of fiduciary duties as a director or officer. However, no such provision may eliminate or limit the liability of a director or officer for any breach of duty based upon an act or omission: (i) in breach of the director's or officer's duty of loyalty to the corporation or its shareholders, (ii) not in good faith or involving a knowing violation of law, or
(iii) resulting in receipt by such person of an improper personal benefit. Under New Jersey law, corporations are also permitted to indemnify directors in certain circumstances and are required to indemnify directors under certain circumstances. Under New Jersey law, a director, officer, employee or agent may, in general, be indemnified by the corporation if he has acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. In addition, under New Jersey law, corporations must indemnify a director to the extent the director has been successful on the merits or otherwise in certain proceedings. PVI's bylaws contain provisions requiring the indemnification of directors and officers to the fullest extent permitted by New Jersey law.

     Delaware law permits a corporation to include a provision in its certificate of incorporation which eliminates or limits the personal liability of a director to the company or its shareholders for monetary damages in the case of a breach of fiduciary duties by a director. However, no such provision may eliminate or limit the liability of a director: (i) in the case of a breach of the director's duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for the unlawful payment of dividends or unlawful stock purchase or redemption or other violations of Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. The PVI Delaware certificate of incorporation includes such a provision. Delaware law further provides that no such provision in a certificate of incorporation can eliminate or limit the liability of a director for any act or omission occurring prior to the date when such provision becomes effective. Under Delaware law, a corporation has the power to indemnify a director against judgments, fines, settlements and expenses in any litigation or other proceeding, other than a derivative suit as discussed below, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to a criminal proceeding, had no reasonable cause to believe his conduct was unlawful. The indemnification provisions of Delaware law make mandatory the indemnification of a director to the extent that the director has been successful on the merits or otherwise, thus possibly requiring indemnification of settlements in certain instances. Delaware law also provides that a director may be indemnified by the corporation for expenses of a derivative suit even if he is not successful on the merits. However, the director must have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation; this is subject, in the case of an adverse judgment, to court approval. The PVI Delaware certificate of incorporation includes a provision that requires the indemnification of directors and officers to the maximum extent permitted by law and provides that no amendment, repeal or adoption of an inconsistent provision will alter the authority of the corporation to indemnify its directors for acts which occurred prior to such amendment, repeal or adoption of the inconsistent provision.

  Amendments to Bylaws

     New Jersey law provides that a board of directors has the power to make, alter and repeal a corporation's bylaws, unless such power is reserved to the shareholders in the corporation's certificate of incorporation. PVI's bylaws give the board of directors the authority to alter, amend and repeal PVI's bylaws. Under New Jersey law, the shareholders of the corporation also have the power to make, alter and repeal a corporation's bylaws, including bylaws made by the board of directors.

     Under Delaware law, the shareholders of a Delaware corporation and, if the certificate of incorporation so provides, the board of directors, have the power to adopt, amend or repeal a corporation's bylaws. PVI

Delaware's certificate of incorporation and bylaws grant the board of directors the power to adopt, amend or repeal PVI Delaware's bylaws.

SHAREHOLDERS' RIGHTS UNDER NEW JERSEY AND DELAWARE LAW

  Amendment of Certificate of Incorporation and Bylaws

     To amend certain terms of a corporation's certificate of incorporation, New Jersey law allows an amendment to be made by board action alone (for example, an amendment to effect a share dividend). Other general amendments to the certificate of incorporation under New Jersey law require the action of the board with the approval of shareholders holding a majority of the votes cast at a meeting of shareholders entitled to vote thereon (and, if applicable, a majority of the votes cast of each class of stock entitled to vote thereon) unless the corporation's certificate of incorporation requires a greater percentage. PVI's certificate of incorporation does not require any greater percentages for shareholder approval of amendments to our certificate of incorporation.

     Delaware law requires any proposed amendments to the certificate of incorporation be approved by the shareholders holding a majority of the voting power of the outstanding stock of the corporation (and, if applicable, a majority of the outstanding stock of each class entitled to vote thereon), unless a greater number or proportion is specified in the certificate of incorporation. PVI Delaware's certificate of incorporation does not require any greater percentage or other proportion for approval of amendments to the certificate of incorporation.


     Under New Jersey law, a corporation's board of directors has the power and authority to make, alter and repeal the corporation's bylaws, unless such power is specifically reserved to the shareholders in the certificate of incorporation. PVI's certificate of incorporation does not specifically reserve the power to make, alter and repeal bylaws to the shareholders, and PVI's bylaws provide that the board of directors has the authority to adopt, amend and repeal bylaws. New Jersey law further provides that the shareholders may make, alter or amend the corporation's bylaws and further prescribe that any bylaw made by the shareholders shall not be altered or repealed by the board.


     Delaware law provides that, after a corporation has received any payment for its stock, the shareholders shall have the authority to adopt, amend or repeal the corporation's bylaws. However, the corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the board of directors. The grant of authority to the board of directors will not limit the shareholders' power to adopt, amend or repeal bylaws. The certificate of incorporation for PVI Delaware specifically delegates to the board of directors the authority to adopt, amend and repeal bylaws, and the bylaws of PVI Delaware restate the substance of Delaware law that a corporation's shareholders may adopt, amend or repeal the corporation's bylaws, including those provisions made by the board of directors.

  Right to Call a Special Meeting of Shareholders

     New Jersey law provides that a special meeting of shareholders may be called by the president or by the board of directors, or by any shareholder, director, officer or other person as may be provided in the bylaws. Upon application of the holder or holders of not less than ten percent of all the shares entitled to vote at a meeting, the Superior Court of New Jersey, for good cause shown, may order that a special meeting be called.


     Delaware law provides that only the board of directors or such person or persons as may be authorized by the certificate of incorporation or bylaws may call special meetings of the shareholders. PVI Delaware's bylaws provide that special meetings of shareholders may be called by the board of directors or by the President. Special shareholder meetings must be called by the President or the Secretary upon the written request of a majority of the board of directors or the written request of any shareholder owning shares of the PVI Delaware's capital stock, provided that such request must state the purpose(s) of the proposed meeting.

  Loans To Directors, Officers or Employees

     New Jersey law allows a corporation to lend money to, or guaranty an obligation of, any director, officer or employee of the corporation or any subsidiary whenever the directors determine that such an action may reasonably be expected to benefit the corporation. However, a director who votes for such an action may be held jointly and severally liable if the loan or guaranty is made contrary to the provisions of New Jersey law.

     Delaware law permits a corporation to lend money to, or to guaranty an obligation of, an officer or other employee of a corporation or any subsidiary thereof, including an officer or employee who is also a director of the corporation or of its subsidiaries, whenever such loan or guaranty may, in the judgment of the directors, reasonably be expected to benefit the corporation. In contrast to New Jersey law, Delaware law generally does not impose liability on the directors who vote for or assent to a loan to or a guaranty of an obligation of an officer, director or stockholder.

  Anti-Takeover Provisions

     Generally, under New Jersey law an agreement of merger, or the sale, lease or exchange of all or substantially all of a corporation's assets, must be approved by the corporation's board of directors and submitted to the corporation's shareholders for approval; however, New Jersey law does not require submission of certain transactions to the shareholders for approval. When submission to the shareholders is required and unless otherwise provided in the corporation's certificate of incorporation, an affirmative vote of a majority of votes cast at a meeting of the shareholders entitled to vote thereon will approve the agreement of merger or sale, lease or exchange of all or substantially all of the corporation's assets. PVI's certificate of incorporation does not require any greater percentage of votes for approval of such actions.

     New Jersey law provides generally, among other things, that any person making an offer to purchase from shareholders generally in excess of 10% (or such amount which, when aggregated with such person's present holdings, exceeds 10% of any class of equity securities) of any corporation or other issuer of securities organized under the laws of New Jersey must, twenty (20) days before the offer is made, file a disclosure statement with the target company and with the Bureau of Securities of the Division of Consumer Affairs of the New Jersey Department of Law and Public Safety. Such a takeover bid may not proceed until after the receipt by the filing party of permission from the Bureau of Securities. Such permission may not be denied unless the Bureau, after a public hearing, finds that (i) the financial condition of the offeror may jeopardize the financial stability of the target company or prejudice the interests of any employees or security shareholders who are unaffiliated with the offeror, (ii) the terms of the offer are unfair or inequitable to the security shareholders of the target company, (iii) the plans and proposals which the offeror has to make any material change in the target company's business, corporate structure, or management are not in the interest of the target company's remaining security shareholders or employees, (iv) the competence, experience and integrity of those persons who would control the operation of the target company are such that it would not be in the interest of the target company's remaining shareholders or employees to permit the takeover, or (v) the terms of the takeover bid do not comply with the provisions of the New Jersey law.

     Chapter 10A of the New Jersey Business Corporation Act, known as the Shareholder Protection Act, generally provides that no resident domestic corporation will engage in any business combination with any interested shareholder for a period of five (5) years following that interested shareholder's stock acquisition date unless the business combination is approved by the board of directors prior to that shareholder's stock acquisition date. An interested shareholder, for purposes of the New Jersey law, is any person (other than the resident domestic corporation or its subsidiary) that: (i) is the beneficial owner, directly or indirectly, of 10% or more of the voting power of the outstanding voting stock of the resident domestic corporation, or (ii) is an affiliate or associate of that resident domestic corporation who, at any time within the five (5) year period immediately prior to the date in question, was a beneficial owner of 10% or more of the voting power of the outstanding stock of the resident domestic corporation. A beneficial owner of the corporation's stock, for purposes of the New Jersey law, is a person that, individually or with or through any of its affiliates or associates: (i) beneficially owns that stock directly or indirectly, (ii) has the right to acquire or vote that stock, or (iii) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of that stock with any other beneficial owner thereof. An affiliate of a beneficial owner, for purposes of the New Jersey law, is a person that, directly or indirectly through one or more intermediaries controls, or is controlled by or under common control with, the beneficial owner. The "business combinations" at which these provisions are directed include, among other transactions, when the other party is an interested shareholder or an affiliate of the interested shareholder, any merger or consolidation of the New Jersey corporation or any subsidiary; any sale, lease exchange or mortgage, pledge or disposition (in one transaction or a series of transactions) to or with the interested shareholder, or any affiliate or associate of the interested shareholder, of assets having a market value of 10% or more of the aggregate market value of the corporation's assets or its outstanding stock or representing 10% or more of the earning power or income of the corporation; the issuance or transfer of stock (in one transaction or a series of transactions) with an aggregate market value of 5% or more of the aggregate market value of all the corporation's outstanding stock; the adoption of any plan or proposal to liquidate or dissolve the New Jersey corporation pursuant to an arrangement proposed by or an agreement with the interested shareholder, or any affiliate or associate of the interested shareholder; any reclassification of securities, including stock splits, dividends or other stock distributions in respect of stock, or recapitalization pursuant to an arrangement proposed by or an agreement with the interested shareholder, or any affiliate or associate of the interested shareholder, which meets certain requirements; or any receipt by the interested shareholder, or any affiliate or associate of the interested shareholder, of any loans, advances, guarantees, pledges or other financial assistance by or through the corporation.

     Additionally, any other business combination with an interested shareholder is prohibited unless any one of the following three conditions is satisfied: (1) the board of directors approves the business combination prior to the stock acquisition date of the interested shareholder; (2) the business combination occurs more than five years after the stock acquisition date of the interested shareholder and the shareholders of two-thirds of the voting stock of the resident domestic corporation not beneficially owned by the interested shareholder must approve the business combination by affirmative vote at a meeting called for that purpose; or (3) the business combination occurs more than five years after the stock acquisition date of the interested shareholder and certain price protections are met and other requirements are satisfied.


     Under Delaware law, generally, mergers and consolidations require the approval of a majority of the shares outstanding and entitled to vote thereon. A plan of merger must also first be approved by the board of directors of each corporation that is a party to the merger and then submitted for a vote of the stockholders of the affected corporations. A plan of merger is approved upon the majority vote of the outstanding shares of each corporation entitled to vote on the merger. Delaware law provides that the stockholders of a corporation are not required to approve a merger if (i) the plan of merger does not amend the corporation's certificate of incorporation in any respect, (ii) each share of stock of that corporation immediately outstanding will continue as one identical share of stock of the surviving corporation after the merger and (iii) either
(A) no shares of common stock (or securities convertible into such shares) of the surviving corporation are to be issued or delivered under the plan of merger or (B) the authorized unissued shares of the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger, plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under the plan, do not exceed 20 percent of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.


     Delaware's anti-takeover provision, embodied in Section 203 of the Delaware General Corporation Law, provides that if a person acquires 15% or more of a corporation's voting stock, thereby becoming an interested shareholder for purposes of the Delaware law, that person may not engage in any "business combination," as defined in the statute, with the corporation. However, the restrictions placed on interested shareholders under Delaware law do not apply under certain circumstances. For instance, the restrictions do not apply: (i) if the company's original certificate of incorporation contains a provision by which it expressly elects not to be governed by Section 203, (ii) if the company, by action of its shareholders, adopts an effective amendment to its bylaws or certificate of incorporation expressly electing not to be governed by
Section 203, or (iii) if the business combination is proposed prior to the consummation or abandonment of and after the announcement of a proposed transaction with an independent party that is approved by a majority of the disinterested directors. The PVI Delaware certificate of incorporation specifically states that PVI will not be subject to the restrictions contained in Section 203 of the Delaware General Corporation Law. As such, Section 203 will not apply to any future transactions we may undertake with any of our shareholders who may own 15% or more of our common stock. This will include CSC-PVI Holding and Presencia.

     If the shareholders do not approve this Proposal 3 and PVI does not change its state of incorporation to Delaware, the shareholder protection and anti-takeover provisions of the New Jersey Business Corporation Act may restrict the ability of CSC-PVI Holding or Cablevision to acquire additional shares of our common stock or to participate in other transactions with us in the future.

  Dividends

     New Jersey law prohibits a corporation from making a distribution to its shareholders if, after giving effect to such distribution, the corporation would be unable to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than its total liabilities.

     Delaware law permits a corporation to pay dividends out of any surplus. If it does not have a surplus, a dividend may be paid out of any net profits for the fiscal year in which the dividend is paid or for the preceding fiscal year (provided that such payment will not reduce capital below the amount of capital represented by all classes of shares having a preference upon the distribution of assets).

  Dissolution

     New Jersey law and Delaware law each provide that a corporation may be voluntarily dissolved by: (i) the written consent of all its shareholders, or
(ii) the adoption by the corporation's board of directors of a resolution recommending that the corporation be dissolved and submission of the resolution to a meeting of shareholders, at which meeting the resolution is adopted by the affirmative vote of the majority of votes entitled to vote thereon.

  Appraisal Rights


     Under New Jersey law, dissenting shareholders who comply with certain procedures are entitled to appraisal rights in connection with the merger, consolidation, sale, lease exchange or other disposition of all or substantially all of the assets of a corporation not in the regular course of business. However, unless the certificate of incorporation otherwise provides, appraisal rights are not provided when: (i) the shares entitled to vote on such transaction are listed on a national securities exchange or held of record by not less than 1,000 shareholders (or shareholders receive in such transaction cash and/or securities which are listed on a national securities exchange or are held of record by not less than 1,000 shareholders), or (ii) no vote of the corporation's shareholders is required for the proposed transaction. PVI's certificate of incorporation does not contain any provision with respect to appraisal rights.


     Under Delaware law, dissenting shareholders who follow prescribed statutory procedures are entitled to appraisal rights in connection with certain mergers or consolidations. Such appraisal rights are not provided when: (i) the shares of the corporation are listed on a national securities exchange or designated as a national market system security by the National Association of Securities Dealers or held of record by more than 2,000 shareholders, (ii) shareholders receive only shares of the surviving corporation or of any other corporation the shares of which are listed on a national securities exchange or designated as a national market system security by the National Association of Securities Dealers, or held of record by more than 2,000 shareholders, or (iii) the corporation is the surviving corporation and no vote of its shareholders is required for the merger.

  Repurchases Of Stock

     New Jersey law prohibits a corporation from repurchasing or redeeming its shares if: (i) after giving effect to such repurchase or redemption, the corporation would be unable to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than its total liabilities, (ii) after giving effect to such repurchase or redemption, the corporation would have no equity outstanding, (iii) the redemption or repurchase price exceeded that specified in the securities acquired, or (iv) such repurchase or redemption is contrary to any restrictions contained in the corporation's certificate of incorporation. Under Delaware law, a corporation may repurchase or redeem its shares only if such purchase does not impair its capital. However, under certain circumstances, a corporation may redeem common stock out of capital if such shares will be retired upon redemption and the stated capital of the corporation is thereupon reduced in accordance with Delaware law.

  Action Without A Meeting

     Under New Jersey law, any action required or permitted to be taken at a meeting of shareholders, unless otherwise provided in the corporation's certificate of incorporation and other than with regard to the annual election of directors, may be taken without a meeting, without prior notice and without a vote, if shareholders entitled to cast at least the minimum number of votes to authorize the action give their written consent. The PVI certificate of incorporation does not limit the authority of the shareholders to take action on written consent. Delaware law provides that, unless otherwise provided by the certificate of incorporation, any action which may be taken at a meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if the holders of stock having not less than the minimum number of votes otherwise required to approve such action consent in writing. The PVI Delaware certificate of incorporation does not limit the authority of shareholders to take action on written consent.

  Inspection of Books and Records

     Under New Jersey law, a shareholder of record for at least 6 months immediately preceding his demand or any holder (or a person authorized on behalf of such holder) of at least 5% of the outstanding shares of any class or series shall have the right, upon at least five (5) days written demand, to examine for any proper purpose the corporation's books and records. Under Delaware law, any shareholder upon written demand under oath stating the purpose thereof has the right during usual business hours to inspect for any proper purpose the stock ledger, list of shareholders and other books and records, and to make copies or abstracts therefrom.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION MERGER


     We will not request a ruling from the United States Internal Revenue Service regarding the federal income tax consequences of the Reincorporation Merger. However, we have received an opinion from our counsel, Smith, Stratton, Wise, Heher and Brennan, that the merger will constitute a "mere change in [the] place of organization" under Section 368(a)(1)(F) of the Internal Revenue Code. Consequently, owners of the common stock will not recognize any gain or loss for federal income tax purposes as a result of the conversion of their common stock into shares of PVI Delaware's common stock. For federal income tax purposes, a shareholder's aggregate basis in the shares of the PVI Delaware common stock received in the Reincorporation Merger will equal such shareholder's aggregate basis in his or her PVI common stock, and such shareholder's holding period for the PVI Delaware common stock received in the merger will include his or her holding period in the PVI common stock.


     Likewise, PVI will not recognize any gain or loss for federal income tax purposes upon the transfer of its property to PVI Delaware pursuant to the Reincorporation Merger. In addition, PVI Delaware will succeed to and take into account the earnings and profits, accounting method and other tax attributes of PVI specified in Section 381(c) of the Internal Revenue Code.

     Owners of our common stock should consult their own tax advisors as to the application and effect of state, local and foreign income and other tax laws to the conversion of their common stock into shares of PVI Delaware common stock pursuant to the Reincorporation Merger.

     A vote in favor of the Reincorporation Merger will constitute specific shareholder approval for the adoption of the Reincorporation Merger Agreement and all other transactions related to the Reincorporation Proposal. Pursuant to the Shareholders' Agreement, Mr. Williams and Presencia have agreed to vote the shares of our common stock they own or control in favor of the Reincorporation Proposal.

     The board of directors unanimously recommends that you vote FOR this Proposal.

                                 OTHER MATTERS

     We are not aware of any matter to be presented for action at the meeting other than the matters referred to above and do not intend to bring any other matters before the meeting. However, if other matters should come before the meeting, the individuals named in the proxy cards will vote on these matters in their discretion.

                            SHAREHOLDERS' PROPOSALS

     Shareholders deciding to submit proposals for inclusion in our Proxy Statement and form of proxy relating to our 2001 annual shareholders' meeting must advise the Chairman of the Board of such proposals in writing by October 7, 2001. In addition, the proxy solicited by the board of directors for the 2001 annual shareholders' meeting will confer discretionary authority to vote on any shareholder proposal presented at that meeting, unless the Chairman of the Board receives written notice of such proposal on or before December 21, 2001.

                                    GENERAL

     The board of directors of PVI is soliciting the accompanying proxy. PVI will bear the entire cost of such solicitation.


     In addition to the use of the mails, directors, officers and other employees of PVI may solicit proxies by personal interview, telephone and telegram. They will not be specially compensated for these services. We have retained the services of American Stock Transfer & Trust Company to assist in the proxy solicitation at a fee estimated to be $20,000. American Stock Transfer and Trust Company will perform the following services in connection with this proxy solicitation: (i) perform a broker search, (ii) print the proxy cards,
(iii) package and mail the proxy materials to our shareholders, (iv) receive and tabulate the proxies received from our shareholders, and (v) perform a second mailing of the proxy materials to our shareholders, if necessary. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. PVI will reimburse such persons for their reasonable expenses in connection therewith.



     Any shareholder has the right to vote against approval of any or all of the proposals set forth in this Proxy Statement. However, under New Jersey law, the shareholders have no dissenter's rights or rights of appraisal and may not demand any payment for their shares if they dissent from any or all of the transactions set forth in Proposals 1, 2 and 3 of this Proxy Statement.



     One or more representatives of PricewaterhouseCoopers LLP is expected to attend the meeting and have an opportunity to make a statement and/or respond to appropriate questions from shareholders.


     Certain information contained in this Proxy Statement relating to the security holdings of directors and officers of PVI is based upon information received from the individual directors and officers.

     PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED, AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

                                          By Order of the Board of Directors

                                          Samuel A. McCleery,
                                          Vice President of Business Development
                                          and Assistant Secretary

Lawrenceville, New Jersey
               2001

                          PRINCETON VIDEO IMAGE, INC.
                         APPENDICES TO PROXY STATEMENT


APPENDIX                           DESCRIPTION
--------                           -----------
  A        Reorganization Agreement, dated as of December 28, 2000,
           among Presencia en Medios, S.A., Eduardo Sitt, David Sitt
           and Roberto Sonabend, Presence in Media LLC, Virtual
           Advertisement LLC, PVI LA, LLC, Princeton Video Image, Inc.,
           and Princeton Video Image Latin America, LLC.

  B        Agreement and Plan of Merger between Princeton Video Image,
           Inc., a New Jersey Corporation, and its wholly-owned subsidiary, Princeton Video Image, Inc., a Delaware corporation.

  C        Amendment Agreement, dated as of February 4, 2001, between
           Presencia en Medios, S.A., Eduardo Sitt, David Sitt and
           Roberto Sonabend, Presence in Media LLC, Virtual
           Advertisement LLC, PVI LA, LLC, Princeton Video Image, Inc., and Princeton Video Image Latin America, LLC.

  D        Stock and Warrant Purchase Agreement, dated as of February
           4, 2001, by and between Princeton Video Image, Inc. and PVI
           Holding, LLC.

  E        Information Regarding Princeton Video Image, Inc.

  F        Financial Statements of Publicidad Virtual, S.A. de C.V.

  G Fairness Opinion of Allen & Company Incorporated, dated as of December 20, 2000, regarding the Reorganization
           Agreement.

  H Fairness Opinion of First Union Securities, Incorporated, dated as of February 5, 2001, regarding the Stock and Warrant Purchase Agreement.

  I Certificate of Incorporation of Princeton Video Image, Inc., a Delaware corporation.

  J By-laws of Princeton Video Image, Inc., a Delaware corporation.

                                                                      APPENDIX A

                            REORGANIZATION AGREEMENT

     THIS REORGANIZATION AGREEMENT (this "Agreement") is dated as of December 28, 2000 and is made by and among Presencia en Medios, S.A., a Mexican corporation, (the "Seller"), Eduardo Sitt, David Sitt and Roberto Sonabend (each a "Designated Party" and collectively, the "Designated Parties"), Presence in Media LLC, a Delaware limited liability company ("LLC-1"), Virtual Advertisement LLC, a Delaware limited liability company ("LLC-2"), PVI LA, LLC, a Delaware limited liability company ("LLC-3"), Princeton Video Image, Inc., a New Jersey corporation, (the "Purchaser") and Princeton Video Image Latin America, LLC, a New Jersey limited liability company ("Newco").

                             PRELIMINARY STATEMENTS

     A. The Seller is the owner of all of the outstanding membership interests of LLC-1.

     B. LLC-1 is the owner of all of the outstanding membership interests of LLC-2.

     C. LLC-2 is the owner of all of the outstanding membership interests of LLC-3.

     D. LLC-3 is the owner of 95,000 shares of capital stock of Publicidad Virtual, S.A. de C.V. (the "LLC-3 Shares").

     E. The Seller is the owner of 5,000 shares of capital stock of the Publicidad Virtual, S.A. de C.V. (the "Seller Shares").

     F. The Purchaser is the owner of all of the outstanding membership interests of Newco.

     G. The Purchaser wishes to acquire from the Seller, and the Seller wishes to sell to the Purchaser, the Seller Shares.

     H. Newco and LLC-2 wish to enter into a merger pursuant to which LLC-2 will be merged with and into Newco and Newco will be the surviving entity.

     In consideration of the premises and the mutual promises hereinafter set forth, the parties hereby agree as follows:

          1. Definitions. All capitalized terms used in this Agreement shall have the meanings assigned to them elsewhere in this Agreement or as specified below:

             "Action" shall have the meaning set forth in Section 3.10 hereof.

             "Affiliate" shall mean, with respect to the Purchaser or the Seller Group or any member thereof, a Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Purchaser or the Seller Group or any member thereof, as the case may be.

             "Agreement" shall have the meaning set forth in the opening paragraph hereof.

             "Articles of Incorporation" shall mean the Corporation's certificate of incorporation in the form attached hereto as Schedule 1(a).

             "Balance Sheet Date" shall have the meaning set forth in Section 3.4(a) hereof.

             "Business Day" shall mean any day other than a Saturday, Sunday or day upon which banking institutions are authorized or required by law to be closed in the State of New Jersey or in the Republic of Mexico.

             "Bylaws" shall mean the Corporation's bylaws in the form attached hereto as Schedule 1(b).

             "Call Notice" shall have the meaning set forth in Section 9.3 hereof.

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             "Closing" shall mean the closing of the sale to, and purchase by, the Purchaser of the Seller Shares and the consummation of the Merger.

             "Closing Date" shall mean the date of the Closing as provided in
        Section 2.4 hereof.

             "Code" shall mean the Internal Revenue Code of 1986, as amended.

             "Commission" shall mean the United States Securities and Exchange Commission.

             "Corporation" shall mean Publicidad Virtual, S.A. de C.V.

             "Corporation Financial Statements" shall have the meaning set forth in Section 3.4(a) hereof.

             "Corporation Licenses and Permits" shall have the meaning set forth in Section 3.13 hereof.

             "Damages" shall have the meaning set forth in Section 9.1 hereof.

             "Dasi" shall have the meaning set forth in Section 5.13 hereof.

             "Dasi Agreement" shall have the meaning set forth in Section 5.13 hereof.

             "Designated Parties" shall have the meaning set forth in the opening paragraph hereof.

             "Designated Party" shall have the meaning set forth in the opening paragraph hereof.

             "Effective Time" shall have the meaning set forth in Section 2.3 hereof.

             "employee" and "consultant," when used with respect to employees or consultants of any entity shall include any employee or consultant made available to such entity pursuant to a contract between such entity and a third party.

             "Encumbrances" shall mean any liens, charges, claims, security interests, restrictions, options, proxies, voting trusts or other encumbrances.

             "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

             "Escrow Merger Shares" shall have the meaning set forth in Section
        2.5 hereof.

             "Escrow Sale Shares" shall have the meaning set forth in Section
        2.5 hereof.

             "Escrow Shares" shall have the meaning set forth in Section 2.5 hereof.

             "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

             "Exercise Notice" shall have the meaning set forth in Section 7.2 hereof.

             "Fair Market Value" shall mean, for any day, the average of the closing sales prices of the PVI Common Stock (or the closing bid, if no sales were reported) as quoted on the Nasdaq National Market, or if the PVI Common Stock is not then quoted on the Nasdaq National Market, on any established stock exchange, quotation system or bulletin board on which the PVI Common Stock is listed or traded for the ten (10) trading days immediately preceding such day.

             "Intellectual Property Rights" shall mean all intellectual property rights, including, without limitation, Proprietary Information, patents, patent applications, patent rights, trademarks, trademark applications, trade names, service marks, service mark applications, copyrights, copyright applications, know-how, franchises, licenses, trade secrets, proprietary processes and formulae.

             "LLC-1" shall have the meaning set forth in the opening paragraph hereof.

             "LLC-2" shall have the meaning set forth in the opening paragraph hereof.

             "LLC-3" shall have the meaning set forth in the opening paragraph hereof.

             "LLC-3 Shares" shall have the meaning set forth in Preliminary Statement C.
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

             "LLCs" shall mean LLC-1, LLC-2 and LLC-3, collectively.

             "Material Adverse Effect" shall mean, when used in connection with the Corporation, the LLCs or the Purchaser, any change or effect that, individually or in the aggregate with all other such changes or effects, would have a material adverse effect on the business, assets, results or operations, or financial condition of such party and its Subsidiaries taken as a whole or materially impair the ability of such party to perform its obligations under this Agreement.

             "Merger" shall have the meaning set forth in Section 2.3 hereof.

             "Merger PVI Warrants" shall have the meaning set forth in Section
        2.3 hereof.

             "Merger Shares" shall have the meaning set forth in Section 2.3 hereof.

             "Mexican GAAP" shall mean generally accepted accounting principles in Mexico, consistently applied throughout the specified period and in the immediately prior comparable period.

             "New Securities" shall mean (a) any capital stock of the Purchaser whether or not currently authorized, (b) all rights, options, or warrants to purchase capital stock of the Purchaser, and (c) all securities of any type whatsoever that are, or may become, convertible into or exchangeable for capital stock of the Purchaser; provided, however, that the term "New Securities" shall not include (i) shares of PVI Common Stock designated by vote of the PVI Board, or options to purchase such shares, that are issued or granted to employees or consultants of the Purchaser; (ii) securities issued as a result of any stock split, stock dividend, or reclassification of PVI Common Stock, distributable on a pro rata basis to all holders of PVI Common Stock;
        (iii) securities issued as a result of a merger, consolidation or reorganization approved by the PVI Board; and (iv) securities issued in connection with a transaction which the PVI Board in good faith reasonably determines to be a strategic alliance, joint venture, partnership or other business arrangement, or in connection with the licensing or acquisition by the Purchaser of technology or intellectual property in a transaction which is approved by the PVI Board.

             "Newco" shall have the meaning set forth in the opening paragraph hereof.

             "Officers' Certificate" shall mean a certificate for or on behalf of an entity signed by the entity's president and its chief financial officer, provided that if the entity does not have a chief financial officer on the date of the Officers' Certificate, the entity's treasurer or other officer performing the duties customarily performed by a chief financial officer shall sign along with the entity's president, stating that (a) the officers signing such certificate have made or have caused to be made such investigations as are necessary in order to permit them to verify the accuracy of the information set forth in such certificate and (b) to the best of such officers' knowledge, such certificate does not misstate any material fact and does not omit to state any fact necessary to make the certificate not misleading.

             "Permitted Encumbrances" shall mean (a) Encumbrances set forth on the schedules hereto, (b) liens for taxes not yet due and payable and
        (c) Encumbrances which are not individually or in the aggregate material.

             "Permitted Transferee" shall mean (i) the Seller and its Affiliates, (ii) any direct or indirect equity holder of any Person referred to in clause (i) and any Affiliate of one or more of such equity holders, and (iii) in the case of any of the foregoing Persons in clause (ii) who is an individual, Permitted Transferee shall include such individual's immediate family, trusts solely or primarily for the benefit of such person or such person's immediate family members, and corporations, partnerships, limited liability companies or other entities in which such individual or such individual's family members and/or trusts are the majority equity holders as the case may be. For this purpose, "immediate family" of a person means the person's spouse, parents, children, adopted children, stepchildren and grandchildren.

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

             "Person" shall mean and include an individual, a corporation, a partnership, a trust, an unincorporated organization, a limited liability company, a joint stock corporation, a joint venture, a government or any department, agency or political subdivision thereof and any other entity.

             "Proprietary Information" shall mean all customer lists, source and object codes, algorithms, architecture, structure, display screens, layouts, processes, inventions, trade secrets, know-how, development tools and other proprietary rights owned by the Corporation, the LLCs or the Purchaser and its Subsidiaries, as the case may be, pertaining to any product or service manufactured, marketed or sold, or proposed to be manufactured, marketed or sold (as the case may be), by the Corporation or the Purchaser and its Subsidiaries, as the case may be, or used, employed or exploited in the development, license, sale, marketing or distribution or maintenance thereof, and all documentation and media constituting, describing or relating to the above, including, without limitation, manuals, memoranda, know-how, notebooks, records and disclosures.

             "Purchaser" shall have the meaning set forth in the opening paragraph hereof.

             "Purchaser Financial Statements" shall have the meaning set forth in Section 4.5 hereof.

             "Purchaser Indemnitees" shall have the meaning set forth in Section 9.1.

             "Purchaser Licenses and Permits" shall have the meaning set forth in Section 4.14 hereof.

             "PVI Board" shall mean the board of directors of the Purchaser.

             "PVI Common Stock" shall mean the Purchaser's common stock, no par value per share.

             "PVI Securities" shall mean the Sale Shares, the Sale PVI Warrants, the Merger Shares and the Merger PVI Warrants, collectively.

             "PVI Warrants" shall mean warrants to purchase PVI Common Stock having the exercise prices and terms set forth on Schedule 1.1 attached hereto and being in substantially the forms attached as Schedule 1.1-A.

             "Required Number of Directors" shall have the meaning set forth in
        Section 7.1 hereof.

             "Rules" shall have the meaning set forth in Section 20 hereof.

             "Sale Notice" shall have the meaning set forth in Section 7.2(b) hereof.

             "Sale Shares" shall have the meaning set forth in Section 2.2 hereof.

             "Sale PVI Warrants" shall have the meaning set forth in Section 2.2 hereof.

             "SEC Reports" shall have the meaning set forth in Section 4.4 hereof.

             "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

             "Seller" shall have the meaning set forth in the opening paragraph hereof.

             "Seller Group" shall mean (i) the Seller, (ii) Eduardo Sitt, David Sitt and Roberto Sonabend, (iii) LLC-1 and (iv) any Permitted Transferee that acquires PVI Common Stock or PVI Warrants and elects in a written agreement substantially in the form of Schedule 1.2 attached hereto to be bound by the provisions hereof which are applicable to the Seller Group for so long as such Person owns PVI Common Stock or PVI Warrants.

             "Seller Indemnitees" shall have the meaning set forth in Section
        9.1 hereof.

             "Seller Shares" shall have the meaning set forth in Preliminary Statement D.

             "Shareholders Meeting" shall have the meaning set forth in Section
        4.24 hereof.

             "Statute" shall have the meaning set forth in Section 4.25 hereof.

             "Subsidiary" shall mean any entity of which the majority of the ordinary voting power is at the time as of which any determination is being made owned by another entity either directly or through one or more Subsidiaries.

             "Substitute Collateral" shall mean cash, U.S. government securities or an irrevocable letter of credit in favor of the Purchaser in a form reasonably acceptable to the Purchaser and drawn upon a United States bank reasonably acceptable to the Purchaser.

             "Transaction Documents" shall mean (a) this Agreement, (b) the certificates representing the PVI Common Stock to be conveyed hereunder,
        (c) the certificates representing the PVI Warrants to be conveyed hereunder, (d) the employment agreements by and between the Corporation or another Mexican Subsidiary of the Purchaser and each of David Sitt and Roberto Sonabend dated as of the Closing Date, (e) the consultant services agreement by and between the Seller or any of its Affiliates and the Corporation or any of its Mexican Affiliates, (f) the registration rights agreement by and among the Purchaser and certain members of the Seller Group dated as of the Closing Date, (g) the stock option agreements between the Purchaser and each of David Sitt and Roberto Sonabend dated as of the Closing Date in the form attached hereto as Schedule 6.16, (h) the letter from the Corporation to the Seller in the form attached hereto as Schedule 6.17(a) and (i) all other contracts, agreements, schedules, certificates and other documents being delivered pursuant to or in connection with this Agreement or the transactions contemplated hereby.

             "U.S. GAAP" shall mean generally accepted accounting principles in the United States, consistently applied throughout the specified period and in the immediately prior comparable period.

     2. Sale and Purchase of Seller Shares; Merger.

          2.1 Agreement to Purchase and Sell. Upon the terms and subject to the conditions set forth in this Agreement and upon the representations and warranties made herein, at the Effective Time (as defined below), the Seller shall sell to the Purchaser, and the Purchaser shall purchase from the Seller, all of the Seller Shares.

          2.2 Purchase Price. In consideration for the sale of the Seller Shares, at the Effective Time the Purchaser shall issue to the Seller 133,918 shares of PVI Common Stock (the "Sale Shares") and 51,841 PVI Warrants (the "Sale PVI Warrants").

          2.3 Merger. Upon and subject to the terms of this Agreement, LLC-2 shall merge with and into Newco (the "Merger") at the Effective Time. From and after the Effective Time, the separate corporate existence of LLC-2 shall cease and Newco shall continue as the surviving limited liability company in the Merger. As of the Effective Time, without any action on the part of the holder of the outstanding membership interests of LLC-2, the outstanding membership interests of LLC-2 shall be converted into and become 2,544,435 shares of PVI Common Stock (the "Merger Shares") and 984,984 PVI Warrants (the "Merger PVI Warrants") and such membership interests shall thereafter no longer be outstanding and shall automatically be canceled and retired and shall cease to exist and the holder thereof shall cease to have any rights with respect thereto. The "Effective Time" shall be the time at which LLC-2 and Newco file the certificates of merger prepared and executed in accordance with the relevant provisions of the New Jersey Limited Liability Company Act and the Delaware Limited Liability Company Act with the Secretaries of State of the States of New Jersey and Delaware. The Merger shall have the effects specified in this Agreement and in the New Jersey Limited Liability Company Act and the Delaware Limited Liability Company Act.

          2.4 Closing. Subject to the satisfaction of the conditions set forth in Section 5 and 6 hereof, the Closing shall occur at the offices of Smith, Stratton, Wise, Heher & Brennan, 600 College Road East, Princeton, New Jersey 08540, on or before June 1, 2001 or such other date as the parties shall mutually agree (the "Closing Date").

          2.5 Closing Actions. At the Closing at the Effective Time, (i) the Seller shall deliver to the Purchaser certificates representing the Seller Shares, duly endorsed for transfer to the Purchaser, (ii) the

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

     Purchaser shall deliver to the Seller certificates representing eighty percent (80%) of the Sale Shares and all of the Sale PVI Warrants, (iii) the Purchaser shall deliver to LLC-1 certificates representing eighty percent (80%) of the Merger Shares and all of the Merger PVI Warrants, and
     (iv) the parties shall make the other deliveries provided in Sections 5 and 6 hereof, as applicable. The remaining twenty percent (20%) of the Sale Shares and the Merger Shares (such remaining amount, the "Escrow Sale Shares" and the "Escrow Merger Shares," respectively, and, collectively, the "Escrow Shares") shall be held by the Purchaser in accordance with the terms of Section 2.6 of this Agreement.

          2.6 Setoff; Delivery of the Escrow Shares. (a) Subject to payment to the Purchaser of claims under the indemnity provisions or Section 8.7 of this Agreement and subject further to Section 9.4 hereof and except as provided in this Section 2.6, the Purchaser shall hold the Escrow Shares for the exclusive benefit of the Purchaser until released as provided in this Section 2.6 (provided that the Escrow Shares shall remain in escrow for such additional time as is necessary to permit the resolution of any disputes). The parties further agree that the Purchaser shall be entitled to set off from the Escrow Shares a number of Escrow Shares having a Fair Market Value at the time of setoff equal to any amounts that any member of the Seller Group is required to pay to the Purchaser or its officers, directors, employees, agents or Subsidiaries under this Agreement, or in the case of a violation of Section 8.7 of this Agreement, all of the Escrow Shares, provided that (i) any Escrow Shares that the Purchaser seeks to set off shall remain in escrow until the resolution of any disputes relating to the amount at issue, and (ii) prior to setting off any Escrow Shares under this Section 2.6, the Purchaser shall send to the Seller a written notice setting forth with reasonable specificity the nature of the claim, the amount claimed and any additional information reasonably necessary to allow the Seller to evaluate the validity of the claim under the terms of this Agreement. Following receipt of such written notice, the Seller shall have thirty (30) calendar days to evaluate and, at its own expense and at no cost or unreasonable burden to the Purchaser or its officers, directors, employees, agents or Subsidiaries, investigate the merits of the claim. If the Seller fails to deliver a written notice to the Purchaser challenging such claim within such 30-day period, and if the Seller does not pay such claim in cash, the parties agree that the Purchaser shall be entitled to deduct from the Escrow Shares a number of Escrow Shares with a Fair Market Value equal to the entire unpaid amount of such claim, or in the case of a violation of Section 8.7 of this Agreement, all of Escrow Shares, such shares shall no longer be part of the Escrow Shares and the Seller and LLC-1 shall have no further right, title or interest in or to such shares. In the event that the Seller delivers to the Purchaser a written notice within such 30-day period challenging the validity or amount of such claim, the parties agree to make a good faith effort to resolve the dispute through negotiation within ten (10) days of the date on which such written notice is delivered to the Purchaser. In the event that no resolution is reached within such 10-day period (or such longer period as the parties agree to in writing), either party may refer such dispute to arbitration in accordance with Section 20 of this Agreement. On the second anniversary of the Closing Date, one-half of the Escrow Sale Shares and one-half of the Escrow Merger Shares shall be delivered to the Seller and LLC-1, respectively, and on the fourth anniversary of the Closing Date, the balance of the Escrow Sale Shares and the Escrow Merger Shares shall be delivered to the Seller and LLC-1, respectively; provided, however, that the Purchaser shall at all times retain a number of Escrow Shares with a Fair Market Value equal to one hundred ten percent (110%) of any amount that is in dispute (or all of the Escrow Shares if the Fair Market Value of the Escrow Shares is less than one hundred ten percent (110%) of such amount); provided further, that as soon as reasonably possible following the resolution of any dispute, the Purchaser shall deliver the Escrow Sale Shares and the Escrow Merger Shares which were withheld in connection with such dispute but not set-off by the Purchaser to the Seller and LLC-1, respectively. Notwithstanding anything to the contrary contained in this
     Section 2.6(a), the Seller may, at its opt ion, pay in cash any amounts due to the Purchaser hereunder with respect to which the Purchaser would otherwise be entitled to retain Escrow Shares.

          (b) The Purchaser shall release to the Seller or LLC-1 any Escrow Shares as to which the Seller or LLC-1 has delivered to the Purchaser Substitute Collateral in an amount equal to $4.00 per Escrow Share. The Purchaser shall hold and apply the Substitute Collateral in accordance with the terms of Section 2.6(a) hereof as if the Substitute Collateral were the Escrow Shares. Whenever the Purchaser is entitled to set-off the Escrow Shares or release the Escrow Shares pursuant to Section 2.6(a), it shall set-off or release either the Escrow Shares or the Substitute Collateral as directed by the Seller.

          (c) The Seller and LLC-1 shall be entitled to vote the Escrow Sale Shares and the Escrow Merger Shares, respectively. Stock dividends paid with respect to the Escrow Shares, if any, shall be treated as Escrow Shares and shall be set-off or released when the Escrow Shares to which such dividends relate are set-off or released. Cash dividends paid with respect to the Escrow Shares, if any, shall be invested, at the option of the Seller, in a money market fund or U.S. government securities and together with interest earned thereon shall be held by the Purchaser and set-off or released when the Escrow Shares to which the dividend relates are set-off or released.

     3. Representations and Warranties of the Seller and the LLCs. Each of the Seller, LLC-1, LLC-2 and LLC-3 hereby represents and warrants to the Purchaser and Newco as follows:

          3.1 Organization. (a) The Corporation (a) is a limited liability corporation duly organized, and validly existing under the laws of Mexico,
     (b) has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as presently conducted,
     (c) is duly qualified to do business in the jurisdictions set forth on
     Schedule 3.1(a), which constitute all of the jurisdictions in which the conduct of the Corporation's business or its ownership, leasing or operation of property requires such qualification where the absence of such qualification would have a Material Adverse Effect and (d) except as set forth on Schedule 3.1(a), has never conducted business under any name other than that set forth in this Agreement.

          (b) Each of LLC-2 and LLC-3 (a) is a limited liability corporation duly organized, validly existing and in good standing under the laws of Delaware, (b) has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as presently conducted, (c) is duly qualified to do business and is in good standing in the jurisdictions set forth on Schedule 3.1(b), which constitute all of the jurisdictions in which the conduct of its business or its ownership, leasing or operation of property requires such qualification where the absence of such qualification would have a Material Adverse Effect and (d) except as set forth on Schedule 3.1(b), has never conducted business under any name other than that set forth in this Agreement.

          3.2 Equity Investments. Other than as set forth on Schedule 3.2, neither the Corporation nor LLC-2 nor LLC-3 has ever had, nor does it presently have, any Subsidiaries, nor has it owned, nor does it presently own, any capital stock or other proprietary interest, directly or indirectly, in any corporation, association, trust, partnership, joint venture or other Person (except, in the case of LLC-2, the membership interests in LLC-3 and in the case of LLC-3, the LLC-3 Shares).

          3.3 Capitalization.

          (a) The Corporation is authorized to issue 100,000 shares of capital stock. LLC-2 is authorized to issue one (1) membership interest. LLC-3 is authorized to issue one (1) membership interest.

          (b) Schedule 3.3(b) attached hereto sets forth a description of (i) the capital stock or other equity interests of the Corporation, LLC-2 and LLC-3, including the names of the holders of each class of capital stock of the Corporation and equity interests of LLC-2 and LLC-3 and the number of shares of such class or other equity interests which are outstanding, and
     (ii) all outstanding warrants, options, agreements, convertible securities or other commitments pursuant to which the Corporation or LLC-2 or LLC-3 is or may become obligated to issue any shares of its capital stock or other securities of the Corporation or LLC-2 or LLC-3, respectively. All of the issued and outstanding shares of the Corporation's capital stock and equity interests of LLC-2 and LLC-3 have been duly authorized and are validly issued, fully paid and non-assessable. Except as set forth on Schedule 3.3(b) attached hereto, (x) there are no preemptive or similar rights to purchase or otherwise acquire shares of capital stock of the Corporation or equity interests of LLC-2 or LLC-3 pursuant to any provision of law, the Articles of Incorporation or Bylaws or other organizational documents, any agreement to which the Corporation or LLC-2 or LLC-3 is a party, or otherwise, except as contemplated by this Agreement, and (y) there is no agreement, restriction or encumbrance (such as a right of first refusal, right of first offer, proxy, voting agreement, etc.) with respect to the sale, voting or transfer of any shares of capital stock of the Corporation or equity interests of LLC-2 or LLC-3 (whether outstanding or issuable upon conversion or exercise of outstanding securities) except as contemplated by this Agreement. True and correct copies of all such agreements, restrictions and encumbrances have been delivered to the Purchaser. Except as set forth in Schedule 3.3(b), as of the Closing, neither the Corporation nor LLC-2 nor LLC-3 will be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or other equity interests.

          3.4 Financial Information.

          (a) The Corporation has previously delivered to the Purchaser an unaudited balance sheet and related financial statements as of September 30, 2000 (the "Balance Sheet Date") for the Corporation (collectively, the "Corporation Financial Statements").

          (b) The Corporation Financial Statements (together with any notes thereto) (i) are true, correct and complete in all material respects, (ii) are in accordance with the books and records of the Corporation, (iii) fairly present in all material respects the financial condition of the Corporation as of the date indicated and the results of operations and cash flows of the Corporation for the period indicated and (iv) have been prepared in accordance with Mexican GAAP.

          (c) The Corporation has provided to the Purchaser's accountants all information which they have requested in order to present the Corporation Financial Statements in accordance with U.S. GAAP. All of such information is true, accurate and complete in all material respects.

          3.5 Absence of Undisclosed Liabilities. (a) The Corporation has no obligations or liabilities of any nature (matured or unmatured, fixed or contingent) which were not provided for or disclosed in the Corporation Financial Statements, except (i) those incurred in the ordinary course of business which do not exceed $100,000, (ii) those reflected in Schedule 3.5 attached hereto and (iii) those under contracts, commitments or agreements of the type required to be disclosed by the Seller or the LLCs on any schedule hereto and so disclosed or which because of the dollar amount or the other qualifications in this Agreement are not required to be listed on any schedule hereto.

          (b) Neither LLC-2 nor LLC-3 has any obligations or liabilities of any nature (matured or unmatured, fixed or contingent).

          3.6 Absence of Changes. Except as set forth on Schedule 3.6 attached hereto, since the Balance Sheet Date there has not been, and neither the Corporation nor LLC-2 nor LLC-3 has agreed to cause:

          (a) any material adverse change in the financial condition, results of operations, assets, liabilities, or business of the Corporation or LLC-2 or LLC-3;

          (b) any borrowing or agreement to borrow any funds;

          (c) any asset or property of the Corporation or LLC-2 or LLC-3 made subject to an Encumbrance, other than Permitted Encumbrances;

          (d) any waiver of any material right of the Corporation or LLC-2 or LLC-3 or the cancellation of any material debt or claim held by the Corporation or LLC-2 or LLC-3;

          (e) any declaration or payment of dividends on, or other distributions with respect to, or any direct or indirect redemption or acquisition of, or any sale or issuance of, any shares of the capital stock of the Corporation or equity interests of LLC-2 or LLC-3, or any agreement of commitment therefore;

          (f) any mortgage, pledge, sale, assignment or transfer of any tangible or intangible assets of the Corporation or LLC-2 or LLC-3, except (i) in the ordinary course of business consistent with past practices, (ii) those reflected in the schedules attached hereto and (iii) those which because of the dollar amount or other qualifications in this Agreement are not required to be listed on any schedule hereto;

          (g) any loan or advance or guarantee of indebtedness by the Corporation or LLC-2 or LLC-3 to any Person or any agreement or commitment therefor;

          (h) any damage, destruction or loss (whether or not covered by insurance) other than ordinary wear and tear materially adversely affecting the assets, property or business of the Corporation or LLC-2 or LLC-3;

          (i) any increase, direct or indirect, in the compensation paid or payable to officers, directors, employees or consultants of the Corporation or LLC-2 or LLC-3 or the Designated Parties;

          (j) any change in the accounting or tax reporting methods or practices followed by the Corporation or LLC-2 or LLC-3; or

          (k) any change in any contract or agreement by which the Corporation or LLC-2 or LLC-3 or their assets are bound which would have a Material Adverse Effect.

          3.7 Tax Matters. Except as set forth on Schedule 3.7 attached hereto, all federal, state and local tax returns and tax reports required to be filed by the Corporation and LLC-2 and LLC-3 have been filed with the appropriate governmental agencies in all jurisdictions in which such returns and reports are required to be filed and all of the foregoing are true, correct and complete in all material respects. All income, profits, franchise, sales, use, occupation, property, excise, payroll, withholding and other taxes (including interest and penalties) shown as due on such returns and reports or required to have been paid or accrued by the Corporation or LLC-2 or LLC-3 have been fully paid or are adequately provided for in the Corporation Financial Statements. No claims or deficiencies have been raised in writing by any taxing authority in connection with any of the returns and reports referred to above, and no waivers of statutes of limitations have been given or requested with respect to the Corporation or LLC-2 or LLC-3 which are in effect. Neither the Corporation nor LLC-2 nor LLC-3 has made any tax elections (other than elections which relate solely to matters of accounting, depreciation or amortization) which would have a Material Adverse Effect on the Corporation or LLC-2 or LLC-3, their financial condition, their business as presently conducted or presently proposed to be conducted or any of their properties or assets.

          3.8 Assets. (a) Except as set forth on Schedule 3.8 attached hereto and except for Permitted Encumbrances, the Corporation has good and marketable title to all of the property and assets, real, personal or fixed, tangible or intangible, reflected as assets in the Corporation Financial Statements or not so reflected because not required to be reflected, but which are used or useful in the business of the Corporation, or acquired by the Corporation since the Balance Sheet Date (other than assets disposed of in the ordinary course of business since that date and other assets leased or licensed by or to the Corporation), subject to no mortgages, liens, security interests, pledges, charges or other encumbrances of any kind other than Permitted Encumbrances. The Corporation is not obligated under any contract or agreement not included on any schedule hereto which materially adversely affects the Corporation's business, properties, assets, prospects or condition (financial or otherwise). The Corporation's leased premises, equipment and other tangible assets are in good operating condition in all material respects subject to ordinary wear and tear and are fit for use in the ordinary course of business.

          (b) LLC-2 has no assets except for the membership interests in LLC-3 and LLC-3 has not assets except for the LLC-3 Shares.

          3.9 Intellectual Property Rights. Except as set forth on Schedule 3.9 attached hereto:

          (a) there are no Intellectual Property Rights necessary or required to enable the Corporation to carry on its business as now conducted and as presently proposed to be conducted. A complete list of the Corporation's material Intellectual Property Rights is set forth on Schedule 3.9. Except as set forth on Schedule 3.9, no third party has any ownership right, title, interest, claim in or lien on any of the Corporation's material Intellectual Property Rights, and

          (b) to the knowledge of the Seller and each of the LLCs, neither the Corporation nor LLC-2 nor LLC-3 has violated or infringed, or is currently violating or infringing, and neither the Corporation nor any of the LLCs nor the Seller has received any communications alleging that the Corporation or LLC-2 or LLC-3 (or any of their employees or consultants) has violated or infringed or, by conducting its business as presently proposed to be conducted, would violate or infringe, the Intellectual Property Rights of any other Person.

          3.10 Litigation. Except as set forth on Schedule 3.10 attached hereto, there is no action, suit, proceeding, claim, arbitration or investigation ("Action") pending (or, to the knowledge of the Seller and each of the LLCs, currently threatened) against the Corporation, LLC-2 or LLC-3, their activities, properties or assets or, to the knowledge of the Seller and each of the LLCs, against any Designated Party in connection with such Designated Party's relationship with, or actions taken on behalf of, the Corporation or LLC-2 or LLC-3. To the knowledge of the Seller and each of the LLCs, there is no factual or legal basis for any such Action. Neither the Corporation nor LLC-2 nor LLC-3 is a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality and there is no Action by the Corporation or LLC-2 or LLC-3 currently pending or which the Corporation or LLC-2 or LLC-3 intends to initiate.

          3.11 No Defaults. Except as set forth on Schedule 3.11 attached hereto, neither the Corporation nor LLC-2 nor LLC-3 is in default (a) under its Articles of Incorporation or Bylaws or other organizational documents, or under any note, indenture, mortgage, or any other material contract, agreement or instrument to which the Corporation or LLC-2 or LLC-3, as the case may be, is a party or by which it or any of its property is bound or affected or (b) with respect to any order, writ, injunction, judgment or decree of any court or any federal, state, municipal or other domestic or foreign governmental department, commission, board, bureau, agency or instrumentality. There exists no condition, event or act which constitutes, or which after notice, lapse of time or both, would constitute, a default under any of the foregoing.

          3.12 Employees.

          (a) Except as set forth on Schedule 3.12 attached hereto, the Corporation is not bound by or subject to any contract, commitment or arrangement with any labor union, and no labor union has requested, sought or attempted to represent any employees, representatives or agents of the Corporation. There is no strike or other material labor dispute involving the Corporation pending nor, to the knowledge of the Seller and each of the LLCs, is there any labor organization activity involving the Corporation's employees. To the knowledge of the Seller and each of the LLCs, no Designated Party or consultant who is currently employed or engaged by the Corporation intends to terminate his or her employment or engagement with the Corporation, nor does the Corporation have any present intention to terminate the employment or engagement of any Designated Party or consultant.

          (b) No Designated Party, or to knowledge of the Seller and each of the LLCs, officer, director, employee or consultant presently associated with the Corporation or LLC-2 or LLC-3 is obligated under any agreement (including licenses, covenants or commitments of any nature) or subject to any judgment, decree or order of any court or administrative agency, or any other restriction, that would interfere with the use of his or her best efforts to carry out his or her duties for the Corporation or LLC-2 or LLC-3 or to promote the interests of the Corporation or LLC-2 or LLC-3 that would conflict with the Corporation's or LLC-2's or LLC-3's business as presently conducted or proposed. To the knowledge of the Seller and each of the LLCs, the carrying on of the Corporation's or LLC-2's or LLC-3's business by any officer, director, employee, consultant or Designated Party associated with the Corporation or LLC-2 or LLC-3 and the conduct of the Corporation's and LLC-2's and LLC-3's business as presently conducted or proposed, will not conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any Designated Party, or to the knowledge of the Seller and each of the LLCs, any such officer, director, employee or consultant is now obligated.

          (c) Neither LLC-2 nor LLC-3 has any employees or consultants.

          3.13 Compliance. Except as set forth on Schedule 3.13 attached hereto, the Corporation, LLC-2 and LLC-3 (a) have complied in all material respects with all laws, ordinances, regulations and orders applicable to their business or the ownership of their assets and have received no notice of non-compliance therewith and (b) have obtained all governmental licenses and permits necessary or required to enable the to carry on their business as now conducted and as presently proposed to be conducted (the "Corporation Licenses and Permits"), except where the failure to have done so would not have had a Material Adverse Effect. Such licenses and permits are in full force and effect, no violations have been recorded in respect of any such licenses or permits, and no proceeding is pending or, to the knowledge of the Seller and each of the LLCs, threatened, to revoke or limit any thereof.

          3.14 Insurance. Schedule 3.14 attached hereto contains a description of each insurance policy maintained by the Corporation, LLC-2 and LLC-3 with respect to its properties, assets and business, and each such policy is valid and enforceable and duly in force and all premiums with respect thereto are paid to date.

          3.15 Authorization of Transaction Documents. The Seller and each of the LLCs has full legal power and authority to enter into and perform the Transaction Documents to which it is a party. This Agreement has been duly and validly executed and delivered by the Seller and each of the LLCs and constitutes the valid and binding obligation of the Seller and each of the LLCs, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors' rights generally and to general principles of equity. The Transaction Documents to which the Seller or any of the LLCs is a party (other than this Agreement), upon due and valid execution and delivery by the Seller or the applicable LLC, will constitute the valid and binding obligations of the Seller or the applicable LLC, enforceable in accordance with their terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors' rights generally and to general principles of equity. The execution and delivery of the Transaction Documents to which it is a party by the Seller or any of the LLCs and the consummation of the transactions contemplated hereby and compliance with the provisions hereof by the Seller or any of the LLCs will not (a) violate any provision of law, statute, rule or regulation, or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body applicable to the Seller or any of the LLCs or (b) except as set forth in Schedule 3.15 attached hereto, conflict with or result in any breach of any of the terms, conditions or provisions of, or require the consent of a third party under, or constitute (with due notice or lapse of time, or both) a default (or give rise to any right of termination, cancellation or acceleration) under,
     (i) the Articles of Incorporation or Bylaws or the organizational documents of the Seller, any of the LLCs or the Corporation or (ii) the Corporation Licenses and Permits or any agreement listed on Schedule 3.19.

          3.16 Ownership and Transfer of Seller and Merger Shares. The Seller owns the Seller Shares, and LLC-3 owns the LLC-3 Shares, beneficially and of record, free and clear of all Encumbrances. Delivery of certificates representing the Seller Shares at Closing will transfer to the Purchaser good and valid title to all of the Seller Shares free of all Encumbrances other than encumbrances created by the Purchaser.

          3.17 Ownership of Membership Interests. LLC-1 owns all of the outstanding equity interests in LLC-2, beneficially and of record, free and clear of all Encumbrances. LLC-2 owns all of the outstanding equity interests in LLC-3, beneficially and of record, free and clear of all Encumbrances. Consummation of the Merger will transfer to Newco all of the outstanding equity interests in LLC-3.

          3.18 No Consents or Approval Required.  Except as set forth on
     Schedule 3.18 attached hereto, no consent, approval or authorization of, or declaration to, or filing with, any Person (governmental or private) is required for the valid authorization, execution, delivery and performance by the Seller or any of the LLCs of the Transaction Documents or for the valid sale and delivery of the Seller Shares or consummation of the Merger or the other transactions contemplated hereby.

          3.19 Agreements. (a) Schedule 3.19 attached hereto is a list of all material contracts, commitments and agreements, written or oral, and all contracts, commitments and agreements, written or oral which cannot be terminated by the Corporation on less than one-year's notice, to which the Corporation is a party. True and correct copies of all such contracts, commitments and agreements have been made available for review by the Purchaser. Except as listed on Schedule 3.19 or as otherwise contemplated hereby, the Corporation is not a party to any written or oral (i) contract or contracts for the future purchase of fixed assets or for the future purchase of materials, supplies or equipment in excess of $75,000 individually or $300,000 in the aggregate, (ii) contract or contracts for the employment of any officer, individual employee or other Person on a full-time basis or any contract with any Person on a consulting basis (including without limitation contracts with a third party pursuant to which employees or consultants are made available to the Corporation) in excess of $75,000 per year or $300,000 per year in the aggregate, (iii) bonus, pension, profit-sharing, retirement, stock purchase, stock option, hospitalization, medical insurance or similar plan, contract or understanding in effect with respect to employees or any of them or the employees of others, (iv) agreement or indenture relating to the borrowing of money or to the mortgaging, pledging or otherwise placing of a lien on any assets of the Corporation, (v) loan or guaranty of any obligation for borrowed money or otherwise, (vi) lease or leases or agreement or agreements under which the Corporation is lessee of or holds or operates any property, real or personal, owned by any other party requiring payments of more than $75,000 per year individually or $300,000 per year in the aggregate, (vii) lease or agreement under which the Corporation is lessor of or permits any third party to hold or operate any property, real or personal, owned or controlled by the Corporation requiring payment in excess of $75,000 per year individually or $300,000 per year in the aggregate, (viii) agreement or agreements or other commitment for capital expenditures in excess of $75,000 per year individually or $300,000 in the aggregate, (ix) contract, agreement or commitment under which the Corporation is obligated to pay any broker's fees, finder's fees or any such similar fees, to any third party, (x) contract, agreement or commitment under which the Corporation has issued, or may become obligated to issue, any shares of capital stock of the Corporation or any warrants, options, convertible securities or other commitments pursuant to which the Corporation is or may become obligated to issue any shares of its capital stock, (xi) any other material contract, agreement, arrangement or understanding, (xii) contract or agreement prohibiting it from freely engaging in any business or competing anywhere in the world or (xiii) power of attorney or comparable delegation of authority. The Corporation is not in breach of any such written agreement and, to the knowledge of the Seller and each of the LLCs, no party to any such written agreement has provided the Corporation with notice that such party intends to terminate or fail to renew such agreement.

          (b) Except as otherwise contemplated hereby, neither LLC-2 nor LLC-3 is a party to any contract, commitment or agreement, written or oral.

          3.20 Disclosure. No written document, certificate, instrument or statement furnished or made to the Purchaser by or on behalf of the Seller or any of the LLCs under this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading. Other than general business and economic conditions, there is no fact known to the Seller or any of the LLCs which may materially adversely affect the business, properties, or financial condition of the Corporation or LLC-2 or LLC-3 which has not been set forth in this Agreement or in the other documents, certificates, instruments or statements furnished to the Purchaser by or on behalf of the Seller or any of the LLCs.

          3.21 Conflicts of Interest. Except for ownership of equity interests in publicly traded companies and except as set forth on Schedule 3.21, no Designated Party and, to the knowledge of the Seller and LLC-2 and LLC-3, no officer, director or beneficial owner of more than 5% of the capital stock of the Seller or LLC-2 or LLC-3 has any direct or indirect interest
     (a) in any entity which does business with the Corporation or LLC-2 or LLC-3, (b) in any property, asset or right which is used by the Corporation or LLC-2 or LLC-3 in the conduct of its business, or (c) in any contractual relationship with the Corporation or LLC-2 or LLC-3 other than as an employee, director, shareholder, member or other equity holder.

          3.22 Absence of Restrictive Agreements. To the knowledge of the Seller and each of the LLCs, no employee of the Corporation is subject to any secrecy or non-competition agreement or any agreement or restriction of any kind that would impede in any way the ability of such employee to carry out fully all activities of such employee in furtherance of the business of the Corporation. To the knowledge of the Seller and each of the LLCs, no employer or former employer of any employee of the Corporation has any claim of any kind whatsoever in respect of any of the intellectual property rights of the Corporation.

          3.23 Accredited Investor. Each of the Seller and LLC-1 is an accredited investor within the meaning of Rule 501(a) promulgated under the Securities Act. The PVI Securities are being purchased or otherwise acquired for its own account and not with the view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act. It understands that the PVI Securities have not been registered under the Securities Act or any applicable state laws by reason of their issuance or contemplated issuance in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act and such laws, and that the reliance of the Purchaser and others upon this exemption is predicated in part upon this representation and warranty. It further understands that the PVI Securities may not be transferred or resold without (a) registration under the Securities Act and any applicable state securities laws, or (b) an exemption from the requirements of the Securities Act and applicable state securities laws.

          3.24 Investment Evaluation. Each of the Seller and LLC-1 has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment to be made hereunder. It has and has had access to all of the Purchaser's books and records and access to the Purchaser's executive officers as the Seller or LLC-1 requested.

          3.25 Legend. Each of the Seller and LLC-1 understands that the certificates for the PVI Securities will bear a legend in substantially the following form in addition to any other legends that may be required under other documents entered into in connection with this Agreement.

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR THE SECURITIES ACT OF ANY STATE AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES ACTS OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION OR IS IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

          3.26 Business Affairs. Each of the Seller and LLC-1 is aware of the Purchaser's business affairs and financial condition and has acquired sufficient information about the Purchaser to reach an informed and knowledgeable decision to acquire the PVI Securities. Each of the Seller and LLC-1 recognizes that investment in the PVI Securities involves a number of significant risks.

          3.27 Brokers or Finders Except as set forth on Schedule 3.27, no agent, broker, investment banker or other Person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement based on arrangements made by or on behalf of the Seller or any of the LLCs or any Designated Party.

          3.28 Televisa. Neither the Seller, any of the LLCs, any Designated Party nor the Corporation believes that Televisa will not continue in 2001 its business relationship with the Corporation on terms reasonably comparable to those in effect during 2000.

          3.29. Interested Stockholder. As of the date hereof, none of the Seller, the LLCs, any Designated Party or any other member of the Seller Group is an "interested stockholder" as defined in N.J.S.A. 14A:10A-3.

     4. Representations and Warranties of the Purchaser. Each of the Purchaser and Newco hereby represents and warrants to the Seller, LLC-1, LLC-2 and LLC-3 as follows:

          4.1 Organization. The Purchaser is (a) a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, (b) has all requisite corporate power and authority to own, lease and operate its properties and to carry on its businesses as presently conducted,

     (c) is duly qualified and in good standing to do business in the jurisdictions set forth on Schedule 4.1, which constitute all of the jurisdictions in which the conduct of the Purchaser's business or its ownership, leasing or operation of property requires such qualification where the absence of such qualification would have a Material Adverse Effect and (d) except as set forth on Schedule 4.1, has never conducted business under any name other than that set forth in this Agreement.

          4.2 Subsidiaries.

          (a) Schedule 4.2(a) sets forth a complete and correct list of each of the Purchaser's Subsidiaries. Except as set forth on Schedule 4.2(a), the Purchaser owns, either directly or indirectly through one or more of its Subsidiaries, all of the capital stock or other equity interests of its Subsidiaries free and clear of all Encumbrances, other than transfer restrictions imposed by applicable federal and state securities laws, statutes, rules, regulations, orders or other restrictions of any court or governmental entity applicable to the businesses conducted by the Purchaser and its Subsidiaries. All of the issued and outstanding shares of capital stock or other equity interests of each of the Purchaser's Subsidiaries held directly or indirectly by the Purchaser have been duly authorized and are validly issued, fully paid and nonassessable. No shares of capital stock or other equity interests of any of the Purchaser's Subsidiaries are entitled to preemptive rights. Except as set forth on Schedule 4.2(a) or as disclosed in the SEC Reports (as defined in Section 4.4), there are no outstanding subscription rights, options, warrants, convertible or exchangeable securities or other rights of any character whatsoever relating to issued or unissued capital stock or other equity interests of any of the Purchaser's Subsidiaries, or any commitments of any character whatsoever relating to issued or unissued capital stock or other equity interests of any of the Purchaser's Subsidiaries or pursuant to which the Purchaser or any of its Subsidiaries is or may become bound to issue or grant additional shares of its capital stock or other equity interests or related subscription rights, options, warrants, convertible or exchangeable securities or other rights, or to grant preemptive rights. Except as set forth on Schedule 4.2(a) or as disclosed in the SEC Reports, there are no voting trusts, stockholders agreements, proxies or other commitments or understandings to which any of the Purchaser's Subsidiaries is a party with respect to the voting or transfer of any capital stock or other equity interest of any of the Purchaser's Subsidiaries. True and correct copies of all such agreements, restrictions and encumbrances have been delivered to the Seller. Except as set forth on Schedule 4.2(a), neither the Purchaser nor any of its Subsidiaries has owned or presently owns, directly or indirectly, any interest in any corporation, limited liability company, partnership, business association or other Person.

          (b) Each of the Purchaser's Subsidiaries is a corporation, limited liability company, partnership, business association or other Person duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the requisite power and authority to carry on its business as it is now being conducted. Except as set forth on
     Schedule 4.2(b), each of the Purchaser's Subsidiaries is duly qualified and licensed to do business, and is in good standing (and has paid all relevant franchise or analogous taxes), in each jurisdiction where the character of its assets owned or held under lease or the nature of the business conducted by it makes such qualification necessary except where the failure of all of such Subsidiaries to so qualify or be licensed could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          4.3 Capitalization.

          (a) The Purchaser is authorized to issue 40,000,000 shares of common stock, no par value, 1,000,000 shares of preferred stock, 167,000 shares of Series A Redeemable Preferred Stock, $4.50 par value, and 93,300 shares of Series B Redeemable Preferred Stock, $5.00 par value.

          (b) Schedule 4.3(b) attached hereto sets forth a description of (i) the capital stock of the Purchaser, including, to the Purchaser's knowledge, the names of beneficial holders of 5% or more of the Purchaser's capital stock, the number of shares held by such Persons, and the number of outstanding shares of each class of capital stock, and (ii) all outstanding warrants, options, agreements, convertible securities or other commitments pursuant to which the Purchaser is or may become obligated to issue any shares of its capital stock or other securities of the Purchaser. All of the issued and outstanding shares of the Purchaser's capital stock have been duly authorized and are validly issued, fully paid and non-assessable. Except as set forth on Schedule 4.3(b) attached hereto, (x) there are no preemptive or similar rights to purchase or otherwise acquire shares of capital stock of the Purchaser pursuant to any provision of law, the Purchaser's articles of incorporation or bylaws or any agreement or instrument to which the Purchaser is a party, or otherwise, except as contemplated by this Agreement, and (y) there is no agreement, restriction or encumbrance (such as a right of first refusal, right of first offer, proxy, voting agreement, etc.) with respect to the sale, voting or transfer of any shares of capital stock of the Purchaser (whether outstanding or issuable upon conversion or exercise of outstanding securities) to which the Purchaser is a party or which the Purchaser has knowledge of except as contemplated by this Agreement. True and correct copies of all such agreements, restrictions and encumbrances have been delivered to the Seller. Except as set forth in Schedule 4.3(b), as of the Closing, neither Purchaser nor any of its Subsidiaries will be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock. Except as set forth in Schedule 4.3(b), there are no agreements or arrangements pursuant to which the Purchaser is required to register shares of PVI Common Stock or any other equity securities under the Securities Act. None of the outstanding equity securities of the Purchaser were issued in violation of the Securities Act or the blue sky laws of any jurisdiction.

          4.4 SEC Reports. The Purchaser has timely filed all proxy statements, reports and other documents required to be filed by it with the Commission under the Exchange Act from and after January 1, 1998, and the Purchaser has made available to the Seller complete and correct copies of all annual reports, quarterly reports, proxy statements and other reports filed by the Purchaser with the Commission under the Exchange Act from and after such date (collectively, the "SEC Reports"). Each SEC Report was on the date of its filing in compliance in all material respects with the requirements of its respective report form and did not on the date of filing contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were or will be made, not misleading, and as of the date hereof there is no fact or facts not disclosed in the SEC Reports that relate specifically to the Purchaser or any of its Subsidiaries which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Complete and correct copies of all material correspondence between the Purchaser or any of its Subsidiaries, on the one hand, and the SEC, on the other hand, have previously been made available to the Seller.

          4.5 Financial Statements. The consolidated financial statements (including any related schedules and/or notes) included in the SEC Reports (the "Purchaser Financial Statements") have been prepared in accordance with U.S. GAAP and fairly present in all material respects the consolidated financial condition, results of operations and changes in shareholders' equity of the Purchaser and its Subsidiaries as of the respective dates thereof and for the respective periods then ended (in each case subject, as to interim statements, to changes resulting from year-end adjustments).

          4.6 Absence of Undisclosed Liabilities. The Purchaser and its Subsidiaries have no obligations or liabilities of any nature (matured or unmatured, fixed or contingent) which were not provided for or disclosed in the Purchaser Financial Statements, except (a) those incurred in the ordinary course of business which do not exceed $100,000, (b) those reflected in Schedule 4.6. attached hereto and (iii) those under contracts, commitments or agreements of the type required to be disclosed by the Purchaser and Newco on any schedule hereto and so disclosed or which because of the dollar amount or other qualifications in this Agreement are not required to be listed on any schedule hereto. All liability reserves established by the Purchaser and its Subsidiaries are adequate in all respects. There are no loss contingencies (as such term is used in Statement of Financial Accounting Standards No. 5 issued by the Financial Accounting Standards Board in March 1975) which were not adequately provided for in the Purchaser Financial Statements.

          4.7 Absence of Changes. Except as set forth on Schedule 4.7 attached hereto, since June 30, 2000, there has not been and the Purchaser and its Subsidiaries have not agreed to cause:

          (a) any material adverse change in the financial condition, results of operations, assets, liabilities, or business of the Purchaser or its Subsidiaries;

          (b) any borrowings or agreement to borrow any funds;

          (c) any asset or property of the Purchaser or its Subsidiaries made subject to an Encumbrance, other than Permitted Encumbrances;

          (d) any waiver of any material right of the Purchaser or its Subsidiaries or the cancellation of any material debt or claim held by the Purchaser or its Subsidiaries;

          (e) any declaration or payment of dividends on, or other distributions with respect to, or any direct or indirect redemption or acquisition of, or any sale or issuance of, any shares of the capital stock of the Purchaser or its Subsidiaries, or any agreement of commitment therefore;

          (f) any mortgage, pledge, sale, assignment or transfer of any tangible or intangible assets of the Purchaser or its Subsidiaries, except (i) in the ordinary course of business consistent with past practices, (ii) those reflected in the schedules attached hereto and (iii) those which because of the dollar amount or other qualifications in this Agreement are not required to be listed on any schedule hereto;

          (g) any loan or advance or guarantee of indebtedness by the Purchaser or its Subsidiaries to any Person or any agreement or commitment therefor;

          (h) any damage, destruction or loss (whether or not covered by insurance) other than ordinary wear and tear materially adversely affecting the assets, property or business of the Purchaser or its Subsidiaries;

          (i) any increase, direct or indirect, in the compensation paid or payable to directors, executive officers or employees;

          (j) any change in the accounting or tax reporting methods or practices followed by the Purchaser or its Subsidiaries; or

          (k) any change in any contract or agreement by which the Purchaser or its Subsidiaries or their respective assets are bound which would have a Material Adverse Effect.

          4.8 Tax Matters. Except as set forth on Schedule 4.8 attached hereto, all federal, state and local tax returns and tax reports required to be filed by the Purchaser and its Subsidiaries have been filed with the appropriate governmental agencies in all jurisdictions in which such returns and reports are required to be filed and all of the foregoing are true, correct and complete in all material respects. All income, profits, franchise, sales, use, occupation, property, excise, payroll, withholding and other taxes (including interest and penalties) shown as due on such returns and reports or required to have been paid or accrued by the Purchaser and its Subsidiaries have been have been fully paid or are adequately provided for in the Purchaser Financial Statements. No claims or deficiencies have been raised in writing by any taxing authority in connection with any of the returns and reports referred to above, and no waivers of statutes of limitations have been given or requested with respect to the Purchaser and its Subsidiaries which are in effect. The Purchaser and its Subsidiaries have not made any tax elections (other than elections which relate solely to matters of accounting, depreciation or amortization) which would have a Material Adverse Effect on the Purchaser and its Subsidiaries, their respective financial conditions, their respective businesses as presently conducted or presently proposed to be conducted or any of their respective properties or assets.

          4.9 Assets. Except as set forth in the SEC Reports or on Schedule 4.9 attached hereto and except for Permitted Encumbrances, the Purchaser and its Subsidiaries have good and marketable title to all of the property and assets, real, personal or fixed, tangible or intangible, reflected as assets in the Purchaser Financial Statements or not so reflected because not required to be reflected, but which are used or useful in the businesses of the Purchaser and its Subsidiaries, or acquired by the Purchaser and its Subsidiaries since the date of the most recent balance sheet contained in the SEC Reports (other than assets disposed of in the ordinary course of business since that date), subject to no mortgages, liens, security interests, pledges, charges or other encumbrances of any kind other than Permitted Encumbrances. The Purchaser and its Subsidiaries are not obligated under any contract or agreement not included on any schedule hereto which materially adversely affects the Purchaser's and its Subsidiaries' respective businesses, properties, assets, prospects or condition (financial or otherwise). The Purchaser's and its Subsidiaries' leased premises, equipment and other tangible assets are in good operating condition in all material respects subject to ordinary wear and tear and are fit for use in the ordinary course of business.

          4.10 Intellectual Property Rights.  Except as set forth on Schedule
     4.10 attached hereto:

          (a) there are no Intellectual Property Rights necessary or required to enable the Purchaser or its Subsidiaries to carry on their respective businesses as now conducted and as presently proposed to be conducted. A complete list of the Purchaser's and its Subsidiaries' material Intellectual Property Rights is set forth on Schedule 4.10. Except as set forth on Schedule 4.10, no third party has any ownership right, title, interest, claim in or lien on any of the Purchaser's or its Subsidiaries' material Intellectual Property Rights, and

          (b) to the Purchaser's knowledge, the Purchaser and its Subsidiaries have not violated or infringed, and are not currently violating or infringing, and the Purchaser and its Subsidiaries have not received any communications alleging that the Purchaser or its Subsidiaries (or any of their respective employees or consultants) have violated or infringed or, by conducting their respective businesses as presently proposed to be conducted, would violate or infringe, the Intellectual Property Rights of any other Person.

          4.11 Litigation. Except as set forth on Schedule 4.11 attached hereto, there is no Action pending (or, to the Purchaser's knowledge, currently threatened) against the Purchaser or its Subsidiaries, their respective activities, properties or assets or, to the Purchaser's knowledge, against any director, officer or employee in connection with such director's, officer's or employee's relationship with, or actions taken on behalf of, the Purchaser or its Subsidiaries. To the Purchaser's knowledge, there is no factual or legal basis for any such Action. The Purchaser and its Subsidiaries are not parties to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality and there is no Action by the Purchaser or its Subsidiaries currently pending or which the Purchaser or its Subsidiaries intend to initiate.

          4.12 No Defaults. Except as set forth on Schedule 4.12 attached hereto, the Purchaser and its Subsidiaries are not in default (a) under their respective articles of incorporation or bylaws or other organizational documents, or under any note, indenture, mortgage, or any other material contract, agreement or instrument to which the Purchaser or its Subsidiaries are a party or by which they or any of their respective properties are bound or affected or (b) with respect to any order, writ, injunction, judgment or decree of any court or any federal, state, municipal or other domestic or foreign governmental department, commission, board, bureau, agency or instrumentality. There exists no condition, event or act which constitutes, or which after notice, lapse of time or both, would constitute, a default under any of the foregoing.

          4.13 Employees.

          (a) Except as set forth in the SEC Reports or on Schedule 4.13 attached hereto, the Purchaser and its Subsidiaries are not bound by or subject to any contract, commitment or arrangement with any labor union, and no labor union has requested, sought or attempted to represent any employees, representatives or agents of the Purchaser and its Subsidiaries. There is no strike or other material labor dispute involving the Purchaser or its Subsidiaries pending nor, to the Purchaser's knowledge, is there any labor organization activity involving the Purchaser's or its Subsidiaries' employees. To the Purchaser's knowledge, no officer, director, employee or consultant who is currently employed or engaged by the Purchaser or its Subsidiaries intends to terminate his or her employment or engagement with the Purchaser or its Subsidiaries, as the case may be, nor does the Purchaser or its Subsidiaries have any present intention to terminate the employment or engagement of any officer, director, employee or consultant.

          (b) To the Purchaser's knowledge, no officer, director, employee or consultant presently associated with the Purchaser or its Subsidiaries is obligated under any agreement (including licenses, covenants or commitments of any nature) or subject to any judgment, decree or order of any court or administrative agency, or any other restriction, that would interfere with the use of his or her best efforts to carry out his or her duties for the Purchaser or its Subsidiaries or to promote the interests of the Purchaser of its Subsidiaries or that would conflict with the Purchaser's or its Subsidiaries' businesses as presently conducted or proposed. To the Purchaser's knowledge, the carrying on of the Purchaser's and its Subsidiaries' businesses by any officer, director, employee or consultant presently associated with the Purchaser or its Subsidiaries and the conduct of the Purchaser's or its Subsidiaries' businesses as presently conducted or proposed, will not conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any such officer, director, employee or consultant is now obligated.

          4.14 Compliance. Except as set forth on Schedule 4.14 attached hereto, the Purchaser and its Subsidiaries (a) have complied in all material respects with all laws, ordinances, regulations and orders applicable to their respective businesses or the ownership of their respective assets and have received no notice of non-compliance therewith and (b) have obtained all governmental licenses and permits necessary or required to enable them to carry on their respective businesses as now conducted and as presently proposed to be conducted (the "Purchaser Licenses and Permits"), except where the failure to have done so would not have had a Material Adverse Effect. Such licenses and permits are in full force and effect, no violations have been recorded in respect of any such licenses or permits, and no proceeding is pending or, to the Purchaser's knowledge, threatened, to revoke or limit any thereof.

          4.15 Insurance. Schedule 4.15 attached hereto contains a description of each insurance policy maintained by the Purchaser and its Subsidiaries with respect to their respective properties, assets and business, and each such policy is valid and enforceable and duly in force and all premiums with respect thereto are paid to date.

          4.16 Authorization of the Transaction Documents. The Purchaser has full legal power and authority to enter into and perform the Transaction Documents. This Agreement has been duly and validly executed and delivered by the Purchaser and constitutes the valid and binding obligation of the Purchaser, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors' rights generally and to general principles of equity. The Transaction Documents (other than this Agreement), upon due and valid execution and delivery by the Purchaser, will constitute the valid and binding obligations of the Purchaser, enforceable in accordance with their terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors' rights generally and to general principles of equity. The execution and delivery of the Transaction Documents by the Purchaser and the consummation of the transactions contemplated thereby and compliance with the provisions thereof by the Purchaser will not (a) violate any provision of law, statute, rule or regulation, or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body applicable to the Purchaser or any of its Subsidiaries or (b) except as set forth on
     Schedule 4.16 hereof, conflict with or result in any breach of any of the terms, conditions or provisions of, or require the consent of a third party under, or constitute (with due notice or lapse of time, or both) a default (or give rise to any right of termination, cancellation or acceleration) under the (i) Purchaser's or its Subsidiaries' articles of incorporation or bylaws or other organizational documents or (ii) the Purchaser Licenses and Permits or any agreement listed on Schedule 4.19. The PVI Securities have been duly authorized and when issued as contemplated herein will be validly issued, fully paid and nonassessable. The shares of PVI Common Stock issuable upon the exercise of the Sale PVI Warrants and the Merger PVI Warrants are duly authorized and validly reserved, and when issued, will be validly issued, fully paid and non-assessable.

          4.17 No Consents or Approvals Required.  Except as set forth on
     Schedule 4.17 attached hereto, no consent, approval or authorization of, or declaration to, or filing with, any Person (governmental or private) is required for the valid authorization, execution, delivery and performance by the Purchaser of the Transaction Documents or for the valid sale and delivery of the PVI Securities.

          4.18 Shareholder Approval. The approval by the Purchaser's shareholders of this Agreement and the other transactions contemplated hereby consists of an affirmative vote of holders of a majority of the issued and outstanding voting stock of the Purchaser and is the only vote of holders of any class or series of the Purchaser's securities necessary to approve the Purchaser's actions taken or to be taken in connection with this Agreement and the other transactions contemplated hereby.

          4.19 Agreements. (a) Schedule 4.19 attached hereto is a list of all material contracts, commitments and agreements, written or oral, and all contracts, commitments and agreements, written or oral which cannot be terminated by the Purchaser or its Subsidiaries as the case may be on less than one-year's notice, to which the Purchaser or any of its Subsidiaries is a party. True and correct copies of all such contracts, commitments and agreements have been made available for review by the Seller. Except as listed on Schedule 4.19 or as otherwise contemplated hereby, neither the Purchaser nor any of its Subsidiaries is a party to any written or oral (a) contract or contracts for the future purchase of fixed assets or for the future purchase of materials, supplies or equipment in excess of $75,000 individually or $300,000 in the aggregate, (b) contract or contracts for the employment of any officer, individual employee or other Person on a full-time basis or any contract with any Person on a consulting basis (including without limitation contracts with a third party to which employees or consultants are made available to the Purchaser or any of its Subsidiaries) in excess of $75,000 per year or $300,000 per year in the aggregate, (c) bonus, pension, profit-sharing, retirement, stock purchase, stock option, hospitalization, medical insurance or similar plan, contract or understanding in effect with respect to employees or any of them or the employees of others, (d) agreement or indenture relating to the borrowing of money or to the mortgaging, pledging or otherwise placing of a lien on any assets of the Purchaser or any of its Subsidiaries, (e) loan or guaranty of any obligation for borrowed money or otherwise, (f) lease or leases or agreement or agreements under which the Purchaser or any of its Subsidiaries is lessee of or holds or operates any property, real or personal, owned by any other party requiring payments of more than $75,000 per year individually or $300,000 per year in the aggregate, (g) lease or agreement under which the Purchaser or any of its Subsidiaries is lessor of or permits any third party to hold or operate any property, real or personal, owned or controlled by the Purchaser or any of its Subsidiaries requiring payments of more than $75,000 per year individually or $300,000 per year aggregate, (h) agreement or agreements or other commitment for capital expenditures in excess of $75,000 per year individually or $300,000 in the aggregate, (i) contract, agreement or commitment under which the Purchaser or any of its Subsidiaries is obligated to pay any broker's fees, finder's fees or any such similar fees, to any third party, (j) contract, agreement or commitment under which the Purchaser or any of its Subsidiaries has issued, or may become obligated to issue, any shares of capital stock of the Purchaser or any of its Subsidiaries or any warrants, options, convertible securities or other commitments pursuant to which the Purchaser or any of its Subsidiaries is or may become obligated to issue any shares of its capital stock, (k) any other material contract, agreement, arrangement or understanding, or (l) contract or agreement prohibiting the Purchaser or any of its Subsidiaries from freely engaging in any business or competing anywhere in the world. Neither the Purchaser or any of its Subsidiaries is in breach of any such written agreement and, to the Purchaser's knowledge, no party to any such written agreement has provided the Purchaser or any of its Subsidiaries with notice that such party intends to terminate or fail to renew such agreement.

          4.20 Disclosure. No written document, certificate, instrument or statement furnished or made to the Seller by or on behalf of the Purchaser under this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements herein and therein not misleading. Other than general business and economic conditions, there is no fact known to the Purchaser which may materially adversely affect the business, properties, or financial condition of the Purchaser or any of its Subsidiaries which has not been set forth in this Agreement or in the other documents, certificates, instruments or statements furnished to the Seller by or on behalf of the Purchaser.

          4.21 Conflicts of Interest. Except as set forth on Schedule 4.21, to the Purchaser's knowledge, no officer, director or beneficial holder of more than 5% of the capital stock of the Purchaser or any of its Subsidiaries has any direct or indirect interest (a) in any entity which does business with the Purchaser or any of its Subsidiaries, (b) in any property, asset or right which is used by the Purchaser or any of its Subsidiaries in the conduct of their respective businesses, or (c) in any contractual relationship with the Purchaser or any of its Subsidiaries other than as an employee, director or shareholder.

          4.22 Absence of Restrictive Agreements. To the Purchaser's knowledge, no employee of the Purchaser or its Subsidiaries is subject to any secrecy or non-competition agreement or any agreement or restriction of any kind that would impede in any way the ability of such employee to carry out fully all activities of such employee in furtherance of the businesses of the Purchaser or any of its Subsidiaries. To the Purchaser's knowledge, no employer or former employer of any employee of the Purchaser or any of its Subsidiaries has any claim of any kind whatsoever in respect of any of the intellectual property rights of the Purchaser or any of its Subsidiaries.

          4.23 Brokers or Finders. Except as set forth on Schedule 4.23, no agent, broker, investment banker or other Person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement based on arrangements made by or on behalf of the Purchaser or any of its Subsidiaries.

          4.24 Proxy Statement. Any proxy statement to be sent to the shareholders of the Purchaser in connection with a meeting of the shareholders of the Purchaser in connection with the transactions contemplated by this Agreement (the "Shareholders Meeting"; such proxy statement as amended or supplemented is referred to herein as the "Proxy Statement") will comply as to form in all material respects with Article 14(a) of the Exchange Act and the rules promulgated thereunder, and it shall not, on the date the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to shareholders or at the time of the Shareholders Meeting, contain any untrue statement of a material fact, or, in light of the circumstances under which made, omit to state any material fact necessary in order to make the statements made therein not false or misleading, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Shareholders Meeting which has become false or misleading. If at any time prior to the Closing any event relating to the Purchaser or any of its Subsidiaries or any of their respective affiliates, officers or directors should be discovered by the Purchaser that is required to be set forth in a supplement to the Proxy Statement, the Purchaser shall promptly inform the Seller thereof.

          4.25 New Jersey Anti-Takeover Statute. Based upon the representations of the Seller and the LLCs herein, N.J.S.A. 14A:10A-1 et. seq. is inapplicable to the acquisition of the PVI Securities and to the transactions contemplated hereby and by the other Transaction Documents. The PVI Board has approved and taken all action necessary to cause the restrictions contained in N.J.S.A. 14A:10-1 et. seq. (the "Statute") to be inapplicable to (a) the grant and exercise of the stock options constituting a part of the Transaction Documents, and (b) the grant and exercise of the equity participation rights under Section 7.2 and 7.3 hereof, including the exercise of rights, options and warrants acquired in accordance with such equity participation rights and the conversion and exchange of securities acquired in connection with such equity participation rights. The PVI Board has adopted resolutions intended, if and to the extent permitted by the Statute and other applicable law, to render inapplicable the restrictions imposed by the Statute with respect to
     (c) any other business combination (as defined in the Statute) or issuance of securities or rights, options or warrants (or exercise, conversion or exchange thereof) in which the Purchaser or any of its Subsidiaries may engage with the Seller Group or any Person deemed to be an interested stockholder (as defined in the Statute) because of the Seller Group's ownership interest in the Purchaser, provided such business combination or issuance is approved by a majority of the PVI Board excluding any designees of the Seller Group or any such interested stockholder, and (d) any acquisition by any member of the Seller Group or any such interested stockholder of securities of the Purchaser or any of its Subsidiaries, or rights, options or warrants in respect thereof (or exercise, conversion or exchange thereof) from any Person other than the Purchaser and its Subsidiaries.

          4.26 Acquisition Transactions/Business Combinations. Except as specified by the Purchaser to the Seller in writing prior to the date of this Agreement, no acquisition transaction or other business combination relating to all or part of the assets of the Purchaser or its Subsidiaries or any of their respective businesses is reasonably probable.

     5. Conditions to Closing by Purchaser and Newco. The obligation of the Purchaser to purchase the Seller Shares and of Newco to consummate the Merger shall be conditioned on the satisfaction by the Seller and the LLCs, or the waiver by the Purchaser, of the following conditions on the Closing Date.

          5.1 Representations and Warranties. The representations and warranties of the Seller and the LLCs contained in this Agreement were true and correct in all material respects as of the date of this Agreement and at and as of the Closing Date, as though then made, except for changes and events occurring in the ordinary course of business and changes and events occurring for reasons outside the control of the Seller or any of the LLCs.

          5.2 The Articles of Incorporation. The Articles of Incorporation and the organizational documents of LLC-2 and LLC-3 will be in full force and effect and will not have been amended or modified in any way which restrains, prohibits or adversely affects the transactions contemplated hereby and by the other Transaction Documents.

          5.3 Bylaws. The Bylaws will be in full force and effect and will not have been amended or modified in any way which restrains, prohibits or adversely affects the transactions contemplated hereby and by the other Transaction Documents.

          5.4 Legal Proceedings. No judgment, order or injunction shall have been rendered by any tribunal or organization which restrains or prohibits the transactions contemplated hereby. No statute, rule or regulation or order of any court or administrative agency shall be in effect which restrains or prohibits the transactions contemplated hereby.

          5.5 Proceedings. All corporate and other proceedings taken or required to be taken in connection with the transactions contemplated hereby to be consummated at or prior to the Closing and all documents incident thereto will be in a form and substance reasonably satisfactory to the parties and their counsel, and the parties shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

          5.6 Compliance with Agreement. The Seller, the LLCs and each other member of the Seller Group shall have performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with by it prior to the Closing.

          5.7 Shareholder Approval. The transactions contemplated hereby shall have been approved by the Purchaser's shareholders.

          5.8 Seller/LLC-2 Approval. The transactions contemplated hereby shall have been approved by the Seller's shareholders. The Merger shall have been approved by the members of LLC-2.

          5.9 Closing Documents. At the Closing, each of the Seller and LLC-2 will have delivered to the Purchaser all of the following documents:

          (a) An Officers' Certificate dated the date of the Closing, stating that the conditions specified in Sections 5.1 through 5.8, inclusive (other than Section 5.7), have been fully satisfied;

          (b) a copy of the Articles of Incorporation;

          (c) copies of all material third party and all governmental consents, approvals and filings required in connection with the consummation of the transactions hereunder;

          (d) opinions from counsel for the Seller and LLC-2 addressed to the Purchaser, dated the date of the Closing and in form and substance reasonably satisfactory to the Purchaser;

          (e) the minute books, stock transfer ledgers and other corporate organizational documents of the Corporation, LLC-2 and LLC-3;

          (f) certificates representing the Seller Shares and the LLC-3 Shares;

          (g) a copy of the resolutions adopted by the Seller's shareholders and by the members of LLC-2 approving this Agreement and the transactions contemplated hereby and by the Transaction Documents, which resolutions shall be reasonably satisfactory to the Purchaser;

          (h) such other documents relating to the transactions contemplated by the Transaction Documents as the Purchaser or its counsel may reasonably request.

          5.10 Employment Agreements. On the Closing Date, David Sitt and Roberto Sonabend shall have entered into employment agreements with the Purchaser or a Subsidiary of the Purchaser in the form attached hereto as
     Schedule 5.10.

          5.11 Consultant Services Agreement. On the Closing Date, the Seller and the Corporation shall have entered into a consultant services agreement in the form attached hereto as Schedule 5.11.

          5.12 Third Party Consents. The Seller shall have delivered to the Purchaser all third-party consents listed on Schedule 3.15.

          5.13 Termination of Contract. The management agreement between the Corporation and Consultores Asociodos Dasi, S.C. ("Dasi," and with respect to such management agreement, the "Dasi Agreement") shall have been terminated in respect of services to be performed following the Closing Date.

          5.14 Closing.  The Closing shall occur on or prior to the Closing
     Date.

     6. Conditions to Closing by the Seller and LLC-2. The obligation of the Seller to sell the Seller Shares to the Purchaser and of LLC-2 to consummate the Merger shall be conditioned on the satisfaction by the Purchaser and Newco, or the waiver by the Seller and LLC-2, of the following conditions on the Closing Date.

          6.1 Representations and Warranties. The representations and warranties of the Purchaser and Newco contained in this Agreement were true and correct in all material respects as of the date of this Agreement and at and as of the Closing Date, as though then made, except for changes and events occurring in the ordinary course of business and changes and events occurring for reasons outside the control of the Purchaser or Newco.

          6.2 The Articles of Incorporation. The Purchaser's articles of incorporation will be in full force and effect and will not have been amended or modified in any way which restrains, prohibits or adversely affects the transactions contemplated hereby and by the other Transaction Documents.

          6.3 Bylaws. The Purchaser's bylaws will be in full force and effect and will not have been amended or modified in any way which restrains, prohibits or adversely affects the transactions contemplated hereby and by the other Transaction Documents.

          6.4 Legal Proceedings. No judgment, order or injunction shall have been rendered by any tribunal or organization which restrains or prohibits the transactions contemplated hereby. No statute, rule or regulation or order of any court or administrative agency shall be in effect which restrains or prohibits the transactions contemplated hereby.

          6.5 Proceedings. All corporate and other proceedings taken or required to be taken in connection with the transactions contemplated hereby to be consummated at or prior to the Closing and all documents incident thereto will be in a form and substance reasonably satisfactory to the parties and their counsel, and the parties shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

          6.6 Compliance with Agreement. The Purchaser and Newco shall have performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with by them prior to the Closing.

          6.7 Newco/Purchaser Approval. (a) The Merger shall have been approved by the sole member of Newco.

          (b) The transactions contemplated hereby shall have been approved by the Purchaser's shareholders.

          6.8 Seller's Approval. The transactions contemplated hereby shall have been approved by the Seller's shareholders and by the members of LLC-2.

          6.9 Seller's Initial Designees to the PVI Board. The Seller's initial designees to the PVI Board shall have been appointed thereto in accordance with Section 7.1.

          6.10 Listing. The Sale Shares and the Merger Shares (and the shares of PVI Common Stock issuable upon the exercise of the Sale PVI Warrants and Merger PVI Warrants) shall have been approved for listing on the Nasdaq Stock Market, subject to official notice of issuance.

          6.11 Closing Documents. At the Closing, the Purchaser will have delivered to the Seller all of the following documents:

          (a) An Officers' Certificate signed by an officer of the Purchaser, dated the date of the Closing, stating that the conditions specified in Sections 6.1 through 6.7 inclusive, 6.9 and 6.10 have been fully satisfied;

          (b) a certified copy of the Purchaser's articles of incorporation;

          (c) copies of all material third party and all governmental consents, approvals and filings required in connection with the consummation of the transactions hereunder;

          (d) a certificate of good standing issued by this Secretary of State of the State of New Jersey and any other jurisdiction in which the Purchaser and its Subsidiaries are authorized to transact business.

          (e) certificates representing the Sale Shares, the Sale PVI Warrants, the Merger Shares and the Merger PVI Warrants, subject to the retention of the Escrow Shares pursuant to Section 2.5 hereof;

          (f) evidence, satisfactory to the Seller, that shares of PVI Common Stock have been reserved for issuance and delivery upon conversion of the Sale PVI Warrants and the Merger PVI Warrants;

          (g) a copy of the resolutions adopted by the Purchaser's shareholders at the Shareholders Meeting, which resolution shall be reasonably satisfactory to the Seller;

          (h) an opinion from counsel for the Purchaser and Newco addressed to the Seller, the Designated Parties and LLC-2, dated the date of the Closing and in form and substance reasonably satisfactory to the Seller and LLC-2; and

          (i) such other documents relating to the transactions contemplated by the Transaction Documents as the Seller or LLC-2 or their counsel may reasonably request.

          6.12 Employment Agreements. On the Closing Date, David Sitt and Roberto Sonabend shall have entered into employment agreements with the Purchaser or a Subsidiary of the Purchaser in the form attached hereto as
     Schedule 5.10.

          6.13 Consultant Services Agreement. On the Closing Date, the Seller and the Corporation shall have entered into a consultant services agreement in the form attached hereto as Schedule 5.11.

          6.14 Registration Rights Agreement On the Closing Date, the Purchaser shall have entered into a registration rights agreement with certain members of the Seller Group substantially in the form attached hereto as
     Schedule 6.14.

          6.15 Third-Party Consents. The Purchaser shall have delivered to the Seller all third-party consents listed on Schedule 4.16.

          6.16 Stock Option Agreements. On the Closing Date, the Purchaser shall have entered into stock option agreements in the form attached hereto as Schedule 6.16 with each of David Sitt and Roberto Sonabend.

          6.17 Corporation Letter. On the Closing Date the Corporation shall have executed and delivered to the Seller a letter in the form attached hereto as Schedule 6.17.

     7. Covenants of the Purchaser. The Purchaser covenants and agrees with the Seller and LLC-1 as follows:

          7.1 Governance.

          (a) Board Representation. As used herein "Required Number of Directors" shall mean a number of members of the PVI Board determined as follows:

FROM AND AFTER THE CLOSING DATE, IF THE NUMBER OF SHARES OF
PVI COMMON STOCK HELD BY THE SELLER GROUP REPRESENTS A
PERCENTAGE OF ALL OUTSTANDING PVI COMMON STOCK THAT IS       THEN THE NUMBER OF REQUIRED DIRECTORS IS
-----------------------------------------------------------  ----------------------------------------
Greater than 20%...................................            30% of the total number of directors
Greater than 12% but less than or equal to 20%.....            20% of the total number of directors
Greater than 3% but less than or equal to 12%......            10% of the total number of directors

     provided that from and after the first date after the Closing Date on which the number of shares of PVI Common Stock held by the Seller Group is less than fifty percent (50%) of the number of shares of PVI Common Stock held by the Seller Group immediately following the Closing, the Required Number of Directors shall be reduced to zero (0). In the event the Required Number of Directors as calculated above is not a whole number, the Required Number of Directors shall be rounded upwards to the nearest whole number. From and after the Closing Date, the Purchaser agrees to take such action as may be necessary to (i) fix the number of members of the PVI Board at not less than ten (10); (ii) nominate and recommend for election the Required Number of Directors designated by the Seller; (iii) as long as the Required Number of Directors is at least one (1), nominate as a director of each of (w) the Corporation, (x) any entity of which the Corporation is a Subsidiary, (y) any entity which is a Subsidiary of the Corporation and (z) any Subsidiary of the Purchaser as to which a member of the PVI Board who is not a full-time employee of the Purchaser is then serving as a director which Subsidiary is actively undertaking business or has conducted or proposes to conduct any debt or equity financing other than with the Purchaser or any of its Subsidiaries, one (1) individual designated by the Seller and at any time when the Purchaser or any of its Subsidiaries owns a majority of the voting securities of such entity cause the election as a director of such designee at each annual meeting of shareholders of such entity, provided that this subsection (iii) of this Section 7.1(a) shall not apply to the board of directors of the Corporation at any time when David Sitt or Roberto Sonabend is a member of such board of directors; and (iv) as long as the Required Number of Directors is at least one (1), appoint to such committees of the PVI Board as the Seller shall request and the nominating committee shall approve, such approval not to be unreasonably withheld (provided that such committees shall constitute not less than one-half of the committees of the PVI Board and shall include the nominating committee and the executive committee at any time when such committees exist) one (1) of the members of the PVI Board that was designated by the Seller. The initial designees of the Seller to the PVI Board shall be Emilio Romano, Jaime Serra Puche and Eduardo Sitt. The Purchaser or its Subsidiary, as applicable, shall provide the Seller with not less than 75 days' prior notice of any meeting at which directors are to be elected. The Seller Shall give notice to the Purchaser or its Subsidiary no later than 60 days prior to such meeting of the persons designated by it as nominees for election as directors. If the Seller fails to give notice to the Purchaser or its Subsidiary as provided above, the designees of the Seller then serving as directors shall be its designees for re-election. In the event a designee of the Seller is unwilling or unable to serve as a director of a Subsidiary of the Purchaser or on the PVI Board or a committee thereof, the Seller shall be entitled to designate a replacement member as a director of such Subsidiary or to the PVI Board or a committee thereof, as the case may be, which the Purchaser agrees to recommend for election or appointment at any applicable meeting of the PVI Board or shareholders of the Purchaser or such Subsidiary. All members of the Seller Group shall vote all shares over which they exercise voting control in favor of the designees of the Seller. If the shareholders of the Purchaser do not elect the designee(s) of the Seller as director(s) of the Purchaser, the Purchaser shall take all action required to increase the size of its Board of Directors by the number of designees not elected and shall appoint such designees to fill such newly-created directorships. The Seller agrees that it may not designate an employee of the Purchaser or any Subsidiary of the Purchaser for election to the board of directors of a Subsidiary of the Purchaser, the PVI Board, or any committee thereof, unless such board of directors or the PVI Board already contains an employee of the Purchaser other than the Chairman and the Chief Executive Officer of the Purchaser. So long as the Required Number of Directors is at least one (1), a designee of the Seller shall be entitled to receive prompt notice of, and to attend, meetings of all committees of the PVI Board of which a designee of the Seller is not a member.

          (b) Advisory Group. On or prior to the Closing Date, the Purchaser shall create an advisory committee of up to seven (7) persons, who are not members of the PVI Board and who have the marketing, technical, financial or other experience to provide advice to management of the Purchaser on worldwide management issues. Advisory committee members shall serve one year terms. The Seller shall have the right to appoint two members to such advisory committee. The initial designees of the Seller to such committee shall be David Sitt and Roberto Sonabend. The Purchaser shall cause such advisory committee to meet from time to time, but no less often than quarterly, to discuss strategic worldwide management issues.

          (c) Insurance. Subject to availability on commercially reasonable terms, the Purchaser shall undertake reasonable efforts to maintain directors' and officers' liability insurance covering each of the individuals designated by the Seller to the PVI Board or the board of directors of a Subsidiary of the Purchaser in such amounts, and with such coverage, as is consistent with the Purchaser's current practice.

          (d) Indemnification.  Subject to the following sentence of this
     Section 7.1(d), the Purchaser's articles of incorporation, by-laws and other organizational documents and those of any Subsidiary of the Purchaser to which the Seller Group has the right to designate a director, shall at all times when the Seller Group has such right, to the fullest extent permitted by law, provide for indemnification of, advancement of expenses to, and limitation of the personal liability of, the members of the PVI Board and the members of the boards of directors or other similar managing bodies of such Purchaser's Subsidiaries and such other persons, if any, who, pursuant to a provision of such articles of incorporation, by-laws or other organizational documents, exercise or perform any of the powers or duties otherwise conferred or imposed upon members of the PVI Board or the boards of directors or other similar managing bodies of such Purchaser's Subsidiaries. Notwithstanding anything to the contrary contained herein, the parties hereto acknowledge that the Purchaser's certificate of incorporation as in effect on the date of this Agreement does not contain such provisions and that amendment of such certificate of incorporation to include such provision will require the approval of the Purchaser's shareholders. The parties agree that the Purchaser's sole obligation under this Section 7.1(d) with respect to such certificate of incorporation is, subject to approval of the PVI Board, to submit, and recommend approval of, an amendment to its certificate of incorporation to effect such a provision to the meeting of shareholders referred to in Section 7.6 hereof and if such amendment is approved, thereafter to comply with the provisions of this Section 7.1(d) with respect to its certificate of incorporation. Unless otherwise provided by law, such provisions may not be amended, repealed or otherwise modified in any manner adverse to any member of the PVI Board or any member of the boards of directors or other similar managing bodies of such Purchaser's Subsidiaries as long as the Seller has a right to a designee without the Seller's consent.

          7.2 Equity Participation.

          (a) Each member of the Seller Group shall have a right to purchase a pro rata portion of any New Securities which the Purchaser may, from time to time, propose to sell and issue, subject to the terms and conditions set forth below. Such member's pro rata portion shall equal a fraction, the numerator of which is the number of shares of PVI Common Stock held by it on the date of exercise of this right plus the number of shares of PVI Common Stock issuable upon conversion or exchange of then outstanding convertible or exchangeable securities or on exercise of then outstanding options, rights or warrants held by it, and the denominator of which is the total number of shares of PVI Common Stock then outstanding plus the number of shares of PVI Common Stock issuable upon conversion or exchange of then outstanding convertible or exchangeable securities or on exercise of then outstanding options, rights or warrants.

          (b) In the event the Purchaser intends to issue New Securities, the Purchaser shall give each member of the Seller Group notice of such intention, describing the type of New Securities to be issued, the price thereof, and the general terms upon which the Purchaser proposes to effect such issuance (the "Sale Notice"). Each member of the Seller Group shall have twenty (20) days from the date of any Sale Notice to agree to purchase all or part of its pro rata share of such New Securities for the price and upon the terms and conditions specified in the Sale Notice by giving notice to the Purchaser stating the quantity of New Securities to be so purchased ("Exercise Notice"). The price specified in the Sale Notice shall be the pro rata portion of the price at which the New Securities are sold by the Purchaser less (i) commissions, discounts, brokers' or finder's fees or similar charges plus (ii) one-half of any such commissions, discounts, brokers' or finder's fees or similar charges which are imposed upon the sale of the New Securities to the members of the Seller Group. If the price to be paid by the other purchasers of the New Securities is payable in a form of consideration other than cash or cash-equivalents, the price to be paid by the members of the Seller Group shall be calculated on the basis of the fair market value of such consideration as reasonably determined in good faith by the PVI Board.

          (c) The closing of the purchase of New Securities by a member of the Seller Group upon exercise of its rights hereunder shall take place at such location, date and time as the parties shall agree but not later than ninety (90) days following the delivery of the Sale Notice. At the closing, the Purchaser shall deliver to each purchasing member of the Seller Group
     (i) certificates representing all of the New Securities to be purchased, and (ii) such other agreements executed by the Purchaser which grant any rights or privileges to such purchasing member of the Seller Group as are being granted to the other purchasers in such issuance. At the closing, the purchasing members of the Seller Group shall deliver to the Purchaser (i) payment for the New Securities, and (ii) such other agreements as are executed by the other purchasers in such issuance which may include, without limitation, representations by such purchasers to the Purchaser and agreements which restrict such purchaser's rights with respect to the New Securities, and in any event, at the request of the Purchaser, a duly executed certificate reasonably satisfactory to the Purchaser containing such representations and warranties of the purchasing member of the Seller Group with respect to federal and state securities laws as the Purchaser may reasonably request. The certificates representing the New Securities may contain a legend stating that they are issued subject to the registration requirements of the Act, as amended, and applicable state securities laws.

          (d) Each member of the Seller Group or its Permitted Transferee may transfer at any time or from time to time its rights under Section 7.1 through 7.3 (inclusive) to any other member of the Seller Group.

          (e) In the event any member of the Seller Group fails to exercise a participation right as described in this Section 7.2 with respect to any New Securities within the periods specified above, the Purchaser may, issue the New Securities at a price and on terms and conditions no less favorable to the Purchaser than those specified in the Sale Notice at any time within 90 days of the failure to so exercise such rights.

          7.3 Special Pre-Closing Equity Participation. Prior to the Closing Date, the provisions of Section 7.2 shall apply to any sale which is consummated or approved prior to the Closing Date by the Purchaser of New Securities and of securities which would be New Securities except for the fact that such securities are to be issued in connection with a transaction which the PVI Board in good faith reasonably determines to be a strategic alliance, joint venture, partnership or other business arrangement, or in connection with the licensing or acquisition by the Purchaser of technology or intellectual property, provided that the provisions of this
     Section 7.3 shall not apply to sales and issuances of securities to such Persons and in such amounts as shall have been specified by the Purchaser in writing prior to the date of this Agreement; and provided, further, that the Seller Group shall, for purposes of Section 7.2 and 7.3, be deemed to own all of the PVI Securities at all times prior to Closing.

          7.4 Termination. The rights of the members of the Seller Group and the obligations of the Purchaser pursuant to Sections 7.2 and 7.3 shall commence on the date hereof and terminate on the earliest of (i) the termination of this Agreement pursuant to Section 10, (ii) the fourth anniversary of the Closing, and (iii) the first date following the Closing Date on which the members of the Seller Group own in the aggregate twelve percent (12%) or less of the then outstanding shares of PVI Common Stock.

          7.5 Conduct of Business. The Purchaser and its Subsidiaries will take the following actions prior to Closing.

          (a) conduct their respective businesses in the ordinary course and refrain from taking any action that would cause any representation of warranty made herein to be untrue or materially misleading or cause any condition to Closing set forth in Section 6 hereof to fail to be satisfied;

          (b) comply in all material respects with their respective contractual obligations and legal requirements applicable to each of them;

          (c) permit the Seller and any of its employees, agents and representatives to have reasonable access to the Purchaser's and its Subsidiaries' books and records of accounts;

          (d) make available to the Seller copies of all documents referenced on the Schedules hereto and not attached hereto (including, without limitation, contracts, deeds, lease agreements, intellectual property license agreements, intellectual property registrations, environmental site assessments, and real property title search results); and

          (e) provide the Seller with such other instruments, agreements and documents as the Seller may reasonably request.

          7.6 Proxy Statement Shareholders Meeting. The Purchaser shall hold a meeting of its shareholders as soon as practicable after the date hereof for the purpose of acting upon this Agreement and the transactions contemplated hereby and by the other Transaction Documents. The Purchaser shall recommend that its shareholders approve this Agreement and such transactions. The Purchaser will use its reasonable best efforts to take, or cause to be taken, all actions necessary to prepare the Proxy Statement, file the Proxy Statement with the Commission and respond to any comments it may have, and distribute the Proxy Statement to the Purchaser's shareholders as expeditiously as practicable. The Purchaser shall give the Seller a reasonable opportunity to review and comment on the Proxy Statement and related communications with shareholders of the Purchaser, and the Seller shall have the right to consent to any descriptions of or references to (i) the Seller or any of its Affiliates, and (ii) the Transaction Documents and the other agreements executed concurrently therewith and the transactions contemplated thereby in the Proxy Statement or such communications, which consent shall not be unreasonably withheld or delayed.

          7.7 Listing. The Purchaser shall use its best efforts to cause the Sale Shares and the Merger Shares to be listed on the Nasdaq Stock Market or such other exchange or quotation system on which the PVI Common Stock is then listed during the term of this Agreement and for so long as any Sale Shares or Merger Shares or Sale PVI Warrants or Merger PVI Warrants are outstanding. Prior to the Closing, the Purchaser shall prepare and submit to the Nasdaq Stock Market or such other exchange or quotation system a listing application covering the Sale Shares and the Merger Shares (and the shares of PVI Common Stock issuable upon the exercise of the Sale PVI Warrants and Merger PVI Warrants) and shall use its best efforts to obtain approval for the listing of such shares on such exchange or quotation system, subject to official notice of issuance.

          7.8 Reserve Shares. The Purchaser will at all times reserve and keep available, solely for issuance and delivery upon the exercise of the Sale PVI Warrants and Merger PVI Warrants, the number of shares of PVI Common Stock from time to time issuable upon the exercise of such warrants at the time outstanding. All shares of PVI Common Stock issuable upon exercise of the Sale PVI Warrants and Merger PVI Warrants shall be duly authorized and when issued upon such conversion or exercise, shall be validly issued, fully paid and nonassessable.

          7.9 Post-Closing Access. From and after the Closing, Purchaser shall make available to the Seller Group and its representatives such information and documents as they may reasonably request in respect of matters relating to the Corporation occurring on or prior to the Closing and shall either maintain all books and records of the Corporation for periods prior to the Closing or deliver such books and records to the Seller or its designee.

          7.10 Employees. The Purchaser will offer, or cause a Subsidiary of the Purchaser to offer, employment to all of Dasi's employees (other than David Sitt and Roberto Sonabend, who will be employed pursuant to employment agreements in the form attached hereto as Schedule 5.10) who on the Closing Date are rendering services to the Corporation on terms and conditions similar to those on which they are employed on the Closing Date.

          7.11 Closing Deliveries. The Purchaser will execute and deliver, and cause Newco to execute and deliver, at Closing all of the Transaction Documents to which it or Newco is party and will deliver at Closing all of the documents described in Section 6.11 hereof, subject only to satisfaction or waiver of the conditions to Closing set forth in Section 5 hereof.

     8. Covenants of the Seller. The Seller covenants and agrees with the Purchaser as follows:

          8.1 Conduct of Business. The Seller will cause the Corporation, LLC-2 and LLC-3 to take the following actions prior to the Closing:

          (a) conduct their respective businesses in the ordinary course and refrain from taking any action that would cause any representation or warranty made herein to be untrue or materially misleading or cause any condition to Closing set forth in Section 5 hereof to fail to be satisfied;

          (b) comply in all material respects with their respective contractual obligations and legal requirements applicable to each of them;

          (c) permit the Purchaser and any of its employees, agents and representatives to have reasonable access to the Corporation's, LLC-2's and LLC-3's books and records of account;

          (d) make available to the Purchaser copies of all documents referenced on the Schedules hereto and not attached hereto (including, without limitation, contacts, deeds, lease agreements, intellectual property license agreements, intellectual property registrations, environmental site assessments, and real property title search results); and

          (e) provide the Purchaser with such other instruments, agreements and documents as the Purchaser may reasonably request.

          8.2 Transfer of Seller Shares and LLC-3 Shares. Prior to the Closing Date, the Seller, LLC-1, LLC-2 and LLC-3 will not sell, transfer, pledge or otherwise dispose of, or cause or allow any Encumbrance to be placed upon, the Seller Shares, the LLC-2 membership interests, the LLC-3 membership interests or the LLC-3 Shares, respectively.

          8.3 Employees. It will cause Dasi to use its best efforts to cause all of Dasi's employees who on the Closing Date are rendering services to the Corporation to become employees of the Purchaser or a Subsidiary of the Purchaser on terms and conditions similar to those on which they are employed on the Closing Date. The Purchaser will be responsible for, and shall indemnify the Seller Group and Dasi from and against any loss, liability or expense in respect of, all payments owed to such employees as a result of any matter arising prior to Closing to the extent the Corporation has not paid Dasi in respect thereof and any matter arising after the Closing, including the full amount of any severance obligations in respect of persons who become employees of the Purchaser or a Subsidiary of the Purchaser and whose employment terminated following the Closing Date, provided, however, that the Seller shall be responsible for, and shall indemnify the Purchaser from and against any loss, liability or expense in respect of, payment of any claims by such employees for compensation but not severance related to services performed prior to Closing to the extent Dasi has been paid by the Corporation in respect thereof.

          8.4 Compliance with U.S. Securities Laws; Manipulation, etc. Subject to the last sentence of this Section 8.4, the members of the Seller Group shall (i) comply with all U.S. Federal securities laws, including all volume limitation and market manipulation rules and regulations, and the rules and regulations of the Nasdaq National Market (or applicable exchange), in respect of the PVI Securities, (ii) not enter into a transaction with the intent or foreseeable affect of manipulating the price of the PVI Common Stock in violation of applicable law, (iii) not make any public announcement with respect to, or enter into or agree, offer, propose or seek to enter into, or otherwise be involved in or part of, directly or indirectly, any acquisition transaction or other business combination relating to all or part of the Purchaser or its Subsidiaries or any acquisition transaction for all or part of the assets of the Purchaser or any Subsidiary of the Purchaser or any of their respective businesses; (iv) not make, or in any way participate in, directly or indirectly, any "solicitation' of "proxies" (as such terms are used in the rules of the Securities and Exchange Commission) to vote, or seek to advise or influence any Person with respect to voting of any voting securities of the Purchaser; (v) not form, join or in any way participate in a "group" (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) with respect to any voting securities of the Purchaser or any of its Subsidiaries; (vi) not seek or propose, alone or in concert with others, to influence of control the Purchaser's management or policies;
     (vii) not directly or indirectly enter into any discussions, negotiations, arrangements or understanding with any other Person with respect to any of the foregoing activities or propose any of such activities to any other Person; (viii) not advise, assist, encourage, act as a financing source for or otherwise invest in any other Person in connection any of the foregoing activities; and (ix) not disclose any intention, plan or arrangement inconsistent with any of the foregoing. Each member of the Seller Group shall promptly advise the Purchaser of any inquiry or proposal made to it with respect to any of the foregoing. Subject to the last sentence of this
     Section 8.4, no member of the Seller Group will (i) request the Purchaser or its advisors, directly or indirectly, to (1) amend or waive any provision of this Section 8.4 (including this sentence) or (2) otherwise consent to any action inconsistent with any provision of this Section 8.4 (including this sentence); or (ii) take any initiative with respect to the Purchaser or any of its Subsidiaries which could require the Purchaser to make a public announcement regarding (1) such initiative, (2) any of the activities referred to in the second preceding sentence, or (3) the possibility of a member of the Seller Group or any other Person acquiring control of all or part of the Purchaser of any of its Subsidiaries or any of their properties, assets or businesses, whether by means of business combination or otherwise. Notwithstanding anything contained herein to the contrary, nothing contained in this Section 8.4 shall (w) limit what any member of the Seller Group may say or propose to the PVI Board, members of the Purchaser's senior management and to other members of the Seller Group or their respective Permitted Transferees, (x) prevent any member of the Seller Group from voting any securities of the Purchaser in its sole discretion and explaining to any Person the reason for its votes, (y) entering into arrangements or agreements with other members of the Seller Group regarding any securities of the Purchaser or (z) making any filing or disclosures required by applicable law.

          8.5 Sales of PVI Common Stock. In addition to any applicable limitation restrictions under Rule 144 of the Securities Act of 1933, as amended, no member of the Seller Group shall transfer, pursuant to sale or otherwise to any Person (other than the Purchaser) which is not a member of the Seller Group, within any 30 day period, a number of shares of PVI Common Stock which together with all other shares of PVI Common Stock sold by members of the Seller Group during such 30 day period is equal to or greater than the greater of (i) five percent (5%) of the aggregate number of shares of PVI Common Stock which is then outstanding or (ii) 650,000 shares; provided, however, in no event shall any of member of the Seller Group directly or indirectly enter into any bulk sales of PVI Common Stock with any competitor, contract partner or potential strategic investor of the Purchaser or a Subsidiary of the Purchaser if the PVI Board determines, in good faith, that such sale will be detrimental to the Purchaser.

     Members of the Seller Group shall give the PVI Board at least ten (10) business days' advance notice of any proposed bulk sale of PVI Common Stock for purposes of complying with this provision. The provisions of this
     Section 8.5 shall not apply to sales made by members of the Seller Group to a third party in connection with a tender offer, merger or other transaction approved by the PVI Board or to any third party which, after the consummation of such sale, will own at least fifty-one percent (51%) of the outstanding PVI Common Stock, provided that such third party is not an affiliate or associate (as such terms are defined in Rule 405 under the Securities Act) of a member of the Seller Group or a member of a "group" (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) of which any member of the Seller Group is a member.

          8.6 Purchases of PVI Common Stock. No member of the Seller Group shall, without the prior written approval of the PVI Board, directly or indirectly, through any other Person (whether as an officer, director, employee, partner, consultant, holder of equity or debt investment, lender or in any other manner or capacity), acquire, offer or propose to acquire, or agree or seek to acquire, directly or indirectly, by purchase or otherwise, other than from a member of the Seller Group, any securities or direct or indirect rights or options to acquire any securities of the Purchaser or Person in control of the Purchaser, except purchases in accordance with Sections 7.2 and 7.3 of this Agreement, if following such purchase the aggregate number of shares of PVI Common Stock owned by the Seller Group would, in the aggregate, exceed thirty percent (30%) of the number of shares of PVI Common Stock outstanding after such acquisition.

          The provisions of this Section 8.6. shall not apply to acquisitions made by members of the Seller Group (a) upon exercise of the PVI Warrants or the exercise of rights, options or warrants acquired in accordance with Sections 7.2 and 7.3 of this Agreement, the conversion or exchange of securities acquired in accordance with Sections 7.2 and 7.3 of this Agreement, or the acquisition of options by David Sitt and Roberto Sonabend pursuant to any of the Transaction Documents (and the exercise, of any such options) or (b) during the period starting with the commencement of, or first public disclosure of an intent to commence, a tender or exchange offer by any third party for at least thirty percent (30%) of the outstanding PVI Common Stock and ending with the completion, abandonment or withdrawal of such offer (provided that with the approval of the PVI Board, not to be unreasonably withheld, the members of the Seller Group may complete any such acquisition which was commenced during such period), provided that such third party is not an affiliate or associate (as such terms are defined in Rule 405 under the Securities Act) of any member of the Seller Group or a member of "group" (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) of which any member of the Seller Group and provided further that each member of the Seller Group hereby grants to the chief executive officer of the Purchaser an irrevocable proxy to vote all shares of PVI Common Stock purchased pursuant to clause (b) of this sentence and agrees to deliver such forms of proxy or other documents as the Purchaser may reasonably request in order to confirm such proxy.

          8.7 Non-Competition. No member of the Seller Group shall, directly or indirectly, through any other Person, firm, corporation or other entity (whether as an officer, director, employee, partner, consultant, holder of equity or debt investment, lender or in any other manner or capacity) for a period of four (4) years from the Closing Date:

          (a) in Central America and South America, design, manufacture, sell, market, offer to sell or supply video or television technology similar to that being developed or sold by the Purchaser and any Subsidiary of the Purchaser on the Closing Date for any reason;

          (b) solicit, induce, encourage or attempt to induce or encourage any employee of the Purchaser or any Subsidiary of the Purchaser to terminate his or her employment with the Purchaser or any Subsidiary of the Purchaser or to breach any other obligation to the Purchaser or any Subsidiary of the Purchaser;

          (c) solicit, interfere with, disrupt, alter or attempt to disrupt or alter the relationship, contractual or otherwise, between the Purchaser or any Subsidiary of the Purchaser and any customer, potential customer, or supplier of the Purchaser or Subsidiary of the Purchaser; or

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

          (d) engage in or participate in any business conducted under any name that shall be the same as or similar to the name of the Purchaser, any Subsidiary of the Purchaser or any trade name used by such Persons.

          Each member of the Seller Group acknowledges that the foregoing geographic, activity and time limitations contained in this Section 8.7 are reasonable and properly required for the adequate protection of the Purchaser's business and the business of the Purchaser's Subsidiaries. In the event that any such geographic, activity or time limitation is deemed to be unreasonable by a court, each member of the Seller Group shall submit to the reduction of either said activity or time limitation to such activity or period as the court shall deem reasonable. In the event that a member of the Seller Group is in violation of the aforementioned restrictive covenants, then the time limitation thereof shall be extended for a period of time equal to the pendency of such proceedings, including appeals. Notwithstanding the foregoing, no member of the Seller Group shall be in breach of this Section 8.7 if such Person holds three percent (3%) or less of the outstanding securities of a publicly traded corporation.

          8.8 Seller Group. At the Closing the Seller will provide the Purchaser with the names of all of the members of the Seller Group and thereafter will advise the Purchaser of any additions or deletions to such list within five (5) days after such additions or deletions.

          8.9 Termination. Subject to Section 9.4 hereof, the obligations of the members of the Seller Group pursuant to Sections 8.4, 8.5 and 8.6 of this Agreement, and the proxy referred to in the last sentence of Section 8.6, shall terminate on the earliest of (i) February 4, 2002, (ii) the first date on which the Seller Group owns in the aggregate less than ten percent (10%) of the outstanding PVI Common Stock, (iii) the date on which Dennis P. Wilkinson ceases to be the chief executive officer of the Purchaser and (iv) the date on which any third party or "group" (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) (other than the Seller Group) acquires thirty percent (30%) or more of PVI Common Stock except in a transaction approved by the PVI Board, and the obligations of the members of the Seller Group pursuant to the remainder of Section 8 of this Agreement shall terminate on the fourth anniversary of the date of this Agreement, provided that the obligations of the members of the Seller Group pursuant to Section 8.7 will terminate if Purchaser or any of its Affiliates breaches an obligation under the Transaction Documents and fails to cure such breach within 10 days after notice from the Seller.

          8.10 Shareholder and Member Approval. The Seller shall hold a meeting of its shareholders as soon as practicable after the date hereof for the purpose of acting upon this Agreement and the transactions contemplated hereby and by the other Transaction Documents. The Seller shall recommend that its shareholders approve this Agreement and such transactions. The Seller will cause the members of LLC-2 to approve this Agreement and such transactions.

          8.11 Closing Deliveries. The Seller will execute and deliver, and cause the Corporation, LLC-2, LLC-3 and each member of the Seller Group to execute and deliver, at Closing all of the Transaction Documents to which it, the Corporation, LLC-2, LLC-3 or a member of the Seller Group is party and will deliver at Closing all of the documents described in Section 5.9 hereof, subject only to satisfaction or waiver of the conditions to Closing set forth in Section 6 hereof. The Seller will refrain from taking any action that would cause any representation or warranty made herein to be untrue or materially misleading or cause any condition to Closing set forth in Section 5 hereof to fail to be satisfied.

     9. Indemnification; Additional and Special Remedies.

          9.1 Indemnification. Subject to the limitations and other provisions of this Section 9, each member of the Seller Group shall, with respect to the representations, warranties, covenants and agreements made by it herein, indemnify, defend and hold the Purchaser and its officers, employees, agents and Affiliates (the "Purchaser Indemnitees") harmless against all liability, loss or damage, together with all reasonable, out-of-pocket costs and expenses related thereto (including legal and accounting fees and expenses) ("Damages"), arising from the untruth, inaccuracy, breach of or failure to perform any such representations, warranties, covenants or agreements of the Seller or its Affiliates. The

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

     Purchaser shall, with respect to the representations, warrants, covenants and agreements made by it herein, indemnify, defend and hold the members of the Seller Group and their respective officers, employees, agents and Affiliates (the "Seller Indemnitees") harmless against all Damages arising from the untruth, inaccuracy, breach of or failure to perform any such representations, warranties, covenants or agreements of the Purchaser or its Affiliates. The party or parties being indemnified are referred to herein as "Indemnitee" and the indemnifying party is referred to as the "Indemnitor."

          (b) If the matter with respect to which the Indemnitee seeks indemnification involves a claim asserted against the Indemnitee by a third party, promptly after receipt by the Indemnitee of notice of the commencement of any action, it will notify the Indemnitor in writing of the commencement thereof but the omission so to notify the Indemnitor will not relieve the Indemnitor from any liability which it may have to the Indemnitee unless the Indemnitor is prejudiced by such omission. In case any such action shall be brought against the Indemnitee and it shall notify the Indemnitor of the commencement thereof, the Indemnitor shall be entitled to participate in, and, to the extent that it may wish to assume the defense thereof, with counsel satisfactory to the Indemnitee, and after notice from the Indemnitor to the Indemnitee of its election to assume the defense thereof, the Indemnitor shall not be liable to the Indemnitee for any legal or other expenses subsequently incurred by the Indemnitee in connection with the defense thereof unless (i) the Indemnitee shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to this sentence, (ii) the Indemnitor shall not have employed counsel satisfactory to the Indemnitee to represent the Indemnitee within a reasonable time, (iii) the Indemnitor and its counsel do not actively and vigorously pursue the defense of such action, or (iv) the Indemnitor has authorized the employment of counsel for the Indemnitee at the expense of the Indemnitor; provided, however, that the Indemnitee shall have the right to employ counsel to represent it if, in its reasonable judgment, it is advisable for it to be represented by separate counsel because separate defenses are available, or because a conflict of interest exists between the Indemnitee and the Indemnitor in respect to such claim, and in such event the fees and expenses of such separate counsel shall be paid by the Indemnitor. In such circumstance, the Indemnitee shall designate the counsel. The Indemnitor will not be liable to the Indemnitee for any settlement of any action or claim without the consent of the Indemnitor and the Indemnitor may not unreasonably withhold its consent to any settlement. The Indemnitor will not consent to entry of any judgment or enter into any settlement or compromise any claim which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the Indemnitee of a full release from all liability with respect to such claim or litigation.

          (c) The Purchaser will have no obligation to indemnify any Seller Indemnitee, and no member of the Seller Group will have any obligation to indemnify any Purchaser Indemnitee, in respect of any breach of Sections 4 or 3 of this Agreement, as the case may be, as set forth in this Section
     9.1 until the Seller Indemnitees or the Purchaser Indmenitees, as the case may be, have suffered Damages by reason of all such breaches in excess of a One Hundred Thousand Dollars ($100,000.00) aggregate threshold (at which point the Indemnitor will be obligated to indemnify the Purchaser or the Seller Group, as the case may be, from and against all such Damages in excess of such $100,000).

          9.2 Limitation on Remedies. Except as provided in Section 9.3 hereof, the Purchaser's sole remedy for indemnification or for any violation of this Agreement or any Officers' Certificate or other instrument delivered in connection herewith by a member of the Seller Group shall be to retain all or a portion of the Escrow Shares or Substitute Collateral as provided in Section 2.6 hereof. The Purchaser shall have no other recourse to, and shall not bring any action against, the members of the Seller Group or their assets and shall have no rights of set-off against any liability or obligation owed to any member of the Seller Group in respect of any such violation.

          9.3 Additional Remedies. In addition to any other available remedies under applicable law or the terms of this Agreement, the Purchaser shall have the following remedies in the event that any member of the Seller Group breaches Section 8.6 of this Agreement:


          (a) Each member of the Seller Group hereby grants to the chief executive officer of the Purchaser an irrevocable proxy to vote all shares of PVI Common Stock purchased by it in violation of Section 8.6 of this Agreement; and

          (b) The Purchaser shall have the right to purchase all or a portion of the shares of PVI Common Stock acquired by any member of the Seller Group in violation of Section 8.6 of this Agreement. The price to be paid by the Purchaser for each such share of PVI Common Stock shall be paid in cash (or in other immediately available funds) and shall be equal to the par value of such share of PVI Common Stock. In the event that the Purchaser elects to exercise its right to purchase the shares of PVI Common Stock pursuant to this Section 9.3(b), the Purchaser shall deliver to the relevant member of the Seller Group a notice (the "Call Notice") specifying the aggregate number of shares of PVI Common Stock the Purchaser shall purchase and a date, not less than fifteen (15) nor more than sixty (60) days from the date of the Call Notice, for the closing of the transaction.

          9.4 Special Remedies. If the Purchaser shall fail to comply with its obligations under Section 7.1 of this Agreement and such failure is not cured within ten (10) days after notice of such failure from Seller, then, notwithstanding anything contained in this Agreement or any of the Transaction Documents to the contrary, at the end of such ten (10) day period (i) the obligations of the members of the Seller Group pursuant to
     Section 8.7 hereof and comparable obligations in the other Transaction Documents shall terminate, (ii) the Purchaser shall release to the Seller one-half of the Escrow Shares then held in escrow, (iii) all Sale PVI Warrants, Merger PVI Warrants and stock options subject to the stock option agreements described in Section 6.16 hereof which are not then vested shall vest, (iv) the five percent (5%)/650,000 share limitation on sales within a thirty (30) day period imposed by Section 8.5 shall terminate, and (v) the Holder or Holders (as defined in the registration rights agreement included in the Transaction Documents) shall be entitled to demand registration of their Registrable Securities pursuant to Section 2.1 of such registration rights agreement and such demand shall not count as one of the Demand Registrations to which such Holders are entitled under such registration rights agreement. If the Purchaser is unable to perform its obligations under Section 7.1 as a result of an order of a court or administrative agency or a rule or regulation of any stock exchange or automated quotation system on which the PVI Common Stock is then listed, then the remedies provided in this Section 9.4 shall be the sole remedies for the Purchaser's failure to perform its obligations under Section 7.1 hereof. Except as provided in the immediately preceding sentence, the remedies in this
     Section 9.4 shall be in addition to any other remedies which the Seller Group may have at law or in equity as a result of the Purchaser's failure to comply with its obligations under Section 7.1 of this Agreement.

          9.5 Survival of Representations and Warranties. All of the representations and warranties of the Seller, the LLCs, and the Purchaser and Newco contained in this Agreement shall survive the Closing (even if the damaged party knew or had reason to know of any misrepresentation or breach of warranty at the time of Closing) and continue in full force and effect for a period of fourteen (14) months after the Closing Date; provided, however, that (i) notwithstanding the foregoing, the representations in Section 3.7 and 4.8 shall survive the Closing until the end of the statute of limitations period under applicable law, and (ii) if, at any time prior to the expiration of the period of survival of a representation and warranty, an Indemnitee delivers to the Indemnitor a notice pursuant to Section 9.1(b) asserting a claim for indemnification based on a breach in or an alleged breach of such representation and warranty, then such claim shall survive the expiration of such representation and warranty until such time as such claim is fully and finally resolved.

     10. Termination. This Agreement and the transactions contemplated hereby may be terminated at any time prior to the Closing:

          10.1 Mutual Consent. By mutual written consent of the Purchaser and the Seller;

          10.2 Cut-Off Date. By the Purchaser or the Seller upon five (5) days' notice to the other if the Closing shall not have occurred on or before June 1, 2001 or such other date, if any, as the Seller and the Purchaser shall agree upon in writing;

          10.3 Misrepresentation or Breach. By the Purchaser or the Seller upon five (5) days' notice to the other if there has been a material misrepresentation or breach of warranty or covenant on the part of the other party and such breach has not been waived;

          10.4 Impossibility. By the Purchaser or the Seller upon five (5) days' notice to the other if any of the conditions specified in this Agreement as a precondition to the closing by the other party has not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of the other party to comply with its obligations under this Agreement); or

          10.5 Tax Liability. By the Purchaser or the Seller upon five (5) days' notice to the other if it determines that it or its Affiliates will be subject to a tax liability in excess of $500,000 as a result of the consummation of the transactions contemplated hereby and the other party does not agree to assume and be responsible for such tax liability on a full, after-tax basis.

     11. Fees and Expenses. Each party shall be responsible for payment of its own fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby, provided that if this Agreement is terminated pursuant to Section 10.2 or Section 10.4 because the transactions contemplated hereby have not been approved by the holders of the PVI Common Stock, the Purchaser shall reimburse the Seller for its reasonable out-of-pocket expenses (including attorneys' fees) incurred in connection with this Agreement and the transactions contemplated hereby upon delivery of invoices in form reasonably acceptable to the Purchaser and provided further that if the transactions contemplated hereby are consummated, the Corporation shall be responsible for payment of the fees and expenses of the Seller and the Designated Parties incurred in connection with this Agreement and the transactions contemplated hereby. If this Agreement is terminated by a party pursuant to Section 10.3 or if the Closing does not occur because of the breach or default of a party, the terminating or non-defaulting party shall be reimbursed by the other party for its reasonable out-of-pocket expenses (including attorneys' fees) incurred in connection with this Agreement and the transactions contemplated hereby upon delivery of invoices in form reasonably acceptable to the reimbursing party. The Purchaser, at its sole election, may make any reimbursement which it is required to make pursuant to this Section 11 in shares of PVI Common Stock having a Fair Market Value equal to the amount of the required reimbursement at the time such reimbursement is made.

     12. Successors and Assigns; Parties in Interest. This Agreement shall bind and inure to the benefit of (a) the members of the Seller Group, (b) the Purchaser, (c) Newco and (d) their respective successors and assigns, including without limitation any Person who succeeds to the rights or properties of the Purchaser as the result of a merger, consolidation, acquisition of substantially all of the Purchaser's assets or similar transaction. In that connection, all references herein to the securities of the Purchaser, or any class thereof, or any options, rights or warrants in respect thereof, shall include the securities, or any class thereof, or any options, rights or warrants in respect thereof, of any Person who is a successor to the Purchaser. No party may assign its rights under this Agreement without the consent of the other, which consent shall not be unreasonably withheld, provided that either of the Purchaser or Newco may at any time prior to the Closing assign its rights under Section 2 hereof to any of its Affiliates if the Purchaser guarantees the performance of the obligations hereunder by such Person and provided further that a member of the Seller Group may assign its rights under this Agreement at any time to any Permitted Transferee who has agreed in writing to be bound by the terms and conditions of this Agreement which are binding upon members of the Seller Group.

     13. Entire Agreement. This Agreement (as amended from time to time) and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire agreement among the

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

parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

     14. Notices. All notices, requests, consents and other communications hereunder to any party shall be in writing and shall be delivered in person or duly sent by overnight courier, facsimile transmission or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the addressor listing all parties:

        (a) If to a member of the Seller Group or any of the LLC's, to:

          Presencia en Medios, SA de CV
          Palmas # 735-206
          Mexico DF 11000
          MEXICO
          Attn: Eduardo Sitt

          With a copy (which shall not constitute notice) to:

          Fried Frank Harris Shriver & Jacobson
          One New York Plaza
          New York, NY 10004
          Facsimile: 212-859-4000
          Attn: Joseph A. Stern, Esq.

        (b) If to the Purchaser or Newco:

           Princeton Video Image, Inc.
           15 Princess Road
           Lawrenceville, N.J. 08648
           Facsimile: 609-912-0044

           With a copy (which shall not constitute notice) to:

           Smith, Stratton, Wise, Heher & Brennan
           600 College Road East
           Princeton, New Jersey 08540
           Facsimile: 609-987-6651
           Attn: Richard J. Pinto, Esq.

All such notices and communications shall be deemed to have been given in the case of (a) facsimile transmission on the date sent, (b) personal delivery on the date of such delivery, (c) overnight courier on the day following delivery to such courier and (d) mailing on the third day after the posting thereof.

     15. Changes. The terms and provisions of this Agreement may not be modified or amended, or any of the provisions hereof waived, temporarily or permanently, except pursuant to the consent of the affected party.

     16. Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

     17. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

     18. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey, without regard to conflict of laws.

     19. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     20. Arbitration. Any dispute that arises under this Agreement shall be referred by either party to arbitration, which shall be conducted in accordance with the rules of the American Arbitration Association (the "Rules"), and which shall take place in Princeton, New Jersey. In the event of an arbitration involving only two of the parties hereto, there shall be three arbitrators of whom each of the claimant and the respondent shall select one in accordance with the Rules. The two named arbitrators shall select a third arbitrator to serve as presiding arbitrator within thirty (30) calendar days of the selection of the second arbitrator. In the event of an arbitration involving more than two parties, there shall be three arbitrators who shall be jointly nominated by the parties. If any arbitrator has not been named within the time limits specified herein and in the Rules, such appointment shall be made by the American Arbitration Association upon the written request of any claimant or respondent within thirty (30) calendar days of such request. The decision of such arbitrators shall be binding, final and unappealable by the parties The fees and expenses associated with any such arbitration shall be borne as the arbitrator determines.

     21. Adjustments. All references herein to a specific number of PVI Securities, including the number of PVI Securities, the PVI Common Stock ownership threshold specified in Section 7.1(a), and the limit of 650,000 shares set forth in Section 8.5, and the $4.00 formula price per share for the release of Escrow Shares under Section 2.6(b) hereof, shall be appropriately adjusted to reflect any reclassification, recapitalization or reorganization of the Purchaser's securities, or any stock split, reverse stock split, stock dividend or similar event.

     22. Further Assurances. The parties hereto shall, subsequent to the date hereof, execute and deliver such further documentation, and take such further action, in each case without cost to the other party, as shall be reasonably requested by such other party hereto to further evidence and perfect the completion of the transactions contemplated hereby.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on their behalf.

                                          PRINCETON VIDEO IMAGE, INC.

                                          By: /s/  DENNIS P. WILKINSON
                                            ------------------------------------
                                          Name: Dennis P. Wilkinson
                                          Title: CEO

                                          PRINCETON VIDEO IMAGE
                                          LATIN AMERICA, LLC

                                          By: /s/  DENNIS P. WILKINSON
                                            ------------------------------------
                                          Name: Dennis P. Wilkinson
                                          Title: CEO

                                          SELLER:


                                          PRESENCIA EN MEDIOS, S.A. de C.V.


                                          By: /s/      DAVID SITT
                                            ------------------------------------
                                          Name: David Sitt
                                          Title: Director General

                                          PRESENCE IN MEDIA LLC

                                          By: /s/      DAVID SITT
                                            ------------------------------------
                                          Name: David Sitt
                                          Title: Director General

                                          VIRTUAL ADVERTISEMENT LLC

                                          By: /s/      DAVID SITT
                                            ------------------------------------
                                          Name: David Sitt
                                          Title:

                                          PVI LA, LLC

                                          By: /s/      DAVID SITT
                                            ------------------------------------
                                          Name: David Sitt
                                          Title:

                                DESIGNATED PARTIES:

                               /s/    BY POWER OF ATTORNEY DAVID SITT
                               -------------------------------------------------
                                Eduardo Sitt

                               /s/               DAVID SITT
                                ------------------------------------------------
                                David Sitt

                               /s/            ROBERTO SONABEND
                                ------------------------------------------------
                                Roberto Sonabend

                                                                      APPENDIX B


                          AGREEMENT AND PLAN OF MERGER


     This AGREEMENT AND PLAN OF MERGER (the "Agreement and Plan of Merger") is entered into as of March 16, 2001, by and between Princeton Video Image, Inc., a New Jersey corporation (the "Parent") and Princeton Video Image, Inc., a Delaware corporation (the "Subsidiary").


                             PRELIMINARY STATEMENT

     The Parent and the Subsidiary deem it advisable and in the best interests of both entities that the Parent be merged with and into the Subsidiary on the terms and conditions set forth in this Agreement and Plan of Merger.

     NOW, THEREFORE, in consideration of the Preliminary Statement and the mutual covenants contained herein, the parties hereto agree as follows:

     1. The Parent will be merged with and into the Subsidiary (the "Merger") pursuant to the provisions of the New Jersey Business Corporation Act (the "New Jersey Corporation Act") and the Delaware General Corporation Act (the "Delaware Corporation Act"). The Subsidiary will be the surviving entity (the "Surviving Corporation") from and after the Effective Time (as hereinafter defined) and will continue to exist under its present name pursuant to the provisions of the Delaware Corporation Act. Upon the Effective Time, the Surviving Corporation shall succeed to all of the rights, privileges, powers and property of the Parent in the manner of and as more fully set forth in the Delaware Corporation Act and the New Jersey Corporation Act. The separate existence of the Parent will cease at the Effective Time in accordance with the provisions of the New Jersey Corporation Act.

     2. The Certificate of Incorporation and By-laws of the Subsidiary that are in force and effect at the Effective Time will be the Certificate of Incorporation and By-laws of the Surviving Corporation until amended pursuant to the provisions thereof and the provisions of the Delaware Corporation Act.

     3. The directors and officers of the Parent at the Effective Time will be the directors and officers of the Surviving Corporation, all of whom will hold their positions until the election and qualification of their respective successors, or until their tenure is otherwise terminated, as provided in the By-laws of the Surviving Corporation or the Delaware Corporation Act.

     4. Each outstanding share of Common Stock, no par value, of the Parent will be converted, at the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, into one fully paid and non-assessable share of Common Stock, $.001 par value, of the Surviving Corporation. From and after the Effective Time, each certificate which, prior to the Effective Time, represented shares of Common Stock of the Parent shall evidence ownership of shares of Common Stock of the Surviving Corporation. Upon the surrender to the Surviving Corporation of any certificates previously evidencing shares of Common Stock of the Parent by any holder thereof, the Surviving Corporation shall issue to such holder certificates evidencing an equal number of shares of Common Stock of the Surviving Corporation.

     5. Each outstanding share of Series A Redeemable Preferred Stock, $4.50 par value, of the Parent will be converted, at the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, into one fully paid and non-assessable share of Series A Redeemable Preferred Stock, $4.50 par value, of the Surviving Corporation. Each outstanding share of Series B Redeemable Preferred Stock, $5.00 par value, of the Parent will be converted, at the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, into one fully paid and non-assessable share of Series B Redeemable Preferred Stock, $5.00 par value, of the Surviving Corporation. From and after the Effective Time, each certificate which, prior to the Effective Time, represented shares of Series A Redeemable Preferred Stock of the Parent and each certificate which, prior to the Effective Time, represented shares of Series B Redeemable Preferred Stock of the Parent shall evidence ownership of shares of Series A Redeemable Preferred Stock and Series B Redeemable Preferred Stock, as applicable, of the Surviving Corporation. Upon the surrender to the Surviving Corporation of any certificates previously evidencing shares of Series A Redeemable Preferred Stock of the

Parent or Series B Redeemable Preferred Stock of the Parent by any holder thereof, the Surviving Corporation shall issue to such holder certificates evidencing an equal number of shares of Series A Redeemable Preferred Stock or Series B Redeemable Preferred Stock, as applicable, of the Surviving Corporation.

     6. Any warrants or options to purchase shares of Common Stock of the Parent outstanding at the Effective Time, by virtue of the Merger and without any action on the part of the holders thereof, shall be converted into and become warrants or options to purchase an equal number of shares of Common Stock of the Surviving Corporation upon the same terms and conditions as are contained in such warrants or options. Upon the surrender to the Surviving Corporation of any instrument previously evidencing warrants or options by any holder thereof, the Surviving Corporation shall issue to such holder an instrument evidencing the right to purchase that number of shares of Common Stock of the Surviving Corporation equal to the number of shares of Common Stock of the Parent for which the instrument surrendered was exercisable.

     7. Each outstanding share of capital stock of the Subsidiary will be cancelled and retired at the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof.

     8. The parties hereto agree that they will cause to be done any and all acts and things, and cause to be executed, delivered, filed, and recorded any and all instruments, papers, and documents prescribed by the laws of the State of New Jersey and the State of Delaware, which are or become necessary, proper, or convenient to effectuate the Merger or to carry out or put into effect any of the provisions of this Agreement and Plan of Merger.


     9. The Merger will become effective upon the filing of certificates of merger with the State of New Jersey and the State of Delaware (the "Effective Time"), provided that the Merger shall not become effective unless and until the shareholders of the Parent have approved the Merger in accordance with the New Jersey Corporation Act.


     10. This Agreement and Plan of Merger shall be governed by, and construed and interpreted in accordance with, the laws of the State of New Jersey, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws; provided, however, that the consummation and effectiveness of the Merger shall be governed by and construed in accordance with the laws of the State of Delaware and the laws of the State of New Jersey.

     11. It is the intent that this Agreement and Plan of Merger shall be considered a statutory merger and shall be undertaken, as contemplated by
Section 368(a)(1)(F) of the Internal Revenue Code (the "Code") and under other applicable section of the Code; that this Agreement and Plan of Merger shall be considered a "plan of reorganization" for such purposes; and that the conversion of the shares of the Parent into shares of the Surviving Corporation shall be considered a non-taxable event pursuant to Section 354 of the Code.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement and Plan of Merger as of the day first above written.

                                          PRINCETON VIDEO IMAGE, INC.,
                                            a New Jersey corporation


                                          By: /s/  DENNIS P. WILKINSON

                                            ------------------------------------

                                            Dennis P. Wilkinson


                                            President and Chief Executive
                                              Officer


                                          PRINCETON VIDEO IMAGE, INC.,
                                            a Delaware corporation


                                          By: /s/  DENNIS P. WILKINSON

                                            ------------------------------------

                                            Dennis P. Wilkinson


                                            President and Chief Executive
                                              Officer

                                                                      APPENDIX C


                              AMENDMENT AGREEMENT

     THIS AMENDMENT AGREEMENT (this "Agreement") is dated as of February 4, 2001 and is made by and among Presencia en Medios, S.A., a Mexican corporation, Eduardo Sitt, David Sitt and Roberto Sonabend, Presence in Media LLC, a Delaware limited liability company, Virtual Advertisement LLC, a Delaware limited liability company, PVI LA, LLC, a Delaware limited liability company, Princeton Video Image, Inc., a New Jersey corporation, and Princeton Video Image Latin America, LLC, a New Jersey limited liability company.

                             PRELIMINARY STATEMENTS

     A. The parties hereto are parties to a Reorganization Agreement dated as of December 28, 2000 (the "Reorganization Agreement").

     B. The Purchaser (as defined in the Reorganization Agreement) has asked members of the Seller Group (as defined in the Reorganization Agreement) to waive certain rights provided to them by the Reorganization Agreement and to become parties to a Shareholders Agreement to be executed in connection with a transaction between the Purchaser and a third party.

     C. In consideration of the matters set forth in Paragraph B of these Preliminary Statements, the parties hereto wish to amend certain sections of the Reorganization Agreement and to provide for the issuance by the Purchaser to the Seller (as defined in the Reorganization Agreement) of warrants to purchase the Purchaser's common stock.

     In consideration of the premises and the mutual promises hereinafter set forth, the parties hereby agree as follows:

          1. Definitions. All capitalized terms used in this Agreement shall have the meanings assigned to them in the Reorganization Agreement.

          2. Amendment of Section 2.6(a). Section 2.6(a) of the Reorganization Agreement is hereby amended to read in its entirety as follows:

             "(a) Subject to payment to the Purchaser of claims under the indemnity provisions or Section 8.7 of this Agreement and subject further to Section 9.4 hereof and except as provided in this Section 2.6, the Purchaser shall hold the Escrow Shares for the exclusive benefit of the Purchaser until released as provided in this Section 2.6 (provided that the Escrow Shares shall remain in escrow for such additional time as is necessary to permit the resolution of any disputes). The parties further agree that the Purchaser shall be entitled to set off from the Escrow Shares a number of Escrow Shares having a Fair Market Value at the time of setoff equal to any amounts that any member of the Seller Group is required to pay to the Purchaser or its officers, directors, employees, agents or Subsidiaries under this Agreement, or in the case of a violation of Section 8.7 of this Agreement, all of the Escrow Shares, provided that (i) any Escrow Shares that the Purchaser seeks to set off shall remain in escrow until the resolution of any disputes relating to the amount at issue, and (ii) prior to setting off any Escrow Shares under this Section 2.6, the Purchaser shall send to the Seller a written notice setting forth with reasonable specificity the nature of the claim, the amount claimed and any additional information reasonably necessary to allow the Seller to evaluate the validity of the claim under the terms of this Agreement. Following receipt of such written notice, the Seller shall have thirty
        (30) calendar days to evaluate and, at its own expense and at no cost or unreasonable burden to the Purchaser or its officers, directors, employees, agents or Subsidiaries, investigate the merits of the claim. If the Seller fails to deliver a written notice to the Purchaser challenging such claim within such 30-day period, and if the Seller does not pay such claim in cash, the parties agree that the Purchaser shall be entitled to deduct from the Escrow Shares a number of Escrow Shares with a Fair Market Value equal to the entire unpaid amount of such claim, or in the case of a violation of Section 8.7 of this Agreement, all of Escrow Shares, such shares shall no longer be part of the Escrow Shares and the Seller and LLC-1 shall have no further right, title or interest in or to such shares. In the event that the Seller delivers to the Purchaser a written notice within such 30-day period challenging the validity or amount of such claim, the parties agree to make a good faith effort to resolve the dispute through negotiation within ten (10) days of the date on which such written notice is delivered to the Purchaser. In the event that no resolution is reached within such 10-day period (or such longer period as the parties agree to in writing), either party may refer such dispute to arbitration in accordance with Section 20 of this Agreement. On the second anniversary of the Closing Date, the Escrow Sale Shares and the Escrow Merger Shares shall be delivered to the Seller and LLC-1, respectively; provided, however, that the Purchaser shall at all times retain a number of Escrow Shares with a Fair Market Value equal to one hundred ten percent (110%) of any amount that is in dispute (or all of the Escrow Shares if the Fair Market Value of the Escrow Shares is less than one hundred ten percent (110%) of such amount); provided further, that as soon as reasonably possible following the resolution of any dispute, the Purchaser shall deliver the Escrow Sale Shares and the Escrow Merger Shares which were withheld in connection with such dispute but not set-off by the Purchaser to the Seller and LLC-1, respectively. Notwithstanding anything to the contrary contained in this Section 2.6(a), the Seller may, at its option, pay in cash any amounts due to the Purchaser hereunder with respect to which the Purchaser would otherwise be entitled to retain Escrow Shares."

          3. Amendment of Section 7.1(a). Section 7.1(a) of the Reorganization Agreement is hereby amended to read in its entirety as follows:

             "(a) Board Representation. As used herein "Required Number of Directors" shall mean a number of members of the PVI Board determined as follows:

FROM AND AFTER THE CLOSING DATE, IF THE NUMBER OF SHARES OF
PVI COMMON STOCK HELD BY THE SELLER GROUP REPRESENTS A        THEN THE NUMBER OF
PERCENTAGE OF ALL OUTSTANDING PVI COMMON STOCK THAT IS       REQUIRED DIRECTORS IS
-----------------------------------------------------------  ---------------------
Greater than 10%...........................................            3
Greater than 3% but less than or equal to 10%..............            1

        provided that from and after the first date after the Closing Date on which the number of shares of PVI Common Stock held by the Seller Group is less than fifty percent (50%) of the number of shares of PVI Common Stock held by the Seller Group immediately following the Closing, the Required Number of Directors shall be reduced to zero. From and after the Closing Date, the Purchaser agrees to take such action as may be necessary to (i) nominate and recommend for election the Required Number of Directors designated by the Seller; (ii) as long as the Required Number of Directors is at least one (1), nominate as a director of each of (w) the Corporation, (x) any entity of which the Corporation is a Subsidiary (other than any entity of which the Purchaser is a direct or indirect Subsidiary), (y) any entity which is a Subsidiary of the Corporation and (z) any Subsidiary of the Purchaser as to which a member of the PVI Board who is not a full-time employee of the Purchaser is then serving as a director which Subsidiary is actively undertaking business or has conducted or proposes to conduct any debt or equity financing other than with the Purchaser or any of its Subsidiaries, one
        (1) individual designated by the Seller and at any time when the Purchaser or any of its Subsidiaries owns a majority of the voting securities of such entity cause the election as a director of such designee at each annual meeting of shareholders of such entity, provided that this subsection (ii) of this Section 7.1(a) shall not apply to the board of directors of the Corporation at any time when David Sitt or Roberto Sonabend is a member of such board of directors; and (iii) as long as the Required Number of Directors is at least one (1), appoint to such committees of the PVI Board as the Seller shall request and the nominating committee shall approve, such approval not to be unreasonably withheld (provided that such committees shall constitute not less than one-half of the committees of the PVI Board and shall include the nominating committee and the executive committee at any time when such committees exist) one (1) of the members of the PVI Board that was designated by the Seller. The initial designees of the

        Seller to the PVI Board shall be Emilio Romano, Jaime Serra Puche and Eduardo Sitt. The Purchaser or its Subsidiary, as applicable, shall provide the Seller with not less than 75 days' prior notice of any meeting at which directors are to be elected. The Seller shall give notice to the Purchaser or its Subsidiary no later than 60 days prior to such meeting of the persons designated by it as nominees for election as directors. If the Seller fails to give notice to the Purchaser or its Subsidiary as provided above, the designees of the Seller then serving as directors shall be its designees for re-election. In the event a designee of the Seller is unwilling or unable to serve as a director of a Subsidiary of the Purchaser or on the PVI Board or a committee thereof, the Seller shall be entitled to designate a replacement member as a director of such Subsidiary or to the PVI Board or a committee thereof, as the case may be, which the Purchaser agrees to recommend for election or appointment at any applicable meeting of the PVI Board or shareholders of the Purchaser or such Subsidiary. All members of the Seller Group shall vote all shares over which they exercise voting control in favor of the designees of the Seller. If the shareholders of the Purchaser do not elect the designee(s) of the Seller as director(s) of the Purchaser, the Purchaser shall take all action required to increase the size of its Board of Directors by the number of designees not elected and shall appoint such designees to fill such newly-created directorships. The Seller agrees that it may not designate an employee of the Purchaser or any Subsidiary of the Purchaser for election to the board of directors of a Subsidiary of the Purchaser, the PVI Board, or any committee thereof, unless such board of directors or the PVI Board already contains an employee of the Purchaser other than the Chairman and the Chief Executive Officer of the Purchaser. So long as the Required Number of Directors is at least one (1), a designee of the Seller shall be entitled to receive prompt notice of, and to attend, meetings of all committees of the PVI Board of which a designee of the Seller is not a member."

          4. Amendment of Section 8.9. Section 8.9 of the Reorganization Agreement is hereby amended to read in its entirety as follows:

             "8.9 Termination. Subject to Section 9.4 hereof, the obligations of the members of the Seller Group pursuant to Sections 8.4 and 8.5 of this Agreement shall terminate on the earliest of (i) the consummation of the Second Closing (as such term is defined in the Stock and Warrant Purchase Agreement dated as of February 4, 2001 among the Purchaser and PVI Holding, LLC), (ii) February 4, 2002, (iii) the first date on which the Seller Group owns in the aggregate less than ten percent (10%) of the outstanding PVI Common Stock, (iv) the date on which Dennis P. Wilkinson ceases to be the chief executive officer of the Purchaser and
        (v) the date on which any third party or "group" (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) (other than the Seller Group) acquires thirty percent (30%) or more of PVI Common Stock except in a transaction approved by the PVI Board, the obligations of the members of the Seller Group pursuant to Section 8.6 of this Agreement and the proxy referred to in the last sentence of
        Section 8.6 shall terminate on the earliest to occur of the dates set forth in the preceding subsections (ii) through (v), and the obligations of the members of the Seller Group pursuant to the remainder of Section 8 of this Agreement shall terminate on the fourth anniversary of the date of this Agreement, provided that the obligations of the members of the Seller Group pursuant to Section 8.7 will terminate if Purchaser or any of its Affiliates breaches an obligation under the Transaction Documents and fails to cure such breach within 10 days after notice from the Seller."

          5. Amendment of Section 10.2. Section 10.2 of the Reorganization Agreement is hereby amended to read in its entirety as follows:

             "10.2 Cut-Off Date. By the Purchaser or the Seller upon five (5) days' notice to the other if the Closing shall not have occurred on or before July 31, 2001 or such other date, if any, as the Seller and the Purchaser shall agree upon in writing;"

          6. Warrants. Concurrently with the consummation of the Second Closing, the Purchaser will deliver to the Seller warrants (the "Warrants") which entitle the Seller to purchase 500,000 shares of the

     Purchaser's common stock at any time after the date of issuance (the "Issuance Date") until and including the third anniversary of the Issuance Date (the "Expiration Date") at the following prices:

             (A) $8.00 per share from the Issuance Date until and including the first anniversary of the Issuance Date;

             (B) $9.00 per share from the first anniversary of the Issuance Date until and including the second anniversary of the Issuance Date; and

             (C) $10.00 per share from the second anniversary of the Issuance Date until and including the Expiration Date,

     on the terms set forth in the form of the warrant certificate attached hereto as Exhibit A.

          7. Delivery of Shareholders Agreement and Side Agreement.
     Concurrently with the execution of this Agreement, the members of the Seller Group have delivered to the Purchaser the Shareholders Agreement and the Side Agreement, each dated as of February 4, 2001 and each among the Purchaser and the other parties named therein.

          8. Remainder of Agreement Unaffected. Except as specifically provided herein, the Reorganization Agreement shall remain in full force and effect and shall be unaffected by this Agreement.

          9. Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

          10. Effective Date. This Agreement shall become effective immediately prior to the consummation of the First Closing (as such term is defined in the Stock and Warrant Purchase Agreement dated as of February 4, 2001 between the Purchaser and PVI Holding, LLC).

                                * * * * * * * *

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on their behalf.

                                          PRINCETON VIDEO IMAGE, INC.

                                          By: /s/  DENNIS P. WILKINSON
                                            ------------------------------------
                                          Name: Dennis P. Wilkinson
                                          Title: CEO

                                          PRINCETON VIDEO IMAGE
                                            LATIN AMERICA, LLC

                                          By: /s/  DENNIS P. WILKINSON
                                            ------------------------------------
                                          Name: Dennis P. Wilkinson
                                          Title: CEO

                                          SELLER:


                                          PRESENCIA EN MEDIOS, S.A. de C.V.


                                          By: /s/      DAVID SITT
                                            ------------------------------------
                                          Name: David Sitt
                                          Title: Director General

                                          PRESENCE IN MEDIA LLC

                                          By: /s/      DAVID SITT
                                            ------------------------------------
                                          Name: David Sitt
                                          Title:

                                          VIRTUAL ADVERTISEMENT LLC

                                          By: /s/      DAVID SITT
                                            ------------------------------------
                                          Name: David Sitt
                                          Title:

                                          PVI LA, LLC

                                          By: /s/      DAVID SITT
                                            ------------------------------------
                                          Name: David Sitt
                                          Title:

                                DESIGNATED PARTIES:

                                /s/    BY POWER OF ATTORNEY DAVID SITT
                                ------------------------------------------------
                                                  Eduardo Sitt

                                /s/              DAVID SITT
                                ------------------------------------------------
                                                   David Sitt

                                /s/           ROBERTO SONABEND
                                ------------------------------------------------
                                                Roberto Sonabend

                                                                      APPENDIX D


                      STOCK AND WARRANT PURCHASE AGREEMENT

     THIS STOCK AND WARRANT PURCHASE AGREEMENT (this "Agreement") is made as of February 4, 2001 between Princeton Video Image, Inc., a New Jersey corporation (the "Company"), and PVI Holding, LLC, a Delaware limited liability company (the "Purchaser"). The parties hereby agree as follows:

     1. Authorization and Sale of the Common Shares and Warrants.

     1.1 Authorization. The Company has authorized the issuance and sale pursuant to the terms and conditions hereof of 15,471,908 shares of its Common Stock, including shares of Common Stock issuable upon exercise of the Warrants described below.

     1.2 Sale and Issuance of the Shares and Warrants; Consideration. Subject to the terms and conditions hereof,

          (a) on the business day after the consummation of the conditions precedent to the issuance thereof in Sections 5.1 and 5.2 have been satisfied or waived (the "First Closing Date"), the Company will issue and sell to the Purchaser and the Purchaser will purchase from the Company 2,007,909 shares of Common Stock (the "First Shares") in consideration for $5,019,772.50; and

          (b) on the Second Closing (as defined below), the Company will issue and sell to the Purchaser and the Purchaser will purchase from the Company:

             (i) 1,992,091 shares of Common Stock (the "Second Shares", and together with the First Shares, the "Initial Shares") in consideration for $4,980,227.50; and

             (ii) warrants (the "Warrants") which entitle the Purchaser to purchase 11,471,908 shares of the Company's Common Stock (subject to adjustment pursuant to the footnote to the form of Warrant Certificate attached hereto as Exhibit B) (the "Warrant Shares", and together with the Initial Shares, the "Shares") at any time after the Second Closing Date (as defined below) until and including the third anniversary of the Second Closing Date (the "Expiration Date") at the following prices:

                (A) $8.00 per share from the Second Closing Date until and including the first anniversary of the Second Closing Date;

                (B) $9.00 per share from the first anniversary of the Second Closing Date until and including the second anniversary of the Second Closing Date; and

                (C) $10.00 per share from the second anniversary of the Second Closing Date until and including the Expiration Date,

           on the terms set forth in the form of the Warrant Certificate attached hereto as in Exhibit B.

     2. Closing Date; Delivery.

     2.1 Closing Date. The closing comprising the purchase by the Purchaser and sale by the Company of the First Shares shall be held at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York 10004 on the First Closing Date or at such other time and place as the Company and the Purchaser may agree in writing (the "First Closing"). The closing comprising the purchase by the Purchaser and sale by the Company of the Second Shares and the Warrants shall be held at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York 10004 on the business day following the date upon which the conditions to the issuance thereof in Sections 5.3 and 5.4 have been satisfied or waived or at such other time and place as the Company and the Purchaser may agree in writing (the "Second Closing").

                                       D-1
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     2.2 Delivery.  Subject to the terms of this Agreement:

          (a) at the First Closing, the Company will deliver to the Purchaser a certificate representing the First Shares, in consideration for $5,019,772.50 by wire transfer of same day funds to such account or accounts as may be specified by the Company; and

          (b) at the Second Closing, the Company will deliver to the Purchaser:

             (i) a certificate representing the Second Shares, in consideration for $4,980,227.50 by wire transfer of same day funds to such account or accounts as may be specified by the Company; and

             (ii) a certificate evidencing the Warrants.

     3. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser that (except as set forth on a Schedule of Exceptions attached hereto as Exhibit C, which exceptions shall be deemed to be representations and warranties as if made hereunder):

     3.1 Organization and Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey and has all requisite corporate power and authority to carry on its businesses as now conducted and as proposed to be conducted. At the time of and continuing after the merger of the Company with and into Princeton Video Image, Inc., a Delaware corporation with the certificate of incorporation substantially in the form attached as Exhibit A-1 hereto and bylaws substantially in the form attached as Exhibit A-2 hereto (the "Delaware Company"), the Delaware Company will be a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and will have all requisite corporate power and authority to carry on its businesses as now conducted and as proposed to be conducted. The Company is qualified or licensed to do business as a foreign corporation in all jurisdictions where such qualification or licensing is required, except where the failure to so qualify could not have a material adverse effect on the financial condition, properties, business, prospects or results of operations of the Company. For the purpose of this Agreement, where the context requires, the terms "Company" and "Delaware Company" may be used interchangeably to refer to Insert, Inc. after the reincorporation.

     3.2 Corporate Power. The Company has all requisite corporate power and authority necessary for the authorization, execution and delivery of this Agreement, the Registration Rights Agreement in the form attached hereto as Exhibit D (the "Registration Rights Agreement"), the Shareholders Agreement in the form attached hereto as Exhibit E (the "Shareholders Agreement"), the L-VIS License Agreement in the form attached hereto as Exhibit F-1 (the "License Agreement") and the Joint Collaboration and License Agreement, which definitive agreement will be based on the terms set forth in Exhibit F-2 attached hereto (the "Joint Collaboration and License Agreement"). This Agreement, the Registration Rights Agreement, the Shareholders Agreement, the License Agreement and the Joint Collaboration and License Agreement (together, the "Transaction Documents") are valid and legally binding obligations of the Company, enforceable in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, moratorium, and other laws of general application affecting the enforcement of creditors' rights.

     3.3 Subsidiaries; Other Entities.

     (a) The Company owns or controls, directly or indirectly, the majority of voting power of the entities listed on Exhibit G-1 attached hereto (each, a "Subsidiary"). Each Subsidiary has all requisite corporate power and authority to own and lease its properties, to carry on its business as presently conducted and to carry out the transactions contemplated hereby. Each Subsidiary is qualified to do business as a foreign corporation in those jurisdictions in which such qualification is necessary in order to undertake its respective business and is not qualified to do business as a foreign corporation only in such other jurisdictions in which the failure to be so qualified will not have a material adverse effect on such Subsidiary's financial condition, properties, business, prospects or results of operations. Exhibit G-1 attached hereto sets forth the details of ownership of the securities of each Subsidiary and the details of any existing equity interests and Rights in relation to each Subsidiary. The Company owns all such securities of each Subsidiary free and clear of any lien, encumbrance or similar right. Except for the Subsidiaries, the Company does not control, directly or indirectly, any other corporation, partnership, joint venture, limited liability company, association or business entity or other similar entity.

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

     (b) Exhibit G-2 attached hereto sets forth the entities in which the Company has an economic interest ("Investments"), the details of ownership of the securities of each such entity and the details of any existing equity interests and Rights in relation to each such entity. The Company owns all securities of each Investment free and clear of any lien, encumbrance or similar right.

     3.4 Capitalization.

     (a) The authorized capital stock of the Company is (i) 40,000,000 shares of Common Stock, no par value, (ii) 1,000,000 shares of Preferred Stock, (iii) a series of 167,000 shares of such class of Preferred Stock designated as the Series A Redeemable Preferred Stock, $4.50 par value ("Series A Redeemable Preferred Stock") and (iv) a series of 93,300 shares of such class of Preferred Stock designated as the Series B Redeemable Preferred Stock, $5.00 par value ("Series B Redeemable Preferred Stock"). There are issued and outstanding 10,089,995 shares of the Common Stock, 11,363 shares of Series A Redeemable Preferred Stock, 12,834 shares of Series B Redeemable Preferred Stock and no other Preferred Stock. All such issued and outstanding shares have been duly authorized and validly issued, are fully paid and nonassessable, and were issued in compliance with all applicable state and federal laws concerning the issuance of securities. The holders of any and all options, warrants, securities, rights or other interests convertible into or exchangeable for, or otherwise giving the holder thereof the right to purchase or acquire, directly or indirectly, from the Company or, to the best knowledge of the Company, from any other Person any shares of Common Stock or any other such option, warrant of security, right or instrument, including, without limitation, unvested warrants, out-of-the-money options, securities issued in any acquisition transaction, and any instrument of the value of which is measured by reference to the value of the Common Stock (individually or collectively, "Rights"), along with the number of shares of capital stock issuable upon exercise of such Rights and the agreements upon which the Rights are based, are set forth in Exhibit H hereto. The information regarding the nature and amount of shares of Common Stock and Rights set forth in Exhibit K attached hereto is accurate.

     (b) The Company has reserved 2,160,000 shares of Common Stock (and upon obtaining shareholder approval, will have reserved 5,160,000 shares of Common Stock) for issuance to employees, consultants, officers or directors upon exercise of options granted or to be granted under stock or other option plans or arrangements approved by the Board of Directors of the Company (the "Company's Board").

     (c) Except as set forth in this Agreement and the Registration Rights Agreement, there are no outstanding Rights or agreements for the purchase or acquisition from the Company of any shares of its capital stock, including without limitation, agreements providing for the payment to be made in the form of shares of Common Stock or Rights.

     (d) Except for the Shareholders Agreement executed concurrently herewith, the Company is not a party or subject to any agreement or understanding between any persons or entities, which affects or relates to the voting or giving of written consents with respect to any securities.

     3.5 Authorization.

     (a) Corporate Action. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the sale and issuance of the Shares and the Warrants and the authorization, execution and performance of the Company's obligations hereunder and under the other Transaction Documents in the case of the First Shares, have been taken and, in the case of the Second Shares and the Warrants, other than the approval of the Company's shareholders have been taken.

     (b) Shareholder Approval. The approval by the Company's shareholders of this Agreement and the other Transaction Documents (i) is not required for the issuance and sale of the First Shares, (ii) with respect to the issuance and sale of the Second Shares, the Warrants and the Warrant Shares, and (iii) with respect to the re-incorporation of the Company in Delaware as the Delaware Company, requires an affirmative vote of a majority of the votes cast at a meeting of shareholders of the Company at which a quorum is present and is the only vote of holders of any class or series of the Company's securities necessary to approve the Company's actions taken or to be taken in connection with this Agreement and the other Transaction Documents.

     (c) Valid Issuance. The Shares when issued in compliance with the provisions of this Agreement will be duly and validly issued, fully paid and nonassessable and will be free of any liens or encumbrances. The rights and restrictions of the Shares are as set forth in the Certificate of Incorporation. Each of the Warrants when issued in compliance with the provisions of this Agreement will be duly and validly issued and free of any liens or encumbrances. The Second Shares and the Warrant Shares have been duly and validly reserved for issuance. The Shares when issued and delivered in accordance with the terms of this Agreement and the Warrants (with respect to the Warrant Shares) will not be subject to any preemptive rights or rights of first refusal, and the Shares will be entitled to full and unencumbered voting rights consistent with the provisions of the Company's Certificate of Incorporation.

     3.6 No Preemptive Rights. No person has any right of first refusal or any preemptive rights in connection with (i) the issuance of the Shares or (ii) any future issuances of securities by the Company.

     3.7 Intellectual Property Rights.

     (a) "Intellectual Property Rights" means all domestic and foreign patents, trademarks, copyrights, service marks, and applications and registrations therefor, and all software, technical data and designs, trade names, customer lists, trade secrets, proprietary processes and formulae, inventions, know-how, other confidential and proprietary information, and other industrial and intellectual property rights. The Company and its Subsidiaries owns or is licensed to use all of the Intellectual Property Rights used by the Company to carry on its business as presently conducted and as presently proposed to be conducted. Exhibit I-1 attached hereto sets forth a true and complete list of all domestic and foreign patents, domestic and foreign trademarks, domestic and foreign service marks, domestic and foreign copyrights, and applications and registrations therefor, owned or controlled by the Company or its Subsidiaries. All registered or issued patents, copyrights, trademarks, and service marks, and applications therefor owned or controlled by the Company or its Subsidiaries are in full force and effect. All prior art known to the Company or its Subsidiaries which may be or may have been pertinent to the examination of any United States patent or patent application listed on Exhibit I-1 attached hereto has been cited to the United States Patent and Trademark Office.

     (b) Except with respect to the Licensed Rights (as defined herein), the Company has good, valid and subsisting title to all of the Intellectual Property Rights used by the Company or its Subsidiaries to carry on its business as presently conducted, free and clear of all liens, mortgages, security interests, pledges, charges and encumbrances, and, to the Company's best knowledge, third party claims of any ownership rights, title or interest. The Company or its Subsidiaries has the right to bring infringement actions with respect to the Intellectual Property Rights owned or controlled by the Company and its Subsidiaries. Intellectual Property Rights conceived by employees or consultants of the Company or its Subsidiaries and related to the business of the Company or its Subsidiaries were "works for hire", and all right, title, and interest therein were transferred and assigned to the Company or its Subsidiaries.

     (c) To the Company's best knowledge, the Company does not use, market or sell, nor proposes to use, market or sell, any product or service that violates or would violate any Intellectual Property Right of a third party. Other than as identified in Exhibit I-2, there is no pending or threatened claim or litigation against the Company (i) contesting the Company's or its Subsidiaries' right to use Intellectual Property Rights to carry on its business as presently conducted, (ii) asserting the invalidity, unenforceability or misuse of any Intellectual Property Rights owned or controlled by the Company or its Subsidiaries, or (iii) asserting the infringement or other violation of, or conflict with, any Intellectual Property Rights of a third party. Other than as identified in Exhibit I-3, the Company is not aware of any third party that uses, markets or sells or proposes to use, market or sell, any product or service that violate, or would violate or is in conflict with the Intellectual Property Rights owned or controlled by the Company or its Subsidiaries.

     (d) None of the Intellectual Property Rights owned or controlled by the Company or its Subsidiaries are subject to any outstanding judgment or contract restricting the use thereof by the Company or its Subsidiaries. Other than in the ordinary course of business consistent with past practices, neither the Company nor its Subsidiaries has entered into any agreement to indemnify any other Person against any charge of infringement of any Intellectual Property Rights. Any agreement, contract or other representations or commitment by the

Company or its Subsidiaries to indemnify a third party with respect to Intellectual Property Rights owned or controlled by the Company or its Subsidiaries is identified in Exhibit I-4 attached hereto.

     (e) Exhibit I-5 attached hereto sets forth all agreements, memorandums or other undertakings that grant licenses, sublicenses or other rights of use of any Intellectual Property Rights owned by a third party and licensed to the Company or its Subsidiaries (the "Licensed Rights"). Such Licensed Rights are valid and authorized by the terms under which the Company or its Subsidiaries licenses or otherwise uses such Licensed Rights. The Company and its Subsidiaries are not in default in the payment of any royalties, license fees or other consideration to any owner or licensor of any Licensed Rights used in or necessary for the conduct of its business as now conducted and as proposed to be conducted or to any agent or representative of any such owner or licensor by reason of the use thereof by the Company or its Subsidiaries nor otherwise is in default in any material respect in the performance of any of its obligations to any such owner or licensor, and no such owner or licensor, nor any such agent or representative, has notified the Company or its Subsidiaries of any claim of any such default.

     (f) Exhibit I-6 attached hereto sets forth all agreements, memorandums or other undertakings that grant licenses, sublicenses, or other rights of use of the Intellectual Property Rights or the Licensed Rights granted by the Company or its Subsidiaries.

     3.8 Compliance with Other Instruments. Each of the Company and its Subsidiaries is not in violation of any term of its Certificate of Incorporation or Bylaws, nor is the Company nor its Subsidiaries in violation of or in default in any material respect under the terms of any mortgage, indenture, contract, agreement, instrument, judgment or decree, the violation of which could have a material adverse effect on the financial condition, properties, business, prospects or results of operations of the Company and its Subsidiaries, individually or in the aggregate, and, to the best knowledge of the Company, is not in violation of any order, statute, rule or regulation applicable to the Company or its Subsidiaries, the violation of which could have a material adverse effect on the financial condition, properties, business, prospects or results of operations of the Company and its Subsidiaries, individually or in the aggregate. The execution, delivery and performance of and compliance with this Agreement or the other Transaction Documents, and the issuance and sale of Shares and the Warrants will not (a) result in any such violation, or (b) be in conflict with or constitute a default under any such term, or (c) result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company and its Subsidiaries, individually or in the aggregate, pursuant to any such term. To the best knowledge of the Company, there is no such term or any such order, statute, rule or regulation which adversely affects, or in the future could materially adversely affect, the financial condition, properties, business, prospects or results of operations of the Company and its Subsidiaries, individually or in the aggregate, or any of their properties or assets.

     3.9 Litigation, etc. There is no action, proceeding or investigation pending or threatened against the Company or its Subsidiaries, or their respective officers, directors or shareholders, or to the best knowledge of the Company, against employees of the Company or its Subsidiaries (or, to the best knowledge of the Company, any basis therefor or threat thereof): (a) which could result, either individually or in the aggregate, in (i) any material adverse change in the financial condition, properties, business, prospects or results of operations of the Company and its Subsidiaries, individually or in the aggregate, or in any of their properties or assets, or (ii) any material impairment of the right or ability of the Company or its Subsidiaries to carry on its business as now conducted or as proposed to be conducted, or (iii) any material liability on the part of the Company or its Subsidiaries; or (b) which questions the validity of this Agreement or the other Transaction Documents, or any action taken or to be taken in connection herewith. Neither the Company nor any of its Subsidiaries is a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company or its Subsidiaries currently pending or which the Company or its Subsidiaries currently intends to initiate.

     3.10 Consents. No consent, approval or authorization of or designation, declaration or filing with any governmental or regulatory authority, agency, commission, body or other governmental entity or by any court ("Governmental Authority") or other third party is required in connection with: (a) the valid execution and delivery of this Agreement or the other Transaction Documents; (b) the obtaining of the consents, permits and waivers specified in subsection 5.1(b) hereof with respect to the First Closing; or (c) the obtaining of the consents, permits and waivers specified in subsection 5.3(b) hereof with respect to (x) the Second Closing, other than the re-incorporation in Delaware or (y) the re-incorporation in Delaware.

     3.11 Offering. In reliance on the representations and warranties of the Purchaser in Section 4 hereof, the offer, sale and issuance of Shares and the Warrants in conformity with the terms of this Agreement will not result in a violation of the requirements of Section 5 of the Securities Act of 1933, as amended (the "Securities Act"), or the qualification or registration requirements of applicable blue sky laws.

     3.12 Taxes. Each of the Company and its Subsidiaries has filed all tax returns that are required to have been filed with appropriate federal, state, county and local governmental agencies or instrumentalities, except where the failure to do so could not have a material adverse effect on the financial condition, properties, business, prospects or results of operations of the Company and its Subsidiaries, individually and in the aggregate. Neither the Company nor its Subsidiaries have elected pursuant to the Internal Revenue Code of 1986, as amended (the "Code"), to be treated as a Subchapter S corporation or a collapsible corporation pursuant to Section 341(f) or Section 1362(a) of the Code, nor has it made any other elections pursuant to the Code (other than elections which relate solely to methods of accounting, depreciation or amortization) which could have a material effect on the financial condition, properties, business, prospects or results of operations of the Company, as presently conducted or proposed to be conducted or any of its properties or material assets. Each of the Company and its Subsidiaries has paid or established reserves for all income, franchise and other taxes, assessments, governmental charges, penalties, interest and fines due and payable by it.

     3.13 Title. Each of the Company and its Subsidiaries owns or leases all property and assets used in the conduct of its business free and clear of all liens, mortgages, loans or encumbrances except liens for current taxes and such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's or its Subsidiary's ownership (as applicable) or use of such property or assets. With respect to the property and assets leased by each of the Company and its Subsidiaries, each of the Company and it Subsidiaries is in compliance with such leases and, to the best of the Company's knowledge, holds valid leasehold interests free and clear of any liens, claims or encumbrances.

     3.14 Material Contracts and Commitments. (a) All of the Company's material agreements are set forth on the list attached hereto as Exhibit J (the "Contracts") which includes, without limitation:

          (i) all of the contracts, mortgages, indentures, agreements, instruments and transactions to which the Company is a party or by which it is bound (including purchase orders to the Company or placed by the Company) which involve obligations of, or payments to, the Company in excess of $100,000;

          (ii) all agreements between the Company and its officers, directors, consultants and employees;

          (iii) all agreements or understandings between the Company and current or potential sales affiliates, agents or distributors;

          (iv) all agreements of the Company that contain restrictions on its ability to compete;

          (v) all agreements creating an obligation to participate in a joint venture, limited liability company, partnership or similar arrangement;

          (vi) all agreements that contain provisions that require or gives either party to the agreement the option that payments by the Company be made as a percent of its revenue or in stock;

          (viii) all agreements with a term exceeding three years;

          (ix) all guarantees of the obligations of others;

          (x) all agreements granting rights of exclusivity to third parties;

          (xi) all agreements relating to the acquisition or disposition of any business or any interest therein;

          (xii) all leases of real property or material personal property or any capital leases.

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

     (b) All of the Contracts are valid, binding and in full force and effect and enforceable by and against the Company in accordance with their respective terms, subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and rules or laws concerning equitable remedies. Neither the Company nor, to the best of its knowledge, any of its counterparties is in material breach or default under any of such Contracts.

     (c) A true, correct and complete copy of each of the Contracts which are referred to in clause (a), together with all amendments, waivers or other changes thereto, has been supplied or made available via EDGAR or otherwise by the Company to the Purchaser.

     3.15 Financial Statements. The Company's financial statements, consolidated balance sheets, consolidated statements of operations and consolidated statements of cash flows for the fiscal years ended June 30, 2000 and 1999 (the "Audited Financial Statements"), reported on by PricewaterhouseCoopers LLP, have been delivered to the Purchaser. The Company's financial statements, consolidated balance sheets, consolidated statements of operations and consolidated statements of cash flows for the interim periods subsequent to June 30, 1999 and 2000 (the "Interim Financial Statements" and, together with the Audited Financial Statements, the "Financial Statements") are in accordance with the books and records of the Company, are complete and correct, and fairly and accurately present the financial condition and operating results of the Company for the periods indicated therein, all in conformity with generally accepted accounting principles ("GAAP"), except that the Interim Financial Statements do not contain footnotes or reflect the interperiod adjustments required by GAAP. As of the date of the most recent balance sheet included in the Interim Financial Statements, the Company did not have any liabilities, absolute, contingent, or otherwise, which in accordance with GAAP are required to be disclosed or reserved for other than as set forth in the Financial Statements. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with GAAP.

     3.16 No Material Adverse Change. Since June 30, 2000, there has been no material adverse change in the financial condition, operating results, assets, operations, prospects, employee relations or customer or supplier relations of the Company and its Subsidiaries, taken as a whole.

     3.17 Absence of Changes.  Since June 30, 2000:

          (a) neither the Company nor any of its Subsidiaries has entered into any transaction which was not in the ordinary course of business;

          (b) there has been no damage to, destruction of or loss of physical property (whether or not covered by insurance) materially adversely affecting the financial condition, properties, business, prospects or results of operations of the Company and its Subsidiaries, individually or in the aggregate;

          (c) neither the Company nor its Subsidiaries has declared or paid any dividend or made any distribution on its stock, or issued, offered, redeemed, purchased or otherwise acquired any of its capital stock;

          (d) neither the Company nor its Subsidiaries has materially changed any compensation arrangement or agreement with any of its key employees or executive officers, or materially changed the rate of pay of its employees as a group;

          (e) each of the Company and its Subsidiaries has not changed or amended any Contract, except as contemplated by this Agreement;

          (f) there has been no resignation or termination of employment of any key officer or employee of the Company or its Subsidiaries, and each of the Company and its Subsidiaries does not know of any impending resignation or termination of employment of any such officer or employee that, if consummated, would have a material adverse effect on the financial condition, properties, business, prospects or results of operations of the Company and its Subsidiaries, individually or in the aggregate;

          (g) there has been no change, except in the ordinary course of business, in the material contingent obligations of the Company or its Subsidiaries (or in any contingent obligation of the Company or its

                                       D-7
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     Subsidiaries regarding any director, shareholder or key employee or officer of the Company or its Subsidiaries) by way of guaranty, endorsement, indemnity, warranty or otherwise;

          (h) there have been no loans made by the Company or its Subsidiaries to any of its employees, officers or directors other than travel advances and other advances made in the ordinary course of business;

          (i) there has been no waiver by the Company or the Subsidiaries of a valuable right or of a material debt owing to it; and

          (j) there has not been any satisfaction or discharge of any lien, claims or encumbrance or any payment of any obligation by the Company or its Subsidiaries, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results or business of the Company and its Subsidiaries, individually or in the aggregate.

     3.18 Registration Rights. Other than as granted pursuant to the Registration Rights Agreement, the Company has not granted or agreed to grant any rights to register (as that term is defined in the Registration Rights Agreement) securities, including piggyback registration rights, to any person or entity which grants or agreements are effective as of the date hereof.

     3.19 Certain Transactions. Each of the Company and its Subsidiaries is not indebted, directly or indirectly, to any of its employees, officers, directors or shareholders or to their spouses or children, in any amount whatsoever; and none of said employees, officers, directors, shareholders, or any member of their immediate families, are indebted to the Company or its Subsidiaries or have any direct or indirect ownership interest in any firm or corporation with which the Company or its Subsidiaries is affiliated or with which the Company or its Subsidiaries has a business relationship. No such employee, officer, director, shareholder, or any member of their immediate families, is, directly or indirectly, interested in any material contract with the Company or its Subsidiaries. Each of the Company and its Subsidiaries is not guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

     3.20 Proprietary Information of Third Parties. No employee or consultant of the Company nor its Subsidiaries is or will be in violation of any judgment, decree, or order, or any term of any employment contract, patent disclosure agreement, or other contract or agreement relating to the relationship of any such employee or consultant with the Company or its Subsidiaries or, to the Company's best knowledge, any other party because of the nature of the business conducted or proposed to be conducted by the Company or its Subsidiaries or the use by the employee or consultant of his best efforts with respect to such business. To the Company's best knowledge, no third party has claimed or has reason to claim that any person employed or engaged by the Company or its Subsidiaries has (a) violated or may be violating any of the terms or conditions of his employment, non-competition or non-disclosure agreement with such third party, (b) disclosed or may be disclosing or utilized or may be utilizing any trade secret or proprietary information or documentation of such third party, or
(c) interfered or may be interfering in the employment relationship between such third party and any of its present or former employees. No third party has requested information from the Company or its Subsidiaries which suggests that such a claim might be contemplated. To the Company's best knowledge, no person employed by or engaged by the Company or its Subsidiaries has used or proposes to use any trade secret or any information or documentation proprietary to any former employer, and no person employed by or engaged by the Company or its Subsidiaries has violated any confidential relationship which such person may have had with any third party, in connection with the development, manufacture or sale of any product or proposed product or the development or sale of any service or proposed service of the Company or its Subsidiaries, and the Company has no reason to believe there will be any such use or violation.

     3.21 Employee Benefit Plans.

     (a) All benefit and compensation plans, contracts, policies or arrangements covering current or former employees of the Company and its Subsidiaries (the "Employees") and current or former directors of the Company, including, but not limited to, "employee benefit plans" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and deferred compensation, stock option, stock purchase, stock appreciation rights, stock based, incentive and bonus plans (the "Benefit
                                       D-8
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Plans"), are listed on Schedule III attached hereto. True and complete copies of all Benefit Plans listed on Schedule III, including, but not limited to, any trust instruments and insurance contracts forming a part of any Benefit Plans, and all amendments thereto have been provided or made available to the Purchaser.

     (b) All Benefit Plans, other than "multiemployer plans" within the meaning of Section 3(37) of ERISA, covering Employees which are subject to ERISA (the "ERISA Plans") are in substantial compliance with ERISA. Each ERISA Plan which is an "employee pension benefit plan" within the meaning of Section 3(2) of ERISA ("Pension Plan") and which is intended to be qualified under Section 401(a) of the Code, may properly rely upon a favorable determination letter issued by the Internal Revenue Service, and the Company is not aware of any circumstances likely to result in revocation of any such favorable determination letter or the loss of the qualification of such Plan under Section 401(a) of the Code. Each ERISA Plan which is intended to be part of a voluntary employees' beneficiary association within the meaning of Section 501(c)(9) of the Code has
(i) received an opinion letter from the Internal Revenue Service recognizing its exempt status under Section 501(c)(9) of the Code and (ii) filed a timely notice with the Internal Revenue Service pursuant to Section 505(c) of the Code, and the Company is not aware of circumstances likely to result in the loss of the exempt status of such ERISA Plan under Section 501(c)(9) of the Code. Neither the Company nor any of its subsidiaries has engaged in a transaction with respect to any ERISA Plan that, assuming the taxable period of such transaction expired as of the date hereof, could subject the Company or any Subsidiary to a tax or penalty imposed by either Section 4975 of the Code or Section 502(i) of ERISA in an amount which would be material.

     (c) No liability under Subtitle C or D of Title IV of ERISA has been or is expected to be incurred by the Company or any of its subsidiaries with respect to any ongoing, frozen or terminated "single-employer plan", within the meaning of Section 4001(a)(15) of ERISA, currently or formerly maintained by any of them, or the single-employer plan of any entity which is considered one employer with the Company under Section 4001 of ERISA or Section 414 of the Code (an "ERISA Affiliate"). The Company and the subsidiaries have not incurred and do not expect to incur any withdrawal liability with respect to a multiemployer plan under Subtitle E of Title IV of ERISA (regardless of whether based on contributions of an ERISA Affiliate). No notice of a "reportable event", within the meaning of Section 4043 of ERISA for which the 30-day reporting requirement has not been waived or extended, other than pursuant to PBGC Reg. Section 4043.66, has been required to be filed for any Pension Plan or by any ERISA Affiliate within the 12-month period ending on the date hereof.

     (d) All contributions required to be made under the terms of any Benefit Plan have been timely made or have been reflected on the Audited Financial Statements or the Interim Financial Statements. Neither any Pension Plan nor any single-employer plan of an ERISA Affiliate has an "accumulated funding deficiency" (whether or not waived) within the meaning of Section 412 of the Code or Section 302 of ERISA and no ERISA Affiliate has an outstanding funding waiver. Neither the Company nor any of its subsidiaries has provided, or is required to provide, security to any Pension Plan or to any single-employer plan of an ERISA Affiliate pursuant to Section 401(a)(29) of the Code.

     (e) Under each Pension Plan which is a single-employer plan, as of the last day of the most recent plan year ended prior to the date hereof, the actuarially determined present value of all "benefit liabilities", within the meaning of
Section 4001(a)(16) of ERISA (as determined on the basis of the actuarial assumptions contained in such Pension Plan's most recent actuarial valuation), did not exceed the then current value of the assets of such Plan, and there has been no material change in the financial condition of such Plan since the last day of the most recent plan year. The withdrawal liability of the Company and its subsidiaries under each Benefit Plan which is a multiemployer plan to which the Company, any of its subsidiaries or an ERISA Affiliate has contributed during the preceding 12 months, determined as if a "complete withdrawal", within the meaning of Section 4203 of ERISA, had occurred as of the date hereof, does not exceed $100,000.

     (f) There is no material pending or, to the best knowledge of the Company threatened, litigation relating to the Benefit Plans. Neither the Company nor any of its subsidiaries has any obligations for retiree health and life benefits under any ERISA Plan. The Company or the Subsidiaries may amend or terminate any such Plan at any time without incurring any liability thereunder.

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     (g) There has been no amendment to, announcement by the Company or any of its Subsidiaries relating to, or change in employee participation or coverage under, any Benefit Plan which would increase materially the expense of maintaining such Plan above the level of the expense incurred therefor for the most recent fiscal year. Neither the execution of this Agreement, shareholder approval of this Agreement nor the consummation of the transactions contemplated hereby will (i) entitle any employees of the Company or any of the Subsidiaries to severance pay or any increase in severance pay upon any termination of employment after the date hereof, (ii) accelerate the time of payment or vesting or trigger any payment or funding (through a grantor trust or otherwise) of compensation or benefits under, increase the amount payable or trigger any other material obligation pursuant to, any of the Benefit Plans, (iii) cause the Company or any of its Subsidiaries to record additional compensation expense on its income statement with respect to any outstanding stock option or other equity-based award or (iv) result in payments under any of the Benefit Plans which would not be deductible under Section 162(m) or Section 280G of the Code.

     (h) All Benefit Plans maintained outside of the United States comply in all material respects with applicable local law. The Company and its Subsidiaries have no material unfunded liabilities with respect to any such Benefit Plan.

     3.22 Environmental and Safety Laws. Neither the Company nor its Subsidiaries is in violation of any applicable statute, law, or regulation relating to the environment or occupational health and safety which violation or violations, in the aggregate, would have a material adverse effect on the financial condition, properties, business, prospects or results of operations of the Company and its Subsidiaries, individually or in the aggregate, and no material expenditures are or will be required in order to comply with any such existing statute, law, or regulation.

     3.23 Insurance. Each of the Company and its Subsidiaries has in full force and effect fire and casualty insurance policies, and insurance against other hazards, risks and liabilities to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated.

     3.24 Company Reports; Disclosure.

     (a) Company Reports. The Company has delivered or made available via EDGAR or otherwise to the Purchaser each registration statement, report, proxy statement or information statement filed by it with the Securities and Exchange Commission (the "SEC") in the form (including exhibits, annexes and any amendments thereto) filed with the SEC (collectively, the "Company Reports"). As of their respective dates, the Company Reports complied in all material respects with the requirements of the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, not misleading.

     (b) Disclosure. No representation or warranty by the Company in this Agreement, or in any statement, document or certificate furnished or to be furnished to the Purchaser pursuant hereto or in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements made herein and therein, not misleading.

     3.25 New Jersey Anti-Takeover Statute. Based on the Purchaser's representation in Section 4.1(e) herein, the Company has taken all action (including approval of the issuance and sale of the Shares and the Warrants and the consummation by the Company of the other transactions contemplated hereby) necessary to cause the restrictions contained in N.J.S.A. 14A:10A-1 et. seq. (the "New Jersey Statute") to be inapplicable to (a) the issuance and sale of the First Shares, (b) the issuance and sale of the Second Shares, (c) the issuance and sale of the Warrants, (d) the issuance and sale of the Warrant Shares upon exercise of the Warrants (after giving effect to the application of any anti-dilution adjustments), (e) the grant and exercise of the preemptive rights under Section 6.2 hereof, including the exercise of rights, options and warrants acquired in accordance with such preemptive rights and the conversion and exchange of securities acquired in connection with such preemptive rights,
(f) the execution of the License Agreement and the Joint Collaboration and License Agreement and (g) the other transactions contemplated hereby. Further, the Company's Board has adopted resolutions in the form attached as Schedule I hereto intended to exclude, to

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the maximum extent permitted by law, any subsequent "business combination" (as defined in the New Jersey Statute) between the Company or any of its Subsidiaries and the Purchaser or any of the Purchaser's affiliates from the restrictions of the New Jersey Statute.

     4. Representations and Warranties of Purchaser and Restrictions on Transfer Imposed by the Securities Act.

     4.1 Representations and Warranties by the Purchaser. The Purchaser represents and warrants to the Company as follows:

          (a) Investment Intent; Due Authorization. This Agreement is made with the Purchaser in reliance upon the Purchaser's representation to the Company, evidenced by Purchaser's execution of this Agreement, that the Purchaser is acquiring the Shares and the Warrants for investment for the Purchaser's own account, and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act. The Purchaser has the full right, power and authority to enter into and perform the Transaction Documents, and the Transaction Documents constitute valid and binding obligations upon it.

          (b) Shares and Warrants Not Registered. The Purchaser understands and acknowledges that the offering of the Shares and the Warrants pursuant to this Agreement will not be registered under the Securities Act or qualified under applicable blue sky laws on the grounds that the offering and sale of securities contemplated by this Agreement are exempt from registration under the Securities Act and exempt from qualifications available under applicable blue sky laws, and that the Company's reliance upon such exemptions is predicated upon the Purchaser's representations set forth in this Agreement.

          (c) Knowledge and Experience. The Purchaser (i) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the Purchaser's prospective investment in the Shares and the Warrants; (ii) has the ability to bear the economic risks of the Purchaser's prospective investment; (iii) has been furnished with and has had access to such information as the Purchaser has considered necessary to make a determination as to the purchase of the Shares and the Warrants together with such additional information as is necessary to verify the accuracy of the information supplied; (iv) has had all questions which have been asked by such Purchaser satisfactorily answered by the Company; and (v) has not been offered the Shares and the Warrants by any form of advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any such media. Nothing in this Section 4.1(c) shall limit the Purchaser's right to rely on the Company's representations and warranties and indemnification obligations in making its investment decision to purchase the Shares and Warrants.

          (d) Accredited Investor. The Purchaser is an "accredited investor" as that term is defined in Rule 501(a) under the Securities Act.

          (e) Interested Stockholder. Immediately prior to the execution and delivery of this Agreement, the Purchaser is not an "interested stockholder" as defined in N.J.S.A. 14A:10A-3.

     4.2 Legends. Each certificate representing the Shares and the Warrants (together, the "Securities") may be endorsed with the following legends:

          (a) Federal Legend. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND ARE "RESTRICTED SECURITIES" AS DEFINED IN RULE 144 PROMULGATED UNDER THE ACT. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE DISTRIBUTED EXCEPT (i) IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE ACT OR (ii) IN COMPLIANCE WITH RULE 144 OR ANOTHER EXEMPTION FROM THE ACT.

          (b) Other Legends. Any other legends required by applicable state blue sky laws.

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     The Company need not register a transfer of legended Securities, and may also instruct its transfer agent not to register the transfer of the Securities, unless the conditions specified in each of the foregoing legends are satisfied.

     4.3 Removal of Legend and Transfer Restrictions. Any legend endorsed on a certificate pursuant to subsection 4.2(a) and the stop transfer instructions with respect to such legended Securities shall be removed and the Company shall issue a certificate without such legend to the holder of such Securities if such Securities are registered under the Securities Act and a prospectus meeting the requirements of Section 10 of the Securities Act is available or if such holder satisfies the requirements of Rule 144(k).

     5. Conditions to the Closing.

     5.1 Conditions to the Purchaser's Obligations -- First Closing. The obligation of the Purchaser to purchase the First Shares at the First Closing is subject to the fulfillment to the Purchaser's satisfaction, on or prior to the First Closing Date, of the following conditions, any of which may be waived by the Purchaser:

          (a) Representations and Warranties Correct; Performance of Obligations. The representations and warranties made by the Company in
     Section 3 hereof shall be true and correct when made, and shall be true and correct on the First Closing Date with the same force and effect as if they had been made on and as of said date (except to the extent any such representation or warranty expressly speaks of an earlier date) and, to the extent not already qualified by materiality, except for changes which, in the aggregate, would not have a material adverse effect on the financial condition, properties, business, prospects or results of operations of the Company and its Subsidiaries, individually or in the aggregate). The Company shall have performed in all material respects all obligations and conditions herein required to be performed or observed by it on or prior to the First Closing Date.

          (b) Consents and Waivers. The Company shall have obtained in a timely fashion any and all consents, permits and waivers necessary or appropriate for consummation of the purchase and sale of the First Shares.

          (c) Approvals and Waivers with Respect to the Mexican Affiliate. The Company shall have obtained the irrevocable approvals and waivers from the parties to the Reorganization Agreement, dated as of December 28, 2000 (as to be amended immediately prior to the First Closing, the "Reorganization Agreement"), on the terms set forth in Schedule II hereto, to permit the consummation of the purchase and sale of the First Shares by the Company and the Purchaser.

          (d) Registration Rights Agreement. The Company and the Purchaser shall have executed the Registration Rights Agreement.

          (e) Shareholders Agreement. The Company, the Purchaser and each of the shareholders listed thereunder shall have executed the Shareholders Agreement.

          (f) License Agreement. The Company and the Purchaser shall have executed the License Agreement.

          (g) Nasdaq Listing. The First Shares to be issued hereunder shall have been approved for quotation on the Nasdaq National Market.

          (h) Absence of Proceedings. No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any Governmental Authority, shall have been issued, and no action or proceeding should have been instituted by any Governmental Authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Documents.

          (i) Purchaser's Appointment of Directors. If the Purchaser nominates a person to be appointed a director to the Company's Board in accordance with Section 6.1 hereof, the Purchaser Director (as defined below) shall have been appointed to the Company's Board.

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          (j) Officer's Certificate.  The Company shall have delivered a
     Certificate, executed on behalf of the Company by its Chief Executive Officer, dated as of the First Closing Date, certifying to the fulfillment of the conditions specified in subsections (a), (b) and (c) of this Section 5.1.

          (k) Secretary's Certificate. The Company shall have delivered a Certificate, executed on behalf of the Company by its Secretary, dated as of the First Closing Date, certifying the Company's Board resolutions approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the First Shares in the form attached hereto as Schedule I and certifying the current versions of the Certificate of Incorporation and Bylaws of the Company.

          (l) Opinion of Counsel. The Purchaser shall have received in form and substance satisfactory to the Purchaser an opinion from Smith, Stratton, Wise, Heher & Brennan, the Company's counsel, dated as of the First Closing Date, regarding the due organization of the Company, the due authorization, execution and delivery of this Agreement by the Company, the due authorization, validity and fully paid and nonassessable status of the First Shares, such other customary matters, the enforceability of the Company's Board resolutions attached hereto as Schedule I in relation to
     Section 3.25(a)-(g) and the accuracy of Section 3.25 hereof.

     5.2 Conditions to Obligations of the Company -- First Closing. The Company's obligation to sell and issue the First Shares at the First Closing is subject to the fulfillment to the satisfaction of the Company on or prior to the First Closing Date of the following conditions, any of which may be waived by the Company:

          (a) Representations and Warranties Correct. The representations and warranties made by the Purchaser in Section 4 hereof shall be true and correct when made, and shall be true and correct on the First Closing Date with the same force and effect as if they had been made on and as of said date (except to the extent any such representation or warranty expressly speaks of an earlier date).

          (b) Conditions Fulfilled. The conditions set forth in subsections (b) and (c) of Section 5.1 shall have been fulfilled.

          (c) License Agreement. The Company and the Purchaser shall have executed the License Agreement.

          (d) Officer's Certificate. The Purchaser shall have delivered a Certificate, executed on behalf of the Purchaser by its Chief Executive Officer, dated as of the First Closing Date, certifying to the fulfillment of the conditions specified in subsection (a) of this Section 5.2.

          (e) Absence of Proceedings. No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any Governmental Authority, shall have been issued, and no action or proceeding should have been instituted by any Governmental Authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Documents.

     5.3 Conditions to the Purchaser's Obligations -- Second Closing. The obligation of the Purchaser to purchase the Second Shares and the Warrants at the Second Closing is subject to the fulfillment to the Purchaser's satisfaction, on or prior to the Second Closing Date, of the following conditions, any of which may be waived by the Purchaser:

          (a) Representations and Warranties Correct; Performance of Obligations. The representations and warranties made by the Company in
     Section 3 hereof shall be true and correct when made, and shall be true and correct on the Second Closing Date with the same force and effect as if they had been made on and as of said date (except to the extent any such representation or warranty expressly speaks of an earlier date and, to the extent not already qualified by materiality, except for changes which, in the aggregate, would not have a material adverse effect on the financial condition, properties, business, prospects or results of operations of the Company and its Subsidiaries, individually or in the aggregate). The Company shall have performed in all material respects all obligations and conditions herein required to be performed or observed by it on or prior to the Second Closing Date.

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          (b) Consents and Waivers.  The Company shall have obtained in a timely fashion any and all consents, permits and waivers necessary or appropriate for consummation of the purchase and sale of the Second Shares and the Warrants.

          (c) Satisfactory First Closing. The First Closing shall have been satisfactorily completed in accordance with the terms of this Agreement.

          (d) Reincorporation of the Company. The Company shall have been reincorporated in the State of Delaware as the Delaware Company.

          (e) Joint Collaboration and License Agreement. The Company and the Purchaser shall have entered into and executed a definitive Joint Collaboration and License Agreement, in form and substance satisfactory to each party, reflecting the terms set forth in Exhibit F-2 attached hereto.

          (f) Approvals and waivers with respect to the Mexican Affiliate. The Company shall have obtained the irrevocable approvals and waivers from the parties to the Reorganization Agreement, on the terms set forth in Schedule II hereto, to permit the Company and the Purchaser to complete the transactions contemplated by this Agreement and the other Transaction Agreements.

          (g) Board and Shareholders' Approval. The Company's Board and shareholders shall have approved the Proposals (as defined in Section 6.5(b)), the latter with an affirmative vote of a majority of the votes cast at a meeting of shareholders of the Company at which a quorum is present and the issuance of the Second Shares and the Warrants shall have been approved by the Company's shareholders in the manner required by applicable laws and the applicable NASD Rules.

          (h) Nasdaq Listing. The Second Shares and the Warrant Shares to be issued hereunder shall have been approved for quotation on the Nasdaq National Market.

          (i) Absence of Proceedings. No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any Governmental Authority, shall have been issued, and no action or proceeding should have been instituted by any Governmental Authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Documents.

          (j) Officer's Certificate. The Company shall have delivered a certificate, executed on behalf of the Company by its Chief Executive Officer, dated as of the Second Closing Date, certifying to the fulfillment of the conditions specified in subsections (a), (b) and (f) of this Section 5.3.

          (k) Secretary's Certificate. The Company shall have delivered a certificate, executed on behalf of the Company by its Secretary, dated as of the Second Closing Date, certifying the Company's Board and shareholders resolutions approving the Proposals and certifying the current versions of the Certificate of Incorporation and Bylaws of the Company.

          (l) Opinion of Counsel. The Purchaser shall have received in form and substance satisfactory to the Purchaser an opinion from Smith, Stratton, Wise, Heher & Brennan, the Company's counsel, dated as of the Second Closing Date, regarding the due organization of the Company, the due authorization, execution and delivery of the Transaction Documents by the Company, the due authorization, validity and fully paid and nonassessable status of the Second Shares and the shares underlying the Warrants, such other customary matters, the enforceability of the Company's Board resolutions attached hereto as Schedule I in relation to Section
     3.25(a) -- (g) and the accuracy of Section 3.25 hereof.

     5.4 Conditions to Obligations of the Company -- Second Closing. The Company's obligation to sell and issue the Second Shares and the Warrants at the Second Closing is subject to the fulfillment to the satisfaction of the Company on or prior to the Second Closing Date of the following conditions, any of which may be waived by the Company:

          (a) Representations and Warranties Correct. The representations and warranties made by the Purchaser in Section 4 hereof shall be true and correct when made, and shall be true and correct on the

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     Second Closing Date with the same force and effect as if they had been made on and as of said date (except to the extent any such representation or warranty expressly speaks of an earlier date).

          (b) Conditions Fulfilled.  The conditions set forth in subsections
     (b), (f) and (to the extent it applies to the approval by the Company's shareholders) (g) of Section 5.3 shall have been fulfilled.

          (c) Joint Collaboration and License Agreement. The Company and the Purchaser shall have entered into and executed a definitive Joint Collaboration and License Agreement, in form and substance satisfactory to each party, reflecting the terms set forth in Exhibit F-2 attached hereto.

          (d) Officer's Certificate. The Purchaser shall have delivered a Certificate, executed on behalf of the Purchaser by its Chief Executive Officer, dated as of the First Closing Date, certifying to the fulfillment of the conditions specified in subsection (a) of this Section 5.4.

          (e) Absence of Proceedings. No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any Governmental Authority, shall have been issued, and no action or proceeding should have been instituted by any Governmental Authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Documents.

     6. Affirmative Covenants of the Company. The Company hereby covenants and agrees as follows:

     6.1 Nomination of a Director. (a) For so long as the Cablevision Systems Corporation, a Delaware corporation and the indirect beneficial owner of the Purchaser (the "Parent"), or its affiliates beneficially own shares of Common Stock that in the aggregate comprise at least 75% of the Original Investment (as defined below), the Parent shall be entitled to nominate one director to the Company's Board and each Committee thereof (the "Purchaser Director"). In the event that the Parent or its affiliates shall at any time cease to beneficially own shares of Common Stock that in the aggregate comprise at least 75% of the Original Investment, the Parent shall thenceforth not be entitled to nominate any Purchaser Director under this Section 6.1 and the Company may request that any Purchaser Director then on the Company's Board resign as director of Company, and upon such request, the Parent shall use its reasonable efforts to, cause such Purchaser Director to, resign immediately. For the purposes of this Agreement, the "Original Investment" is, until and including the Second Closing Date, if any, the number of shares of Common Stock issued in the First Closing and, following the Second Closing Date, if any, the number of Initial Shares, as adjusted to give effect to stock splits, dividends, distribution, reclassifications and similar matters.

     (b) The Parent shall have the right to designate one person to be appointed to the Company's Board and each Committee thereof on the First Closing Date and the Company's Board shall elect such person to the Company's Board as soon as practicable after such designation. Thereafter, the Parent shall have the right to designate one person to be nominated for election to the Company's Board at each shareholders meeting at which directors are to be elected. The Company shall notify the Parent of the date of any meeting of stockholders at which directors are to be elected at least 90 days prior to the date of such meeting. The Parent shall give the Company notice of the person so designated not later than 75 days prior to the date of any such meeting. If the Parent fails to give such notice, the designee of the Parent then serving as a director shall be its designee for re-election. The Purchaser shall vote, or cause to be voted, all shares of Common Stock of which it or any of its affiliates is the direct or indirect beneficial owner in favor of the Parent's designee. If the shareholders of the Company do not elect the Purchaser Director as a director of the Company, the Company shall take all action required to increase the size of its Board of Directors and shall appoint the Purchaser Director to fill such newly-created directorship, provided that such action is then permitted by applicable law and the rules and regulations of any stock exchange or automated quotation system on which the Company's Common Stock is then listed or quoted.

     6.2 Preemptive Rights. The Company hereby agrees that the Purchaser shall be entitled to the respective rights and subject to the respective obligations set forth in this Section:

          (a) Notice; Exercise; Closing. If the Company proposes to issue, issues, grant or sell or grants or sells shares of Common Stock, the Company shall give to the Purchaser a written notice setting forth in

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     reasonable detail the per share consideration and other terms on which such shares of Common Stock are proposed to be issued, granted or sold and the amount thereof proposed to be issued, granted or sold. For the purpose of this Section 6.2(a), with respect to any convertible or derivative security or any other Rights, "proposes to issue" means the receipt by the Company of a notice of exercise, conversion, exchange or similar notice of settlement of such Right. The Purchaser shall thereafter have the preemptive right, exercisable by notice to the Company no later than 15 days after the Company's notice is received, to purchase up to such number of shares of Common Stock so that, after giving effect to such issuance, grant or sale and the preemptive subscription by the Purchaser, the Purchaser, together with its affiliates, will beneficially own in the aggregate the same proportion of the outstanding shares of Common Stock beneficially owned as of the date of the Company's notice, for the consideration in cash and on the other terms set forth in the Company's notice. Any written notice by the Purchaser exercising the right to purchase shares of Common Stock pursuant to this Section shall constitute an irrevocable commitment to purchase from the Company the shares of Common Stock specified in such notice upon the issuance of such shares of Common Stock, subject to the maximum set forth in the preceding sentence. The closing of the purchase of such shares of Common Stock by the Purchaser shall, to the extent legally practicable, take place at the same time and place as the closing of such issuance, grant or sale to the persons giving rise to the preemptive rights set forth in this Section and if not at the same time shall take place as soon thereafter as is practicable; provided, that such closing shall, to the extent applicable, be conditioned upon the expiration or termination of any waiting period under the HSR Act (as defined below) and the making of any necessary filings with and obtaining of any approvals from any Governmental Authorities except those that the failure to make or obtain are not, individually or in the aggregate, reasonably likely to have a material adverse effect on the financial condition, properties, business, prospects or results of operations of the Company and its Subsidiaries, individually or in the aggregate. At such closing, (i) the Company shall deliver to the Purchaser certificates representing the shares of Common Stock being subscribed, and such shares of Common Stock will be validly issued, fully paid and nonassessable, (ii) the Purchaser shall deliver to the Company the consideration to be paid for such shares of Common Stock and agreements of the nature provided herein if similar agreements are executed by the other purchasers in such issuance which may include, without limitation, representations and warranties by the Company and the Purchaser and agreements which restrict the Purchaser's rights with respect to the Common Stock, and in any event, at the request of the Company, a duly executed certificate reasonably satisfactory to the Purchaser containing such representations and warranties of the Purchaser with respect to federal and state securities laws as are included herein and (iii) the Purchaser and the Company shall execute such other documents and take such other action as shall be reasonably necessary to consummate the subscription of such or shares of Common Stock.

          (b) Non-Exercise. From the date of the Company's notice first referred to in the foregoing paragraph (a) and for a period of 90 days thereafter, the Company may offer, issue, grant and sell to any person up to the amount of shares of Common Stock set forth in the Company's notice relating to such shares of Common Stock for a price and other terms no less favorable to the Company, and including no less cash, than those set forth in such notice (without deduction for reasonable underwriting, sales agency and similar fees payable in connection therewith); provided, however, that the Company may not issue, grant or sell shares of Common Stock in an amount greater than the amount set forth in such notice without granting the Purchaser the preemptive rights in this Section with respect to such greater amount of shares of Common Stock.

          (c) Exemptions.  The provisions of this Section shall not apply to:

             (i) shares of Common Stock and Rights as set forth in Exhibit K attached hereto; and

             (ii) the securities to be issued pursuant to the transactions contemplated by this Agreement.

          (d) Non-Cash Valuation. In the event that any offer, issue, grant or sale includes or is proposed to include any non-cash consideration, the Company and the Purchaser shall in good faith seek to agree upon the value of such non-cash consideration. If the Company and the Purchaser fail to agree on such value during the 15-day period contemplated by paragraph (a) of this Section, then the value shall be as reasonably determined by the Company's Board of Directors in good faith. The value of any securities shall be the fair market value of such securities and the value of any property other than securities shall be the fair market value of such property.

          (e) HSR Condition. If in the reasonable judgment of the Purchaser, the Purchaser's acquisition of shares of Common Stock upon exercise of its rights under this Section 6.2 would require a filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), the Company and the Purchaser each will take such actions as may be required promptly to comply with the requirements of the HSR Act relating to the filing and furnishing of information (an "HSR Report") to the Federal Trade Commission ("FTC") and the Antitrust Division of the Department of Justice ("DOJ"), such actions to include (i) preparing and cooperating with each other in preparing the HSR Report to be filed by or on behalf of each of them so as to avoid errors or inconsistencies between their HSR Reports in the description of the reported transaction and to permit the filing of their HSR Reports in a timely fashion, (ii) complying with any request for additional documents or information made by the FTC, the DOJ or any other Governmental Authorities and assisting the other in so complying and (iii) causing all persons which are part of the same "person" (as defined for purposes of the HSR Act) as such party to cooperate and assist in such compliance. The Company and Purchaser each will pay any costs that it incurs in complying with the obligations set forth in this paragraph. It will be a condition precedent to the acquisition of shares of Common Stock by the Purchaser that either (i) no filing under the HSR Act by the Purchaser is required in connection with such acquisition or (ii) any applicable waiting period under the HSR Act has expired or been terminated. If the applicable waiting period under the HSR Act has not expired or been terminated within 180 days after filing of the HSR Report or if the Purchaser and the Company agree to withdraw the HSR Report, then the Company will use its reasonable best efforts to afford to the Purchaser the benefits intended to be provided by this Section 6.2 by granting to the Purchaser the right to acquire, on the same terms as the securities originally to be acquired, other securities of the Company having substantially the same rights, privileges and preferences as the securities originally to be acquired, except that such other securities will not possess voting rights and will be convertible into the shares of Common Stock that the Purchaser was to acquire pursuant to this Section.

     6.3 Reincorporation in Delaware. As soon as practicable after the shareholders have approved the reincorporation of the Company in the Shareholders Meeting (as defined in Section 6.5), the Company agrees to file the certificate of merger with the Secretary of State of Delaware to effect the merger of the Company with and into the Delaware Company having the Certificate of Incorporation substantially in the form set forth in Exhibit A-1 attached hereto and the bylaws substantially in the form set forth in Exhibit A-2 attached hereto.

     6.4 Acquisition Proposals. The Company agrees that after the date hereof and prior to the earlier of the termination of this Agreement in accordance with the terms herein and the Second Closing Date, neither it nor any of its Subsidiaries nor any of the officers and directors of it or its Subsidiaries shall, and that it shall direct and use its best efforts to cause its and its Subsidiaries' employees, agents and representatives (including any investment banker, attorney or accountant retained by it or any of its Subsidiaries) not to, directly or indirectly, initiate or solicit, encourage or otherwise knowingly facilitate any inquiries or the making of any proposal or offer with respect to a merger, reorganization, share exchange, consolidation or similar transaction involving, or any purchase of all or 15% or more of the assets or any outstanding equity securities of, it or any of its Subsidiaries (any such proposal or offer being hereinafter referred to as an "Acquisition Proposal"). The Company further agrees that neither it nor any of its Subsidiaries nor any of the officers and directors of it or its Subsidiaries shall, and that it shall direct and use its best efforts to cause its and its Subsidiaries' employees, agents and representatives (including any investment banker, attorney or accountant retained by it or any of its Subsidiaries) not to, directly or indirectly, engage in any negotiations concerning, or provide any confidential information or data to, or have any discussions with, any person other than the Purchaser relating to an Acquisition Proposal or any person that the Company believes may be considering an Acquisition Proposal, or otherwise facilitate any effort or attempt to make or implement an Acquisition Proposal; provided, however, that nothing contained in this Agreement shall prevent the Company or its Board of Directors from

(a) complying with Rule 14e-2 promulgated under the Exchange Act with regard to an Acquisition Proposal; (b) providing information in response to a request therefor by a person who has made an unsolicited bona fide written Acquisition Proposal if the Company's Board receives from the person so requesting such information an executed a customary form of confidentiality agreement; (c) engaging in any negotiations or discussions with any person who has made an unsolicited bona fide written Acquisition Proposal; or (d) withdrawing, modifying or changing, in a manner adverse to the Purchaser, its recommendation to the shareholders of the Company with respect to this Agreement and the transactions contemplated herein and in the other Transaction Documents, if and only to the extent that, (i) in each such case referred to in clause (b), (c) or
(d) above, the Company's Board determines in good faith by a majority vote after consultation with outside legal counsel that failing to take such action would result in a breach of its fiduciary duties under applicable law and (ii) in each case referred to in clause (c) or (d) above, the Company's Board determines in good faith (after consultation with its outside legal counsel and a financial advisor of national reputation) that such Acquisition Proposal, if accepted, is reasonably likely to be consummated, taking into account all legal, financial and regulatory aspects of the proposal and the person making the proposal and would, if consummated, result in a transaction more favorable to the Company's shareholders from a financial point of view than the transaction contemplated by this Agreement. The Company agrees that it will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties other than the Purchaser conducted heretofore with respect to any Acquisitions Proposal. The Company agrees that it will take the necessary steps to promptly inform any individuals or entities referred to in the preceding sentence hereof of the obligations undertaken in this Section 6.4. The Company agrees that it will notify the Purchaser immediately if any such inquiries, proposals or offers are received by, any such information is requested from, or any such discussions or negotiations are sought to be initiated or continued with, any of its representatives indicating, in connection with such notice, the name of such person and the material terms and conditions of any proposals or offers and thereafter shall keep the Purchaser informed, on a current basis, on the status and terms of any such proposals or offers and the status of any such discussions or negotiations. The Company also agrees that it will promptly request any person that has heretofore executed a confidentiality agreement in connection with its consideration of acquiring it or any of its Subsidiaries to return all confidential information heretofore furnished to such person by or on behalf of it or any of its Subsidiaries.

     6.5 Proxy Statement; Shareholders Meeting.  The Company will comply with
Article 14(a) of the Exchange Act and the rules promulgated thereunder in relation to any proxy statement (as amended or supplemented, the "Proxy Statement") to be sent to the shareholders of the Company in connection with a meeting of the shareholders of the Company in connection with the transactions contemplated by this Agreement (the "Shareholders Meeting"), and the Company shall not, on the date of the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to shareholders or at the time of the Shareholders Meeting, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein not false or misleading, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies or the Shareholders Meeting which has become false or misleading. The Company will promptly prepare and file as promptly as practicable with the SEC the Proxy Statement and promptly thereafter mail the Proxy Statement to the shareholders of the Company. If the Company should discover at any time prior to the Second Closing, any event relating to the Company or any of its Subsidiaries or any of their respective affiliates, officers or directors that is required to be set forth in a supplement or amendment to the Proxy Statement, in addition to the Company's obligations under the Exchange Act, the Company will promptly inform the Purchaser thereof.

     (b) Subject to their fiduciary obligations under applicable law, the Company's Board shall recommend to the Company's shareholders (and not revoke or amend such recommendation) (i) the proposed sale and issuance of the Second Shares and the Warrants, together with the Warrant Shares upon exercise of the Warrants and (ii) the proposed reincorporation of the Company in the State of Delaware (together, the "Proposals") to the shareholders at the Shareholders Meeting called to consider and vote upon the Proposals and shall take all lawful action to solicit the adoption of the Proposals, including the adoption of the Certificate of Incorporation of Delaware Company as attached hereto as Exhibit A-1. Whether or not the Company's Board determines at any time after the date hereof that, due to its fiduciary duties, it must revoke or amend its recommendation to its shareholders, the Company is required to, and will take, in accordance with applicable law and its Certificate of Incorporation and Bylaws, all action necessary to convene the Shareholders Meeting as promptly as practicable to consider and vote upon the adoption of the Proposals.

     6.6 Nasdaq Listing. The Company shall use its best efforts to cause (i) the First Shares issuable pursuant to the terms of this Agreement to be approved for quotation on the Nasdaq National Market prior to the First Closing and (ii) the Second Shares and the Warrant Shares issuable pursuant to the terms of this Agreement to be approved for quotation on the Nasdaq National Market prior to the Second Closing.

     6.7 Conduct of Business. Until the earlier of the Second Closing and the termination of this Agreement in accordance with Section 10.2 hereof, the Company shall:

          (a) not take any of the actions that the Company would not be able to take without the consent of the Purchaser under Section 7 hereof other than as set forth in Exhibit L attached hereto;

          (b) conduct its business in the ordinary course and refrain from taking any action that would cause any representation or warranty made herein to be untrue or materially misleading or cause any condition to either of the First Closing or the Second Closing set forth in Section 5 hereof to fail to be satisfied;

          (c) comply in all material respects with its contractual obligations and legal requirements applicable to it;

          (d) permit the Purchaser and any of its employees, agents and representatives to have reasonable access to its books and record of account;

          (e) make available to the Purchaser copies of all documents referenced on the Schedules hereto and not attached hereto (including, without limitation, contracts , deeds, lease agreements, intellectual property license agreements and intellectual property registrations); and

          (f) provide the Purchaser with such other instruments, agreements and documents as the Purchaser may reasonably request.

     6.8 Warrant Exercise and HSR. If the Purchaser gives notice to the Company of its intention to exercise any or all of the Warrants in accordance with their respective terms and if the exercise is only subject to a filing required under the HSR Act, (i) the exercise price of the Warrants shall be as of the date of the notice of exercise and (ii) the Company and the Purchaser each will take such actions as may be required promptly to comply with the requirements of the HSR Act relating to the filing and furnishing of a HSR Report to the FTC and DOJ, such actions to include (i) preparing and cooperating with each other in preparing the HSR Report to be filed by or on behalf of each of them so as to avoid errors or inconsistencies between their HSR Reports in the description of the reported transaction and to permit the filing of their HSR Reports in a timely fashion, (ii) complying with any request for additional documents or information made by the FTC, the DOJ or any other Governmental Authorities and assisting the other in so complying and (iii) causing all Persons which are part of the same "person" (as defined for purposes of the HSR Act) as such party to cooperate and assist in such compliance. The Company and Purchaser each will pay any costs that it incurs in complying with the obligations set forth in this paragraph. It will be a condition precedent to the acquisition of shares of Common Stock by the Purchaser that either (i) no filing under the HSR Act by the Purchaser is required in connection with such acquisition or (ii) any applicable waiting period under the HSR Act has expired or been terminated.

     7. Negative Covenants of the Company. For so long as the Purchaser, together with its affiliates, continues to hold at least 75% of the Original Investment, the Company hereby covenants and agrees not to take any of the following actions without the prior written consent of the Purchaser:

          (a) the consolidation with or merger with or into, or conveyance, transfer or lease of all or substantially all of the Company's or any of its Subsidiaries' assets to, any person;

          (b) the offering, sale or issuance of any debt in excess of $2,500,000 (other than in connection with (i) accounts payable incurred in the ordinary course of business or (ii) incurrences in the ordinary course of business for a term of less than one year in an aggregate not to exceed $5,000,000) in a single transaction or any series of related transactions, by the Company or any of its Subsidiaries (with respect to which, the Purchaser shall not be permitted to unreasonably withhold its consent);

          (c) the offering, sale or issuance of any equity securities or Rights of the Company or any of its Subsidiaries, other than:

             (i) the Rights and the shares of Common Stock as set forth in Exhibit K attached hereto (including the shares of Common Stock issued pursuant to exercise of the Rights set forth in Exhibit K attached hereto);

             (ii) up to 250,000 shares of Common Stock (or Rights therefore), in the aggregate, that are issued in connection with any strategic purpose approved by the Company's Board;

             (iii) up to 800,000 shares of Common Stock, in the aggregate, to the extent that such shares are required to be issued to Endeavor pursuant to the letter agreement dated as of December 15, 2000, as revised on January 3 and 11, 2001 (but not as revised, amended or extended after the date hereof);

             (iv) shares of Common Stock that are issued by the Company pursuant to its 401(k) plan as in effect on the date hereof;

             (v) up to 2,112,193 authorized but unissued options, and shares of Common Stock that are issued upon the exercise of options, that are granted under the Company's stock option plans for employees, directors and consultants (the options and shares of Common Stock (or Rights therefore) that may be issued under subsections (ii), (iii), (iv) and
        (v), the "Permitted Transfer Basket");

             (vi) the securities to be issued pursuant to the transactions contemplated by this Agreement.

          (d) any acquisition or transfer of assets (including investments in third parties) (other than in the ordinary course of business) involving consideration in excess of 10% of the Company's market capitalization (calculated on the basis of the outstanding shares of the Company only) at the time of such acquisition or transfer as recorded on the balance sheet of the Company or any of its Subsidiaries (with respect to which, the Purchaser shall not be permitted to unreasonably withhold its consent); provided that any acquisition or transfer of assets involving a third party in excess of such 10% threshold shall not be considered in the ordinary course of business;

          (e) any transactions with officers or directors (other than pursuant to existing employment or stock option agreements otherwise approved by the Company's Board in the ordinary course of business consistent with the Company's past practice), any entity, shareholder or affiliate which beneficially owns 5% or more of the Company's outstanding shares other than on an arm's-length basis for fair market value as determined by the Company's Board in good faith;


          (f) [CONFIDENTIAL TREATMENT REQUESTED];



          (g) at any time prior to the Expiration Date, any material change by the Company or any of its Subsidiaries in any existing or future employment relationship with the Company's current or future chairman of the Company's Board, principal executive officer, chief technology officer or principal financial officer; provided that this covenant shall not prevent the Company's Board from terminating in good faith any of such persons for "cause" and provided further that the Purchaser shall not unreasonably withhold its consent with respect to the selection of a successor to any such person;


          (h) any voluntary change in the quotation on the Nasdaq National Market System;

          (i) any voluntary bankruptcy, liquidation or dissolution of the Company or any of its Subsidiaries; and

          (j) from the date hereof and until the earlier of the Second Closing and the termination of this Agreement, the taking of any action that would have caused any adjustment under Section 6 of the Warrants (as set forth in the form of Warrant Certificate attached as Exhibit B) if such Warrants had actually been issued to Purchaser as of the date hereof, other than the issuance of up to 50,000 shares of Common Stock (or Rights therefore) for any valid purpose, other than with the prior written consent of the Purchaser (such consent not to be unreasonably withheld if the Company agrees to adjust the initial face amount of the Warrants appropriately).

     8. Affirmative Covenants of the Purchaser. The Purchaser hereby covenants and agrees as follows:

     8.1 Purchaser Agreements.

     (a) The Purchaser hereby agrees, as of the date hereof until the earlier of the Expiration Date or the date that the Warrants have been fully exercised (but in all cases, until the first anniversary of the Second Closing), that neither it, Parent nor any subsidiary of Parent will acquire any additional shares of Common Stock without the prior approval of the Company's Board (other than shares of Common Stock acquired upon the exercise of any of the Warrants or pursuant to the exercise of the Purchaser's preemptive rights under Section 6.2 hereof).

     (b) The Purchaser agrees, as of the Second Closing Date, that so long as the Purchaser, Parent and Parent's subsidiaries hold, in the aggregate, more than 20% of the outstanding Common Stock of the Company, the Purchaser, Parent and Parent's subsidiaries will not transfer, in the aggregate, more than 5% of the outstanding Common Stock of the Company in any three-month period without the approval of the Company's Board (other than pursuant to the exercise of the Purchaser's registration rights under the Registration Rights Agreement).

     (c) The Purchaser shall, subject to any rule or regulation of Nasdaq, vote, or cause to be voted, all shares of Common Stock of which it or any of its affiliates is the direct or indirect beneficial owner in favor of the Proposals at the Shareholders Meeting.

     9. Indemnification.

     (a) Indemnity. The Company agrees to indemnify, defend and hold harmless the Purchaser, its affiliates and their respective shareholders, directors, officers, partners, employees, agents, successors and assigns (each an "Indemnified Party"), from and against all losses, damages, liabilities, deficiencies or obligations, including, without limitation, all claims, actions, suits, proceedings, demands, judgments, assessments, fines, interest, penalties, costs and expenses (including settlement costs and reasonable legal fees) (collectively, "Losses") to which any of them may become subject as a result of any and all misrepresentations or breaches of a representation or warranty of the Company herein or the nonperformance or breach of any covenants or agreements of the Company contained herein (for the purposes of this Section 9 deleting any material adverse effect qualifier contained in any such representation or warranty).

     (b) Payment. Any obligations of the Company under the provisions of this Section shall be paid promptly to the Indemnified Party by the Company. Notwithstanding anything contained herein to the contrary, other than indemnification for Losses that result from any misrepresentation or breaches of a representation or warranty of the Company or the nonperformance or breach of any representation, covenant or agreement of the Company contained in Sections
3.12 and 3.13, the indemnification provided above, with respect to Losses resulting from any misrepresentation or breach of any misrepresentation or warranty, shall only apply to the extent that, and not until, the aggregate of all amounts subject to indemnification under this Section 9 exceeds $200,000.

     10. Miscellaneous.

     10.1 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS BY THE LAWS OF THE STATE OF NEW YORK.

     10.2 Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned:

          (i) at any time, by the mutual written agreement of the Purchaser and the Company;

          (ii) by the Purchaser if the First Closing does not occur within 3 weeks from the date hereof; or

          (iii) by either party upon written notice to the other party if the Second Closing has not occurred within 6 months from the date hereof, in which case all parties shall be released from all obligations hereunder other than obligations arising from a breach or default hereunder, including Section 9.

     10.3 Survival. Notwithstanding any investigation made by the Purchaser, all representations and warranties made herein shall survive, with respect to each of the First Closing and the Second Closing, the relevant closing of the transactions contemplated hereby for a period of 3 years, except with respect to the representations and warranties contained in (a) Sections 3.1 (Organization and Standing), 3.2 (Corporate Power), 3.3 (Subsidiaries), 3.4 (Capitalization),
3.5 (Authorization), 3.6 (No Preemptive Rights), 3.7 (Intellectual Property Rights), 3.13 (Title) and 3.25 (New Jersey Anti-Takeover Statute), each of which shall remain in full force and effect indefinitely; (b) Section 3.12 (Taxes), which shall remain in full force and in effect until 60 days following the expiration of the applicable statute of limitation period (including extensions); and (c) Section 3.22 (Environmental and Safety Laws), which shall survive the closing of the transactions for a period of 5 years. This Section 10 shall survive the termination of this Agreement. For the purpose of this Section 10.3, all statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto or in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder as of the date of such certificate or instrument. Any matter as to which a claim has been asserted by notice to the other party that is pending or unresolved at the end of any applicable limitation period shall continue to be covered by this Section 10.3 notwithstanding any applicable statute of limitations (which the parties hereby waive) until such matter is finally terminated or otherwise resolved by the parties under this Agreement or by a court of competent jurisdiction and any amounts payable hereunder are finally determined and paid.

     10.4 Successors and Assigns; Third Party Beneficiary. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. Nothing set forth in this Agreement shall be construed to confer any benefit to any third party who is not a party to this Agreement, other than the Parent.

     10.5 Entire Agreement. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and they supersede, merge and render void every other prior written and/or oral understanding or agreement among or between the parties hereto.

     10.6 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be delivered personally, delivered by courier or overnight delivery, addressed (a) if to the Purchaser, c/o Cablevision Systems Corporation, 1111 Stewart Avenue, Bethpage, New York 11714, Attention: General Counsel or such other address as such Purchaser shall have furnished to the Company in writing, with a copy (which shall not constitute notice) to Sullivan & Cromwell, 125 Broad Street, New York, New York 10004, Attention: Robert W. Downes, or (b) if to the Company, at 15 Princess Road, Lawrenceville, New Jersey 08648, Attention: President, or at such other address as the Company shall have furnished to the Purchaser in writing, with a copy (which shall not constitute notice) to Smith, Stratton, Wise, Heher & Brennan, 600 College Road East, Princeton, New Jersey 08540, Attention: Richard
J. Pinto. Notices that are mailed shall be deemed received five days after deposit in the United States mail.

     10.7 Severability. In case any provision of this Agreement shall be found by a court of law to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

     10.8 Finder's Fees and Other Fees.

     (a) The Company (i) represents and warrants that it has retained no finder or broker other than First Union Securities, Inc. in connection with the transactions contemplated by this Agreement and, (ii) hereby agrees to indemnify and to hold the Purchaser harmless from and against any liability for commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which the Company, or any of its employees or representatives, are responsible.

     (b) The Purchaser (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and to hold the Company harmless from and against any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which the Purchaser, or any of its employees or representatives, are responsible.

     10.9 Expenses. (a) The Company and the Purchaser shall each bear their own expenses and legal fees in connection with the consummation of the transactions contemplated by this Agreement and the other Transaction Documents.

     (b) Notwithstanding Section 10.9(a), the Company agrees to reimburse the Purchaser's reasonable fees and expenses of outside counsel incurred in connection with the transactions contemplated by this Agreement, up to a maximum of $200,000 upon the Second Closing based on copies of the relevant invoices delivered to the Company; provided, however, that in the event that this Agreement is terminated in accordance with Section 10.2(iii), the Company agrees to reimburse the Purchaser for all the Purchaser's reasonable fees and expenses of outside counsel incurred in connection with the transactions contemplated by this Agreement, up to a maximum of $350,000 within 5 business days of receipt of a copy of the relevant invoices.

     10.10 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     10.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     10.12 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to the Company or to any holder of any securities issued or to be issued hereunder shall impair any such right, power or remedy of the Company or such holder, nor shall it be construed to be a waiver of any breach or default under this Agreement, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any delay or omission to exercise any right, power or remedy or any waiver of any single breach or default be deemed a waiver of any other right, power or remedy or breach or default theretofore or thereafter occurring. All remedies, either under this Agreement, or by law otherwise afforded to the Company or any holder, shall be cumulative and not alternative.

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                          PRINCETON VIDEO IMAGE, INC.

                                          By:    /s/ DENNIS P. WILKINSON
                                            ------------------------------------
                                            Name: Dennis P. Wilkinson
                                            Title: CEO

                                          PVI HOLDING, LLC

                                          By:      /s/ WILLIAM J. BELL
                                            ------------------------------------
                                            Name: William J. Bell
                                            Title: Vice Chairman

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                                                                      APPENDIX E

THIS APPENDIX SETS FORTH INFORMATION REGARDING PVI.

                                  OUR BUSINESS

GENERAL

     PVI developed and is marketing a real-time video insertion system that, through patented computer vision technology, places computer-generated electronic images into live and pre-recorded television broadcasts of sports and entertainment programming. These electronic images range from simple corporate names or logos to sophisticated multi-media 3-D animated productions. During the broadcast of a sports or entertainment program, for example, an image can be placed to appear to be physically located in various high visibility locations in the stadium, on the playing field, or as part of the natural landscape of the scene. The Live Video Insertion System (the "L-VIS(TM) System") has been used to insert images, including advertising images and program enhancements, into both live and pre-recorded television broadcasts. As part of our research and development program, we are developing a series of products to allow viewers to interact with live or recorded video programming delivered to the home via the Internet or through interactive television. These applications will enable the viewer to influence the on-screen presentation of a broadcast which utilizes the L-VIS(TM) System by using a mouse or other pointer, for example, to indicate areas of interest. We are also marketing our systems on a worldwide basis through licensing and royalty agreements and through our majority-owned subsidiary, Princeton Video Image Europe, N.V. ("PVI Europe"), which is headquartered in Brussels, Belgium.

     We believe that our L-VIS(TM) System, which is an integrated hardware and software system, can benefit (i) advertisers, through the placement of their ads in high visibility locations and by the ability to provide specific advertising to specific geographical regions; (ii) broadcasters and program producers, through a new revenue stream from additional inventory of advertising space or program enhancements; and (iii) teams and leagues, through increased revenue streams and greater flexibility and control over in-stadium advertising. The L-VIS(TM) System has been used to insert images into live and pre-recorded television broadcasts including baseball games, soccer matches, football games, motor sports, horse races, tennis matches, ski jumping events, telethons, and entertainment programming. In the future, viewers may be able to customize their own television viewing experience by interacting with images inserted by our L-VIS(TM) System.

     It is our objective to become the leading provider of electronic advertising and program enhancements to the broadcasters of sports and entertainment programming as well as to television advertising markets worldwide. The key elements of our strategy are (i) developing relationships with sports rights owners such as the National Football League ("NFL"), National Basketball Association ("NBA"), Major League Baseball ("MLB"), FIFA (soccer's international governing body), specific teams and the governing bodies of other sports; (ii) developing relationships with non-sports rights owners of first run and syndicated entertainment programming; (iii) furthering our relationships with national network broadcasters such as NBC, CBS, ABC, ESPN, TNT, and FOX;
(iv) working with high-profile advertisers to assist them in understanding and capitalizing on the use of the L-VIS(TM) System; and (v) developing and enhancing L-VIS(TM) System software so it can be used in Internet and interactive television products as well as for additional sports and entertainment applications.

     This Appendix includes certain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are identified by the use of forward-looking words such as "anticipates," "believes," "plans," "estimates," "expects," and "intends," or words or phrases of similar expression. These forward-looking statements are subject to various assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated by the statements we make. Factors described in our Annual Reports on Form 10-K and other filings with the Securities and Exchange Commission could cause our actual results to differ materially from those expressed in any forward-looking statement we make. We do not promise to update forward-looking information or any other information to reflect actual results or changes in assumptions or other factors that could affect those statements.

     We were incorporated in New Jersey on July 23, 1990.

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OVERVIEW OF THE TELEVISION ADVERTISING AND SPONSORSHIP MARKET

     Sports advertising and sponsorship is a significant market both inside and outside the United States. Advertisers in the United States spent an aggregate of approximately $10.9 billion to purchase television advertising and sponsorship rights with respect to sporting events in 1999, according to information from the following industry sources. The 1999 network and cable television sports advertising markets in the United States were reported by Paul Kagan Associates, Inc. ("Kagan Associates") to be approximately $3.8 billion and $1.2 billion, respectively. The December 1999 IEG Sponsorship Report, a sports newsletter published biweekly by IEG, Inc., projected that $5.92 billion would be spent to sponsor specific teams, stadium locations and sporting events in 1999.

     The cost of a television commercial spot is normally a function of the nature and size of the expected audience of the event to be broadcast. A spot in a national broadcast of a major sporting event, such as the Super Bowl or a World Series game, sells for a price many times that of a spot in a regular season game broadcast only locally or regionally. For example, the costs of a 30-second spot in the broadcast of a local 1999 regular season Philadelphia Phillies baseball game, a 1999 nationally broadcast Monday night NFL football game and the 1999 Super Bowl were approximately $3,000, $380,000 and $1,600,000, respectively. Television broadcasters (including national television and cable networks, regional cable networks, and local television and cable operators) purchase television broadcast rights to sporting events from the holders of those rights, which include individual teams as well as various leagues, federations, associations and other organizations representing both professional and amateur sports. Rights to specific games or events may be held by teams, leagues, associations, or any combination thereof, depending on the arrangements under which each sport is organized.

     We believe that the growth of sports advertising and sponsorship is largely driven by the desire on the part of advertisers to be "in the game" by having their brands and products visible during the broadcast of televised live or pre-recorded events. The development of video insertion technology has created a new method of advertising in which the electronically inserted brand or message can appear, to the television viewer, to be a part of the stadium or natural landscape where the event is taking place. The L-VIS(TM) System can increase the signage capacity of the stadium or venue from the television viewer's perspective. By exposing the television viewer to the brand or message during the event, the advertiser is "in the game" and can be more confident that its message will actually be seen by the viewer, as the advertisement can be placed strategically to appear on the television screen where traditional signage may not be practical or available.

     Sponsorship generally entails associating the sponsor's name with the event or stadium as well as signage rights, i.e., the prominent display of the sponsor's name and products in specified locations in the stadium or broadcast. Sponsors purchase sponsorship rights from the holders of those rights. Like broadcast rights, the ownership of sponsorship rights depends on the specific sport and the event or location. In some cases, the owner of the venue at which an event is staged holds the sponsorship rights to the event. In other cases, the team owner may own the sponsorship rights, including signage. Advertisers or their representatives negotiate sponsorship arrangements directly with sponsorship rights holders and not with broadcasters. Since broadcasters historically have not shared in sponsorship revenue, they traditionally have not assisted sponsorship programs. In order to interest broadcasters in the capabilities of the L-VIS(TM) System, we have made program enhancements available, such as the virtual first down line in football and the virtual finish line in horse racing.

     The success of the L-VIS(TM) System requires that we enter into satisfactory commercial arrangements with advertisers, rights holders and broadcasters. To date, many of the major broadcasters and a limited number of the broadcast rights holders and advertisers have agreed to use our L-VIS(TM) System during live and pre-recorded sports and entertainment broadcasts. Our continued expansion will depend on, among other things, our ability to identify markets, to manage growth, and to hire and retain skilled personnel. Some press coverage of our technology has raised concerns about its desirability and potential misuse relating to television tampering, ethics, and over commercialization. There can be no assurance that the use of our L-VIS(TM) System will be accepted by television viewers or that we will be able to combat effectively potential future negative publicity regarding ours or similar technology. To the extent that we are unable to more successfully market

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the L-VIS(TM) System our business might not develop as quickly or to the extent necessary to support our current level of operations.

ABILITIES OF THE L-VIS(TM) SYSTEM

     We believe that the L-VIS(TM) System provides advantages when compared to traditional 30-second advertising spots and other forms of advertising because the L-VIS(TM) System:

     - Allows for "in the game" advertising. The L-VIS(TM) System allows an advertiser to be "in the game" or broadcast, by having their brands and products visible during the broadcast of televised live and pre-recorded sports and entertainment programming;

     - Reduces the effect of channel surfing and viewer muting. Because the L-VIS(TM) System allows for "in the game" advertising, the negative effect of channel surfing, which often occurs during traditional 30-second advertising spots, may be reduced;

     - Allows placement of advertising in high visibility locations. The L-VIS(TM) System allows for the insertion of images into places that otherwise might not be used for advertising because of potential interference with the actual physical playing surface or background such as the wall behind homeplate in a baseball game;

     - Creates new inventory for advertising rights holders. The L-VIS(TM) System allows for new advertising by providing for the insertion of images in locations that are unavailable for conventional billboards, such as the racetrack in a motor sports event, or the natural landscape or background during news and other entertainment programming;

     - Allows for "narrow casting" of specific advertising to specific geographical regions. The L-VIS(TM) System also allows for specific advertising to specific geographical regions. Thus, where desired, a rights holder can sell the same advertising space to different advertisers in different markets; for instance, the Philadelphia broadcast of a San Diego Padres-Philadelphia Phillies MLB game can include a different inserted advertisement behind homeplate than the San Diego broadcast;

     - Provides for animation and audio-video advertising. The L-VIS(TM) System may be used, when appropriate, to insert animation and audio-video advertising within the program to enhance the impact of the advertising;

     - Allows branding of an event. Insertions made during a live broadcast will be captured, or branded, on recordings of the event and may then be shown around the world in re-broadcasts and highlight films of the event. An advertiser will benefit from every re-broadcast, such as re-broadcasts which occur during the sports segment of most news programs; and

     - Provides advertising to otherwise advertising-free environments. Our technology can be used to insert advertising into otherwise advertising-free environments, e.g., pay-per-view concerts, sports and entertainment programming.

THE L-VIS(TM) SYSTEM TECHNOLOGY

     Our L-VIS(TM) System is a system of proprietary hardware and software which we have designed to insert electronic images into live and pre-recorded television broadcasts of sports and entertainment programming. The inserted images may be two or three dimensional, static or animated, opaque or semi-transparent and may be placed so that the inserted images appear to exist on the playing field, in the stadium or venue where a game or sporting event is being played, or in the background or natural landscape in entertainment programming. If a player or other object moves in front of an image that is inserted on a wall, in the background, or on a playing field, the L-VIS(TM) System is programmed so that the passing object occludes that portion of the inserted image. The L-VIS(TM) System can also be used to insert a free standing image so that the image will occlude a person or other object which "passes behind" it.

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     The basic L-VIS(TM) System, also referred to as the "Vision" system relies on computer vision techniques that recognize prominent features in the television picture and track the motion of the scene. This L-VIS(TM) System and its operator may be located at the site of the event, at the network studios of the broadcaster or at an individual station or cable system head-end carrying the broadcast. Before the broadcast, the advertising images to be inserted are prepared and the operator identifies the location in the broadcast scene where the images will be inserted. The Vision system is designed to recognize the broadcast scene in real time during the broadcast and to insert the image as instructed each time the broadcast scene containing the insert location appears. The operator controls which of several images is selected for insertion and when it will be inserted.

     We have designed software that allows for the use of the L-VIS(TM) System using this computer vision technology in the live broadcasts of football, baseball and soccer. For instance, in baseball our software allows images to be inserted on the wall behind home plate, the outfield wall or the area above the outfield wall. To the television viewer, a non-animated advertisement inserted with the L-VIS(TM) Vision system, such as an advertisement on the wall behind home plate, appears to be part of the original scene, in proper perspective and fixed in the scene as the camera pans, tilts and zooms, and as players move in front of the image. Furthermore, because an inserted image is not present at the actual site of a sporting event, any distraction caused to the players by other types of advertising such as scrolling billboards will not be present. A camera sensor enhanced version of the L-VIS(TM) System can be used on almost any event including horseracing, basketball, tennis and automobile racing broadcasts.

     In May 2000, we announced a new product line, called iPoint, which is based on the basic broadcast technologies described above but which will have major implications in individualized, interactive television. While in the case of the basic L-VIS(TM) product, the entire television viewing audience sees the same insertions, in the case of the iPoint product line, it is intended that each television viewer will see advertising and features designed specifically for that individual viewer. The iPoint product is being developed to use the same technology at the stadium, or other program origination site, as in the basic L-VIS(TM) System, but the actual execution of the insertions is intended to be done locally on the television or personal computer at home using software installed in the individual television viewer's set top cable box. Using this digital set top box technology that is being developed to run our software, internet delivered advertisements and features can be inserted into the individual television broadcast based on customer preferences. These advertisements and features can be interactive, as well, allowing the viewer to customize their viewing experience by selecting particular enhancements or options. An iPoint enhanced baseball game, for instance, would allow viewers to select such virtual enhancements as "clickable" player statistics or a virtual strike zone. Entertainment programs could include interactive objects or virtual products, giving the user instant pricing or detailed information without leaving the program.

     The first stage for iPoint is its implementation by the personal computer user. We entered into an agreement with RealNetworks, Inc. ("RealNetworks") in May 2000, in which we have agreed to jointly develop the software necessary to permit insertion of internet delivered advertisements and features into streaming media on individual personal computers. We also entered into an agreement in May 2000 with Engage, Inc. whereby we have agreed to work collaboratively to provide marketing and advertising services to the television broadcast industry for the application being developed by us with RealNetworks. When this phase of development is completed the next step will be the implementation of the iPoint product into the set top box used by cable companies to deliver television programming into households.

     We operate in a rapidly developing commercial and technological environment. Our success will depend in part upon our ability to develop products for the Internet and interactive television as well as product enhancements that keep pace with continuing changes in technology and customer preferences. Our failure to develop these products on a timely basis would limit the growth potential of our business and thus have an adverse effect on our business, financial condition and the results of our operations. The video, electronics, data processing, broadcast television and cable television industries are changing rapidly due to, among other things, technological improvements, consolidations of companies and changes in consumer preferences. In particular, the live video image insertion market is relatively new and continues to adapt to the changing preferences and customs of the broadcasters, rights holders, and the ultimate television viewer. We anticipate that as the market develops, it will continue to be affected by technological change and product improvements as well as changes in industry broadcast standards.
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STRATEGY

     Our objective is to become the leading provider of electronic advertising and program enhancements to the broadcasters of sports and entertainment programming as well as to television advertising markets worldwide. The key elements of our strategy include:

     - Developing relationships with rights owners. We intend to continue developing our relationships with rights owners such as the NFL, MLB, NBA, FIFA, NASCAR, IRL, NHL, specific teams and other sports governing bodies as well as the owners of first run and syndicated entertainment programs;

     - Developing relationships with broadcasters. We intend to continue to develop the relationships we currently have with national network broadcasters such as NBC, CBS, ABC, ESPN, TNT and FOX;

     - Working with high-profile advertisers. To promote acceptance of the L-VIS(TM) System, our marketing executives are actively discussing the unique uses and benefits of our L-VIS(TM) System with high-profile advertisers. Our efforts in this area continue to expand because of the potential benefits we believe would result from the endorsement of our technology by the advertising community;

     - Enhancing and developing additional L-VIS(TM) System software. In addition to enhancing our existing software for use of the L-VIS(TM) System during football games, baseball games, soccer games, tennis matches, ski jumping and motor sports events, we are developing, software which would allow for the use of the L-VIS(TM) System during the broadcast of additional sports and other entertainment programming, including basketball games and golf. We are also developing our new iPoint product in order to expand the use of our technology to the Internet and in interactive television. This type of interactivity may become particularly interesting to the individual television viewer when he is able to use the iPoint product to control the specific advertising insertions he sees.

OWNERSHIP OF VIDEO INSERTION RIGHTS

     In the NFL, all television, video insertion and national sponsorship rights are controlled by the league for all regular season games, the playoffs, the Super Bowl and the Pro-Bowl. Such rights are controlled by individual NFL teams with respect to all pre-season games. The NFL is under contract with ABC, CBS, FOX and ESPN for the rights to broadcast various NFL football games during the 2000 NFL season. Kagan Associates estimated that the national network broadcasters holding rights to NFL games in 1999 generated an aggregate of approximately $1.3 billion in revenues through the sale of television advertisements with respect to their broadcast of regular season and playoff games, including the 1999 Super Bowl on FOX.

     In college football, the television advertising, sponsorship and video insertion rights to regular season games are held by various college football conferences. The rights to the various college bowl games are owned by bowl committees which are often non-profit corporations established to host a bowl game. Both the conferences and the committees, like other rights holders, contract with broadcasters for the national or local broadcast of their games. Kagan Associates estimated that in 1999, ABC, NBC and CBS generated approximately $229 million, $18.0 million and $48.0 million, respectively, in advertising revenues relating to their regular season and college bowl game broadcast rights.

     MLB holds all television, sponsorship and video insertion advertising rights with respect to regular season nationally broadcast games, the All Star Game, playoff games, the World Series and the international distribution of regular season games. Kagan Associates estimated that the advertising revenues received by the four major over-the-air broadcast networks with respect to MLB totaled approximately $322 million in 1997, $271 million in 1998 and $330 million in 1999. Generally, the local television rights, video insertion and sponsorship rights to regular season baseball games are held individually by each of the 30 MLB teams. Typically, each team sells to over-the-air and cable broadcasters the broadcast and television advertising rights to individual games or packages of multiple games for a fixed fee and solicits potential sponsors using a media sales group. The broadcasters earn revenues through the sale of 30-second spots to local and national advertisers.

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     The broadcast of football, baseball and any other type of sporting event is governed by agreements among the applicable teams, leagues, broadcasters and the sports federation, if any. Impediments to use of the L-VIS(TM) System during the broadcast of the sporting events covered by any of these agreements could have a material adverse effect on our business, financial condition and the results of our operations by limiting its acceptance and use in television programming. In many instances, these agreements provide that different persons control the copyrights to the broadcasts in differing circumstances, for instance, regular season play versus playoffs. Agreements often govern permitted forms of advertising and modifications to the broadcast. Use of live video insertion technology is not specifically discussed in some existing agreements and under these circumstances it is not clear whose permission must be obtained to use the L-VIS(TM) System. If we use our L-VIS(TM) System without the permission of the appropriate parties, such use can be challenged. The defense and prosecution of copyright suits is both costly and time-consuming and current broadcast copyright holders might not agree to amend current agreements to allow for or facilitate the use of our technology on terms acceptable to us.

SALES AND MARKETING

     We expect to continue to generate revenues from the sharing of advertising revenue among ourselves, rights holders and broadcasters and, in certain circumstances, through the licensing of our technology. As discussed above, the right to insert electronic images for advertising purposes into a live or pre-recorded broadcast, and hence the right to sell advertising using the L-VIS(TM) System, is held by different groups depending, in most cases, on the programming event or sport involved, the status of the game, i.e., pre-season, regular season or post-season, and whether the programming or game is to be broadcast internationally, nationally or locally. These rights may be sold for specific programming events or games and/or entire seasons to another party, most notably a broadcaster who pays the rights holder an up-front fee for such rights. In each case, we must negotiate for the use of the L-VIS(TM) System with the rights holder or holders, typically in exchange for a percentage of the advertising revenue generated using the L-VIS(TM) System or for a contracted fee. When the L-VIS(TM) System uses the live feed from the broadcaster to insert its electronic images, such broadcaster must also approve the use of the L-VIS(TM) System. Accordingly, arrangements with several parties including the rights holder and the broadcaster must be established. The L-VIS(TM) System has been used during the broadcast of, among other events, (i) the international broadcast of Super Bowls XXXIV, XXXIII and XXXII in January 2000, 1999 and 1998,
(ii) the CBS News' Early Show in its daily weekday news programming under a multi-year agreement beginning in November 1999, (iii) 2000, 1999, and 1998 MLB home games of the Philadelphia Phillies and the San Diego Padres, (iv) NFL games during the 1999-2000 and 2000-2001 regular season and playoff games broadcast by CBS Sports, (v) ESPN Sunday Night Baseball games during the 1999-2000 and 2000-2001 regular season, and (vi) IRL national telecasts on ABC and ESPN for their 2000 series, including the Indianapolis 500 in May 2000. There can be no assurance, however, that we will be successful in establishing or maintaining a relationship with any of these parties.

     The ultimate customers of our L-VIS(TM) System are expected to continue to be advertisers, sponsors, broadcasters and rights holders. Revenues flow from the advertisers and sponsors to the rights holders who pay a share of those revenues to us. We provide the L-VIS(TM) System and support services to the rights holders and we are paid by the rights holders either a percentage of the advertising revenues derived from use of the L-VIS(TM) System or an agreed upon fixed fee for services provided. The rights holders enter into agreements with broadcasters to provide the services necessary for use of our L-VIS(TM) System. The advertising space using the L-VIS(TM) System is then sold either by the rights owner or by the broadcaster, depending on the specific arrangement between such parties, and the advertising revenues are shared among the rights owner, the broadcaster and us. As a result, we often rely upon the marketing and advertising staffs of these rights holders and broadcasters, which typically target the manufacturers or producers of nationally distributed products. The broadcast rights holders have been only moderately successful in selling L-VIS(TM) System advertising. If the broadcast rights holders are unable to enter into higher paying or a greater number of arrangements with advertisers, this failure could inhibit the growth in our revenue stream. In order to mitigate this dependency on third parties, we are actively promoting the advantages of the L-VIS(TM) System directly to major advertisers. We believe that promotion is important in influencing market acceptance of the L-VIS(TM) System among potential advertisers.
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     Over the past several years, we have focused our sales and marketing efforts on those sports that account for a significant amount of the United States or worldwide advertising and sponsorship expenditures and in a growing number of entertainment programming applications. Following is an explanation of our sales and marketing strategy for several of our target markets:

  Football

     In football, we have developed several different applications for advertising and the use of viewer enhancements. In one application the L-VIS(TM) System software has been designed to insert images in the vicinity of the goal posts either as a lead-in to commercial breaks or during field goal and extra-point attempts. Insertions in the vicinity of the goal posts offer rights holders the ability to sell advertising for a high visibility location where advertising was not previously located. In another application, a line indicating the first down line is inserted into the live event. In this case, we provide the service to the broadcaster for a fee. This line can also be sponsored and the sponsors' logo can appear on the line. We expect these applications to account for substantially all of our football revenue.

     During NFL pre-season in August 2000, the L-VIS(TM) System was used in games of the Minnesota Vikings to insert promotional material and advertising in the broadcasts. Super Bowl XXXIII in January 1999 featured PVI inserts in both the domestic and international feeds: player introductions in the domestic feed and three custom advertising feeds for Mexico, Canada and the world feed in international broadcasts, including advertisements for Charles Schwab and General Motors. The Coca-Cola Company was the exclusive sponsor during the international broadcast of Super Bowl XXXII in January 1998 when our L-VIS(TM) System was used to insert electronic images on their behalf.

     During the regular NFL seasons in 2000 and 1999, we used the L-VIS(TM)technology to insert a first down line in CBS national broadcasts, including post season playoff games. The first down line appears to be popular with the viewing audience and similar technology could be used to put advertising on the field, in the form of a "branded" first down line, for example, if the rights owner permits it. Although the NFL does not permit signage in the broadcasts of its regular season games at the present time, we continue to pursue this possibility. In 1999, we signed an agreement with the NFL International giving us exclusive electronic insertion rights to the NFL Europe League, the international broadcast of the domestic NFL games including the Super Bowl game and the domestic broadcast of the Europe League games. This agreement was renewed in April 2000 and has been extended through the January 2002 Super Bowl.

     From time to time, the L-VIS(TM) System has been used in the broadcast of college football games. Most recently, in January 2000, the L-VIS(TM) System was used during the ABC broadcast of the Rose Bowl in Pasadena, California. The ESPN sports network first used the L-VIS(TM) System in the broadcast of football games during the 1995 fall college football season, including its broadcasts of the Holiday Bowl and the Peach Bowl. Since then, ESPN and ESPN2 have used the L-VIS(TM) System to make insertions in numerous college football broadcasts. We intend to continue to pursue additional arrangements for the use of the L-VIS(TM) System with respect to the broadcast of NFL and college football games. However, there can be no assurance that we will be successful in creating greater interest for use of the L-VIS(TM) System with respect to the broadcast of either NFL or college football games.

  Baseball

     We focused our initial marketing efforts on the local MLB market because the advertising rights in each local market are typically held by the individual teams in that market. This provides a greater number of potential customers than are available in many other sports. Because a normal baseball game is divided into 18 half-innings, advertisements can be sold by the rights holder using a half-inning advertising unit, which enables the rights holder to know exactly how many advertising units may be sold and what its revenues will be from the sale of such advertising. We have negotiated and intend to continue negotiating for the right to consent to any pricing model before its implementation.

     Since its initial use on television in the 1995 broadcast of local baseball games by Comcast Cable of New Jersey, the L-VIS(TM) System has been used by numerous baseball teams and broadcasters. The San Diego
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Padres have used the L-VIS(TM) System throughout the 1997, 1998 and 1999 MLB season and are currently under contract to use the L-VIS(TM) System throughout the 2000 MLB season. The Philadelphia Phillies have used our L-VIS(TM) System throughout the 1998 and 1999 MLB season for broadcasts of home games and are currently under contract for the 2000 MLB season. Prior to the 2000 MLB season, the San Francisco Giants used the L-VIS(TM) System for broadcasts of Giants home games on the San Francisco station KTVU and SportsChannel during the 1996-1999 MLB seasons. In addition, FOX carried one of the Giants home games on its "Game of the Week" program during which our L-VIS(TM) System was used. The Giants paid fees to the broadcaster for use of the video feed required by the L-VIS(TM) System and to facilitate its utilization.

     In February 2000, ESPN contracted with us to create and insert virtual advertisements using the L-VIS(TM) System in a minimum of twenty nationally telecast ESPN Sunday Night Baseball Games during the 2000 season and the agreement was expanded in August 2000 to include four additional games on the ESPN2 network. Prior to this, we had entered into an agreement with ESPN in 1998 whereby ESPN used the L-VIS(TM) System to insert advertising in selected Sunday Night national broadcasts of MLB games. The first interleague game in 1998 between the New York Mets and the New York Yankees featured advertising that we inserted. This agreement with ESPN was renewed for the 1999 season and the L-VIS(TM) System was used in the broadcast of the 1999 opening day game of the MLB season.

     We are continuing our efforts to contract with other baseball teams to use our technology and to renew existing relationships with the individual teams and the national broadcasters. There can be no assurance, however, that we will be successful in creating greater interest for use of the L-VIS(TM) System in MLB.

  Soccer

     Although revenues from soccer television advertising in the United States historically have been very small, we have marketed, and intend to continue marketing, the L-VIS(TM) System for use in soccer matches in Europe, Latin America and Asia, where the popularity of soccer is significantly greater than in the United States.

     The basic L-VIS(TM) System was designed to insert an image onto the center circle of a soccer field. In March 2000, our Latin American licensee, Publicidad Virtual, S.A. de C.V., entered into a multi-year agreement with Televisa and TV Azteca, Mexico's two largest television networks for the use of the L-VIS(TM) System. Under the terms of the agreement, Publicidad will insert virtual advertisements in the broadcast of a minimum of twenty Mexican National Soccer Teams' games. The agreement includes the telecast of World Cup 2002 qualifying games.

     Beginning with the first use of our L-VIS(TM) System in soccer to insert advertising logos during live international broadcasts of the Parmalat Cup tournament in August 1995, the L-VIS(TM) System has been used both nationally and internationally. RTBF, the French language national broadcaster in Belgium, successfully used the L-VIS(TM) System in May 1996 to insert three-dimensional images into the broadcast of the Belgian Cup. We have also used the L-VIS(TM) System to insert logos during the December 1996 World Cup qualifying match between the Dutch and Belgian national teams and, by a licensee to insert advertisements in more than 400 soccer matches in Mexico.

     Because it is our understanding that FIFA continues to evaluate its position on the insertion of advertising on to the field of play, we continue to explore ways to encourage FIFA to grant permission to use the L-VIS(TM) System in FIFA-sanctioned matches. The L-VIS(TM) System has not been used in FIFA-sanctioned matches to insert images on the field of play while a match is in progress. Instead, the L-VIS(TM) System has been used before and after a match. In addition, we have discussed using the L-VIS(TM) System to insert advertising on sideboards during FIFA-sanctioned matches. Without the permission of FIFA, however, our potential revenue from soccer will be substantially reduced. There can be no assurance that FIFA will give such permission.

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  Motor Sports

     In March 2000, the Indy Racing League ("IRL") became the first major motor sport to utilize virtual advertising in the national telecast of their entire 2000 racing season. The IRL races are telecast over either ABC or ESPN and include the broadcast of the Indianapolis 500 in May 2000. The L-VIS(TM) System has been used to insert virtual images into the natural landscape of the broadcast, both in the middle of the field and on the race track. This deal marked the first time a major motor sports rights holder elected to use virtual signage in place of traditional site based signage during its broadcasts. Prior to our entering into this agreement with the IRL, the L-VIS(TM) System was used in several other major motor sports events including the Brickyard 400 in August 1998 and 1999.

  Other Sports

     Kagan Associates estimated that in 1999, 16.7% and 5.2% of the combined sports advertising revenues generated by ABC, CBS, NBC and FOX were for basketball and golf, respectively. We have also provided services using the L-VIS(TM) System in other sports programming. ESPN used the L-VIS(TM) System in international broadcasts of the 1997 and 1998 X-Games, which were taped in San Diego. Turner Sports used the L-VIS(TM) System in its telecasts of the Goodwill Games ski jump event in February 2000, placing a virtual line marking the length of the longest jump and an animated virtual sign showing wind speed and direction. We are currently in discussions with Jack Nicklaus Productions to add virtual images to certain golf events and we have entered into an agreement with Outdoor Life Network (OLN) whereby OLN will sell to sponsors virtual signage to be placed in cycling broadcasts.

INTERNATIONAL BUSINESS STRATEGY

     Our strategy with respect to sports and entertainment programming originating outside of the United States is to enter into royalty and licensing agreements either with foreign broadcast and sports marketing experts or by the formation of foreign subsidiaries either majority or wholly owned by PVI. In June 2000, we formed PVI Europe, a majority-owned subsidiary headquartered in Belgium, for the purpose of marketing our L-VIS(TM) System throughout all of Europe with the exception of Spain and Portugal.

     In August 1999, we entered into a license agreement with Sistemas de Publicidad Virtual, S.L., ("Sistemas") granting to Sistemas exclusive rights to exploit the commercial use of the L-VIS(TM) System for television broadcasts which originate and are intended for telecast solely within Spain and Portugal. Under the terms of this agreement, Sistemas will pay us royalties of 30% based upon revenues generated from use of the L-VIS(TM) System. The license agreement terminates after five years but includes a five-year renewal option. In March 1999, we renegotiated the terms of a License Agreement we had entered into with Publicidad Virtual, S.A. de C.V. ("Publicidad") in 1993 which had granted an exclusive, royalty-free license to use, market and sub-license the L-VIS(TM) System throughout Mexico, Central and South America and the Spanish-speaking markets in the Caribbean basin. As a result of the renegotiation, we now receive royalties from Publicidad based on their net revenues. The L-VIS(TM) System has been used by the clients of Publicidad to place insertions into broadcasts of more than 400 soccer matches, plus tennis matches, bullfights and entertainment programming including concerts. We expect that the largest international market for the L-VIS(TM) System will be for soccer matches and entertainment programming.

     In June 2000, we terminated a license agreement which had been entered into with Sasani Limited of South Africa in January 1999. We are currently in discussions with several potential licensees in South Africa to continue the work which was begun by Sasani. The L-VIS(TM) System has been used to place insertions into broadcasts of numerous soccer matches on behalf of clients of Sasani Limited and we will continue to explore the market potential in South Africa as part of our strategy to become the leading provider of electronic advertising and program enhancements worldwide.

     There can be no assurance that we will be able to enter into or maintain favorable relationships with any partners or licensees, that any partners or licensees will establish a market for the L-VIS(TM) System, that any relationships will generate any revenue for us, or that any partners or licensees will act in good faith and perform their obligations to us. To the extent that we have entered into these exclusive arrangements in a
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particular market, we are dependent upon these partners or licensees' to generate revenues for us. Their failure could preclude us from generating material revenues in such geographical area or with respect to a specific sport, as the case may be.

     There are certain risks inherent in doing business in international markets, such as unexpected changes in regulatory requirements, tariffs and other trade barriers, difficulties in staffing and managing foreign operations, political instability, fluctuations in currency exchange rates, reduced protection for intellectual property rights in some countries, seasonal reductions in business activity during the summer months in Europe and certain other parts of the world, and potentially adverse tax consequences. In addition, we may not succeed in creating a material business internationally. We have granted some parties exclusive rights to territories or specific sporting events, which means that we must rely on their success in these areas. Their failure could greatly reduce the potential growth of our international business.

RESEARCH AND DEVELOPMENT


     The L-VIS(TM) System is designed using a Flex-Card hardware platform. This platform is more powerful than previous platforms and allows for re-configuration. We have designed the Flex-Card L-VIS(TM) System to provide multiple insertion capability, multiple camera capability and an expanded zoom range, and we have created a simplified graphical user-based interface. See "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Research and Development", set forth below regarding costs of research and development for the nine months ended March 31, 2001 and for each of the last two fiscal years.


     We are continuing to improve existing software for use of the L-VIS(TM)System during the broadcast of football games, baseball games, soccer games, tennis matches and motor sports. Further, we are developing software to permit the use of our L-VIS(TM) System during the broadcast of basketball games and golf and other sports. We have also made the L-VIS(TM) System available for use with other events such as award shows, news programming, pay-per-view boxing and concerts. We believe that there may be important applications of our technology as it relates to these sports and entertainment programs when viewed with interactive television and/or the Internet.

     The L-VIS(TM) System can still only be used for some programs under certain circumstances. During live events, we must have the cooperation of the broadcaster to obtain acceptable results. In the past the L-VIS(TM) System has been operated mainly by our personnel, but increasingly is operated by operators trained by us. We are working to develop additional software and hardware and train personnel to achieve a more user-friendly product with wider potential use.

COMPETITION

     PVI knows of three international organizations that have developed and are continuing to develop processes and equipment to pursue an advertising business similar to our own. These organizations are Symah Vision-SA ("Symah"), Orad Hi Tech Systems Ltd. ("Orad") and SciDel Technologies Ltd. ("SciDel"). Symah is owned by the LaGardere Group, which controls Matra-Hachette, a large French defense and publishing company. Symah has demonstrated its system publicly and is actively marketing its system in Europe. We believe that Symah's system has been used in Europe during the broadcast of over 300 sporting events. Orad was founded in 1993 as part of the ORMAT Group, an Israeli company originally established to create alternative energy power stations. Orad, which is partly owned by ISL, a Swiss sports-marketing firm, has two subsidiaries, Orad Inc. in the U.S. and Orad GmbH based in Germany. Orad's primary business is selling virtual sets and Orad Inc. is responsible for the worldwide marketing of Orad's virtual advertising system, "ImADgine". SciDel is a subsidiary of Scitex, a large Israeli corporation that provides services in the electronic imaging area primarily for the printing and publishing industries. Both the Orad and SciDel systems have been used during some live commercial broadcasts. We believe each of these competitors has one or more patents or patent applications relating to real-time video insertion. Although we believe that use of the L-VIS(TM) System does not infringe the United States or other patents of third parties, there can be no assurance that competitors will not initiate a patent infringement action against us (see next paragraph below). We believe that the SciDel system violates one of our basic patents, and in June 1999, filed suit for patent

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infringement in U.S. District Court in Delaware against Scidel USA Ltd., the
U.S. subsidiary of the Israeli Company, Scidel Technologies Ltd. Scidel has responded by denying the charges and claiming that our patents are invalid.

     In addition, we are aware of one U.S. company, Sportvision, which is using technology similar to our own for inserting viewer enhancements, such as a first down line in football, into live television broadcasts. As far as we know, Sportvision has not been active in the advertising part of the business. On October 4, 1999, Sportvision and Fox Sports Productions filed suit in U.S. District Court in San Jose, California against PVI claiming that the use of our products infringes a recently issued patent (U.S. No. 5,917,553) which is licensed to Sportvision. Not only do we deny infringement, but we believe the patent licensed to Sportvision is invalid and is based on an invention actually conceived and made by PVI.

     In addition to these known competitors, we expect substantial competition from established broadcast business participants, if the market for video insertion technology, including virtual advertisements, proves successful. These potential competitors will likely have substantially greater financial, technical, marketing and other resources and many more highly skilled individuals than we do. Furthermore, such potential competitors may have greater name recognition and extensive customer bases that could be utilized to gain significant market share, to our detriment. Our competitors may be able to produce superior products, including products with new features, undertake more extensive promotional activities, offer more attractive terms to customers and adopt more aggressive pricing policies than we can. There is no assurance that we will be able to compete effectively with current or future competitors.


     In addition to the products of these competitors, the L-VIS(TM) System will compete with advertisers' use of traditional 30-second advertising spots, which remain the standard in the television advertising industry, and traditional signage and sponsorship programs. Our revenues will be partially dependent upon television sports advertisers allocating a portion of their advertising budgets to use the L-VIS(TM) System. There can be no assurance that advertisers will allocate their advertising expenses in the manner currently anticipated by us. Existing advertisers may be reluctant to use a new technology. Advertisers' may not believe that their sales will increase as a result of the use of our technology. The competition is likely to be more intense where we are competing for television advertising and sponsorship dollars that are currently spent on traditional media, such as 30-second spots or scrolling billboards. We need the cooperation of the sponsorship advertising sales departments of team owners, other rights holders and broadcasters. We rely on these entities for the sale of our products to advertisers, but they may have incentives to sell alternative advertising or sponsorship inventory rather than our services. This could have a material adverse effect on our business, financial condition and results of operations.


     The L-VIS(TM) System will also compete with advertisers' use of conventional billboard products, including advertising placed on playing surfaces (such as outfield walls, football fields, ice hockey rinks and soccer fields) and scrolling billboards, physically located at the site of an event, which can display sequentially a series of static advertisements. These scrolling billboards are currently marketed and used in professional baseball, basketball and other sports. These products achieve an effect that is similar to those L-VIS(TM) System insertions that are static and two-dimensional, and their use generally does not require broadcaster participation.

     During the 1999 MLB season, 24 MLB teams had scrolling billboards located behind home plate. The existence of these scrolling billboards and other advertising behind home plate currently limits the marketability of the L-VIS(TM) System in baseball. We believe that one manufacturer of scrolling billboards used in stadiums has included restraints in its contracts that inhibit or prohibit the use of video insertion technology in television broadcasts. Other agreements among advertisers, sponsors, syndicators, promoters, broadcasters and cable operators may include similar provisions. These restrictions may have a material adverse effect on our business, financial condition and results of operations.

     In the sports advertising arena, we continue to generate revenue primarily by attracting new advertisers and sponsors to the sports advertising and sponsorship market and by causing existing advertisers and sponsors to use the L-VIS(TM) System. There can be no assurance that total advertising and sponsorship expenditures will increase as a result of the availability of the L-VIS(TM) System. As we continue to compete for television
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advertising and sponsorship dollars that are currently allocated to traditional media, such as 30-second spots or scrolling billboards, the competition is likely to become more intense. We will be able to compete effectively with existing advertising and sponsorship alternatives only with the cooperation of broadcasters and the advertising sales departments of team owners and broadcasters, on which we must sometimes rely for sales to advertisers. Because certain L-VIS(TM) System rights holders may also own traditional television advertising rights or sponsorship rights, which may provide such rights holders with a greater percentage of the revenues received from the sale of such advertising or sponsorship rights than does the sale of L-VIS(TM) System advertisements, incentives may exist in some cases to sell alternative advertising or sponsorship inventory prior to the sale of L-VIS(TM) System advertising.

     With regard to placing images in syndicated and first run television programs, we are generating revenue through agreements with the program rights holders and distributors to place advertising logos or products within the programs themselves, prior to distribution. Advertising imbedded in the program may create conflicts with the broadcasters of the programs as it may compete with traditional 30-second spot advertising sold by the broadcasters. This in turn may affect our ability to develop a more robust business in this area.

     In the case of program enhancements, we are making available to the broadcasters a series of program enhancements which the broadcaster can use to increase the audience appeal of its programs. We will receive a negotiated fixed fee for each use by the broadcaster of such enhancements. There is no assurance that the enhancements which we have developed or may develop in the future will be of sufficient value to the broadcasters for us to generate substantial revenue therefrom. Furthermore, competitors may drive down the fees to levels where we cannot cover its costs of providing the enhancement services.

     Our development of products related to the Internet and potential interactive television business is an area where a large number of creative new companies and existing well-financed companies have a significant interest. PVI believes that its intellectual property offers an opportunity to participate effectively in these new businesses. Our ability to play a meaningful role will depend, in part, on our forming appropriate relationships with existing industry players. There is no assurance that our potential products will be embraced by the industry or that we can develop relationships necessary to create a successful business.

MANUFACTURING AND SUPPLY

     We have built 41 L-VIS(TM) System units (each, an "L-VIS(TM) Unit"), of which approximately 31 are being used from time-to-time by customers, potential customers or foreign marketing partners. An L-VIS(TM) Unit consists of standard electronic equipment racks, containing both standard purchased components and our proprietary circuit boards, assembled and tested by our own personnel. We are dependent upon a sole supplier, Lucent Technologies, for certain of the hardware components. Although such hardware components are stock items which are readily available to the public, there can be no assurance that Lucent will continue to manufacture and sell the components. We are not, however, a party to any agreement with Lucent. In order to remove the dependency on a sole supplier, we are actively developing technology that does not rely on specific hardware components.

REGULATIONS

     We do not believe that any federal or state regulations currently directly relate to or restrict the use of the L-VIS(TM) System. There are existing regulations imposed on broadcasters, which may require disclosure that the L-VIS(TM) System is being used in a particular broadcast. In addition, there can be no assurance that there will not be any regulations or restrictions in the future, which either directly, or indirectly through broadcaster regulations, will adversely affect the use of the L-VIS(TM) System. Further, there can be no assurance that regulatory agencies in foreign jurisdictions have not adopted, or will not adopt in the future, regulations or restrictions affecting the use of the L-VIS(TM) System. The adoption of these regulations or restrictions may reduce or eliminate the market for our products in any country where these regulations or restrictions are adopted. This would have a material adverse effect on the Company's business, financial condition and results of operation.

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INTELLECTUAL PROPERTY

  Patents


     We have been assigned seven issued U.S. patents. Patent No. 5,264,933, which relates to our basic pattern recognition video insertion technology, was issued on November 23, 1993, will expire on January 28, 2012 and was assigned to PVI on January 22, 1992. Patent No. 5,543,856, which relates to the use of remote insertion of images that might be useful in a narrow casting application, was issued on August 6, 1996, will expire on October 27, 2013 and was assigned to PVI on October 22, 1993. Patent No. 5,627,915, which relates to a pattern recognition system using templates, was issued on May 6, 1997, will expire on January 31, 2015 and was assigned to PVI on January 30, 1995. Patent No. 5,808,695, which relates to a method of tracking scene motion for live video insertion systems, was issued on September 15, 1998 and will expire on December 29, 2015 and was assigned to PVI on December 27, 1995. Patent No. 5,892,554, which relates to inserting live and moving objects in to scenes, was issued to PVI on April 6, 1999, will expire on November 28, 2015, and was assigned to PVI on March 31, 1998. Patent No. 5,953,076, which relates to techniques for occlusion processing, was issued on September 14, 1999 and will expire on June 12, 2016. Patent No. 6,100,925, which relates to techniques for combining camera sensors with image processing, was issued on August 8, 2000, and will expire on November 25, 2017. PVI owns all right, title and interest in each of these patents. However, the degree of protection offered by these patents is not certain.


     To date, we have filed counterpart patent applications for the seven issued U.S. patents in the European Patent Office and in various non-European countries around the world where it expects to do business. Four patents have been allowed by the European Patent Office. A number of new patent applications are pending in various countries, including the United States, and several more patent applications are in preparation. It is possible that these pending patents may not be issued. Any patents issued to us or our licensors in a foreign country may provide less protection than provided in the United States.

     We believe our patents will be important in our future business dealings, since we believe that any system that is able to deliver the technical capabilities of the L-VIS(TM) System will depend on image processing technology and will, therefore, fall within the scope of PVI's issued patents.

     The validity and/or breadth of PVI's owned and licensed patents generally may be tested in post-allowance court proceedings. (see Competition above). While there are two court proceedings presently underway relating to PVI's patent property, there has been no completed court test of any of the issued patents, the allowed patents or any of the pending applications or foreign counterparts. We are aware of other companies that have patents or patent applications in the field of electronic video insertion technology. As is the case with Sportvision, these companies or others may claim that we infringe the patents or rights of such third parties, or these third parties may infringe our patents as we believe is the case with SciDel. In either event, litigation involves complex legal and factual issues, and the outcome, consequently, is highly uncertain. Furthermore, any patent litigation entails considerable cost to PVI, which could divert resources that otherwise could be used for its operations and might be resolved in a manner that is unfavorable to us. No assurance can be given that PVI or its licensors will be successful in enforcing its rights, or that our products or processes do not or will not infringe the patent or intellectual property rights of a third party. An adverse outcome in the defense of any patent infringement action could subject PVI to significant liabilities to third parties, require PVI to license disputed technology from third parties, if possible, force it to try to redesign its products or practices, or require it to cease selling its products. In the event PVI's owned or licensed patents were successfully challenged in court, its business, financial condition and results of operations would be materially adversely affected by limiting our ability to do business.

     It is possible that one or more products developed by a competitor may be marketed or used in a territory where we have patent protection. Because an image inserted through use of video insertion technology often appears as if it exists as a physical advertisement at the site of a sporting event, it may be difficult to know whether, and which, video insertion technology is being used with respect to any televised sporting event. Thus, infringement of our patents may be difficult to monitor. Our failure to detect such an infringement may have a material adverse effect on our business, financial condition and results of operations. In the event we become aware of a potential patent infringement, we may be forced to litigate to enforce our patent rights.

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Such a situation exists with the SciDel company, which we believe is using technology that infringes our patents. PVI has thus instituted a suit against SciDel. Engaging in such an enforcement action may be protracted and expensive and, therefore, have a material adverse effect on our business, financial condition and results of operations.

     Although we do not believe that the use of the L-VIS(TM) System infringes the United States or other patents of third parties, there can be no assurance that competitors will not initiate a patent infringement action against us. On October 4, 1999, Sportvision and Fox Sports Productions filed suit in U.S. District Court in San Jose, California against PVI claiming that the use of PVI's products infringes claims of a recently issued patent (U.S. No. 5,917,553) which is licensed to Sportvision. Not only do we deny infringement, but we believe that the patent is invalid and is based on an invention actually conceived and made by us. In addition, GDM, a Spanish media company that licensed the L-VIS(TM) System for use in broadcasts in Spain and Portugal during a trial period which ended December 1996, received a letter from a Symah affiliate asserting that use of the L-VIS(TM) System in Spain would infringe one of Symah's patents. Although PVI and GDM were advised that use of the L-VIS(TM) System would not infringe Symah's patent, there can be no assurance that Symah will not assert infringement claims against PVI or its European licensees in the future or against PVI in the United States for infringement of the U.S. counterpart (U.S. Patent 5,353,392) of Symah's patent. We believe that the L-VIS(TM) System does not infringe U.S. Patent 5,353,392 and this patent has not been asserted against us.

     If the L-VIS(TM) System were found to infringe any third party patent, we might be required to modify the L-VIS(TM) System or enter into an arrangement to license such patent, if possible. There can be no assurance that we would be able, under such circumstance, to modify the L-VIS(TM) System or enter into a license arrangement. We also rely in large part on unpatented trade secrets, improvements and proprietary technology. Despite our efforts to safeguard and maintain our proprietary rights, there can be no assurance that we will be successful in doing so or that our competitors will not independently develop, gain access to our technology, reverse engineer or patent technologies that are substantially equivalent or superior to our technologies. We require our employees and some third parties to enter into confidentiality agreements.

LICENSE GRANTS TO PVI

     PVI has entered into the following license agreements relating to the L-VIS(TM) System:

     David Sarnoff Research Center, Inc. David Sarnoff Research Center, Inc. ("Sarnoff") has granted PVI a worldwide license to practice Sarnoff's technology related to the electronic recognition of landmarks, including an exclusive license covering the specific fields of television advertising and television sports. We have also been granted a non-exclusive license for use of the Sarnoff technology in all other fields relating to sports or advertising, including video production, local video insertion, private networks, medical and scientific applications and uses by the United States Department of Defense or any other United States government agency. The Sarnoff license will remain in effect until terminated by PVI, provided that PVI remains current with respect to its royalty obligations to Sarnoff. We may terminate the license at any time.

     During the term of the exclusive license for television advertising and television sports applications, we are obligated to pay Sarnoff royalties based upon a percentage of our gross revenues. All royalties accrue as earned, but no cash payments were initially required to be made until the earlier of the date on which cumulative gross revenues reached twenty million dollars or January 1, 1999. Payments for all accrued royalties through December 31, 1998 became due in January 1999 and were paid in full by December 1999.

     Additionally, under terms of this license agreement, commencing in January 1999, minimum quarterly royalties of $100,000 became due in order to maintain the license. For the calendar years 1999 and 2000, we had the option of paying these minimum royalties in cash or with PVI stock at its last issue price and, accordingly, elected to issue stock for all 1999 royalties due and for the quarters ended March 31, and June 30, 2000.

     General Electric Company. General Electric Company ("GE") granted PVI a five-year non-exclusive, worldwide license relating to all GE patents on equipment for electronic recognition of selected landmarks;

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altering images in television programs for advertising purposes; or any purpose in television programs the principal focus of which is sports, as of July 1996. Under the terms of the license agreement, we are required to pay royalties to GE based upon our gross revenues.

     Theseus Research, Inc. Theseus Research, Inc. ("Theseus") has granted PVI a non-exclusive, worldwide license to use and sell Theseus' patented technology for the warping of images in real time. During the term of the Theseus license, we are required to pay Theseus a royalty on net sales of products, if any that incorporate the Theseus technology. PVI paid Theseus an up front license fee of $50,000, which is creditable against these future obligations. The license, which terminates with the expiration of the last of the patents included in the licensed technology, may be terminated by PVI at any time.

TRADEMARKS

     L-VIS(TM) is a trademark of PVI. We filed a U.S. trademark registration application for L-VIS(TM), the mark under which we are marketing our live video insertion products. We have settled an opposition filed against the L-VIS(TM) trademark application. The U.S. Patent and Trademark Office issued a Notice of Allowance, and we have filed a Statement of Use with respect to the L-VIS(TM) mark. We believe the trademark registration will issue shortly.

     C-TRAK(TM) is a trademark of PVI. We have filed a U.S. trademark registration application for C-TRAK(TM), the mark under which we are marketing our electronic imaging system in which a part of the picture or image in a prerecorded or live video signal is scanned, digitized, stored and tracked to thereby maintain the position of one or more inserted images relative to other parts of the main picture or image. On April 13, 1999, publication of this application occurred, in response to which no oppositions were filed. Accordingly, on July 6, 1999 a Notice of Allowance issued on this application. Registration of this trademark will be completed upon our formal filing of a Statement of Use for this mark.

COPYRIGHTS AND TRADE SECRETS

     PVI relies upon copyright and trade secret protection to maintain the proprietary nature of the computer software it develops that is not patented. These steps may not protect our trade secrets, know how or other proprietary information.

EMPLOYEES

     As of September 15, 2000, we had 65 full-time employees, 25 of whom were engaged in, or directly supported, PVI's hardware and software research, development and product engineering activities, 18 of whom assemble and operate L-VIS(TM) Systems, 12 of whom were engaged in marketing activities and 10 of whom were engaged in administrative activities. In addition, we utilize part-time employees and outside contractors and consultants as needed. None of our employees are represented by a labor union, and we believe our relations with our employees are good. Our success depends on our ability to attract and retain qualified financial, technical, marketing and other management personnel for which we face competition.

     We depend on a number of key technical and management employees, including:

     - Brown F Williams, our Co-Founder and Chairman of the Board;

     - Dennis P. Wilkinson, our President and Chief Executive Officer;

     - Samuel A. McCleery, our Vice President, Business Development;

     - Lawrence L. Epstein, our Vice President of Finance, Chief Financial Officer and Treasurer;

     - Paul Slagle, our Vice President of Sales and Marketing;

     - Howard J. Kennedy, our Vice President of Convergence; and

     - Gene Dwyer, our Vice President, Chief Technology Officer.

     If one or more of these individuals leaves us, our ability to conduct operations may be materially and negatively affected. We face competition for these personnel. We have employment agreements with Messrs. Williams, Wilkinson, McCleery, Epstein and Slagle. Although our employees sign confidentiality and non-competition agreements, our key personnel might leave us and work for a competitor. We also rely on consultants to assist us in research and development strategy. Our consultants are employed by third parties and may have commitments to others that may limit their availability.

     Currently, each of our employees is required to execute an agreement pursuant to which he or she assigns to PVI all patent rights and technical or other information which pertain to PVI's business and are developed by the employee during his or her employment with PVI, and agrees not to disclose any trade secret or confidential information without the prior consent of PVI.

DESCRIPTION OF PROPERTY

     We currently lease 21,000 square feet of office space in two neighboring buildings in Lawrenceville, New Jersey. The Lawrenceville facility is our main operations center, including product, hardware and software design, manufacturing and product assembly, product test and documentation, post production and graphics, customer training and customer technical support. The leases in Lawrenceville expire in September 2002. We are currently leasing temporary office space in New York City while we undertake a search for more permanent facilities for our marketing personnel.

LEGAL PROCEEDINGS

     In June 1999 we filed suit for patent infringement in U.S. District Court in Delaware against Scidel USA Ltd., the U.S. subsidiary of the Israeli Company, Scidel Technologies Ltd. We contend that Scidel's video imaging system for electronically inserting advertising into live television broadcasts infringes on PVI's U.S. Patents No. 5,264,933 and 5,892,554. PVI seeks a permanent injunction prohibiting infringement of our patents. The matter was tried before Chief Judge Robinson of the Delaware District Court in late February, and the final briefing is now being completed. A decision is not expected for several months, at best. Although it is not possible to determine the ultimate outcome of this matter, it is management's opinion that the resolution of this issue will not have a material adverse effect on our financial position, results of operations or cash flows.


     In October 1999, we filed a request with the United States Patent and Trademark Office ("USPTO") to correct the ownership of US Patent 5,917,553, licensed to Sportvision, Inc. We believe that the basic subject matter of this patent belongs to PVI. After we filed this action, Sportvision, Inc. filed a lawsuit against us for infringement of the disputed US Patent 5,917,553. Sportvision, Inc. is seeking injunctive relief and compensation including damages. Based upon our preliminary assessment of the claim, we believe that we are the owner of the basic subject matter of the disputed patent and that the claim lacks merit. We plan to vigorously defend our ownership of the patent. Subsequent to their original filing, Sportvision filed a motion for a preliminary injunction, which was heard on September 22, 2000. By agreement of the parties, a stay on all activity in the lawsuit was entered, which expires on June 6, 2001. As a result of the stay, the court has not yet decided the preliminary injunction motion.

MARKET FOR COMMON EQUITY AND RELATED SHAREHOLDER MATTERS


     Our common stock trades on the Nasdaq National Market under the symbol "PVII." The following table sets forth, for the calendar periods of the Fiscal years indicated, the range of high and low sale prices for our common stock on the Nasdaq National Market:



PERIOD                                                         HIGH       LOW
------                                                        -------    ------
  1999 1st Quarter..........................................  $ 5.688    $    2.50
        2nd Quarter.........................................    5.063         2.063
        3rd Quarter.........................................    5.625         3.25
        4th Quarter.........................................    8.563         4.50

  2000 1st Quarter..........................................  $ 6.00     $    3.625
        2nd Quarter.........................................    8.50          4.875
        3rd Quarter.........................................   13.438         7.00
        4th Quarter.........................................    7.75          4.188

  2001 1st Quarter..........................................  $ 6.188         4.186
        2nd Quarter.........................................    4.875         1.313
        3rd Quarter.........................................    6.00          1.563



     As of April 30, 2001, there were 370 holders of record of our common stock, with beneficial shareholders in excess of 400. On May 17, 2001, the last sale price reported on the Nasdaq National Market for the common stock was $3.40 per share. The market prices of equity securities of technology companies, such as PVI, have experienced substantial price volatility in recent years for reasons both related and unrelated to the individual performance of specific companies. Future sales of restricted securities (as defined under Rule 144 of the Securities Act of 1933 as amended), common stock under PVI's Stock Option Plan, and outstanding warrants, in the public market could adversely affect the stock price and our ability to raise funds in new stock offerings. To date, the trading volume of our common stock has remained relatively low. As a result, shareholders may experience difficulty selling or otherwise disposing of shares of common stock at favorable prices, or at all.


     On December 27, 2000, the day prior to the announcement of the agreement to acquire Publicidad Virtual, S.A. de C.V., the last sale price reported on the Nasdaq National Market for the common stock was $1.4687 per share. On February 2, 2001, the trading day prior to the announcement of the execution of the Stock and Warrant Purchase Agreement with PVI Holding, LLC, an indirect wholly-owned subsidiary of Cablevision Systems Corporation, the last sale price reported on the Nasdaq National Market for the common stock was $4.75 per share.


     We have neither paid nor declared any dividends on the common stock since its inception. We expect to retain all earnings, if any, generated by our operations for the development and growth of our business and do not anticipate paying any cash dividends to our shareholders in the foreseeable future. The payment of future dividends on the common stock and the rate of such dividends, if any, will be determined in light of any applicable contractual restrictions limiting our ability to pay dividends, our earnings, financial condition, capital requirements and other factors deemed relevant by our Board of Directors. Furthermore, pursuant to our Restated Certificate of Incorporation, we are prohibited from paying any dividends on the common stock until all accumulated dividends in respect of the Series A preferred stock and Series B preferred stock have been paid. As of April 30, 2001, the accrued dividends with respect to the shares of Series A preferred stock and Series B preferred stock totaled $25,572 and $28,226, respectively.


     We are required to redeem the Series A preferred stock on a pro rata basis, at a price of $4.50 per share plus all accrued but unpaid dividends, out of 30% of the amount, if any, by which our annual net income after taxes in any year exceeds $5 million, as shown on our audited financial statements. Subject to the prior redemption of all of the Series A preferred stock, we are required to redeem the Series B preferred stock, on a pro rata basis, at a price of $5.00 per share plus all accrued but unpaid dividends out of 20% of the amount, if any, by which our annual net income after taxes in any year exceeds $5 million, as shown on our audited financial statements.

     In July 2000, we offered all shareholders of the Series A preferred stock and Series B preferred stock the opportunity to exchange their shares of preferred stock for shares of our common stock. The transaction closed on August 17, 2000 and 56,237 shares of the Series A preferred and 73,207 shares of the Series B preferred were exchanged for 70,256 and 97,313 shares, respectively, of PVI common stock.

          INDEX TO FINANCIAL STATEMENTS -- PRINCETON VIDEO IMAGE, INC.



Report of Independent Accountants...........................  E-20
Consolidated Balance Sheets as of June 30, 2000 and 1999....  E-21
Consolidated Statements of Operations for the years ended
  June 30, 2000, 1999 and 1998..............................  E-22
Consolidated Statements of Cash Flows for the years ended
  June 30, 2000, 1999 and 1998..............................  E-23
Consolidated Statements of Changes in Shareholders'
  (Deficit)/Equity for the years ended June 30, 2000, 1999
  and 1998..................................................  E-24
Notes to Consolidated Financial Statements..................  E-25
Consolidated Balance Sheet as of March 31, 2001 and June 30,
  2000 (Unaudited)..........................................  E-43
Consolidated Statements of Operations for the nine months
  ended March 31, 2001 and 2000 (Unaudited).................  E-44
Consolidated Statements of Cash Flows for the nine months
  ended March 31, 2001 and 2000 (Unaudited).................  E-45
Notes to Consolidated Financial Statements (Unaudited)......  E-46
SUPPLEMENTARY DATA (Unaudited)..............................  E-54
Management's Discussion and Analysis of Financial Condition
  and Results of Operations.................................  E-55

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and
Shareholders of Princeton Video Image, Inc.:

     In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations, of cash flows and of changes in shareholders' (deficit)/equity present fairly, in all material respects, the financial position of Princeton Video Image, Inc. at June 30, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended June 30, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express our opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Florham Park, New Jersey
September 21, 2000

                          PRINCETON VIDEO IMAGE, INC.



                          CONSOLIDATED BALANCE SHEETS



                                                                JUNE 30,        JUNE 30,
                                                                  2000            1999
                                                              ------------    ------------
ASSETS
Current Assets:
  Cash and cash equivalents.................................  $  8,388,148    $ 12,494,373
  Restricted marketable securities held to maturity.........        60,847         138,000
  Securities available for sale.............................       846,167              --
  Trade accounts receivable.................................       829,329         378,652
  License rights............................................       600,000       1,166,667
  Other current assets......................................       198,568         177,097
                                                              ------------    ------------
          Total current assets..............................    10,923,059      14,354,789
Property and equipment, net.................................     3,685,068       3,806,718
Intangible assets, net......................................       587,486         547,546
Other assets................................................       529,195         182,065
                                                              ------------    ------------
          Total assets......................................  $ 15,724,808    $ 18,891,118
                                                              ============    ============
LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
  Accounts payable and accrued expenses.....................  $  4,135,060    $  4,300,499
  Unearned revenue..........................................       293,819         436,162
                                                              ------------    ------------
          Total current liabilities.........................     4,428,879       4,736,661
Unearned revenue............................................       630,033       1,019,472
Other liabilities...........................................        45,150              --
                                                              ------------    ------------
          Total liabilities.................................     5,104,062       5,756,133
                                                              ------------    ------------
Commitments and contingencies (Note 14)
Redeemable preferred stock:
  Cumulative, Series A, conditionally redeemable, $4.50 par
     value, authorized 167,000 shares; issued and
     outstanding 67,600 shares at June 30, 2000, redemption
     value equal to carrying value (par plus all accrued but
     unpaid dividends)......................................       439,950         421,700
  Cumulative, Series B, conditionally redeemable, $5.00 par
     value, authorized 93,300 shares; issued and outstanding
     86,041 shares at June 30, 2000, redemption value equal
     to carrying value (par plus all accrued but unpaid
     dividends).............................................       595,817         569,955
                                                              ------------    ------------
          Total redeemable preferred stock..................     1,035,767         991,655
Minority interest...........................................       311,583              --
Shareholders' Equity:
  Common stock, no par value; $.005 stated value; authorized
     40,000,000 shares; 9,879,568 shares issued and
     outstanding at June 30, 2000...........................        49,395          40,996
  Additional paid-in capital................................    60,575,678      51,535,488
  Related party notes receivable............................      (973,322)     (1,153,278)
  Other comprehensive income................................       346,167              --
  Accumulated deficit.......................................   (50,724,522)    (38,279,876)
                                                              ------------    ------------
          Total shareholders' equity........................     9,273,396      12,143,330
                                                              ------------    ------------
          Total liabilities, redeemable preferred stock and
            shareholders' equity............................  $ 15,724,808    $ 18,891,118
                                                              ============    ============



          See accompanying notes to consolidated financial statements.

                          PRINCETON VIDEO IMAGE, INC.



                     CONSOLIDATED STATEMENTS OF OPERATIONS



                                                           FOR THE YEARS ENDED JUNE 30,
                                                    -------------------------------------------
                                                        2000            1999           1998
                                                    ------------    ------------    -----------
Royalties and license fees........................  $  1,537,235    $    527,685    $   371,223
Advertising and production revenue................     1,508,664         694,528        324,789
                                                    ------------    ------------    -----------
          Total revenue...........................     3,045,899       1,222,213        696,012
Costs and expenses:
  Sales and marketing.............................     4,127,494       2,545,738      1,693,587
  Product development.............................     2,802,249       1,508,875      1,719,703
  Field operations and support....................     5,641,355       4,431,759      2,456,019
  General and administrative......................     4,222,364       3,365,689      2,958,797
                                                    ------------    ------------    -----------
          Total costs and expenses................    16,793,462      11,852,061      8,828,106
Operating loss....................................   (13,747,563)    (10,629,848)    (8,132,094)
Interest and other financial (expense)............            --              --     (1,814,178)
Interest and other income.........................       705,919         975,850        861,948
                                                    ------------    ------------    -----------
Loss before tax benefit...........................   (13,041,644)     (9,653,998)    (9,084,324)
Tax benefit.......................................       596,998              --             --
                                                    ------------    ------------    -----------
Net loss..........................................   (12,444,646)     (9,653,998)    (9,084,324)
Accretion of preferred stock dividends............       (44,112)        (44,050)       (44,050)
                                                    ------------    ------------    -----------
Net loss applicable to common stock...............  $(12,488,758)   $ (9,698,048)   $(9,128,374)
                                                    ============    ============    ===========
Basic and diluted net loss per share..............  $      (1.33)   $      (1.18)   $     (1.55)
                                                    ============    ============    ===========
Weighted average number of shares outstanding.....     9,374,317       8,186,207      5,890,530
                                                    ============    ============    ===========



          See accompanying notes to consolidated financial statements.

                          PRINCETON VIDEO IMAGE, INC.



                     CONSOLIDATED STATEMENTS OF CASH FLOWS



                                                                     FOR THE YEARS ENDED JUNE 30,
                                                              ------------------------------------------
                                                                  2000           1999           1998
                                                              ------------    -----------    -----------
Cash flows from operating activities:
  Net loss..................................................  $(12,444,646)   $(9,653,998)   $(9,084,324)
  Adjustments to reconcile net loss to net cash used in
     operating activities
     Recognition of unearned income.........................      (548,557)        34,190       (371,223)
     Depreciation expense...................................     1,849,189      1,249,235        793,043
     Amortization of intangibles/license rights.............     1,512,480        911,103         76,143
     Charges associated with stock, warrant and option
       grants...............................................       860,862        129,973        473,562
  Increase (decrease) in cash resulting from changes in:
     Trade accounts receivable..............................      (450,677)      (185,390)      (106,269)
     Other current assets...................................       (21,471)        53,151       (192,715)
     Other assets...........................................         2,868         89,127       (142,074)
     Accounts payable and accrued expenses..................       (83,494)     1,400,934        418,340
     Unearned revenue.......................................        16,775        278,200         53,500
     Customer deposits......................................            --             --       (425,000)
     Miscellaneous other....................................          (427)         4,142         23,239
                                                              ------------    -----------    -----------
     Net cash used in operating activities..................    (9,307,098)    (5,689,333)    (8,483,778)
                                                              ------------    -----------    -----------
Cash flows from investing activities:
  Purchase of held-to-maturity investments..................                           --        (61,997)
  Proceeds from held-to-maturity investments................        77,153             --             --
  Purchase of securities available for sale.................      (500,000)            --             --
  Purchases of property and equipment.......................    (1,495,146)    (2,513,898)    (2,093,702)
  Purchases of license rights...............................    (1,300,000)      (400,000)            --
  Purchase of intangible assets.............................      (135,753)      (132,080)      (180,625)
                                                              ------------    -----------    -----------
       Net cash used in investing activities................    (3,353,746)    (3,045,978)    (2,336,324)
                                                              ------------    -----------    -----------
Cash flows from financing activities:
  Proceeds from Bridge Financing promissory notes...........            --             --      1,353,000
  Repayments of Bridge Financing promissory notes...........            --             --     (1,353,000)
  Proceeds from sale of Bridge Financing warrants, net......            --             --      1,479,822
  Proceeds from sales of common stock, net..................     8,310,869          5,837     29,022,227
  Cash advanced for related party notes receivable..........       179,956       (328,780)      (169,498)
  Collections of stock subscriptions receivable.............            --             --      1,264,485
                                                              ------------    -----------    -----------
       Net cash provided by financing activities............     8,554,619       (322,943)    31,597,036
                                                              ------------    -----------    -----------
       Net increase (decrease) in cash and cash
          equivalents.......................................    (4,106,225)    (9,058,254)    20,776,934
Cash and cash equivalents at beginning of period............    12,494,373     21,552,627        775,693
                                                              ------------    -----------    -----------
Cash and cash equivalents at end of period..................  $  8,388,148    $12,494,373    $21,552,627
                                                              ============    ===========    ===========
Supplemental cash flow information:
  Interest paid in connection with Bridge financing loan....  $         --    $        --    $ 1,647,000
  Fair value of warrants/stock issued in settlement of
     accrued obligation.....................................  $         --    $   100,445    $    97,074
  Exercise of warrants in exchange for related party notes
     receivable.............................................  $         --    $        --    $   655,000
  Stock issued for royalty payments.........................  $    332,164    $    51,787    $        --



          See accompanying notes to consolidated financial statements.

                          PRINCETON VIDEO IMAGE, INC.



      CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS' (DEFICIT)/EQUITY


                FOR THE YEARS ENDED JUNE 30, 1998, 1999 AND 2000


                                     COMMON STOCK                     RELATED PARTY                                      TOTAL
                                  -------------------   ADDITIONAL      NOTE AND          OTHER                      SHAREHOLDERS'
                                  NUMBER OF               PAID-IN      STOCK SUBSC    COMPREHENSIVE   ACCUMULATED       EQUITY
                                   SHARES     AMOUNT      CAPITAL      RECEIVABLE        INCOME        (DEFICIT)       (DEFICIT)
                                  ---------   -------   -----------   -------------   -------------   ------------   -------------
BALANCE AT JUNE 30, 1997........  2,938,440   $14,692   $19,910,396    $(1,388,485)     $     --      $(19,541,554)   $(1,004,951)
Net Loss........................                                                                        (9,084,324)    (9,084,324)
Warrant exercises...............   608,062      3,040       762,154       (655,000)                                       110,194
Compensation expense............                            473,562                                                       473,562
Issuance of warrants and stock
  for services..................                             97,074                                                        97,074
Receipt of proceeds from stock
  subscriptions.................                                         1,264,485                                      1,264,485
Issuance of 36,970 shares with
  respect to anti-dilution in
  July 1997.....................    36,970        185          (185)                                                           --
Issuance of 300,000 warrants in
  connection with October 1997
  Bridge Financing, net.........                          1,479,822                                                     1,479,822
Issuance of 4,600,000 shares of
  common stock at $7.00 per
  share in connection with the
  initial public offering, net
  of offering costs.............  4,600,000    23,000    28,889,033                                                    28,912,033
Cash advanced and shares
  reacquired in connection with
  related party notes
  receivable, December 1997.....    (9,920)       (50)     (123,950)       (45,498)                                      (169,498)
Accretion of preferred stock
  dividends.....................                            (44,050)                                                      (44,050)
                                  ---------   -------   -----------    -----------      --------      ------------    -----------
BALANCE AT JUNE 30, 1998........  8,173,552    40,867    51,443,856       (824,498)           --       (28,625,878)    22,034,347
Net Loss........................                                                                        (9,653,998)    (9,653,998)
Issuance of common stock for
  option and warrant
  exercises.....................    11,541         58         5,779                                                         5,837
Issuance of common stock for
  license rights, April 1999,
  $7.031 per share..............    14,286         71       100,374                                                       100,445
Compensation expense associated
  with the issuance of 8,279
  options for consulting
  services from October 1998 to
  June 1999.....................                             29,529                                                        29,529
Related party notes receivable
  issued in connection with
  delivery of L-VIS Systems to
  licensee......................                                          (328,780)                                      (328,780)
Accretion of preferred stock
  dividends.....................                            (44,050)                                                      (44,050)
                                  ---------   -------   -----------    -----------      --------      ------------    -----------
BALANCE AT JUNE 30, 1999........  8,199,379    40,996    51,535,488     (1,153,278)           --       (38,279,876)    12,143,330
Net Loss........................                                                                       (12,444,646)   (12,444,646)
Issuance of common stock for
  option and warrant
  exercises.....................    30,318        151        81,567                                                        81,718
Issuance of common stock for
  royalty payments..............    57,144        284       331,880                                                       332,164
Issuance of stock at $5.50 per
  share in connection with
  private equity financing, net
  of expenses...................  1,592,727     7,964     8,221,187                                                     8,229,151
Compensation expense associated
  with the issuance of options
  for consulting services
  provided by third parties and
  the Board of Directors........                            449,668                                                       449,668
Receipt of payments on notes
  outstanding...................                                           179,956                                        179,956
Unrealized gain on securities
  held for sale.................                                                         346,167                          346,167
Accretion of preferred stock
  dividends.....................                            (44,112)                                                      (44,112)
                                  ---------   -------   -----------    -----------      --------      ------------    -----------
BALANCE AT JUNE 30, 2000........  9,879,568    49,395    60,575,678       (973,322)      346,167       (50,724,522)     9,273,396


                                      TOTAL
                                  COMPREHENSIVE
                                  INCOME/(LOSS)
                                  -------------
BALANCE AT JUNE 30, 1997........
Net Loss........................  $ (9,084,324)
Warrant exercises...............
Compensation expense............
Issuance of warrants and stock
  for services..................
Receipt of proceeds from stock
  subscriptions.................
Issuance of 36,970 shares with
  respect to anti-dilution in
  July 1997.....................
Issuance of 300,000 warrants in
  connection with October 1997
  Bridge Financing, net.........
Issuance of 4,600,000 shares of
  common stock at $7.00 per
  share in connection with the
  initial public offering, net
  of offering costs.............
Cash advanced and shares
  reacquired in connection with
  related party notes
  receivable, December 1997.....
Accretion of preferred stock
  dividends.....................
                                  ------------
BALANCE AT JUNE 30, 1998........    (9,084,324)
                                  ============
Net Loss........................    (9,653,998)
Issuance of common stock for
  option and warrant
  exercises.....................
Issuance of common stock for
  license rights, April 1999,
  $7.031 per share..............
Compensation expense associated
  with the issuance of 8,279
  options for consulting
  services from October 1998 to
  June 1999.....................
Related party notes receivable
  issued in connection with
  delivery of L-VIS Systems to
  licensee......................
Accretion of preferred stock
  dividends.....................
                                  ------------
BALANCE AT JUNE 30, 1999........    (9,653,998)
                                  ============
Net Loss........................   (12,444,646)
Issuance of common stock for
  option and warrant
  exercises.....................
Issuance of common stock for
  royalty payments..............
Issuance of stock at $5.50 per
  share in connection with
  private equity financing, net
  of expenses...................
Compensation expense associated
  with the issuance of options
  for consulting services
  provided by third parties and
  the Board of Directors........
Receipt of payments on notes
  outstanding...................
Unrealized gain on securities
  held for sale.................       346,167
Accretion of preferred stock
  dividends.....................
                                  ------------
BALANCE AT JUNE 30, 2000........   (12,098,479)
                                  ============



          See accompanying notes to consolidated financial statements.

                          PRINCETON VIDEO IMAGE, INC.



                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



1.  ORGANIZATION:



     Princeton Video Image, Inc. ("the Company"), was incorporated on July 23, 1990 in the State of New Jersey. The Company has developed and is marketing a real-time video insertion system (the "L-VIS(TM) System") that through patented computer vision technology places computer-generated electronic images into television broadcasts of sporting events and other programming. These electronic images range from simple corporate names or logos to sophisticated multi-media 3-D animated productions. The L-VIS System has been used to insert images, including advertising images and visual aids, into live and pre-recorded television broadcasts. The Company is developing a series of products for the Internet and interactive television to allow viewers to interact with live or recorded video programming. The Company is also marketing its systems on a worldwide basis through licensing and royalty agreements and the formation of Princeton Video Image Europe, N.V. ("PVI Europe"), a majority-owned subsidiary headquartered in Brussels, Belgium. Prior to the fiscal year ended June 30, 1999, the Company was considered a development stage company for financial reporting purposes.



2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:



BASIS OF CONSOLIDATION



     The consolidated financial statements include the accounts of Princeton Video Image, Inc. and its majority-owned subsidiary, Princeton Video Image Europe, N.V. ("PVI Europe"). All significant intercompany balances and transactions have been eliminated.



CASH AND CASH EQUIVALENTS



     Cash and cash equivalents consist of petty cash on hand, checking accounts, money market funds, and all highly liquid debt instruments purchased with a maturity of three months or less.



MARKETABLE SECURITIES



     At June 30, 2000, certain marketable securities have been categorized as available for sale and, as a result, are stated at fair value in accordance with Statement of Financial Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities". Unrealized gains and losses are included in shareholders' equity as other comprehensive income.



PROPERTY AND EQUIPMENT



     Property and equipment are stated at cost, less accumulated depreciation. Depreciation is provided using the straight-line method over the estimated useful lives of the respective assets. The estimated useful lives of the L-VIS Systems and their components are three years, office and research and development equipment and software is five years, and furniture and fixtures is estimated to be seven years. Gains or losses on depreciable assets retired or sold are recognized in the statement of operations in the year of disposal. Maintenance and repairs are expensed as incurred.



     In accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of", all long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. An impairment loss would be recognized when estimated undiscounted future cash flows expected to result from the use of the asset and its eventual disposition is less than its carrying amount. If the cash flows are less than the carrying amount, an impairment loss would be recognized for the difference between the estimated fair value and carrying value.

                          PRINCETON VIDEO IMAGE, INC.

LICENSE RIGHTS



     License rights are amortized over the shorter of the license term or the estimated useful life of the rights granted and are reviewed for impairment whenever events or circumstances occur which indicate recorded cost might not be recoverable.



INTANGIBLE ASSETS



     Legal costs and filing fees incurred to apply for patents are capitalized and amortized using the straight line method over an estimated useful life of 7 years.



INCOME TAXES



     The Company accounts for income taxes by recognizing deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the years in which the differences are expected to reverse.



REVENUE



     Non-refundable license fees are recognized as revenue when earned, which is when all related commitments have been satisfied (see Note 7). Additionally, under the terms of certain existing agreements, the Company retains title to the L-VIS System and receives a non-refundable fee which reflects reimbursement for the construction cost of the system delivered to the licensee. These fees are recorded as license revenue on a straight-line basis over the shorter of the license term or useful life of the equipment.



     Advertising revenue is recognized when earned, which is when the respective advertisements are inserted into a television broadcast.



     Royalty fee revenue relates to the fee received when the licensees that the Company has royalty agreements with earn revenues from the use of its technology. The minimum amounts are recorded in accordance with the contract terms. Amounts in excess of the minimum are recorded when the factors on which the royalties in excess of the minimums are based actually occur.



     Production revenue is earned from fees paid by broadcasters for static and animated visual enhancements of sporting and other events. This type of revenue is recognized when earned, which is when the enhancement is inserted into a live or pre-recorded television broadcast.



RESEARCH AND DEVELOPMENT COSTS



     Research and development costs are expensed as incurred. Costs associated with the development of the Company's proprietary computer system which are incurred prior to technological feasibility are recorded as research and development expenses. Total research and development costs incurred during the fiscal years ended June 30, 2000, 1999 and 1998 were not material.



PER SHARE DATA



     In December 1997, the Company adopted Statement of Financial Accounting Standards No. 128, "Earnings Per Share" ("SFAS 128") to calculate net loss per share applicable to common stock. SFAS 128 requires the presentation of basic and diluted per share amounts. Basic per share amounts are computed by dividing net loss applicable to common stock by the weighted average number of common shares outstanding during the period. Diluted per share amounts are computed by dividing net loss applicable to common stock by the weighted average number of common shares outstanding plus the dilutive effect of common share equivalents.

                          PRINCETON VIDEO IMAGE, INC.

     Since the Company incurred net losses for all periods presented, both basic and diluted per share calculations are the same. Accordingly, options and warrants to purchase 3,722,487, 2,765,315 and 2,519,637 shares of common stock that were outstanding at June 30, 2000, 1999 and 1998, respectively, were not included in diluted per share calculations, as their effect would be antidilutive.



RECLASSIFICATIONS



     To conform to the June 30, 2000 presentation we reclassified certain amounts for previous years.



RISKS AND UNCERTAINTIES



     The Company is subject to a number of risks common to companies in similar stages of operations including, but not limited to, the lack of assurance of the marketability of the product, intense competition, including entry of new competitors and products into the market, the risk of technological obsolescence, the limited source of supply of certain components of the L-VIS System, and the need to raise additional funds to support its business operations. The Company believes that its existing available cash, cash equivalents and short-term investments will be sufficient to meet its operating and capital needs for a period of twelve months, although there can be no assurance that the Company will not require additional funds sooner. The Company's actual working capital requirements will depend on numerous factors, including the progress of the Company's research and development programs, the Company's ability to maintain its customer base and attract new customers to use the L-VIS System, the level of resources the Company is able to allocate to the development of greater marketing and sales capabilities, technological advances, the ability of the Company to protect its patent portfolio and the status of its competitors. The Company expects to incur costs and expenses in excess of expected revenues during the ensuing fiscal year as the Company continues to execute its business strategy by continuing to search for new markets in which to market its technology, both domestically and abroad, and to strengthen existing relationships with rights holders, broadcasters and advertisers.



     There is no assurance the Company will generate sufficient cash flow from operations to liquidate liabilities as they become due. Accordingly, the Company may require additional funds to meet planned obligations through June 30, 2001 and may seek to raise such amounts through a variety of options. These include future cash from operations, proceeds from equity financings, and the potential sale of tax benefits relating to the Company's net operating losses. Additional funding may not be available when needed or on terms acceptable to us, which could have a material adverse effect on our business, financial condition and results of operations. If adequate funds are not available, planned operations will be scaled back resulting in the delay or reduction of personnel and planned expenditures. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.



USE OF ESTIMATES



     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. Significant estimates made by management include the future recoverability of the L-VIS System costs.



NEW PRONOUNCEMENTS



     In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS No. 133"). This statement establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. It requires recognition of all derivatives as either assets or liabilities on

                          PRINCETON VIDEO IMAGE, INC.

the balance sheet and measurement of those instruments at fair value. Gains and losses resulting from changes in the fair values of those derivatives would be accounted for depending on the use of the derivative and whether it qualifies for hedge accounting. The effective date of this standard was delayed via the issuance of SFAS No. 137. The effective date for SFAS No. 133 is now for fiscal years beginning after June 15, 2000, although earlier adoption is encouraged and retroactive application is prohibited. The effect of adopting this standard is not expected to be material.



     In December 1999, the SEC issued Staff Accounting Bulletin (SAB) No. 101, "Revenue Recognition in Financial Statements". The SEC delayed the effective date of this SAB in June 2000, so that the SAB must now be adopted by December 31, 2000. The Company does not expect SAB No. 101 to have a material impact on its results of operations or financial position.



3.  RESTRICTED MARKETABLE SECURITIES HELD TO MATURITY:



     At June 30, 1999 the Company had investments in U.S. Treasury Notes which, at the time of purchase, had a maturity greater than three months but less than one year and are restricted as to use under the terms of two existing letters of credit. In May 2000, one of the letters of credit expired and the related U.S. Treasury Note was redeemed upon maturity. The Company intends to hold the remaining debt instrument to maturity and has, accordingly, classified it as marketable securities held to maturity at its amortized cost basis. Unrealized holding losses at June 30, 1998, 1999 and 2000 were not material.



4.  INVESTMENTS IN SUBSIDIARY:



     In June 2000, the Company formed PVI Europe in partnership with Interactive Media, N.V. PVI Europe was incorporated under Belgian law for the purpose of marketing the Company's patented proprietary L-VIS System in Europe. Total costs incurred in fiscal year ended June 30, 2000 related to the legal formation of PVI Europe amounted to $159,480. The Company owns 90% and Interactive Media, N.V. owns 10% of PVI Europe capital stock. For its 90% ownership, the Company contributed the license rights to use its proprietary L-VIS System, as well as the required L-VIS System equipment (See Note 7). Interactive Media, N.V. contributed computer, video and office equipment. PVI Europe recorded a net loss of $247,000 for the fiscal year ended June 30, 2000.



5.  INVESTMENTS



     In June 2000, the Company invested $500,000 in the initial public offering of Pineapplehead Limited, an Australian company whose primary business is to provide sport production enhancements to both Australian and U.S. broadcasters through computer generated graphics. At June 30, 2000, the market value of the investment was $846,167. The unrealized gain on the investment is included in other comprehensive income at June 30, 2000. (See Note 2 on Marketable Securities)



6.  LICENSE RIGHTS



     On April 21, 2000, the Company entered into an agreement with NFL International, a division of NFL Enterprises, L.P., retroactively effective to February 1, 2000. Under the terms of the agreement, the Company was granted exclusive rights to use electronic insertion technology in certain NFL International broadcasts of NFL/NFLEL games during the 2000 and 2001 season and non-U.S. telecasts of Super Bowl XXXV and XXXVI, and is obligated to pay certain fees in connection with these rights. This agreement extended a previous agreement between the Company and NFL International which lasted one year and ended with Super Bowl XXXIV. The Company recorded an intangible asset and a corresponding liability on its balance sheet for the acquisition of the license rights under both agreements. These rights are amortized on a straight line basis and payments are made over the term of the license agreements according to a pre-determined payment schedule. As of June 30, 2000 and 1999, the amortization expense with respect to these rights totaled

                          PRINCETON VIDEO IMAGE, INC.

$1,416,669 and $833,333, respectively. A total of $1,300,000 and $400,000 in cash payments were made during the years ended June 30, 2000 and 1999, respectively and the remaining accrued balance payable was $1,500,000 and $1,600,000 at June 30, 2000 and 1999, respectively. At June 30, 2000, the long term portion of the license rights, $350,000, was recorded in Other assets.



7.  LICENSE AND ROYALTY FEES:



     Under the terms of certain existing agreements, the Company retains title to the L-VIS System and receives a non-refundable fee which reflects the construction cost of the L-VIS system delivered to the licensee. These fees are recorded as license revenue on a straight-line basis over the shorter of the license term or the useful life of the equipment. Recognition of license revenue related to these agreements amounted to $548,557, $340,185 and $271,223 for the years ended June 30, 2000, 1999 and 1998, respectively. The remaining unearned revenue related to these agreements was $923,852 at June 30, 2000, of which $293,819 was current, and $1,455,634 at June 30, 1999, of which $436,162 was current.



     In June 2000, the Company terminated a license agreement which had been entered into with Sasani Limited in January 1999. Under the terms of this agreement, the Company received a non-refundable licensing fee reflecting the cost of one L-VIS System, and minimum royalties based on use of the L-VIS System in South Africa. Upon termination of the license agreement, the Company recorded as revenue the remaining balance of the unrecognized non-refundable license fee of $105,000. This amount was included in the total license revenue of $548,557 referenced in the preceding paragraph. The Company continues to explore the market potential in South Africa.



8.  PROPERTY AND EQUIPMENT:



     The costs and accumulated depreciation of property and equipment at June 30 are summarized as follows:



                                                               2000           1999
                                                            -----------    -----------
Furniture and fixtures....................................  $   264,659    $   221,446
Leasehold improvements....................................       91,824         29,053
Office equipment..........................................    1,743,481      1,195,292
L-VIS Systems.............................................    3,257,338      2,041,504
Research and development equipment and software...........      503,174        505,010
Vehicles..................................................       87,930             --
Equipment under construction..............................    2,328,015      2,648,387
                                                            -----------    -----------
  Total property and equipment............................    8,276,421      6,640,692
Less: accumulated depreciation............................   (4,591,353)    (2,833,974)
                                                            -----------    -----------
  Property and equipment, net.............................  $ 3,685,068    $ 3,806,718
                                                            ===========    ===========



     Depreciation expense amounted to $1,849,189, $1,249,235 and $793,043 for the years ended June 30, 2000, 1999 and 1998, respectively.

                          PRINCETON VIDEO IMAGE, INC.

9.  INTANGIBLE ASSETS:



     The costs and accumulated amortization of intangible assets at June 30 are summarized as follows:



                                                                2000         1999
                                                              ---------    ---------
Patents.....................................................  $ 513,869    $ 313,391
Patent Applications in Progress.............................    340,737      454,756
                                                              ---------    ---------
  Total intangible assets...................................    854,606      768,147
Less: accumulated amortization..............................   (267,120)    (220,601)
                                                              ---------    ---------
  Intangible assets, net....................................  $ 587,486    $ 547,546
                                                              =========    =========



     Amortization expense amounted to $95,813, $77,770 and $76,143 for the years ended June 30, 2000, 1999 and 1998, respectively. On September 15, 1998 the Company was granted a U.S. patent relating to a method of tracking scene motion for live video insertion systems. On November 14, 1999, the Company was issued a patent by the European Patent Office that covers the Company's right to send insertion information downstream along with a broadcast or webcast, thus allowing the Company to insert advertisements or program enhancements from remote locations, for example a set top box in a television viewer's home.



     On August 8, 2000 the Company was issued a patent by the United States Patent and Trademark Office that covers technology used to stabilize the physical location of virtual images, like advertisements, inserted into television broadcasts.



10.  ACCOUNTS PAYABLE AND ACCRUED EXPENSES



     Accounts payable and accrued expenses at June 30 consisted of the following:



                                                                 2000          1999
                                                              ----------    ----------
Accounts payable............................................  $1,258,056    $1,747,178
License fees and royalties..................................   1,625,215     1,769,221
Legal and accounting fees...................................     348,683        92,544
Other.......................................................     903,106       691,556
                                                              ----------    ----------
                                                              $4,135,060    $4,300,499
                                                              ==========    ==========

                          PRINCETON VIDEO IMAGE, INC.

11.  INCOME TAXES:



     Temporary differences which give rise to significant deferred tax assets and liabilities at June 30, 2000 and 1999 are as follows:



                                                              2000            1999
                                                          ------------    ------------
Deferred tax assets:
  Capitalized start-up costs..........................    $         --    $    211,523
  Fixed assets........................................         409,496             668
  Deferred revenue and other..........................         457,227         612,265
  NOL Carryforward -- Federal.........................      13,424,134      10,305,628
  NOL Carryforward -- State taxes.....................       3,522,398       2,891,905
  Valuation allowance -- Federal......................     (14,095,008)    (10,947,747)
  Valuation allowance -- State........................      (3,522,398)     (2,891,905)
                                                          ------------    ------------
     Total deferred tax assets........................         195,849         182,337
Deferred tax liabilities:
  Intangibles.........................................         195,849         182,337
                                                          ------------    ------------
     Total deferred tax liabilities...................         195,849         182,337
     Net deferred taxes...............................    $         --    $         --
                                                          ============    ============



     Due to the uncertainty of the realization of the deferred tax assets, a full valuation allowance has been provided.



     As of June 30, 2000, the Company has net operating loss carryforwards for U.S. federal income tax purposes of approximately $39,480,000 which expire in the years 2006 through 2020. The timing and manner in which the net operating loss carryforward may be utilized in any year by the Company will be limited by Internal Revenue Code Section 382.



     In July 1999, the Company filed an application with the New Jersey Economic Development Authority ("NJEDA")to sell approximately $2.1 million of its unused Net Operating Loss carryover ("NOL") and unused Research and Development ("R&D") Tax credits for 75% of the value of the tax benefits. Under the terms of this NJEDA program, the proceeds of the sale had to be used by the Company for the purchase of fixed assets, working capital and any other expenses determined by the NJEDA to be in conformity with the NJ Emerging Technology and Biotechnology Financial Assistance Act. The final determination of the amount to be received by the Company was subject to adjustment by the State of New Jersey based on the amount of the total applications received. In December 1999, the Company sold $795,997 of its total $1,812,019 of state tax benefit of unused state Net Operating Loss carryover ("NOL") and unused Research and Development ("R&D") tax credits and received $596,998, or 75% of the value of the tax benefits as guaranteed under the program. This amount was recognized as an income tax benefit by the Company in December 1999. An application to sell approximately $2.1 of the Company's remaining unused NOL's in the NJEDA's program for the year 2000 has been filed and a final determination of the amount to be received by the Company will be made by December 2000.



12.  COMMON AND PREFERRED STOCK



COMMON STOCK



     Pursuant to its Restated Certificate of Incorporation, the Company is prohibited from paying any dividends on the Common Stock until all accumulated dividends in respect of the Series A Preferred Stock and Series B Preferred Stock have been paid.

                          PRINCETON VIDEO IMAGE, INC.

     On December 16, 1997, the Company completed its initial public offering of 4,000,000 shares of its common stock at a price of $7.00 per share (the "Offering"). The net proceeds from the Offering, after deducting underwriting discounts and commissions and estimated expenses payable by the Company were approximately $25,050,000. Additionally, in connection with the underwriting services provided in the Offering, the underwriters received warrants with a five year term to purchase 400,000 shares of common stock at an exercise price of $8.40. All warrants remained unexercised at June 30, 2000.



     On December 31, 1997, the Company issued 600,000 shares of common stock at $7.00 per share to the underwriters of the Offering pursuant to the exercise of an over-allotment option granted in connection with the Offering. The net proceeds from the exercise of this option, after deducting underwriting discounts and commissions and estimated expenses payable by the Company were approximately $3,900,000.



     On July 1, 1999, the Company implemented a Company match under its 401(k) retirement plan (the "Plan") whereby the Company will match employee contributions with Company stock at the rate of 50% of the amount an employee contributes, up to 5% of salary. The contribution of stock is made on a monthly basis and matching contributions will vest over three years. The Company recorded an expense of $68,782 for the year ended June 30, 2000 and contributed 10,992 shares of common stock to participants. At June 30, 2000, 9,353 of the contributed shares were fully vested.



     In October 1999, the Company completed a private equity offering of 1,592,727 shares of common stock at a price of $5.50 per share. The net proceeds from the offering, after deducting underwriting commissions and expenses paid by the Company, were approximately $8,229,000. In connection with the underwriting services provided, the underwriters received warrants with a 7 year term to purchase 200,000 shares of common stock at an exercise price of $6.05 per share. (See Note 16 -- Related Party Transactions)



     In each of July and October 1999 and January and April 2000, the Company issued 14,286 shares of common stock (57,144 in total) as payment for royalties due under a research agreement between the Company and a third party (see Note
14). The Company recorded royalty expense of $332,022, the fair market value of the shares on their dates of issuance, during the year ended June 30, 2000.



PREFERRED STOCK



     The Company is authorized to issue up to 1,000,000 shares of the preferred stock in one or more series. The Company's Board of Directors is authorized to fix the relative rights, preferences, privileges and restrictions thereof, including dividend rights, dividend rates, conversion rights, terms of redemption, redemption prices, liquidation preferences, the number of shares constituting any series and the designation of such series. The issuance of preferred stock with voting and conversion rights may adversely affect the voting power of the holders of the Company's Series A Preferred Stock, Series B Preferred Stock and Common Stock, including the loss of voting control. Other than the shares of Series A Preferred Stock and Series B Preferred Stock, there are no shares of preferred stock currently issued and outstanding.



  Series A Preferred Stock



     The Company has issued a total of 67,600 shares of Series A Redeemable Preferred Stock with a par value of $4.50 per share and a six percent per annum dividend rate. Dividends shall be paid either in cash or common stock of the Company. The Company has the right at any time after the date of original issuance of the Series A Preferred Stock to redeem the Series A Preferred Stock in whole or in part at a price of $4.50 per share plus all accrued but unpaid dividends. The Company is required to redeem this preferred stock in cash at par plus all accrued but unpaid dividends from thirty percent of the amount by which the Company's annual net income after taxes exceeds $5,000,000.

                          PRINCETON VIDEO IMAGE, INC.

     Dividends on the shares of Series A Preferred Stock are cumulative and must be paid in the event of liquidation and before any distribution to holders of common stock. Cumulative dividends in arrears at June 30, 2000 and 1999 totaled $135,750 (or $2.01 per share) and $117,500 (or $1.74 per share), respectively.



     The Series A Preferred Stock has no liquidation preference, no conversion rights and no registration rights.



  Series B Preferred Stock



     The Company has issued a total of 86,041 shares of Series B Redeemable Preferred Stock with a par value of $5.00 per share and a six percent per annum dividend rate. Dividends shall be paid either in cash or common stock of the Company. The Company has the right at any time after the date of original issuance of the Series B Preferred Stock, but subject to the prior redemption of all of the Series A Preferred Stock, to redeem the Series B Preferred Stock in whole or in part at a price of $5.00 per share plus all accrued but unpaid dividends. The Company is required, subject to the prior redemption of all of the Series A Preferred Stock, to redeem this preferred stock in cash at par plus all accrued but unpaid dividends from twenty percent of the amount by which the Company's annual net income after taxes in any year exceeds $5,000,000.



     Dividends on the shares of Series B Preferred Stock are cumulative and must be paid in the event of liquidation and before any distribution to holders of common stock. No dividends may be paid with respect to this stock until all cumulative dividends in respect of Series A Preferred Stock have been paid. Cumulative dividends in arrears at June 30, 2000 and 1999, totaled $165,612 (or $1.92 per share) and $139,750 (or $1.62 per share), respectively.



     The Series B Preferred Stock has no liquidation preference, no conversion rights and no registration rights.



     Changes in the preferred stock accounts were as follows:



                                           SERIES A            SERIES B
                                       -----------------   -----------------
                                       NO. OF              NO. OF
                                       SHARES    AMOUNT    SHARES    AMOUNT       TOTAL
                                       ------   --------   ------   --------    ----------
Balance at June 30, 1997.............  67,600   $385,200   86,041   $518,355    $  903,555
Accretion of preferred stock
  dividends..........................             18,250              25,800        44,050
                                       ------   --------   ------   --------    ----------
Balance at June 30, 1998.............  67,600    403,450   86,041    544,155       947,605
Accretion of preferred stock
  dividends..........................             18,250              25,800        44,050
                                       ------   --------   ------   --------    ----------
Balance at June 30, 1999.............  67,600    421,700   86,041    569,955       991,655
Accretion of preferred stock
  dividends..........................             18,250              25,862        44,112
                                       ------   --------   ------   --------    ----------
Balance at June 30, 2000.............  67,600   $439,950   86,041   $595,817    $1,035,767
                                       ======   ========   ======   ========    ==========



     On July 13, 2000, the Company offered all shareholders of the Series A Preferred stock and Series B Preferred stock the opportunity to exchange their shares of preferred stock for shares of the Company's Common Stock. Under the terms of the exchange, the preferred shares were exchanged for a number of Common shares equal to the par value of the preferred plus accrued but unpaid dividends, divided by the average of the closing sales price of the Common Stock as quoted on the NASDAQ National Market for the ten (10) business days immediately preceding the closing date of the transaction. The transaction closed on August 17, 2000. Of the 67,600 shares of Series A preferred which were outstanding at the date of the offer, 56,237 shares were exchanged for 70,256 shares of Common Stock. Of the 86,041 shares of Series B preferred which were outstanding at the date of the offer, 73,207 shares were exchanged for 97,313 shares of Common Stock.

                          PRINCETON VIDEO IMAGE, INC.

13.  WARRANTS AND OPTIONS:



WARRANTS



     The Company had outstanding a total of 1,307,130, 1,192,130 and 1,202,130 warrants to purchase common stock at June 30, 2000, 1999 and 1998, respectively. The exercise prices range from $8.00 to $20.00 per share and the expiration of such warrants range from 2003 to 2007. The following is a description of warrant activity for the fiscal years ended June 30, 1998, 1999 and 2000:



     In November 1991, warrants with a five year term to purchase 80,800 shares of common stock at an exercise price of $2.50 per share were granted to an employee of the Company. These warrants vested as follows: (i) 20,000 in November 1991, (ii) 13,600 each in November 1992, November 1993 and November 1994 and (iii) 20,000 in September 1993. Each series of warrants expires five years after the applicable vesting date. 20,000 and 13,600 of these warrants expired in November 1996 and 1997, respectively. In May 1998 the Board of Directors approved the issuance of five year, contingent warrants to purchase up to 47,200 shares of common stock at an exercise price of $8.00 per share, to the extent the warrants issued in November 1991 expire unexercised. As of June 30, 2000, 47,200 such warrants had been issued at $8.00 and were unexercised. None of the original warrants remained outstanding.



     In connection with a July 1994 issuance of common stock to Blockbuster Entertainment Corporation ("Blockbuster"), the Company issued warrants with a five year term to purchase 70,000 shares of common stock at an exercise price of $15.00 per share. The warrants expired unexercised in July 1999. Additionally, the Company granted warrants to purchase 70,000 shares of common stock at an exercise price of $20.00 per share. These warrants vest upon the future occurrence of any of the following events: (i) Blockbuster provides consulting services to the Company which materially enhance the Company's technology relating to real time insertion; (ii) Blockbuster and the Company enter into a joint venture for the purpose of exploiting the Company's system in the entertainment industry for non-television applications; or (iii) the Miami Dolphins are the first National Football League team to support the use of the Company's system in connection with broadcast of its games. These warrants expire three years after the vesting date. As of June 30, 2000 none of the vesting criteria had been met.



     In October 1997, the Company issued warrants with a five year term to purchase 300,000 shares of common stock at an exercise price of $0.01 per share in connection with a Bridge Financing (see Note 11). As of June 30, 2000, all of these warrants had been exercised.



     On May 28, 1998, the Board of Directors of the Company approved a modification of the terms of certain outstanding warrants. The modification, which affected approximately 548,358 warrants, reduced the exercise price of such warrants to $8.00 per share and extended the exercise period for an additional five years.



STOCK OPTION PLAN



     The Company adopted a Stock Option Plan (the "Plan") in July 1993 for employees, officers, directors, consultants and independent contractors of the Company. The Plan initially reserved 360,000 shares of common stock for issuance upon the exercise of stock options. The Plan was amended in 1995, 1996, 1997 and 1998 to reserve additional shares. On April 5, 2000, the Board of Directors authorized an amendment to the Company's Amended 1993 Stock Option Plan to increase the authorized number of shares which may be issued pursuant to options granted under the Plan from 2,160,000 to 3,660,000 shares, subject to shareholder approval and ratification within one year. As of June 30, 2000, 3,660,000 shares were reserved for the Plan, including the 1,500,000 shares subject to shareholder approval and ratification.



     The Plan is administered by the Board of Directors, which determines the distribution of all options. The Plan provides for the granting of options intended to qualify as incentive stock options ("ISOs") as defined in Section 422A of the Internal Revenue Code of 1986, as amended, and non-qualified stock options

                          PRINCETON VIDEO IMAGE, INC.

("NQSOs") to key employees of the Company as well as NQSOs to non-employee directors, independent contractors and consultants who perform services for the Company. The exercise price of all ISOs granted under the Plan may not be less than the fair market value of the shares at the time the option is granted. Options may be for a period of not more than ten years from the date of grant and generally vest ratably over a three year period. Options are not assignable or otherwise transferable except by will or the laws of descent and distribution.



     Information with respect to options under the Plan is as follows:



                                                                                  WTD AVG
                                                  NUMBER OF                      EXERCISE
                                                   OPTIONS      OPTION PRICE     PRICE PER
                                                 OUTSTANDING        RANGE          SHARE
                                                 -----------    -------------    ---------
Balance at June 30, 1997.......................   1,100,924     $10.00-$20.00     $16.38
Authorized.....................................
Granted........................................     356,290
Exercised......................................
Forfeitures....................................    (139,707)
                                                  ---------
Balance at June 30, 1998.......................   1,317,507     $ 2.50-$17.50     $ 8.35
Authorized.....................................
Granted........................................     413,873
Exercised......................................      (1,541)
Forfeitures....................................    (156,654)
                                                  ---------
Balance at June 30, 1999.......................   1,573,185     $ 2.50-$17.50     $ 5.77
Authorized.....................................
Granted........................................     942,981
Exercised......................................     (14,618)
Forfeitures....................................     (86,191)
                                                  ---------
Balance at June 30, 2000.......................   2,415,357     $ 2.50-$15.00     $ 5.57
                                                  =========
Exercisable at June 30, 2000...................   1,606,513
Exercisable at June 30, 1999...................   1,038,428
Exercisable at June 30, 1998...................     850,938

                          PRINCETON VIDEO IMAGE, INC.

     The options outstanding at June 30, 2000, 1999 and 1998, by price range, are as follows:



2000......................................................  $ 2.50-$ 7.50    1,768,490
                                                            $ 7.51-$12.50      626,867
                                                            $12.51-$15.00       20,000
                                                                             ---------
                                                                    Total    2,415,357
                                                                             =========
1999......................................................  $ 2.50-$ 7.50      623,391
                                                            $ 7.51-$12.50      911,626
                                                            $12.51-$17.50       38,168
                                                                             ---------
                                                                    Total    1,573,185
                                                                             =========
1998......................................................  $ 2.50-$ 7.50      262,293
                                                            $ 7.51-$12.50      994,492
                                                            $12.51-$17.50       60,722
                                                                             ---------
                                                                    Total    1,317,507
                                                                             =========



     The weighted average remaining contractual lives of outstanding options at June 30, 2000 was 6.7 years.



     The Company applies the provisions of Accounting Principles Board Opinion No. 25 "Accounting for Stock Issued to Employees" and related interpretations in accounting for its stock-based compensation plans. Accordingly, no compensation has been recognized in the financial statements with respect to options and warrants issued with an exercise price at or above the fair market value of the stock on the grant date. Had compensation costs for such options and warrants been determined based on the fair value approach promulgated by Statement of Financial Standards No. 123 "Accounting for Stock Based Compensation", the Company's net loss applicable to Common Stock would have been increased to $(15,344,604) ($(1.64) per share), $(10,121,514) ($(1.24) per share) and
$(14,098,692) ($(2.39) per share) for the years ended June 30, 2000, 1999 and
June 30, 1998, respectively.



     The pro forma compensation expense of $2,855,846, $423,466 and $4,970,318 for 2000, 1999 and 1998, respectively, was calculated on the fair value of each option using the minimum value method for those options issued prior to October 17, 1997 (the date of initial filing with the SEC) and using the Black Scholes method for those options issued on October 17, 1997 and later. The following weighted average assumptions were used in the calculations:



                                                       2000         1999         1998
                                                    ----------    ---------    ---------
Risk free interest rate...........................       6.28%        5.87%        6.10%
Expected option lives.............................  6.33 years    8.6 years    6.1 years
Expected volatility...............................       70.0%        62.0%        62.0%



     On October 1, 1997, the Board of Directors of the Company approved a modification of the terms of all stock options held by individuals who, as of that date, were current employees of the Company, except executive officers. The modification, which affected approximately 320,380 options, reduced the exercise price of such options to $8.00 per share. No compensation expense was recorded in connection with this transaction as the exercise price of such options exceeded the fair market value of the Company's stock on the date of this transaction.



     In January 1998, the Board of Directors of the Company approved the creation of an employee bonus pool of 100,000 incentive stock options, pursuant to the Company's Stock Option Plan to be awarded during calendar year 1998, on a discretionary basis, in recognition of extraordinary performance. In December 1998,

                          PRINCETON VIDEO IMAGE, INC.

82,000 incentive stock options from this pool were awarded to certain employees of the Company at an exercise price of $3.875, the fair market value of the underlying stock as of the date of issuance.



     In January 1998, the Board of Directors of the Company approved the grant of options with a ten year term to purchase up to 59,600 shares of common stock to a third party consultant. Of those options granted, 9,600 were fully vested upon grant in consideration for consulting services previously rendered. Accordingly, the Company recorded a charge of $33,312 in the third quarter of 1998 which represents the fair value of the vested options. The remaining 50,000 options will vest upon the earlier of (i) the consultant providing ten years of continued consulting services, or (ii) the attainment of certain performance criteria. Charges for such unvested options will be recorded in proportion to progress made on such performance criteria. There was no charge recorded in fiscal year 1998, 1999 or 2000 for the unvested portion of this option grant.



     In January 1998, the Board of Directors of the Company approved the grant of incentive stock options with a ten year term to purchase up to 100,000 shares of common stock at an exercise price of $7.25 to the Company's Treasurer and CFO. No compensation expense was recorded in connection with this transaction as the exercise price of such options was equal to the fair market value of the Company's stock on the date of the transaction.



     On May 28, 1998, the Board of Directors of the Company approved a modification of the terms of certain stock options held by individuals who, as of that date, were current officers or directors of the Company. The modification, which affected approximately 350,000 options, reduced the exercise price of such options to $8.00 per share. No compensation expense was recorded in connection with this transaction as the exercise price of such options exceeded the fair market value of the Company's stock on the date of the transaction.



     In November 1998, the Board of Directors of the Company approved the granting of two stock options to the Company's President and CEO. The first such option is for 200,000 shares of Common Stock at an exercise price of $4.563 and vests over a three-year period. No compensation expense was recorded in connection with this transaction as the exercise price of such option was not less than the fair market value of the Company's stock on the date of this transaction. The second option is for the purchase of an additional 200,000 shares of Common Stock at an exercise price equal to $7.00 per share with vesting dependent upon the attainment of certain performance criteria based on the revenues from operations during the fiscal years ending June 30, 1999 through June 30, 2002. Both option grants are for a term of 10 years. In April 2000, the Board of Directors approved a modification of this grant to waive the performance criteria for 100,000 of these options as a precondition for vesting, in recognition of commendable performance. Therefore, 50,000 options vested on April 5, 2000 and 50,000 options vested on June 30, 2000. No compensation expense was recorded in connection with this transaction as the exercise price of such options exceeded the fair market value of the Company's stock on the date of the transaction.



     In December 1998, the Shareholders of the Company ratified an amendment to the Stock Option Plan to increase the number of shares of Common Stock reserved for issuance upon the exercise of options granted under the Plan from 1,560,000 to 2,160,000.



     In December 1998, the Board of Directors of the Company approved the issuance of five year, fully vested options to a third party consultant based on the number of days of service to the Company. Between October 1998 and July 1999 the Company granted options to purchase 8,157 shares of common stock with exercise prices ranging from $2.40 to $5.57. The Company recorded compensation expense of $29,528 and $1,139 in the fiscal years ended June 30, 1999 and 2000, respectively, with respect to the issuance of these options.



     In June 1999, the Board of Directors of the Company approved the creation of an employee bonus pool of 100,000 incentive stock options, pursuant to the Company's Stock Option Plan to be awarded during calendar year 1999, on a discretionary basis, to individuals who are employees of the Company at the time of grant

                          PRINCETON VIDEO IMAGE, INC.

(other than officers), either as an incentive or in recognition of extraordinary performance. As of December 31, 1999, 97,500 of these options had been issued.



     On September 30, 1999, the Board of Directors of the Company awarded stock options to purchase 10,000 shares of Common Stock to each of its current members. The exercise price of these options was $4.688, the fair market value on the date of grant. The options have a term of ten years and were fully vested upon grant.



     In September 1999, the Board of Directors approved, and on December 3, 1999 the shareholders approved and ratified, an amendment to the Stock Option Plan to authorize automatic annual stock option grants to the members of the Board of Directors. The options vest, with respect to each director, based on their attendance at board meetings. Under this amendment, members of the Board of Directors received a total of 80,000 options, 67,500 of which vested during the year ended June 30, 2000. In connection with the vesting of these options, the Company recorded compensation expense of $129,040 calculated as the excess of the fair market value of the stock over the exercise price at the time of vesting.



     In October 1999, the Board of Directors approved the grant of incentive stock options with a ten year term to purchase up to 65,000 shares of common stock at an exercise price of $4.688, the fair market value of the common stock on the date of grant, to the Company's Vice President of Marketing and Sales.



     In November 1999, the Board of Directors approved the grant of options with a five year term to purchase up to 27,500 shares of common stock at an exercise price of $6.38 to a third party consultant for marketing services provided to the Company. A compensation charge of $130,075 was recorded in connection with this issuance.



     In December 1999, the Compensation Committee of the Board of Directors approved the Company's prior contingent grant on June 12, 1998 to purchase 60,000 shares of common stock by a third party consultant. The exercise price of these options is $4.25, the fair value of the stock on the date of grant, and the options have a term of five years. A compensation charge of $189,414 was recorded in connection with this issuance.



     In April 2000 the Board of Directors approved the grant of options with a ten year term to purchase up to 100,000 shares of common stock at an exercise price of $5.938 to both the Company's Chairman and the President and CEO. The options will vest upon the attainment of performance goals to be established by the Compensation Committee of the Board of Directors, or in any event, upon the continued employment of the officers at the end of four (4) years. No options were earned under the performance criteria in the fiscal year ended June 30, 2000.



14.  COMMITMENTS AND CONTINGENCIES:



GE AGREEMENT



     In July 1991, the Company entered into a license agreement with General Electric Company ("GE") granting to the Company a non-exclusive license for use of certain of GE's intellectual property. This agreement expired in July 1996 and in November 1997 the Company negotiated a new agreement with GE. This agreement, which is retroactive to July 1996, has a five-year term.



     Under the terms of the license agreement, the Company is required to pay royalties to GE based upon the Company's gross revenues. All royalties accrue as earned and are payable semi-annually. As of June 30, 2000 and 1999, the amounts accrued under this agreement were $41,285 and $21,385, respectively.

                          PRINCETON VIDEO IMAGE, INC.

SARNOFF AGREEMENT



     The Company entered into an agreement with David Sarnoff Research Center, Inc. ("Sarnoff") in November 1990, which was amended in August 1991 and June 1995, granting the Company an exclusive, worldwide license for use of the proprietary Pyramid Image Processing technology developed by Sarnoff in the fields of television advertising and for any purpose for television programming involving sports. The Company may terminate this agreement at any time.



     Under terms of this agreement, the Company pays royalties of between 3% and 5% to Sarnoff, based upon the Company's gross revenues. All royalties shall accrue as earned, but no cash payments were required to be made until the earlier of the date on which cumulative gross revenues reached twenty million dollars or January 1, 1999. Payments for all accrued royalties through December 31, 1999 became due in January 1999 and were paid in full by December 1999.



     Additionally, under terms of this agreement, commencing in January 1999, minimum quarterly royalties of $100,000 became due in order to maintain the license. For the calendar years 1999 and 2000, the Company has the option of paying these minimum royalties in cash or with Company stock at its last issue price. The Company elected to issue stock for royalties due for all payments due in 1999 and for both the first and second quarter 2000. Accordingly, the Company recorded total royalty expense in the amount of $332,164 and $152,232 for the years ended June 30, 2000 and 1999, respectively. These charges reflected the issuance of 57,144 and 28,572 shares of common stock during the years ended June 30, 2000 and 1999, respectively.



THESEUS AGREEMENT



     In December 1995, the Company entered into a license agreement with Theseus Research, Inc. ("Theseus") whereby the Company was granted a non-exclusive worldwide license, without the right of sublicense, to use Theseus technology in its system. A prepayment was made at the time the agreement was executed and royalties earned are offset against this prepayment. At June 30, 2000 and 1999, the prepaid balance was $37,915 and $43,721, respectively. During the term of the license, the Company will pay royalties of between .05% and .20% of net sales on a quarterly basis. The agreement terminates with the expiration of the last of the patents included in the licensed technology.



HQ GLOBAL WORKPLACES



     In February 2000, the Company entered into an agreement with HQ Global Workplaces to lease temporary office space for a term of six months beginning in May 2000. Under the terms of the agreement the Company pays a monthly fee and was required to deposit with HQ Global a security deposit in the amount of $19,194.



LEASES



     The Company leases its primary office space under operating leases. In July 1997, the Company entered into a three-year operating lease for office space in New York City. This lease expired in May 2000 and was not renewed because of unfavorable renewal terms. The Company, instead, moved into temporary office space leased from HQ Global Workplaces and began a search for available long-term office space. In October 1997, the Company entered into a five-year operating lease agreement for its office headquarters in Lawrenceville, New Jersey. In July 1999, the Company entered into an operating lease agreement for additional office space in Lawrenceville, New Jersey. This lease is co-terminus with the October 1997 operating lease for its headquarters and both will terminate in September 2002. Rent and equipment lease expense for the years ended June 30, 2000, 1999 and 1998 was $ 472,947, $400,956 and $395,979,
respectively.

                          PRINCETON VIDEO IMAGE, INC.

     Future minimum rent and lease payments are as follows:



YEAR                                                           AMOUNT
----                                                          --------
2001........................................................   265,781
2002........................................................   265,781
2003........................................................    44,296
Thereafter..................................................        --
                                                              --------
          Total minimum lease payments......................  $575,858
                                                              ========



     Under the terms of the five year lease signed in October 1997 for the Lawrenceville, New Jersey headquarters, the Company is required to maintain an irrevocable, unconditional $51,258 letter of credit throughout the term of the lease.



     In November 1999, the Company entered into a five year capital lease for the purchase of a mobile production truck.



     Future minimum lease payments under this capital lease are as follows:



2001........................................................  $ 18,644
2002........................................................    18,644
2003........................................................    18,644
2004........................................................    18,644
Thereafter..................................................     6,214
                                                              --------
                                                                80,790
Less: Amount representing interest..........................   (16,996)
                                                              --------
Present value of minimum least payments.....................  $ 63,794
                                                              ========



LEGAL CONTINGENCIES



     In June 1999 the Company filed suit for patent infringement in U.S. District Court in Delaware against Scidel USA Ltd., the U.S. subsidiary of the Israeli Company, Scidel Technologies Ltd. The Company contends that Scidel's video imaging system for electronically inserting advertising into live television broadcasts infringes on PVI's U.S. Patents No. 5,264,933 and 5,892,554. PVI seeks a permanent injunction prohibiting infringement of its patents. Although it is not possible to determine the ultimate outcome of this matter, it is management's opinion that the resolution of this issue will not have a material adverse effect on the financial position, results of operations or cash flows of the Company.



     In October 1999, the Company filed a request with the United States Patent and Trademark Office ("USPTO") to correct the ownership of US Patent 5,917,553, licensed to Sportvision, Inc. The Company believes that the basic subject matter of this patent belongs to PVI. After the Company filed this action, Sportvision, Inc. filed a lawsuit against the Company for infringement of the disputed '533 patent. Sportvision, Inc. is seeking injunctive relief and compensation including damages. Based upon our preliminary assessment of the claim, we believe that we are the owner of the basic subject matter of the disputed patent and that the claim lacks merit. We plan to vigorously defend our ownership of the patent. Patent litigation involves complex legal and factual issues. The outcome of such actions are highly uncertain. In addition, patent litigation involves considerable costs. We cannot assure you that we do not or will not infringe the patent or intellectual property rights of another company. If we lose a patent infringement action, we may be required to pay a significant amount of money or to stop selling our products. We may also need to license disputed technology from another company, if possible. If our patents are successfully challenged, our business, financial condition and the results of our operations will be adversely affected.

                          PRINCETON VIDEO IMAGE, INC.

15.  INDUSTRY SEGMENT, GEOGRAPHIC AND CUSTOMER INFORMATION



     The Company operates in one industry segment, real-time video imaging and markets its L-VIS System worldwide through licensing agreements. One licensee, Publicidad Virtual S.A. de C.V. accounted for 36%, 37% and 53% of net sales for fiscal years ended June 30, 2000, 1999 and 1998, respectively.



     Geographic information is as follows:



               1998                     U.S.       LATINAMERICA     OTHER        TOTAL
               ----                  ----------    ------------    --------    ----------
Advertising and production
  revenue..........................  $  324,789     $       --     $     --    $  324,789
License and royalty fees...........          --        371,223           --       371,223
                                     ----------     ----------     --------    ----------
     Total.........................  $  324,789     $  371,223     $     --    $  696,012
                                     ==========     ==========     ========    ==========



               1999
               ----
Advertising and production
  revenue..........................  $  694,528     $       --     $     --    $  694,528
License and royalty fees...........          --        450,185       77,500       527,685
                                     ----------     ----------     --------    ----------
     Total.........................  $  694,528     $  450,185     $ 77,500    $1,222,213
                                     ==========     ==========     ========    ==========



               2000
               ----
Advertising and production
  revenue..........................  $1,483,664     $       --     $ 25,000    $1,508,664
License and royalty fees...........          --      1,090,484      446,751     1,537,235
                                     ----------     ----------     --------    ----------
     Total.........................  $1,483,664     $1,090,484     $471,751    $3,045,899
                                     ==========     ==========     ========    ==========



     All Company assets are based in the United States with the exception of certain L-VIS Systems which are being used by the Company's licensees in connection with foreign operations. The approximate value of these L-VIS Systems located in foreign countries is as follows:



L-VIS SYSTEMS                  U.S.       LATINAMERICA    CANADA     BELGIUM      TOTAL
-------------                ---------    ------------    -------    -------    ---------
1998.......................  1,361,906      343,244            --         --    1,705,150
1999.......................  1,285,870      620,634       135,000         --    2,041,504
2000.......................  2,004,045      426,821       135,000    691,472    3,257,338



16.  RELATED PARTY TRANSACTIONS:



     A member of the Board of Directors of the Company is also the President of J.J. Pomerance & Co., Inc., a corporation that furnished consulting services to the Company from time to time through the initial public offering in December 1997.



     A member of the Board of Directors of the Company is also a principal shareholder and the President of the Board of Directors of Presencia, which has made several equity investments in the Company and is the Company's former joint venture partner and current licensee. (See Note 16 - Industry Segment, Geographic and Customer Information)



     A member of the Board of Directors of the Company is formerly the sole shareholder and President of Princeton Venture Research, Inc., a company that has furnished consulting services to the company from time to time. The member of the Board of Directors of the Company is also the President of PVR Securities. On June 28, 2000, the Company entered into a three month agreement with PVR Securities whereby PVR Securities would act as non-exclusive financial advisor and assist the Company in raising additional capital. As compensation, PVI agrees to pay PVR Securities a cash fee equal to 5% of gross proceeds of any private sale of equity securities of PVI if the buyer is introduced by PVR Securities. In addition, PVR Securities will receive warrants to purchase twelve and one-half percent of the amount of the securities sold to any purchasers

                          PRINCETON VIDEO IMAGE, INC.

introduced to PVI by PVR Securities at an exercise price equal to 110% of the closing price of the equity securities sold. The agreement can be extended by mutual consent.



     A member of the Board of Directors of the Company is also a Managing Director and Executive Vice President of Allen & Company Incorporated, which is a principal shareholder of the Company and furnishes financial advisory services to the Company from time to time. Allen, as a Representative, received underwriting discounts and commissions, as well as Representatives' Warrants initially exercisable for 380,000 shares of Common Stock, with respect to services rendered on behalf of the Company with respect to the initial public offering of its Common Stock in December 1997. Additionally, Allen & Company received commissions in the aggregate amount of approximately $438,000, as well as warrants initially exercisable for 200,000 shares of common stock for its services rendered on behalf of the company in connection with the private equity offering completed in October 1999. In June 2000, the Company entered into an agreement with Allen & Co. whereby Allen & Co. would act as the Company's exclusive financial advisor for certain transactions. No transaction has been completed with respect to this agreement.



     In July 1997, two employees of the Company signed notes (the "Employee Notes") for $655,000 as consideration for the exercise of warrants to purchase 262,000 shares of common stock at an exercise price of $2.50 per share. Accordingly, a $360,250 charge to general and administrative expense was recorded in July 1997 for the excess of the fair value of the Company's stock in July 1997 over the exercise price of the underlying warrants. In December 1997, these two employees signed notes (the "Tax Notes") for $169,498 as consideration for funds received for the express purpose of paying the tax liabilities incurred by each of them in connection with the exercise of their warrants. The Employees concurrently signed Pledge Agreements pursuant to which the 262,000 shares of common stock purchased were pledged to the Company. Both the Employee Notes and the Tax Notes bear interest at a rate of 8.5% and contain no recourse provisions by which the Company can enforce collection. The Employee Notes mature in July 2002 and the Tax Notes become due and payable upon the earlier of
(i) the first anniversary of the date on which all of the Pledged Shares become freely transferable, and (ii) the date on which the employee sells, assigns or otherwise disposes of, for consideration, any interest in any share of capital stock of Company stock.



     In April 1999 and May 1999, Publicidad Virtual signed promissory notes to the Company for $114,300 and $260,075, respectively as consideration for the equipment charge associated with two L-VIS Systems delivered to Publicidad for use in operations. The April 1999 note for $114,300 was paid in full in March 2000. Both notes were issued with an interest rate of 15% and had a term of one
(1) year and three (3) years, respectively.



CONCENTRATION OF CREDIT RISK:



     The Company maintains its cash and cash equivalents with major financial institutions. Held to maturity securities consist of U.S. government Treasury securities.



17.  SUBSEQUENT EVENTS:



     In July 2000, the Company entered into a five year, non-binding letter of intent with Cybersmart, a Korean software and marketing company. Under the terms of the agreement, Cybersmart will have exclusive rights to market the L-VIS System for television broadcasts which originate and are intended for telecast solely within Korea. The Company will receive license fees and a share of the revenue received by Cybersmart based on the use of the L-VIS System.

                          PRINCETON VIDEO IMAGE, INC.


                           CONSOLIDATED BALANCE SHEET


(UNAUDITED)



                                                               MARCH 31,        JUNE 30,
                                                                  2001            2000
                                                              ------------    ------------
ASSETS
Current Assets:
  Cash and cash equivalents.................................  $  6,475,871    $  8,388,148
  Restricted securities held to maturity....................        60,347          60,847
  Accounts receivable.......................................       832,383         829,329
  License rights............................................       500,000         600,000
  Available for sale securities.............................       389,237         846,167
  Other current assets......................................       395,928         198,568
                                                              ------------    ------------
          Total current assets..............................     8,653,766      10,923,059
Property and equipment, net.................................     3,067,730       3,685,068
Intangible assets, net......................................       576,784         587,486
Investment in/Advances to Revolution Company LLC............       788,500              --
Merger related costs........................................       539,167              --
Cablevision deferred revenue credit.........................     1,137,178              --
Other assets................................................       109,606         529,195
                                                              ------------    ------------
          Total assets......................................  $ 14,872,731    $ 15,724,808
                                                              ============    ============
LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
  Accounts payable and accrued expenses.....................  $  4,736,563    $  4,135,060
  Unearned revenue..........................................       386,514         293,819
                                                              ------------    ------------
          Total current liabilities.........................     5,123,077       4,428,879
Unearned revenue............................................       611,021         630,033
Cablevision prepaid royalty fees............................     2,500,000              --
Other liabilities...........................................            --          45,150
                                                              ------------    ------------
          Total liabilities.................................     8,234,098       5,104,062
                                                              ------------    ------------
Commitments and contingencies
Redeemable preferred stock:
  Cumulative, Series A, conditionally redeemable, $4.50 par
     value, authorized 167,000 shares; issued and
     outstanding 11,363 and 67,600 shares at March 31, 2001
     and June 30, 2000, respectively redemption value equal
     to carrying value (par plus all accrued but unpaid
     dividends).............................................        76,450         439,950
  Cumulative, Series B, conditionally redeemable, $5.00 par
     value, authorized 93,300 shares; issued and outstanding
     12,834 and 86,041 shares at March 31, 2001 and June 30,
     2000, respectively, redemption value equal to carrying
     value (par plus all accrued but unpaid dividends)......        92,075         595,817
                                                              ------------    ------------
          Total redeemable preferred stock..................       168,525       1,035,767
Minority interest...........................................       164,468         311,583
Shareholders' Equity:
  Common stock, no par value; $.005 stated value; authorized
     40,000,000 shares; 11,819,346 and 9,879,568 shares
     issued and outstanding net of 279,366 and 0 treasury
     shares at par at March 31, 2001 and June 30, 2000,
     respectively...........................................        59,094          49,395
  Additional paid-in capital................................    65,597,664      60,575,678
  Less: Related party note receivable.......................       (79,082)       (973,322)
        Other comprehensive (loss) income...................       (73,799)        346,167
  Accumulated deficit.......................................   (59,198,237)    (50,724,522)
                                                              ------------    ------------
          Total shareholders' equity........................     6,305,640       9,273,396
                                                              ------------    ------------
          Total liabilities, redeemable preferred stock,
           minority interest and shareholders' equity.......  $ 14,872,731    $ 15,724,808
                                                              ============    ============



          See accompanying notes to consolidated financial statements.

                          PRINCETON VIDEO IMAGE, INC.



                     CONSOLIDATED STATEMENTS OF OPERATIONS


(UNAUDITED)



                                                              FOR THE NINE MONTHS ENDED
                                                                      MARCH 31,
                                                              --------------------------
                                                                 2001           2000
                                                              -----------    -----------
Royalties and license fees..................................  $ 1,968,721    $   975,793
Advertising and contract revenue............................    1,649,747        894,155
                                                              -----------    -----------
          Total revenue.....................................    3,618,468      1,869,948
Costs and expenses:
  Sales and marketing.......................................    2,539,724      3,171,416
  Product development.......................................    2,168,150      2,007,596
  Field operations and support..............................    4,174,917      4,356,574
  General and administrative................................    4,223,451      2,810,592
                                                              -----------    -----------
          Total costs and expenses..........................   13,106,242     12,346,178
Operating loss..............................................   (9,487,774)   (10,476,230)
Interest and other income...................................      556,445        516,742
                                                              -----------    -----------
Loss before tax benefit, losses from equity investment and
  minority interest.........................................   (8,931,329)    (9,959,488)
Tax benefit.................................................      371,999        596,998
Losses from equity investment...............................      (61,500)            --
Minority interest...........................................      147,115             --
                                                              -----------    -----------
Net loss....................................................   (8,473,715)    (9,362,490)
Accretion of preferred stock dividends......................      (10,071)       (33,038)
                                                              -----------    -----------
Net loss applicable to common stock.........................   (8,483,786)    (9,395,528)
                                                              ===========    ===========
  Basic and diluted net loss per share applicable to common
     stock..................................................  $     (0.82)   $     (1.02)
                                                              ===========    ===========
  Weighted average number of shares of common stock
     outstanding............................................   10,360,528      9,206,803
                                                              ===========    ===========



          See accompanying notes to consolidated financial statements.

                          PRINCETON VIDEO IMAGE, INC.



                      CONSOLIDATED STATEMENT OF CASH FLOWS


                                  (UNAUDITED)



                                                              FOR THE NINE MONTHS ENDED
                                                                       MARCH 31
                                                              --------------------------
                                                                 2001           2000
                                                              -----------    -----------
Cash flows from operating activities:
  Net loss..................................................  $(8,473,715)   $(9,362,490)
  Adjustments to reconcile net loss to net cash used in
     operating activities
     Amortization of unearned income........................     (244,867)      (342,848)
     Depreciation expense...................................    1,414,960      1,393,994
     Amortization of intangibles/license rights.............      537,419      1,288,882
     Charges associated with stock, warrant and option
      grants and related party note receivable..............      152,503        611,941
     Non-cash interest from related party notes.............     (249,301)            --
     Losses from equity investments.........................       61,500             --
     Minority interest......................................     (147,115)            --
     Increase (decrease) in cash resulting from changes in:
       Accounts receivable..................................        5,511        (67,266)
       Other current assets.................................     (192,122)      (589,816)
       Cablevision deferred revenue credit and deferred
        royalty payment, net................................    1,362,822             --
       Other assets.........................................      371,393       (599,207)
       Accounts payable and accrued expenses................     (452,219)       652,073
       Unearned revenue.....................................      318,550         16,775
       Miscellaneous other..................................      (44,367)        (6,721)
                                                              -----------    -----------
       Net cash used in operating activities................   (5,579,048)    (7,004,683)
                                                              -----------    -----------
Cash flows from investing activities:
  Purchases of property and equipment.......................     (799,834)    (1,131,055)
  Purchases of license rights...............................     (300,000)    (1,100,000)
  Investment in/Advances to Revolution Company LLC..........     (850,000)            --
  Merger costs..............................................     (539,167)            --
  (Increase) decrease in intangible assets..................      (76,717)       (67,457)
                                                              -----------    -----------
       Net cash used in investing activities................   (2,565,718)    (2,298,512)
                                                              -----------    -----------
Cash flows from financing activities:
  Proceeds from sales of common stock, net..................    6,158,890      8,307,434
  Cash received from related party notes receivable.........       69,741        155,297
                                                              -----------    -----------
       Net cash provided by financing activities............    6,228,631      8,462,731
                                                              -----------    -----------
Net increase (decrease) in cash and cash equivalents........   (1,916,135)      (840,464)
Foreign exchange impact on cash.............................        3,858             --
Cash and cash equivalents at beginning of period............    8,388,148     12,494,373
                                                              -----------    -----------
Cash and cash equivalents at end of period..................  $ 6,475,871    $11,653,909
                                                              ===========    ===========



          See accompanying notes to consolidated financial statements.

                          PRINCETON VIDEO IMAGE, INC.



                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


                                  (UNAUDITED)



1. NATURE OF BUSINESS AND BASIS OF PRESENTATION



     Princeton Video Image, Inc., ("PVI", "we", "us") developed and is marketing a real-time video insertion system that, through patented computer vision technology, places computer-generated electronic images into live and pre-recorded television broadcasts of sports and entertainment programming. These electronic images range from simple corporate names or logos to sophisticated multi-media 3-D animated productions. Our Live Video Insertion System (the "L-VIS(TM) System") is used to insert these images and program enhancements. As part of our research and development program, we are developing a series of products to allow viewers to interact with live or recorded video programming delivered to the home via the Internet or through interactive television. These applications will enable the viewer to influence the on-screen presentation of a broadcast which utilizes the L-VIS System by using a mouse or other pointer, for example, to indicate areas of interest. We are also marketing our systems on a worldwide basis through licensing and royalty agreements and through our majority-owned subsidiary, Princeton Video Image Europe, N.V. ("PVI Europe"), which is headquartered in Belgium.



     The consolidated financial statements presented herein have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X and are unaudited. Reference should be made to our audited financial statements for the fiscal year ended June 30, 2000 including the footnotes thereto, included in our Annual Report on Form 10-K for the same fiscal year end. In the opinion of our management, the financial statements reflect all adjustments (which consist of normal recurring accruals) necessary for a fair statement of the results of the interim periods presented.



     We are subject to a number of risks common to companies in similar stages of operations including, but not limited to, the lack of assurance of the marketability of our product, intense competition, including entry of new competitors and products into the market, the risk of technological obsolescence, the limited source of supply of certain components of the L-VIS System, and the need to raise additional funds to support our business operations. We believe that the $7.6 million we received from the First Closing of the Cablevision transaction in February 2001 and approximately $10 million we expect to receive from the Second Closing, together with our existing available cash, cash equivalents and short term investments, will be sufficient to meet our operating and capital needs through calendar year 2001. Our actual working capital requirements will depend on numerous factors, including the progress of our research and development programs, our ability to maintain our customer base and attract new customers to use the L-VIS System, the level of resources we will be able to allocate to the development of greater marketing and sales capabilities, technological advances, our ability to protect our patent portfolio and the status of our competitors. We expect to incur costs and expenses in excess of expected revenues during the ensuing fiscal year as we continue to execute our business strategy by continuing to search for new markets in which to market our technology, both domestically and abroad, and to strengthen existing relationships with rights holders, broadcasters and advertisers.



     There is no assurance that we will generate sufficient cash flow from operations to liquidate liabilities as they become due. Accordingly, we may require additional funds to meet planned obligations and may seek to raise such amounts through a variety of options. These include future cash from operations, proceeds from equity financings, and the potential sale of tax benefits relating to our net operating losses. Additional funding may not be available when needed or on terms acceptable to us, which could have a material adverse effect on our business, financial condition and results of operations. If adequate funds are not available, planned operations will be scaled back resulting in the delay or reduction of personnel and planned expenditures. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

                          PRINCETON VIDEO IMAGE, INC.

2. ACCOUNTING POLICIES



     Non-refundable license and equipment fees are recorded as unearned revenue as received. These fees are recorded as license revenue on a straight-line basis over the shorter of the license term or the useful life of the equipment.



3. PER SHARE DATA



     Statement of Financial Accounting Standards No. 128 requires the presentation of basic and diluted per share amounts. Basic per share amounts are computed by dividing net loss applicable to common stock by the weighted average number of common shares outstanding during the period. Diluted per share amounts are computed by dividing net loss applicable to common stock by the weighted average number of common shares outstanding plus the dilutive effect of common share equivalents.



     Since we incurred net losses for all periods presented, both basic and diluted per share calculations are the same. Accordingly, options and warrants to purchase 4,355,629 and 3,436,854 shares of common stock that were outstanding at March 31, 2001 and 2000, respectively, were not included in diluted per share calculations, as their effect would be antidilutive.



4. NEW AGREEMENTS



     Upon our receipt of a non-refundable deposit in December 2000, we entered into an exclusive licensing agreement with Virtual Media Lab, Inc., a Korean software and marketing company. Under the terms of the agreement, we received an up-front, non-refundable territory licensing fee and an equipment fee during the quarter ended March 31, 2001. In addition, we will receive annual royalties from Virtual Media Lab, Inc. based on their use of the L-VIS System in Korea. The non-refundable deposit and licensing fee was recorded as unearned revenue and will be recognized over the license term of five years. The equipment fee was recorded as unearned revenue and will be recognized over 3 years, the depreciable life of the L-VIS System.



     On February 4, 2001, we entered into a Stock and Warrant Purchase Agreement with PVI Holding, LLC, a subsidiary of Cablevision Systems Corporation, pursuant to which PVI Holding has agreed to purchase in a series of two closings, referred to as the First Closing and the Second Closing, 4,000,000 shares of our common stock for a purchase price of $10,000,000. In connection with the transaction (the "Cablevision" transaction), PVI Holding will also receive warrants to purchase 11,471,908 shares of our common stock. Consummation of all but the sale of 2,007,909 shares of common stock is subject to shareholder approval. Concurrently with our entering into the Stock and Warrant Purchase Agreement, we entered into a license agreement with Cablevision Systems Corporation (the "License Agreement") pursuant to which we received prepaid royalty fees.



     The transaction was structured with two closings due to the fact that shareholder approval was required for the Second Closing.



     The First Closing occurred on February 14, 2001 and PVI received $7.5 million in cash in exchange for approximately 2 million shares of common stock at a stated value of $5 million, the License Agreement for the use of our L-VIS technology, and prepaid royalty fees relating to the License Agreement at a stated value of $2.5 million. If the PVI shareholders approve the consummation of the Second Closing, Cablevision would pay $10 million in cash to PVI in exchange for an additional 2 million shares of common stock at a stated value of $5 million, warrants to purchase an additional 11 million common shares of PV, and additional prepaid royalty fees relating to the License Agreement at a stated value of $5 million. In the event of termination of the License Agreement by PVI or if the License Agreement term expires, any unearned balances remaining from the $7.5 million in prepaid royalty fees is refundable to Cablevision.

                          PRINCETON VIDEO IMAGE, INC.

     With respect to the allocation of the proceeds to the individual components of the transaction, we allocated the proceeds in accordance with the methodology stated in APB No. 14 "Accounting for Convertible Debt and Debt Issued with Stock Purchase Warrants." In connection with this, we allocated proceeds to the common stock and the prepaid royalty fees in proportion to their relative fair value. Because there was not any significant disincentive for nonperformance prior to the consummation date of the transaction, we used the fair value of our stock as of the consummation date of the transaction ($ 5.63, which resulted in a total fair value of $11.2 million) and estimated the fair value of the prepaid royalties to be $2.5 million. We did not allocate any additional amounts to the License Agreement (which would have constituted additional proceeds from Cablevision) because we believed it to be at market. Based on this methodology, we allocated $6.1 million to common stock and additional paid-in-capital. In order to reflect the refundable prepaid royalty fees at its refundable amount, $1.4 million was allocated to deferred revenue and was divided into two components. $2.5 million was recorded as a long term deposit liability and the remaining debit of $1.1 million was allocated to deferred revenue credits which will be amortized against revenue as the royalty fee is earned.



     As with the First closing, because there is not any significant disincentive for nonperformance prior to the consummation date of the transaction, the Second closing will be valued on the date the second closing is consummated. The fair value of the warrants will be determined using the Black-Scholes pricing methodology. The fair value allocation will be calculated to allocate the proceeds between the common stock issued, the warrants issued, the prepaid royalty fees and deferred revenue credits using the same method as discussed above.



     Although we will work with Cablevision to expand the utilization of our technology, there are no definitive commitments between the companies that will necessarily provide any revenue to PVI in the future.



5.  PENDING TRANSACTION



     On December 28, 2000, we entered into a Reorganization Agreement with Presencia en Medios, S.A., Eduardo Sitt, David Sitt, Roberto Sonabend, Presence in Media LLC, Virtual Advertisement LLC, PVI LA, LLC and Princeton Video Image Latin America, LLC pursuant to which we will acquire Publicidad Virtual, S.A. de C.V. ("Publicidad") in exchange for common stock and warrants to purchase common stock equal to 21% ownership of our common stock on a fully diluted basis. The Reorganization Agreement provides for the issuance of 2,678,353 shares of our common stock and warrants to purchase 1,036,825 shares of our common stock to the shareholders of Publicidad in exchange for all of Publicidad's issued and outstanding capital stock. Publicidad, who has been our exclusive licensee in Latin America since 1994, is our most successful licensee and a leader in the virtual advertising business. Closing of this transaction is subject to approval by our shareholders and those of Presencia en Medios, and to other conditions, including the absence of certain material adverse tax, financial or other consequences to either company prior to closing.



6.  OPTIONS AND WARRANTS



     On February 2, 2001, the Board of Directors voted to offer all current employees who held outstanding stock options with an exercise price greater than five dollars ($5.00) the opportunity to reprice such options to $4.375. Under the terms of the offer, the prior vesting of options that were repriced was lost and the repriced options began vesting again over three years. The exercise period of the repriced options is ten years. A total of 1,186,998 options held by employees were repriced. The current members of the Board of Directors were offered the same opportunity to reprice their outstanding options. Prior vesting of board members was not lost, although all other terms of the repricing were identical to those offered the employees. A total of 220,000 options held by directors were repriced. One member of our Board of Directors, Enrique F. Senior, declined the offer to have his options repriced. Mr. Senior had a total of 40,000 options eligible for repricing. In accordance with Financial Standards Board Interpretation (FIN) No. 44, the repriced options are subject to variable accounting and thereby have been marked to market at March 31, 2001. No charge to earnings was

                          PRINCETON VIDEO IMAGE, INC.

recorded as the closing price of the stock on March 31, 2001 was equal to the exercise price of $4.375. Future charges relating to this repricing could have a significant effect on our results of operations in subsequent periods.



     On February 2, 2001, the Board of Directors authorized the issuance of stock options to purchase 775,000 shares of common stock to certain members of the management and technical staff. These options will have an exercise price of $4.375, will vest over three years and have a term of ten years. On March 22, 2001 the Board clarified that it was the Board's intent to issue these options conditioned upon the consummation of the second closing of the Cablevision transaction. If all conditions of issuance are met and the fair market value of our stock is greater than the exercise price on that date, compensation expense will be recorded as required by FIN No. 44. None of these options have been issued as of the filing date of this Form 10-Q as all of the conditions of issuance have not been met.



     On March 22, 2001, the Compensation Committee of the Board of Directors authorized the granting of options to purchase 200,000 shares of common stock to Brown F. Williams, our chairman, and options to purchase 75,000 shares of common stock to Samuel A. McCleery, our Vice President of Business Development. These options, granted in recognition of past services performed, have an exercise price of $3.219, a term of ten years, and are fully vested at the date of grant. The granting of these options is conditioned upon (a) the ratification by our shareholders of an increase in the number of shares of common stock reserved for issuance upon the exercise of options granted under our Amended 1993 Stock Option Plan, and (b) the consummation of the second closing of the Cablevision transaction. The first condition was met on March 30, 2001 at The Annual Meeting of Shareholders. (See Item 4 of this Form 10-Q). If the second condition of issuance is met and the fair market value of our stock is greater than the exercise price on that date, compensation expense will be recorded as required by FIN No. 44. None of these options have been issued as of the filing date of this Form 10-Q as all of the conditions of issuance have not been met.



7.  RELATED PARTY TRANSACTIONS



     A member of our Board of Directors is a Managing Director and Executive Vice President of Allen & Company, Incorporated ("Allen & Co.") which is one of our shareholders. On December 20, 2000, we entered into an amendment to our June 14, 2000 agreement with Allen & Co., pursuant to which Allen & Co. will act as one of our financial advisors in connection with certain stock purchase transactions, including the transaction contemplated by the Reorganization Agreement between us, Presencia en Medios and others as described in Note 4. We have committed to issue to Allen & Co. a warrant to purchase 100,000 shares of our common stock at $2.3065 as consideration for their issuance of a fairness opinion in connection with this transaction. Upon formal written approval of the Board of Directors, this warrant will be issued with an expiration date of December 20, 2005, or 5 years from the issuance date of their fairness opinion. The value of these warrants has been calculated using the Black Scholes method and the related charge of $100,762 has been recorded within merger related costs pending the closing of the transaction. Allen & Co. will receive a second warrant to purchase an additional 100,000 shares when the transaction closes.



     On March 20, 2001, the Compensation Committee of the Board of Directors authorized the repayment by Brown Williams and Sam McCleery of non-recourse promissory notes they owed to PVI in exchange for a portion of the PVI common stock they each held. In 1997, Mr. Williams and Mr. McCleery signed non-recourse promissory notes payable to PVI in connection with the exercise of warrants and the payment of tax liabilities incurred by each of them in connection with this exercise. As of March 20, 2001, Mr. Williams owed PVI a total of $778,711, including $597,920 in principal and $180,791 in accrued interest. As of March 20, 2001, Mr. McCleery owed PVI a total of $295,090, including $226,580 in principal and $68,510 in accrued interest. To satisfy these obligations in full, Mr. Williams agreed to exchange 202,594 shares of common stock, 190,000 of which had been pledged as collateral on the notes. Mr. McCleery agreed to exchange 76,772 shares of common stock, 72,000 of which had been pledged as collateral on the notes. The stock exchanged was

                          PRINCETON VIDEO IMAGE, INC.

valued at $3.8437, the closing price of the stock on the date of the offer, and satisfied in full the outstanding loan balances. Due to the uncertainty of the collectibility of the non-recourse notes, we did not record interest income on the transaction until it was settled. The total of 279,366 shares of common stock received in this transaction have been recorded as treasury stock in the shareholders' equity section of the balance sheet and are available for reissuance.



8.  MARKETABLE SECURITIES



     At March 31, 2001, certain marketable securities have been categorized as available for sale and, as a result, are stated at fair value in accordance with Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities." Unrealized gains and losses are included in shareholders' equity as other comprehensive income. A corresponding adjustment is recorded on the balance sheet to reflect the unrealized gain or loss on the value of the investment. As of March 31, 2001 and June 30, 2000, the value of our available for sale securities was as follows:



AVAILABLE FOR SALE SECURITIES:                                         3/31/2001    6/30/2000
------------------------------                                         ---------    ---------
Pineapplehead Limited          Cost.................................   $ 500,000    $500,000
  1,692,333 shs common stock   Cumulative unrealized (loss) gain....    (110,763)    346,167
                                                                       ---------    --------
                               Market value.........................   $ 389,237    $846,167
                                                                       =========    ========



9.  INVESTMENTS



     On January 24, 2001, we entered into an operating agreement with CBS Technology Corporation and Core Digital Technologies, Inc. to form Revolution Company, LLC. The purpose of this company will be to develop and market technical production services such as Eyevision, an instant replay system which made its debut in Super Bowl XXXV. Under the terms of the operating agreement, the percentage ownership interests of the parties is as follows:



Princeton Video Image, Inc. ............................   25%
Core Digital Technologies, Inc..........................   35%
CBS Technology Corporation..............................   40%



     PVI uses the equity method to account for its investment in the Revolution Company and, accordingly, during the quarter ended March 31, 2001 recorded its percentage share of the losses in the amount of $61,500. PVI has no further commitment to fund the operations of the Revolution Company nor has it guaranteed their debts.



10.  MERGER RELATED COSTS



     Merger related costs at March 31, 2001 consisted of the following:



                                                                 AMOUNT
                                                                --------
Legal fees..................................................    $131,911
Accounting fees.............................................     300,831
Fairness opinion............................................     100,762
Miscellaneous expenses......................................       5,663
                                                                --------
                                                                $539,167
                                                                ========

                          PRINCETON VIDEO IMAGE, INC.

11.  INCOME TAXES



     Under a plan developed by the New Jersey Economic Development Authority ("NJEDA") in 1999, we sold $495,998 of our total $1,668,792 of state tax benefit of unused state Net Operating Loss carryover ("NOL") and unused Research and Development ("R&D") Tax credits authorized for sale under the plan. We received $371,999 in November 2000, which represented a negotiated percentage of the value of the tax benefits available ranging from 75% to 84% of the value of the tax benefit. We recognized this amount as an income tax benefit in December 2000. The balance of our unused New Jersey NOL and R&D tax credits are available for us to use (or sell) in the future.



12.  INDUSTRY SEGMENT, GEOGRAPHIC AND CUSTOMER INFORMATION



     We currently operate in one industry segment, real-time video imaging.



     Our L-VIS System is marketed on a worldwide basis through licensing and royalty agreements, as well as through our majority-owned subsidiary, PVI Europe. The majority of our operating expenses related to our domestic activities and were not associated with our international licensing and royalty agreements. Publicidad Virtual S.A. de C.V. accounted for 53% and 40% of total revenues for the quarters ended March 31, 2001 and 2000, respectively, and 47% and 35% of total revenues for the nine months ended March 31, 2001 and 2000, respectively.



     Geographic information is as follows:



                                U.S.      LATIN AMERICA    CANADA     OTHER       TOTAL
                             ----------   -------------   --------   --------   ----------
Three months ended March
  31, 2001
Royalties and license
  fees.....................  $       --    $  539,879     $132,796   $ 54,735   $  727,410
Advertising and contract
  revenue..................     290,250            --           --         --      290,250
                             ----------    ----------     --------   --------   ----------
          Total............  $  290,250    $  539,879     $132,796   $ 54,735   $1,017,660
                             ==========    ==========     ========   ========   ==========
Three months ended March
  31, 2000
Royalties and license
  fees.....................  $       --    $  316,872     $157,188   $ 20,000   $  494,060
Advertising and contract
  revenue..................     296,217            --           --         --      296,217
                             ----------    ----------     --------   --------   ----------
          Total............  $  296,217    $  316,872     $157,188   $ 20,000   $  790,277
                             ==========    ==========     ========   ========   ==========
Nine months ended March 31,
  2001
Royalties and license
  fees.....................  $       --    $1,727,776     $181,830   $ 59,115   $1,968,721
Advertising and contract
  revenue..................   1,649,747            --           --               1,649,747
                             ----------    ----------     --------   --------   ----------
          Total............  $1,649,747    $1,727,776     $181,830   $ 59,115   $3,618,468
                             ==========    ==========     ========   ========   ==========
Nine months ended March 31,
  2000
Royalties and license
  fees.....................  $       --    $  661,675     $204,118   $110,000   $  975,793
Advertising and contract
  revenue..................     894,155            --           --         --      894,155
                             ----------    ----------     --------   --------   ----------
          Total............  $  894,155    $  661,675     $204,118   $110,000   $1,869,948
                             ==========    ==========     ========   ========   ==========

                          PRINCETON VIDEO IMAGE, INC.

     All of our assets are based in the United States with the exception of certain L-VIS system units and related equipment which are being used by our licensees in connection with foreign operations. The approximate gross value of these L-VIS Systems located in foreign countries is as follows:



L-VIS SYSTEMS                  U.S.       BELGIUM    LATIN AMERICA     OTHER       TOTAL
-------------                ---------    -------    -------------    -------    ---------
At March 31, 2001..........  1,985,746    691,472       585,000       353,550    3,615,768
At June 30, 2000...........  2,004,045    691,472       426,821       135,000    3,257,338



13.  CONCENTRATION OF ADVERTISING AND CONTRACT REVENUES



     Four customers accounted for approximately 35% and 34% of advertising and contract revenues for the nine months ended March 31, 2001 and 2000, respectively. No concentration of advertising and contract revenues existed for the quarters ended March 31, 2001 and 2000, respectively.



14.  COMPREHENSIVE INCOME



     Comprehensive income is comprised of the following:



                                                                  FOR THE NINE MONTHS ENDED
                              FOR THE QUARTER ENDED MARCH 31,             MARCH 31,
                              -------------------------------    ---------------------------
                                  2001              2000            2001            2000
                              -------------     -------------    -----------     -----------
Net loss....................   $(2,931,685)      $(3,137,141)    $(8,473,715)    $(9,362,490)
Foreign currency translation
  adjustments...............        82,116                --          36,964              --
Unrealized gain or (loss) on
  investments...............      (127,940)               --        (456,930)        346,167
                               -----------       -----------     -----------     -----------
Comprehensive income........   $(2,977,509)      $(3,137,141)    $(8,893,681)    $(9,016,773)
                               ===========       ===========     ===========     ===========



15.  LEGAL CONTINGENCIES



     In October 1999, we filed a request with the United States Patent and Trademark Office ("USPTO") to correct the ownership of US Patent 5,917,553, licensed to Sportvision, Inc. We believe that the basic subject matter of this patent belongs to PVI. After we filed this action, Sportvision, Inc. filed a lawsuit against us in US District Court for the Northern District in California for infringement of the disputed US Patent 5,917,553. Sportvision, Inc. is seeking injunctive relief and compensation including damages. Based upon our preliminary assessment of the claim, we believe that we are the owner of the basic subject matter of the disputed patent and that the claim lacks merit. We plan to vigorously defend our ownership of the patent. Subsequent to their original filing, Sportvision filed a motion for a Preliminary Injunction, which was heard on September 22, 2000. By agreement of the parties, a stay on all activity in the lawsuit was entered, which expires on June 6, 2001. As a result of the stay, the Court has not yet decided the preliminary injunction motion.



     In June 1999 we filed suit for patent infringement in U.S. District Court in Delaware against Scidel USA Ltd., the U.S. subsidiary of the Israeli Company, Scidel Technologies Ltd. We contend that Scidel's video imaging system for electronically inserting advertising into live television broadcasts infringes on PVI's U.S. Patents No. 5,264,933 and 5,892,554. PVI seeks a permanent injunction prohibiting infringement of our patents. The case was tried before Chief Judge Robinson of the Delaware District Court in late February, and final briefing is just being completed. A decision is not expected for several months, at best.

                          PRINCETON VIDEO IMAGE, INC.

16.  SUBSEQUENT EVENTS



     On April 10, 2001, we issued 14,286 shares of our common stock to the Sarnoff Corporation (formerly the David Sarnoff Research Center) as payment for royalties due for the fiscal quarter ended March 31, 2001, pursuant to the terms of a Research Agreement between us and the David Sarnoff Research Center, dated June 1995, as amended. During the quarter ended March 31, 2001, we recorded royalty expense in the amount of $46,858, the fair market value of the shares on their date of issuance.

                               SUPPLEMENTARY DATA

     The unaudited quarterly financial data for the previous fiscal years and interim periods is as follows:


                                                        LOSS BEFORE TAX
                                                        BENEFIT, LOSSES
                                                          FROM EQUITY       NET LOSS
                                             TOTAL      INVESTMENT AND    APPLICABLE TO   BASIC/DILUTED
                               TOTAL       COSTS AND       MINORITY          COMMON         NET LOSS
                              REVENUE      EXPENSES        INTEREST           STOCK         PER SHARE
                             ----------   -----------   ---------------   -------------   -------------
2001
For the quarter ended:
September 30, 2000.........  $1,319,257   $ 4,342,448    $ (2,903,264)    $ (2,869,793)      $(0.29)
December 31, 2000..........   1,281,551     4,479,442      (3,080,411)      (2,680,578)       (0.27)
March 31, 2001.............   1,017,660     4,284,352      (2,947,654)      (2,933,415)       (0.27)
2000
For the quarter ended:
September 30, 1999.........  $  507,943   $ 3,669,349    $ (3,023,599)    $ (3,034,612)      $(0.37)
December 31, 1999..........     571,728     4,556,103      (3,798,748)      (3,212,762)       (0.34)
March 31, 2000.............     790,277     4,120,726      (3,137,141)      (3,148,154)       (0.32)
June 30, 2000..............   1,175,951     4,447,284      (3,082,156)      (3,093,230)       (0.30)
                             ----------   -----------    ------------     ------------       ------
     Total Fiscal Year.....  $3,045,899   $16,793,462    $(13,041,644)    $(12,488,758)      $(1.33)
1999
For the quarter ended:
September 30, 1998.........  $  277,946   $ 2,490,499    $ (1,933,790)    $ (1,944,803)      $(0.24)
December 31, 1998..........     164,292     2,524,361      (2,117,974)      (2,128,986)       (0.26)
March 31, 1999.............     354,140     3,351,806      (2,704,490)      (2,715,503)       (0.33)
June 30, 1999..............     425,835     3,485,395      (2,897,744)      (2,908,756)       (0.35)
                             ----------   -----------    ------------     ------------       ------
     Total Fiscal Year.....  $1,222,213   $11,825,061    $ (9,653,998)    $ (9,698,048)      $(1.18)

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

     The following discussion should be read in conjunction with our consolidated financial statements, the notes thereto and the other financial information included elsewhere in this Appendix.

OVERVIEW

     Since our inception in 1990, we have devoted substantially all of our resources to developing and marketing the L-VIS(TM) System, an electronic video insertion system based on patented proprietary technology designed to modify broadcasts to television viewers by inserting electronic video images, primarily advertisements and program enhancements. We have incurred substantial operating losses since our inception and as of March 31, 2001, we had an accumulated deficit of approximately $59,198,237. This deficit is the result of research and development expenses incurred in the development and commercialization of the L-VIS(TM) System expenses related to field testing of the L-VIS(TM) System and its deployment pursuant to customer contracts, operating expenses relating to manufacturing, our sales and marketing activities, and general administrative costs. We expect to incur losses in the next fiscal year as we continue to execute our business strategy of developing new products and increasing our penetration of both the domestic and international markets in the field of real-time virtual image insertion.

     We intend to focus our efforts on increasing market acceptance of the L-VIS(TM) System by continuing to develop software applications, such as animated insertions in event video streams, the virtual first-down line in football, virtual product placement in pre-recorded programming and Internet applications which will allow television viewers to interact with live or recorded video programming. Our domestic and international sales and marketing personnel are responsible not only for reaching agreements with teams, leagues and broadcasters, but also for promoting the L-VIS(TM) System to advertisers in order to create market awareness and acceptance and to negotiate with potential licensees in yet untapped markets worldwide. We expect to incur substantial additional losses and to experience substantial negative cash flow from operating activities through the next 12 months or until such later time as we achieve revenues sufficient to finance our ongoing capital expenditures and operating expenses. Our ability to produce positive cash flow will be determined by numerous factors, including our ability to reach agreements with, and retain, customers for use of the L-VIS(TM) System, as well as various factors outside of our control.

     We expect to continue generating revenue from ads sold by rights holders that use the L-VIS(TM) System. These revenues are expected to be shared with the rights holders. Accordingly, in order to generate revenues from the use of the L-VIS(TM) System, we will need to enter into agreements with rights holders. The agreements can take various forms, including revenue sharing agreements under which we receive a percentage of the fee paid by the advertisers and contractual arrangements whereby we receive an agreed upon fee for our services. We realize revenues when the advertisement runs over the air or the contractual services are provided. Due to the seasonal nature of sporting events, the revenue generated from the insertion of advertising or program enhancements in sports programming will fluctuate seasonally. This seasonality is moderated by the multi-sport capabilities of the L-VIS(TM) System and its increasing use in entertainment and other non-sports related programming.

     In addition to the revenue arising from advertising and contractual arrangements, a second revenue source is the strategic licensing of the L-VIS(TM) System to third parties. These licenses may be territorial in nature or they may cover individual major broadcast events. In the case of a territorial license, the licensee is responsible for generating business within the territory and we share in the business through one or more means including royalties, license fees, and/or equity participation in the licensee. In the case of individual events, we receive a flat fee or a fee based on revenues generated by the licensee, depending on the nature of the license.

     A third revenue source are the services provided by the L-VIS(TM) System which support the electronic insertion of visual aids in live sports and entertainment programming, such as a virtual first-down line in football games, and the use of logo and name branding during live weekday news programming. We also offer an advanced post-production product whereby the L-VIS(TM) System technology can place products or logos within existing, pre-recorded television programs, movie scenes or live television broadcasts. We realize revenues through contractual arrangements to provide these visual enhancement services.

     Because our operations relate to the continuing development and marketing of the L-VIS(TM) System, we work to convince advertisers, broadcasters and broadcast rights holders of the value of the L-VIS(TM) System. If we do not generate enough revenues, we will have to either raise additional money or substantially reduce the scale of our operations. We may not be able to obtain additional financing on acceptable terms, or at all. If we cannot raise money, our business, financial condition and the results of our operations will be adversely affected.

RESULTS OF OPERATIONS

  Nine Months Ended March 31, 2001 Compared To The Nine Months Ended March 31, 2000


     Revenues. Total revenue increased 94% to $3,618,468 for the nine months ended March 31, 2001 from $1,869,948 for the nine months ended March 31, 2000. Of this total, royalties and license fees increased 102% to $1,968,721 from $975,793 for the nine months ended March 31, 2001 and 2000, respectively as a result of the significant increase in royalties we received from Publicidad Virtual, S.A. de C.V. Advertising and production revenue increased 85% to $1,649,747 from $894,155 for the nine months ended March 31, 2001 and 2000, respectively primarily as a result of the increased use of our L-VIS(TM) System by ESPN during the broadcast of Sunday Night Baseball games during the 2000 MLB season and by CBS Sports for the insertion of the virtual first down line in the national broadcast of 2000-2001 NFL regular and post-season games. Also contributing to the increase was the initial use of the L-VIS(TM) System on The NFL Today pre-game show for the 2000-2001 season on CBS. Advertising and production revenues increased by approximately $400,000 from football broadcasts, $240,000 from baseball broadcasts, and $110,000 from auto racing broadcasts and post production activities.


     Sales and Marketing. Total sales and marketing expenses decreased 20% to $2,539,724 for the nine months ended March 31, 2001 from $3,171,416 for the nine months ended March 31, 2000 primarily as a result of a reduction of approximately $800,000 in fees we are being charged to obtain certain international broadcast and programming rights. In addition, during the nine months ended March 31, 2000, $287,000 in non-cash compensation charges were incurred in relation to the issuance of options for consulting services associated with promoting the use of PVI's technology in soccer and the television production community. These reductions were partially offset by an increase in commission expense due to higher revenues, and increased personnel and overhead expenses incurred largely as a result of opening our PVI Europe facility.

     Product Development. Total product development expenses increased 8% to $2,168,150 for the nine months ended March 31, 2001 from $2,007,596 for the nine months ended March 31, 2000 primarily due to the costs associated with a shift in the allocation of personnel related to the development of our iPoint software product, our streaming media product which will allow television viewers to interact with live or recorded video programming delivered to the home via the Internet or interactive television.

     Field Operations and Support. Total field operations and support decreased 4% to $4,174,917 for the nine months ended March 31, 2001 from $4,356,574 for the nine months ended March 31, 2000 primarily as a result of our implementation of cost controls, savings incurred by reduced shipping expenses and shorter on-site setup time required since the purchase of our mobile production trucks, and a reduction of expense related to our European activity. In addition, non-cash compensation expense recorded for the issuance of common stock as payment for license fees decreased due to the lower market price of our common stock. These decreases were partially offset by the costs associated with the use of the L-VIS(TM) System by ESPN in their broadcast of Sunday Night Baseball games during the 2000 MLB season.

     General and Administrative. Total general and administrative expenses increased 50% to $4,223,451 for the nine months ended March 31, 2001 from $2,810,592 for the nine months ended March 31, 2000 primarily due to an increase of approximately $800,000 in legal fees paid to defend and protect our patent portfolio. Other factors contributing to the increase included approximately $170,000 in increased investor relations activity supporting our efforts to provide current information to the investment community and an increase in withholding tax payable on international license and royalty revenue. These increases were partially offset by a reduction in non-cash compensation charges incurred for stock options issued to members of the Board of Directors for their services. This expense was $2,500 and $77,000 for the nine months ended March 31, 2001 and 2000, respectively.

     Interest and Other Income. Total interest and other income increased 8% to $556,445 for the nine months ended March 31, 2001 from $516,742 for the nine months ended March 31, 2000 primarily as a result of approximately $250,000 in interest recorded as a result of the repayment of non-recourse related party loans. Due to the uncertainty of the collectibility of the non-recourse notes, we did not record interest income on the transaction until it was settled. This increase was largely offset by lower cash balances available for investment.

     Tax Benefit. The total tax benefit decreased 38% to $371,999 for the nine months ended March 31, 2001 from $596,998 for the nine months ended March 31, 2000. The tax benefit for both years was received from the sale of a portion of our state net operating loss and research and development tax credits. The sale was made under a plan developed by the New Jersey Economic Development Authority and the amount received is a function of the total dollars available under the plan and the number of companies applying for the tax benefit.

     Losses from Equity Investment. Losses from equity investment increased to $61,500 for the nine months ended March 31, 2001 from $0 for the nine months ended March 31, 2000 due to our investment in the Revolution Company LLC. which began operations in January 2001. The loss of $61,500 recorded for the nine months ended March 31, 2001 represents our 25% share of total expenses incurred.

     Minority Interest. Minority interest increased to $147,115 for the nine months ended March 31, 2001 from $0 for the nine months ended March 31, 2000 due to the formation of PVI Europe in June 2000.

     Net Loss. As a result of the foregoing factors, our net loss decreased 9% to $8,473,715 from $9,362,490 for the nine months ended March 31, 2001 and 2000, respectively.


     Option Repricing. On February 2, 2001, the Board of Directors voted to offer all current employees who held outstanding stock options with an exercise price greater than five dollars ($5.00) the opportunity to reprice such options to $4.375. A total of 1,186,998 options held by employees were repriced. In addition, a total of 220,000 options held by directors were repriced. In accordance with Financial Standards Board Interpretation (FIN) No. 44, these repriced options are subject to variable accounting and thereby have been marked to market at March 31, 2001. No charge to earnings was recorded as the closing price of the stock on March 31, 2001 was equal to the exercise price of $4.375. Future charges relating to this repricing could have a significant effect on our results of operations in subsequent periods.



  Fiscal Year ended June 30, 2000 Compared to Fiscal Year ended June 30, 1999


     Revenues. Revenues include receipts from advertising use of the L-VIS(TM) System, contractual arrangements made with customers for visual program enhancements, and license and royalty fees earned from use of the L-VIS(TM) System outside the United States. Total revenue increased 149% to $3,045,899 during the fiscal year ended June 30, 2000 ("Fiscal 2000") from $1,222,213 for the fiscal year ended June 30, 1999 ("Fiscal 1999"). Of this total, advertising and production revenue increased 117% to $1,508,664 in Fiscal 2000 from $694,528 in Fiscal 1999 primarily as a result of the increased use of the L-VIS(TM) System by MLB during the 1999 and 2000 baseball seasons, revenues earned from CBS Sports for the insertion of the virtual first down line in the national broadcast of 1999-2000 and 2000-2001 NFL regular season and playoff games, and contractual revenues earned for program enhancement services provided to CBS News in the live television broadcast of its CBS Early Show. Other factors contributing to the increase included the use of the L-VIS(TM) System by the Indy Racing League in the broadcast of their 2000 series auto races and by Turner Network Television in its broadcast of the 2000 Winter Goodwill Games. Royalties and license fees increased 191% to $1,537,235 from $527,685 in fiscal 1999 as a result of a significant increase in royalties received from Publicidad Virtual. Due to the restructuring of our licensing agreement with Publicidad we now receive a share in the revenues they generate. In addition, the use by Canwest Global Communications of the L-VIS(TM) technology in Canadian television broadcasts and by Sasani Limited in South Africa contributed to the increase.


     Sales and Marketing. Sales and marketing expenses include salaries and travel expenses of sales and marketing personnel, sales commissions, public relations, promotion, support personnel and allocated operating costs. Total sales and marketing expenses increased 62% to $4,127,494 in Fiscal 2000 from $2,545,738 in Fiscal 1999. This increase resulted from several factors including non-cash compensation charges of approximately $325,000 incurred in relation to the issuance of options for marketing consulting services, an increase of $400,000 for license fees paid to obtain certain international broadcast and programming rights, an increase of approximately $400,000 for marketing personnel and related overhead in supporting our continued focus on the sales and marketing of the L-VIS(TM) System, and approximately $150,000 spent on increased trade show activity. During Fiscal 2000 we also instituted a commission program for sales and marketing executives and recorded related expenses of approximately $130,000.


     Product Development Costs. Product development expenses include the costs associated with all personnel, materials and contract personnel engaged in research and development activities to increase the capabilities of the L-VIS(TM) System hardware platforms, including platforms for overseas use, and to create improved software programs for individual sports and program enhancement services. Total product development expenses increased 86% in Fiscal 2000 to $2,802,249 from $1,508,875 in Fiscal 1999 due primarily to a shift in the allocation of new and existing engineering and management personnel to deployment of new applications of our core technology, including our post production product for use in entertainment programming. Also contributing to the increase were the costs associated with the ongoing development of our iPoint product which will allow television viewers to interact with live or recorded video programming delivered to the home via the Internet or interactive television.

     Field Operations and Support. Field operations and support expenses include the costs associated with the material production, depreciation and operational support of the L-VIS(TM) System units, including training costs for operators and the shipping of L-VIS(TM) System units to international and domestic venues and support of the L-VIS(TM) Systems in the field. Field operations and support expenses increased 27% in Fiscal 2000 to $5,641,355 from $4,431,759 in Fiscal 1999 as a result of several principal factors. Depreciation expense increased significantly as a result of the manufacture of additional L-VIS(TM) Systems and our purchase of several mobile production trucks. The costs associated with program enhancement services we provided for the live television broadcast of the CBS Early Show as well as for the broadcast of the Indy Racing League 2000 auto racing series, were also significant components of the increased expenses in Fiscal 2000 over Fiscal 1999. Other cost increases resulted from increased activity in Europe and our use of the L-VIS(TM) System in the ABC broadcast of the Rose Bowl in January 2000.

     General and Administrative. Total general and administrative costs increased 25% in Fiscal 2000 to $4,222,364 from $3,365,689 in Fiscal 1999 primarily as a result of the increased legal fees we are paying to increase our patent portfolio and protect our patent property. In addition, we incurred non-recurring legal, accounting and incorporation fees during the process of forming PVI Europe, and continued to increase our investor relations activity relating to our continuing effort to increase market awareness of the L-VIS(TM) System technology.

     Interest and Other Income. Interest and other income decreased 28% to $705,919 for Fiscal 2000 from $975,850 for Fiscal 1999 as a result of the lower cash balances we had available for investment.

     Tax Benefit. The tax benefit increased to $596,998 from $0 for Fiscal 2000 and 1999, respectively, as a result of the sale of a portion of our state net operating loss and research and development tax credits. The sale was made under a plan developed by the New Jersey Economic Development Authority in 1999 and was not available during the year ended June 30, 1999.

     Net Loss. As a result of the foregoing factors, our net loss increased 29% to $12,444,646 for Fiscal 2000 from $9,653,998 for Fiscal 1999.

  Comparison of Fiscal Year Ended June 30, 1999 and Fiscal Year Ended June 30, 1998



     Revenues. Revenues include receipts from advertising use of the L-VIS System, contractual arrangements made with customers for visual aids and program enhancements, and license and royalty fees earned from use of the L-VIS System outside the United States. Total revenue increased 76% to $1,222,213 during the fiscal year ended June 30, 1999 ("Fiscal 1999") from $696,012 for the fiscal year ended June 30, 1998 ("Fiscal 1998"). Of this total, advertising and production revenue increased 114% to $694,528 in Fiscal 1999 from $324,789 in Fiscal 1998 as a result of several factors including (i) an increase in the number of major league baseball teams using the L-VIS System and the amount of advertising revenues produced from each team, (ii) the initial use of the L-VIS System for the electronic insertion of the virtual first-down market in various NFL football games broadcast live by CBS Sports and the virtual finish-line in several NTRA events, (iii) an increase in the number of NFL football teams using the L-VIS System and the amount of advertising revenues produced from each team during the 1998 pre-season, (iv) the initial use of the L-VIS System in the NFL Europe World Bowl, and (v) increased usage of the L-VIS System for post-production activities by inserting electronic images into taped programming. Revenues from license and royalty fees increased 42% to $527,685 in Fiscal 1999 from $371,223 in Fiscal 1998 as a result of increased international activity, the restructuring of a licensing agreement with Publicidad Virtual S.A. de C.V. allowing the Company to share in revenues generated by Publicidad, and the signing of Sasani Limited as the Company's exclusive licensee in South Africa.



     Selling, General and Administrative. Selling, general and administrative expenses include selling and marketing expenses, including salaries of sales and marketing personnel, their travel expenses, advertising and expenses associated with customer support, and general and administrative expenses, including salaries of support personnel, allocated rent and operating costs and legal and accounting fees. Selling, general and administrative expenses increased 27% to $5,911,427 in Fiscal 1999 from $4,652,384 in Fiscal 1998, as a result of numerous factors including (i) hiring of executive, accounting and marketing personnel, (ii) increased market research, trade show and public relations activity to support the Company's increased focus on the sales and marketing of the L-VIS System, (iii) increased investor relations activity, (iv) license fees paid to obtain certain international broadcast and programming rights, and (v) increased legal and accounting expenses relating to the preparation of the Company's post-effective amendment filed with the Securities and Exchange Commission in November 1998. These increases were partially offset by a decrease in charges associated with option and warrant grants.



     Research and Development. Research and development expenses include the costs associated with all personnel, materials and contract personnel engaged in research and development activities to increase the capabilities of the L-VIS System hardware platforms, including platforms for overseas use, and to create improved software programs for individual sports and program enhancements. Research and development expenses decreased 12% to $1,508,875 in Fiscal 1999 from $1,719,703 in Fiscal 1998 as a result of the continued shift in spending from the development of an enhanced search system for the basic L-VIS System platform and other ongoing research and development projects to product costs. This shift was due to the December 1997 attainment of technological feasibility of a flex board based L-VIS System, resulting in the capitalization of flex board purchases made in Fiscal 1999 to upgrade all existing L-VIS Systems. Flex related purchases had been expensed in Fiscal 1998 during the development phase. Research and development expenses incurred during Fiscal 1999 continue to reflect the Company's efforts to develop new software and hardware platforms for the L-VIS System through the integration of newly available technologies including the Internet and High Definition Television or HDTV.



     L-VIS System Costs. L-VIS System costs include the costs associated with the material production, depreciation and operational support of the L-VIS System units, including training costs for operators and the shipping of L-VIS System units to international and domestic venues. L-VIS System costs increased 80% to $4,431,759 in Fiscal 1999 from $2,456,019 in Fiscal 1998 for several reasons, including (i) an increase in depreciation expense associated with the purchase of L-VIS System components for system upgrades and newly constructed systems to be used in both domestic and international venues, (ii) costs associated with the testing and initial use of the L-VIS System for the electronic insertion of the virtual first-down marker in various NFL games broadcast by CBS Sports and the virtual finish-line in several NTRA events,
(iii) use of
the L-VIS System in both the international and domestic broadcast of Super Bowl XXXIII, and (iv) an increase in personnel and related overhead expenses. In addition, license fees which the Company has to pay based on revenues earned, or contractual minimums, have increased.



     Interest and Other Financial Expense. Interest and other financial expense decreased to $0 in Fiscal 1999 from $1,814,178 in Fiscal 1998 as the interest costs incurred in connection with the Company's October 1997 bridge loan financing were paid in full in December 1997.



     Interest and Other Income. Interest and other income increased 13% to $975,850 in Fiscal 1999 from $861,948 in Fiscal 1998 as a result of the full year effect of increased funds available to invest from the proceeds of the Bridge Loan in October 1997 and the initial public offering of common stock in December 1997. Also included in Fiscal 1999 were net proceeds in the amount of $96,800 from the Stock Purchase Agreement settlement between the Company, Presencia and Eduardo Sitt.



     Net Loss. As a result of the foregoing factors, the Company's net loss increased 6% to $9,698,048 in Fiscal 1999 from $9,128,374 in Fiscal 1998.



LIQUIDITY AND CAPITAL RESOURCES



     We have incurred significant operating losses and negative cash flows in each year since we commenced operations, due primarily to the costs of developing, testing and building L-VIS(TM) Systems, and operating expenses relating to our field operations and sales and marketing activities. Since our inception, we have primarily financed our operations from (i) the net proceeds of approximately $27,900,000 from private placements of common stock, warrants and redeemable preferred stock, (ii) the payment of a $2,000,000 licensing fee by Presencia en Medios, S.A. de C.V. in consideration of the license we granted to Publicidad Virtual, S.A. de C.V., (iii) the proceeds of a bridge loan financing which closed in October 1997, (iv) the proceeds from the initial public offering of our common stock which closed in December 1997, (v) the investment in PVI and the prepayment of license fees by PVI Holding, LLC, a subsidiary of Cablevision Systems Corporation, (vi) revenues and license fees relating to use of the L-VIS(TM) System, (vii) investment income earned on cash balances and short term investments, and (viii) the sale of a portion of our state net operating loss and research and development tax credits.



     As of March 31, 2001, we had cash and cash equivalents of $6,475,871, a decrease of $1,912,277 from the balance at June 30, 2000. Net cash used in operating activities decreased 20% to $5,579,048 for the nine months ended March 31, 2001 from $7,004,683 for the nine months ended March 31, 2000 resulting from several important factors. The primary cause was the inflow of cash from PVI Holding, LLC, recorded at its fair value and shown as a deferred revenue credit in the amount of $1,362,822. A second significant factor was the increase in unearned revenue of approximately $300,000 representing license and equipment fees received at the inception of our license agreement with Virtual Media Lab, a Korean marketing and software company.



     Net cash used in investing activities increased 12% to $2,565,718 for the nine months ended March 31, 2001 from $2,298,512 for the nine months ended March 31, 2000. Fees paid to obtain certain international broadcast and programming rights decreased by $800,000 and purchases of property and equipment fell by approximately $400,000 for the nine months ended March 31, 2001 from the nine months ended March 31, 2000. This reduction was offset by our initial investment of $850,000 in the Revolution Company LLC and the deferral of legal, accounting and financial advisory fees incurred with respect to the Reorganization Agreement we entered into with Presencia en Medios and others described in Note 4 to the financial statements. These fees will be reflected as a component of the purchase price of Publicidad at the time the transaction closes.



     Net cash proceeds from financing activities decreased 26% to $6,228,631 for the nine months ended March 31, 2001 from $8,462,731 for the nine months ended March 31, 2000. The cash provided during the nine months ended March 31, 2000 was primarily the result of the receipt of net proceeds of approximately $8.2 million from a private equity offering of our common stock. The cash provided during the nine months ended March 31, 2001 was primarily from the net proceeds of approximately $6.1 million from PVI Holding, LLC, representing an investment in our common stock.

     We believe that the $5,000,000 we received in February 2001 from the sale of approximately 2,000,000 shares of common stock and the additional proceeds of approximately $5,000,000 from the second closing of the Cablevision transaction, together with our existing available cash, cash equivalents and short-term investments will be sufficient to meet our operating and capital needs through calendar year 2001. Our actual working capital requirements will depend on numerous factors, including the progress of our research and development programs, our ability to maintain our customer base and attract new customers to use the L-VIS(TM) System, the level of resources we are able to allocate to the development of greater marketing and sales capabilities, technological advances, and the status of our competitors. We expect to incur costs and expenses in excess of expected revenues during the ensuing fiscal year as we continue to execute our business strategy by adding to our sales and marketing management force in order to strengthen our relationships with rights holders, broadcasters and advertisers.



     There is no assurance that we will generate sufficient cash flow from our operations to liquidate liabilities as they become due. Accordingly, we may seek to raise such amounts through a variety of options. These include future cash from operations, and proceeds from other equity financings. Additional funding may not be available when needed or on terms acceptable to us, which could have a material adverse effect on our business, financial condition and results of operations. If adequate funds are not available, planned operations will be scaled back resulting in the delay or reduction of personnel and planned expenditures. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.



     As of June 30, 2000, we had net operating loss carryforwards for federal income tax purposes of approximately $39,480,000 which expire in the years 2006 through 2020. Based upon our initial public offering of common stock in December 1997, we have undergone an additional "ownership change" within the meaning of
Section 382 of the Internal Revenue Code of 1986, as amended (the "Code"). Under
Section 382 of the Code, upon undergoing an ownership change, our right to use our then existing net operating loss carryforwards as of the date of the ownership change is limited during each future year to a percentage of the fair market value of our then outstanding capital stock immediately before the ownership change. In addition, if other ownership changes have occurred prior to this ownership change, the utilization of such losses may be further limited. The timing and manner in which we may utilize the net operating loss carryforwards in any year will be limited by Section 382 of the Code.


EFFECT OF INFLATION

     Domestic inflation has not had a significant impact on our sales or operating results. However, inflation may have an impact on our international business.

  Cautionary Statement on Forward-Looking Statements

     Some of the information in this Appendix, including Management's Discussion and Analysis of Financial Condition and Results of Operations, contain forward-looking statements. Such statements can be identified by the use of forward-looking words such as "may," "will," "expect," "anticipate," "estimate," "continue" or other similar words. These statements discuss future expectations and projections of results of operations or of financial conditions. When considering such forward-looking statements, you should keep in mind that certain risks may cause actual results to differ from any projections contained in forward-looking statements. These risks include:

     - adverse economic conditions;

     - intense competition, including entry of new competitors and products;

     - adverse federal, state, local and foreign government regulation;

     - inadequate capital to operate our business;

     - unexpected costs and operating deficits;

     - lower revenues than forecast;

     - inability to successfully market the L-VIS(TM) System to television viewers, advertisers, broadcasters and sporting events rights holders;

     - inability of third party sales forces to sell L-VIS(TM) System advertising;

     - contractual restrictions on use of video insertion technology;

     - risks associated with doing business in international markets;

     - seasonal fluctuations based upon the game schedules of each sport;

     - challenges to our patent and proprietary technology;

     - technological obsolescence of the L-VIS(TM) System;

     - inability to upgrade and develop software for use of the L-VIS(TM) System with new sports and other new uses;

     - the possible fluctuation and volatility of our operating results and financial condition;

     - adverse publicity and news coverage; and

     - loss of key employees.

MARKET RISK

     We are subject to market risk due to changing market conditions and the uncertainty of the foreign investment market as reflected in fluctuations in our investment in available for sale securities. Our exposure to market risk for changes in interest rates relates to the increase or decrease in the amount of interest income we can earn on our investment portfolio. Under our current policies, we do not use interest rate derivative instruments to manage exposure to interest rate changes. We ensure the safety and preservation of invested principal funds by limiting default risk, market risk and reinvestment risk. We reduce default risk by investing in investment grade securities. A hypothetical 100 basis point drop in interest rates along the entire interest rate yield curve would not significantly affect the fair value of our interest sensitive financial instruments at March 31, 2001 or March 31, 2000. Declines in interest rates over time will, however, reduce our interest income.

                                                                      APPENDIX F


            FINANCIAL STATEMENTS OF PUBLICIDAD VIRTUAL, S.A. DE C.V.

                                      AND

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS


       INDEX TO FINANCIAL STATEMENTS -- PUBLICIDAD VIRTUAL, S.A. DE C.V.



Report of Independent Auditors..............................   F-2
Balance Sheets as of June 30, 2000 and 1999 (Audited) and
  March 31, 2001 (Unaudited)................................   F-3
Statements of Operations for the years ended June 30, 2000,
  1999 and 1998 (Audited) and for the nine months ended
  March 31, 2000 and 1999 (Unaudited).......................   F-4
Statements of Changes in Stockholders' Equity for the years
  ended June 30, 2000, 1999 and 1998 (Audited) and for the
  nine months ended March 31, 2001 (Unaudited)..............   F-5
Statements of Cash Flow for the years ended June 30, 2000,
  1999 and 1998 (Audited) and for the nine months ended
  March 31, 2000 and 1999 (Unaudited).......................   F-6
Notes to Financial Statements...............................   F-7
Management's Discussion and Analysis of Financial Condition
  and Results of Operations.................................  F-17

                         REPORT OF INDEPENDENT AUDITORS

Mexico City, December 9, 2000

To the Stockholders of
Publicidad Virtual, S. A. de C. V.:

     We have audited the accompanying balance sheets of Publicidad Virtual, S.A. de C.V., as of June 30, 2000 and 1999, and the related statements of income, comprehensive income, stockholders' equity and cash flows for each of the three years in the period ended June 30, 2000, 1999 and 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting rules used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Publicidad Virtual, S.A. de C.V., as of June 30, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended June 30, 2000, 1999 and 1998, in conformity with accounting principles generally accepted in the United States of America.

PricewaterhouseCoopers

Jorge Luis Hernandez Baptista
Public Accountant

                       PUBLICIDAD VIRTUAL, S. A. DE C. V.

                                 BALANCE SHEETS

                        EXPRESSED IN US DOLLARS AND GAAP


                                                            JUNE 30,
                                                    ------------------------         MARCH 31,
                                                       2000          1999              2001
                                                    ----------    ----------    -------------------
                                                                                    (UNAUDITED
                                                                                     NOTE 2j)
ASSETS
CURRENT:
  Cash and cash equivalents (Note 2a).............  $2,799,948    $   58,012        $  411,455
  Trade accounts receivable.......................     804,606        39,394         1,548,562
  Accounts receivable from Televisa...............          --     1,204,016                --
  Prepaid airtime from Televisa (Note 2d).........     970,419            --         1,453,631
  Other receivables (Note 3)......................     204,477       132,999           354,564
  Prepaid expenses and other current assets.......      14,253         7,050            22,715
  Deferred tax (Notes 2e and 12)..................     471,669       841,827           628,719
                                                    ----------    ----------        ----------
          Total current assets (Note 11)..........   5,265,372     2,283,298         4,419,646
                                                    ----------    ----------        ----------
  PROPERTY AND EQUIPMENT -- Net (Notes 2b and
     4)...........................................     821,926       647,687           676,944
                                                    ----------    ----------        ----------
OTHER ASSETS:
  License royalty rights (Notes 2f and 5)
     (Includes $1,166,078, $951,525 and $1,343,434
     of accumulated amortization as of June 30,
     2000, 1999 and as of December 31, 2000
     respectively)................................     561,445       860,903           383,814
                                                    ----------    ----------        ----------
          Total assets............................  $6,648,743    $3,791,888        $5,480,404
                                                    ==========    ==========        ==========
LIABILITIES
CURRENT:
  Account payable to Televisa.....................  $1,816,293    $       --        $1,050,387
  Payable to related parties (Note 6).............   1,210,864     2,903,510            73,527
  Advertising and production advances (Note 2c)...   1,147,640            --         1,386,091
  Royalties and other payable to PVI (Note 5).....     828,667       183,083           804,701
  Sundry creditors and accrued liabilities........     284,729        81,674            77,565
  Capital leases (Note 4).........................      37,835        33,499            32,459
  Notes payable (Note 7)..........................          --            --         1,050,387
                                                    ----------    ----------        ----------
          Total current liabilities (Note 11).....   5,326,028     3,201,766         4,475,117
COMMITMENTS AND CONTINGENCIES (Note 7)............          --            --                --
Long-term deferred tax (Notes 2e and 12)..........      60,135       206,797                --
                                                    ----------    ----------        ----------
          Total liabilities.......................   5,386,163     3,408,563         4,475,117
                                                    ----------    ----------        ----------
Stockholders' equity:
Common stock, $10 Mexican pesos par value,
  authorized and issued 5,000 shares (100,000
  shares as of December 31, 2000) (Note 9)........      16,102        16,102           115,063
                                                    ----------    ----------        ----------
Premium on shares.................................          --            --           109,378
                                                    ----------    ----------        ----------
RETAINED EARNINGS:
  Legal reserve...................................       1,301         1,301             1,301
  Unappropriated earnings (Note 10)...............     384,602       381,111         1,208,833
  Net profit (loss) (Note 10).....................     824,231         3,491          (531,434)
  Accumulated other comprehensive income (loss)...      36,344       (18,680)          102,146
                                                    ----------    ----------        ----------
                                                     1,246,478       367,223           780,846
                                                    ----------    ----------        ----------
          Total stockholders' equity..............   1,262,580       383,325         1,005,287
                                                    ----------    ----------        ----------
          Total liabilities and stockholders'
            equity................................  $6,648,743    $3,791,888        $5,480,404
                                                    ==========    ==========        ==========


   The accompanying notes are an integral part of these financial statements.

                       PUBLICIDAD VIRTUAL, S. A. DE C. V.

                            STATEMENTS OF OPERATIONS
                        EXPRESSED IN US DOLLARS AND GAAP


                                                                                   FOR NINE MONTHS
                                                YEAR ENDED JUNE 30,                ENDED MARCH 31,
                                        ------------------------------------   -----------------------
                                           2000         1999         1998         2001         2000
                                        ----------   ----------   ----------   ----------   ----------
                                                                                 (UNAUDITED NOTE 2j)
ADVERTISING AND PRODUCTION REVENUE,
  NET (Note 2c).......................  $7,605,826   $2,438,680   $1,925,776   $6,624,826   $4,250,657
SUB-LICENSE FEES (Note 2c)............          --           --      514,890           --           --
                                        ----------   ----------   ----------   ----------   ----------
                                         7,605,826    2,438,680    2,440,666    6,624,826    4,250,657
                                        ----------   ----------   ----------   ----------   ----------
COSTS AND OPERATING EXPENSES:
  Sales and Marketing.................   4,249,005      843,454      863,453    5,436,659    2,254,839
  General and Administrative..........   1,177,063      675,630      805,162      965,793      933,137
  Field Operations and Support........   1,091,564      647,976      563,597      873,186      798,854
                                        ----------   ----------   ----------   ----------   ----------
                                         6,517,632    2,167,060    2,232,212    7,275,638    3,986,830
                                        ----------   ----------   ----------   ----------   ----------
Operating profit (loss)...............   1,088,194      271,620      208,454     (650,812)     263,827
Interest income.......................     131,378       67,436       18,685       51,767       61,054
Interest expense......................    (234,686)    (310,256)    (285,843)    (100,501)    (192,137)
Foreign exchange profit (loss), net...      44,188       34,093           --       (9,389)      31,286
Result from translation...............          --           --      (49,553)          --
Other income (loss), net..............       6,324       (1,091)      24,548        6,658        6,484
                                        ----------   ----------   ----------   ----------   ----------
Profit (loss) before taxes............   1,035,398       61,802      (83,709)    (702,277)     170,514
                                        ----------   ----------   ----------   ----------   ----------
PROVISIONS FOR:
  Income tax (Notes 2e and 12)........     203,662       58,311      (21,221)    (198,445)     (98,470)
  Assets tax (Note 12)................       7,505           --           --       27,602        7,554
                                        ----------   ----------   ----------   ----------   ----------
                                           211,167       58,311      (21,221)    (170,843)     (90,916)
                                        ----------   ----------   ----------   ----------   ----------
Net profit (loss) (Note 10)...........     824,231        3,491      (62,488)    (531,434)     261,430
Other comprehensive (loss) income:
Foreign currency translation
  adjustment, net of tax..............      55,024      (18,680)          --       65,802      (34,613)
                                        ----------   ----------   ----------   ----------   ----------
Comprehensive income (loss) (Note
  2h).................................  $  879,255   $  (15,189)  $  (62,488)  $ (465,632)  $  226,817
                                        ==========   ==========   ==========   ==========   ==========


   The accompanying notes are an integral part of these financial statements.

                       PUBLICIDAD VIRTUAL, S. A. DE C. V.

                 STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                FOR THE YEARS ENDED JUNE 30, 2000, 1999 AND 1998

        AND FOR THE NINE MONTHS PERIOD ENDED MARCH 31, 2001 (UNAUDITED)

                        EXPRESSED IN US DOLLARS AND GAAP


                                                                     RETAINED EARNINGS
                                                          ----------------------------------------
                                                                                      ACCUMULATED
                                                                                         OTHER           TOTAL
                              STOCKHOLDERS'    PREMIUM     LEGAL                     COMPREHENSIVE   STOCKHOLDERS'
                                 EQUITY       ON SHARES   RESERVE   UNAPPROPRIATED   INCOME (LOSS)      EQUITY
                              -------------   ---------   -------   --------------   -------------   -------------
Balance as of June 30,
  1997......................    $ 16,102      $     --    $1,301      $  443,599       $     --       $  461,002
Net profit for the year
  ended June 30, 1998 (Note
  10).......................                                             (62,488)                        (62,488)
                                --------      --------    ------      ----------       --------       ----------
Balance as of June 30,
  1998......................      16,102            --     1,301         381,111             --          398,514
Foreign currency translation
  adjustment................                                                            (18,680)         (18,680)
Net loss for the year ended
  June 30, 1999 (Note 10)...                                               3,491                           3,491
                                --------      --------    ------      ----------       --------       ----------
Balance as of June 30,
  1999......................      16,102            --     1,301         384,602        (18,680)         383,325
Foreign currency translation
  adjustment................                                                             55,024           55,024
Net profit for the year
  ended June 30, 2000 (Note
  10).......................                                             824,231                         824,231
                                --------      --------    ------      ----------       --------       ----------
Balance as of June 30,
  2000......................      16,102            --     1,301       1,208,833         36,344        1,262,580
Issuance of common stock and
  premium on shares.........      98,961       109,378                                                   208,339
Foreign currency translation
  adjustment................                                                             65,802           65,802
Net loss for the nine months
  period ended March 31,
  2001 (Note 10)............                                            (531,434)                       (531,434)
                                --------      --------    ------      ----------       --------       ----------
Balance as of March 31, 2001
  (unaudited)...............    $115,063      $109,378    $1,301      $  677,399       $102,146       $1,005,287
                                ========      ========    ======      ==========       ========       ==========


   The accompanying notes are an integral part of these financial statements.

                       PUBLICIDAD VIRTUAL, S. A. DE C V.

                            STATEMENTS OF CASH FLOW
                                (NOTES 1 AND 2)
                       EXPRESSED IN U.S. DOLLARS AND GAAP


                                                                                       FOR SIX MONTHS
                                                   YEAR ENDED JUNE 30,               ENDED DECEMBER 31,
                                           ------------------------------------   -------------------------
                                              2000         1999         1998         2000          1999
                                           -----------   ---------   ----------   -----------   -----------
                                                                                     (UNAUDITED NOTE 2j)
OPERATING ACTIVITIES:
Net profit (loss)........................  $   824,231   $   3,491   $  (62,488)  $  (531,434)  $   261,430
Charges to income (loss) not requiring
  the use of cash:
  Depreciation...........................      449,293     243,053      179,575       286,422       360,633
  License amortization...................      272,389     265,232      285,300       203,196       205,615
  Provision for deferred tax.............      203,662      58,311      (21,221)     (198,445)     (334,356)
Increase (decrease) in operating
  activities:
  Account payable to Televisa............    1,816,293          --           --      (765,906)           --
  Accounts receivable from Televisa......    1,204,016    (632,333)    (272,074)           --     1,153,638
  Advertising and production advances....    1,147,640          --           --       238,451     2,594,552
  Royalties payable to PVI...............      645,584     183,082           --       (23,966)      110,057
  Sundry creditors and accrued
    liabilities..........................      203,054      55,391       24,514      (207,164)      516,657
  Prepaid airtime from Televisa..........     (970,419)         --           --      (483,212)     (585,383)
  Trade accounts receivable..............     (765,212)    (39,394)          --      (743,956)   (2,682,942)
  Payable to related parties.............     (649,508)    261,318      217,226    (1,137,337)     (546,307)
  Other receivables......................      (71,478)   (129,884)     (20,659)     (150,087)       45,929
  Prepaid expenses and other current
    assets...............................       (7,203)     (2,380)      (1,419)       (8,462)       (4,186)
  Accounts receivable from related
    parties..............................           --      40,599          878            --            --
                                           -----------   ---------   ----------   -----------   -----------
Cash provided by (used in) operating
  activities.............................    4,302,342     306,486      329,632    (3,521,900)    1,095,337
                                           -----------   ---------   ----------   -----------   -----------
INVESTING ACTIVITIES:
Acquisition of fixed assets..............     (494,273)   (354,909)      (1,156)      (56,755)     (221,512)
Proceeds from the sale of fixed assets...        8,661          --       62,100            --            --
                                           -----------   ---------   ----------   -----------   -----------
Cash (used in) provided by investing
  activities.............................     (485,612)   (354,909)      60,944       (56,755)     (221,512)
                                           -----------   ---------   ----------   -----------   -----------
FINANCING ACTIVITIES:
Capital leases...........................     (124,640)    (75,833)     (40,064)     (103,531)     (100,233)
Notes payable to financial
  institutions...........................           --          --           --     1,050,387            --
Notes payable to related parties.........   (1,043,138)   (106,994)    (472,071)           --      (456,255)
Issuance of capital stock................           --          --           --        98,961            --
Premium on shares........................           --          --           --       109,378            --
                                           -----------   ---------   ----------   -----------   -----------
Cash (used in) provided by financing
  activities.............................   (1,167,778)   (182,827)    (512,135)    1,155,195      (556,488)
                                           -----------   ---------   ----------   -----------   -----------
Effect of exchange rate changes on
  cash...................................       92,984     106,871      157,878        34,967        14,550
                                           -----------   ---------   ----------   -----------   -----------
Increase (decrease) in cash and cash
  equivalents............................    2,741,936    (124,379)      36,319    (2,388,493)      331,887
Cash and cash equivalents at the
  beginning of period....................       58,012     182,391      146,072     2,799,948        58,012
                                           -----------   ---------   ----------   -----------   -----------
Cash and cash equivalents at the end of
  period.................................  $ 2,799,948   $  58,012   $  182,391   $   411,455   $   389,899
                                           ===========   =========   ==========   ===========   ===========
Interest payments........................  $   610,786   $  13,905   $   10,708
                                           ===========   =========   ==========


Supplemental schedule of noncash investing and financial activities:


Capital lease obligations of $152,756, $50,060, $39,236, $76,150 and $164,679 at
June 30, 2000, 1999, 1998 and at March 31, 2001 and 2000 (unaudited)
respectively were incurred when the Company entered into leases for new equipment.


   The accompanying notes are an integral part of these financial statements.

                       PUBLICIDAD VIRTUAL, S. A. DE C. V.

                       NOTES TO THE FINANCIAL STATEMENTS
                       AS OF JUNE 30, 2000, 1999 AND 1998
                            AMOUNTS IN U.S. DOLLARS

   (UNAUDITED WITH RESPECT TO THE NINE MONTHS ENDED MARCH 31, 2001 AND 2000)


NOTE 1 -- INCORPORATION AND CORPORATE PURPOSE:

     Publicidad Virtual, S.A. de C.V. (Publicidad or the Company), was legally incorporated on February 21, 1994 under Mexican laws in the State of Mexico, Mexico.

     The Company's main activity is the purchasing, selling and marketing of all types of publicity and the operation of all types of advertising technology in Audiovisual, T.V. wireless set and movies. Since inception, the Company has been engaged in the marketing of the L-VIS(TM) system and electronic video insertion system, through a joint venture agreement with Princeton Video Image, Inc. ("PVI"), for the marketing of PVI's technology in Latin America and the Spanish language markets in the Caribbean basin (see Note 5). Publicidad Virtual's development and operations since inception have been financed primarily by borrowings from Presencia en Medios, S. A. de C.V. (PM) (see Note 6).

     The Company has an agreement with Consultores Asociados Dasi, S.C. (a related company) for the lending of administrative and management services.


     We are subject to a number of risks common to companies in similar stages of operations including, but not limited to, the lack of assurance of the marketability of our product, intense competition, including entry of new competitors and products into the market, the risk of technological obsolescence, the limited source of supply of certain components of the L-VIS(TM) System, and the need to raise additional funds to support our business operations. We believe that our existing available cash and cash equivalents together with the loans that we obtained in January and March 2001 will be sufficient to meet our operating and capital needs through June 2001, although there can be no assurance that we will not require additional funds sooner. Our actual working capital requirements will depend on numerous factors, including our ability to maintain our customer base and attract new customers to use the L-VIS(TM) System, the level of resources we will be able to allocate to the development of greater marketing and sales capabilities and the status of our competitors.


     There is no assurance that we will generate sufficient cash flow from operations to liquidate liabilities as they become due. Accordingly, we may require additional funds to meet planned obligations through June 30, 2001 and may seek to raise such amounts through a variety of options. These include future cash from operations and proceeds from the renovation of bank loans. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

NOTE 2 -- BASIS OF PREPARATION AND ACCOUNTING POLICIES:

     The accompanying financial statements include the adjustment and translation/remeasurement of the Mexican peso financial statements prepared in conformity with accounting principles generally accepted in Mexico. Such financial statements constitute a suitable basis for adjustment and translation/remeasurement into U.S. dollars for purposes of expressing them in conformity with accounting principles generally accepted in the United States of America.

     As of June 30, 1998, for the purposes of translating its Mexican peso financial statements to U.S. dollars in accordance with Statement of Financial Accounting Standard No. 52, the Company considered its functional currency to be the U.S. dollar, since Mexico was considered a hyperinflationary economy. Consequently, monetary assets and liabilities were translated into U.S. dollars at the exchange rate in effect at the balance sheet date. Revenues, expenses, gains and losses were translated at the average exchange rate for the period, and non-monetary assets were translated at historical rates. The resulting remeasurement gains or losses were included in the statement of income.

                       PUBLICIDAD VIRTUAL, S. A. DE C. V.

                       NOTES TO THE FINANCIAL STATEMENTS
               AS OF JUNE 30, 2000, 1999 AND 1998 -- (CONTINUED)

     As of June 30, 1999, Mexico is no longer considered a hyperinflationary economy. Therefore, the Company changed the functional currency from the U.S. dollar to the Mexican peso. Accordingly, monetary and non-monetary assets and liabilities are translated into U.S. dollars at the exchange rate in effect at the balance sheet date. Capital stock has been translated at historic observed exchange rates. Revenues, expenses, gains and losses are translated at the average exchange rate for the year. The net equity effects of translation are recorded in the cumulative foreign currency translation adjustment account as a part of accumulated other comprehensive income (loss).

     The main accounting policies followed by the Company in the preparation of these financial statements are:

          a. Cash and cash equivalents -- Cash and cash equivalents consists of all highly liquid investments with original maturity of less than three months.


          b. Property and equipment -- Property and equipment (including those acquired under capital leases) are stated at cost and depreciated on a straight-line basis over the estimated useful lives.


          Leasehold improvements are amortized over the shorter of the assets' useful lives or the term of the related lease. Expenditures for major improvements, which substantially increase the useful lives of assets, are capitalized. Repair and maintenance costs are expensed as incurred.

          Upon sale or retirement, the cost of the assets disposed of and the related accumulated depreciation are removed from the accounts and any resulting gain or loss is included in the determination of net income or loss.

          In accordance with Statement of Financial Accounting Standard No. 121, "Accounting for the Impairment of Long-Lived Assets to be Disposed of", all long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

          c. Revenue recognition -- Advertising and production revenue is recognized when earned, which is when the respective advertisement is inserted into a television broadcast, and when the price of advertising is fixed and determinable.

          Until June 30, 1999 most of the advertising was sold to Televisa; since August 1999, the Company sells it directly to the clients.


          Non-refundable sub-license fees are recognized as revenue when earned, which is when all related commitments have been satisfied.


          d. Prepaid airtime -- Prepaid airtime is recorded as an asset and amortized when it is used.

          e. Income taxes -- The Company accounts for income taxes in accordance with Financial Accounting Standards Board ("FASB") No. 109, "Accounting for Income Taxes". This statement prescribes the use of the liability method whereby deferred tax assets and liabilities are determined based on the differences between financial reporting and tax bases of assets and liabilities and measured at tax rates that will be in effect when the differences are expected to reverse. Valuation allowances are established when necessary to reduce deferred tax assets where it is more likely than not the deferred tax asset will not be realized.

          Current income tax is the amount of income tax expected to be payable for the current period.

                       PUBLICIDAD VIRTUAL, S. A. DE C. V.

                       NOTES TO THE FINANCIAL STATEMENTS
               AS OF JUNE 30, 2000, 1999 AND 1998 -- (CONTINUED)

          f. License royalty rights -- License rights are amortized over the shorter of the license term or the estimated useful life of the rights granted and are reviewed for impairment whenever events or circumstances occur which indicate recorded cost might not be recoverable.

          g. Concentrations -- The Company maintains its cash and cash equivalents with various major financial institutions, and are principally invested in short term time deposits and money market accounts.

          Concentrations of credit risk with respect to trade accounts receivable are limited due to the large number of customers throughout Mexico. The Company maintains allowances for doubtful accounts based on the expected collectibility of all receivables.

          h. Comprehensive Income (Loss) Under Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS 130"), the Company displays all items required to be recognized under accounting standards as components of its comprehensive income.

          The comprehensive loss presented in the accompanying statements of operations consists of foreign currency translation adjustments, net of the related tax effects for all periods presented. The tax effect for other comprehensive income was immaterial for all periods presented.

          i. Use of estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.


          j. Interim financial data -- The unaudited financial data as of March 31, 2001 and for the nine months ended March 31, 2001 and 2000 has been prepared by management and includes all adjustments, considered necessary for a fair presentation of the financial position, results of operations and cash flows of the Company. The results of operations for the nine months ended March 31, 2001 are not necessary indicative of the operating results to be expected for the year ending June 30, 2001.


          k. Financial instruments -- The carrying amounts of cash and cash equivalents, receivables and accounts payable approximate fair value because of the short maturity of those instruments.

          l. New accounting requirements -- In June 1998, the FASB issued SFAS 133, "Accounting for Derivative Instruments and Hedging Activities" which was subsequently amended by SFAS 137 and SFAS 138. SFAS 133 is effective for fiscal years beginning after June 15, 2000. The Statement requires an entity to recognize all derivatives as either assets or liabilities in the balance sheet and to measure those instruments at fair value. The Company does not currently utilize derivative instruments and, consequently, this statement is not expected to have a material impact on the Company.

          In December 1999, the U.S. Securities and Exchange Commission issued Staff Accounting Bulletin 101 ("SAB 101"), "Revenue Recognition in Financial Statements" which provides guidance on the recognition, presentation and disclosure of revenue in financial statements filed with the SEC. PV has adopted SAB 101 in the quarter ended December 31, 2000. SAB 101 has not had a material impact on the Company's results of operations or on its financial position.

                       PUBLICIDAD VIRTUAL, S. A. DE C. V.

                       NOTES TO THE FINANCIAL STATEMENTS
               AS OF JUNE 30, 2000, 1999 AND 1998 -- (CONTINUED)

NOTE 3 -- OTHER RECEIVABLES:

          This balance is represented as follows:


                                                          JUNE 30,
                                                    --------------------     MARCH 31,
                                                      2000        1999         2001
                                                    --------    --------    -----------
                                                                            (UNAUDITED)
Recoverable value added tax.......................  $174,276    $     --     $142,001
Sundry debtors....................................    19,922      25,233       36,983
Income tax advances(2)............................    10,279       5,830      175,580
Arrendadora Mifel, S.A. de C.V.(3)................        --     101,936           --
                                                    --------    --------     --------
Total.............................................  $204,477    $132,999     $354,564
                                                    ========    ========     ========


---------------

(1)Value added tax recoverable represents the amount applicable against future value added tax payable in accordance with the applicable law.



(2)Income tax paid in excess represents advances in excess of the annual provision and will be applicable against the income tax of year 2001.



(3)During 1999, the Company sold fixed assets to this company.



NOTE 4 -- PROPERTY AND EQUIPMENT:


     This balance is represented as follows:


                                   ESTIMATED                JUNE 30,
                                  USEFUL LIVES      ------------------------     MARCH 31,
                                    (YEARS)            2000          1999          2001
                                  ------------      ----------    ----------    -----------
                                                                                (UNAUDITED)
Videoelectronic equipment.......      3.33          $   98,206    $   99,984    $   110,036
Furniture and office fixtures...        10              27,448        24,583         31,361
L-VIS(TM) systems...............      3.33             730,001       502,755        763,242
Computer equipment..............      3.33             663,724       438,430        786,114
Transportation equipment........         4              76,694        28,871        104,340
Leasehold improvements..........         2              88,469        29,154        102,904
Equipment in transit............                        31,311        13,345             --
                                                    ----------    ----------    -----------
Total...........................                     1,715,853     1,137,122      1,897,997
Less -- Accumulated
  depreciation..................                      (893,927)     (489,435)    (1,221,053)
                                                    ----------    ----------    -----------
                                                    $  821,926    $  647,687    $   676,944
                                                    ==========    ==========    ===========



     Depreciation expenses for the year ended June 30, amounted to $449,293, $243,053 and $179,575 in 2000, 1999 and 1998 respectively ($286,422 and $360,633 unaudited for the nine month periods ended March 31, 2001 and 2000 respectively).


     In accordance with the agreement for the use of license held with Princeton Video Image, Inc.(PVI), the Company has 3 L-VIS(TM) systems, which cannot be sold without written authorization by PVI.

     Two of the L-VIS(TM) systems are physically located in the TV networks. There is a contract in which such TV networks recognize that the equipment is property of Publicidad, as well as its trademarks and patents.

                       PUBLICIDAD VIRTUAL, S. A. DE C. V.

                       NOTES TO THE FINANCIAL STATEMENTS
               AS OF JUNE 30, 2000, 1999 AND 1998 -- (CONTINUED)


     Computer and videoelectronic equipment includes assets acquired under short-term capital leases. The net book value of these assets as of June 30, 2000 and 1999 and as of March 31, 2001 was $151,820, $82,529 and $183,847
(unaudited) respectively.


NOTE 5 -- LICENSE ROYALTY RIGHTS:

     In 1994, Publicidad signed an agreement with PVI for an exclusive, one-time license royalty granting the Company the right to commercially market PVI technology in Latin America and the Spanish speaking markets in the Caribbean.

     The Company paid to PVI $1,902,000 that was recorded as an intangible asset and is being amortized over a period of 6 years, which is the period that management estimates the Company will receive the benefits from such license.

     In March 1999, the Company entered into an Amendment Agreement, dated as of January 1, 1999, with PVI, which amended the terms of the License Agreement, dated March 1, 1994. Under the terms of this new agreement, Publicidad maintains its exclusive right to use, market and sub-license the PVI's L-VIS(TM) system throughout Mexico, Central America, South America and the Spanish speaking markets in the Caribbean area and will pay to the Company a royalty on annual revenues.


     During the years ended June 30, 2000 and 1999, Publicidad paid royalties to PVI of $990,283 and $121,951, respectively and $1,278,362, $453,817 (unaudited)
for the nine month periods ended March 31, 2001 and 2000, respectively.


NOTE 6 -- PAYABLE TO RELATED PARTIES:

     The payable to related parties consists of the following:


                                                          JUNE 30,
                                                   -----------------------     MARCH 31,
                                                      2000         1999          2001
                                                   ----------   ----------    -----------
                                                                              (UNAUDITED)
Notes payable to related parties:
  Presencia en Medios, S. A. de C.V. ............  $       --   $1,043,138      $    --
  Accounts payable:
Presencia en Medios, S. A. de C.V.:
  Interest.......................................   1,183,029    1,643,194           --
  Marketing services.............................          --      132,857           --
Consultores Asociados Dasi, S. C. ...............      27,835       84,321       73,527
                                                   ----------   ----------      -------
Total payable....................................  $1,210,864   $2,903,510      $73,527
                                                   ==========   ==========      =======

                       PUBLICIDAD VIRTUAL, S. A. DE C. V.

                       NOTES TO THE FINANCIAL STATEMENTS
               AS OF JUNE 30, 2000, 1999 AND 1998 -- (CONTINUED)

     The main transactions carried out between related parties are the following:


                                                                    FOR NINE MONTHS
                                                                         ENDED
                                  YEAR ENDED JUNE 30,                  MARCH 31,
                           ----------------------------------    ----------------------
                              2000         1999        1998         2001         2000
                           ----------    --------    --------    ----------    --------
                                                                      (UNAUDITED)
Administrative services
  paid(1)................  $1,412,175    $535,085    $416,106    $1,310,330    $866,803
Interest paid(2).........     185,849     296,351     275,500                   150,646
Marketing services(3)....     128,346     112,710          --            --     129,179
Preoperating expenses
  paid(4)................          --          --     260,769            --          --


---------------
(1) The Company has an agreement with Consultores Asociados Dasi, S. C., (a company owned by the principal shareholder of Publicidad Virtual), for the lending of administrative and management services, with the following characteristics:

     a. Consultores Asociados Dasi, S. C., is committed to providing all administrative and management services necessary for the operations of Publicidad Virtual, S. A. de C. V. (the Administered).

     b. The agreement may be terminated, giving 90 days notice to the other party.

     c. The services provided will be in accordance with prices established by the service market.

(2) In July, 2000, the Company signed a contract to recognize the existing debt for the license payment executed by Presencia en Medios, S. A. de C.V. ("PM") in 1994, on which was stated an interest charge that will be calculated by applying to the original debt the average of the interbank rate in Mexico for the period March 1994 to June 2000 (76 months) and multiplied by 1.20.

    In relation to the financial support provided by PM for the working capital, in December 1999 and 1998, the Company signed a recognition contract for the financial support received since 1994 until those years. The interest rate agreed was the interbank rate in Mexico to the average balance of each month.


    During the period June - December, 2000, the Company paid to PM the balance owed to it and received new loans. The balance of these new loans as of December 20, 2000 for an amount of $208,339 was contributed by PM to a company named PVILA, LLC which in turn contributed it as equity to the Company (see note 9).


(3) In 1999, PV entered into a marketing contract with PM, for the assistance in the promotion and selling of its products. The contract remained in effect between January 1 and December 31, 1999. The amount of the commission is 6.75% on the net sales of PV.

(4) The Company signed a contract with PM, -- the main stockholder -- on which is stated the engagement of PM to give financial support for the working capital, as well as to execute the necessary expenses to start the Company's operation, and the license payment which corresponds to the use of PVI's technology.

    The corresponding expenses at the beginning of operations were incurred and billed in 1998 in the amount of $260,769.

                       PUBLICIDAD VIRTUAL, S. A. DE C. V.

                       NOTES TO THE FINANCIAL STATEMENTS
               AS OF JUNE 30, 2000, 1999 AND 1998 -- (CONTINUED)


NOTE 7 -- NOTES PAYABLE (UNAUDITED):



     During the first quarter of 2001, the Company obtained two loans, endorsement by Presencia en Medios, from Mexican banks (both of them in Mexican pesos) with the followings characteristics:



     a.Short-term uncollateralized loan for an amount of $525,194, renewed monthly at a fixed rate of 22.55%.



     b.Short-term uncollateralized loan for an amount of $525,193, payable on April 2, 2001 (renewable); interest are payable monthly at a variable rate (interbank rate in Mexico plus 2 points, 18.25% as of March 31, 2001).



     As of May 1, 2001, both loans have been paid.



NOTE 8 -- COMMITMENTS AND CONTINGENCIES:


     As of June 30, 2000, the Company has the following commitments:

     a. Effective October 15, 2000 the Company has an agreement for strategic advice and assistance in connection with its business in Latin America and elsewhere, with Kissinger McLarty Associates (KMA).

       An annual retainer of $75,000 will be paid to KMA for a period of four years. The retainer will be billed quarterly in advance at the fifteenth of the month with payments due within ten days.

     b. In October 31, 2000, the Company signed an agreement for the purchase of airtime from Televisa for the period January 1, 2001 to December 31, 2001 amounting to $2,000,000, approximately, payable in two installments, in November 2000 and January 2001.

     c. The Company has entered into a lease agreement for the offices in Mexico City, with Plaza Corporativa Lomas, S.A. de C.V., for an accrued period of five years ending on September 2001, with the following features:

        -- The amount of the monthly rents for the offices and parking spaces, as well as the payment for maintenance amounts $4,801.

        -- The monthly amounts stated above shall be paid in advance within the first five days of each month.


NOTE 9 -- STOCKHOLDERS' EQUITY:


     The minimum capital stock without the right of withdrawal amounts to 50,000 Mexican pesos, and the variable amount is unlimited. The minimum capital stock is represented by 5,000 common authorized shares of $10 Mexican pesos each.


     On December 20, 2000, the Company received $98,961 of capital stock and $109,378 of additional paid in capital, in exchange for the issuance of 95,000 shares with a par value of $10 Mexican pesos each. This contribution was totally paid through the capitalization of the loan in favor of PVILA, LLC, mentioned in
Note 6.


     All shares have equal rights and obligations to the shareholders, with free subscription allowing ownership by individuals or corporate entities, both national and foreign.

                       PUBLICIDAD VIRTUAL, S. A. DE C. V.

                       NOTES TO THE FINANCIAL STATEMENTS
               AS OF JUNE 30, 2000, 1999 AND 1998 -- (CONTINUED)


NOTE 10 -- RETAINED EARNINGS:


     a. In the event of distribution (in cash or assets), retained earnings are subject to Income Tax, which will be payable by the Company and will be considered final payment in accordance with the following:

        -- When they do not come from the net or reinvested tax income account, they will incur tax of 35%.

        -- When the dividends come from the reinvested net tax income account, the rate will be 5%, from the reinvested net tax income account generated in 1999, the rate will be 3%.

        -- No tax will be incurred when they come from the balance of the net tax income account, and to make use of the latter, first the balance of the reinvested net tax income account must be exhausted.

           Moreover, payments to natural persons or nonresidents for dividends, whatever the origin of these is, are subject to a withholding in accordance with the applicable tax legislation.

           The Company does not have net or reinvested tax income account.

     b. The net profit is subject to the resolutions of the General Shareholders' Meeting and to the legal and statutory requirements of appropriating at least 5% of the annual net income to the legal reserve until the reserve equals 20% of its capital stock.


NOTE 11 -- POSITION IN FOREIGN CURRENCY:



     As of June 30, 2000 and 1999 and as of March 31, 2001, substantially all the assets and liabilities denominated in U.S. dollars were translated at the free exchange rate of $9.9538 in 2000, $9.4875 in 1999 and $9.5203 in March 31,
2001 pesos per U.S. dollar as indicated below:



                                                         JUNE 30,
                                                  ----------------------     MARCH 31,
                                                    2000         1999          2001
                                                  ---------    ---------    -----------
                                                                            (UNAUDITED)
Current assets..................................  $ 335,581    $   9,983     $  15,095
Current liabilities.............................   (835,163)    (123,867)     (505,553)
                                                  ---------    ---------     ---------
Excess of liabilities over assets in foreign
  currency......................................  $(499,582)   $(113,884)    $(490,458)
                                                  =========    =========     =========


     During 2000, 1999 and 1998, the Company carried out transactions in US Dollars, the most important being the following:


                                                                  FOR NINE MONTHS ENDED
                                      YEAR ENDED JUNE 30,               MARCH 31,
                                -------------------------------   ---------------------
                                  2000       1999       1998         2000        1999
                                --------   --------   ---------   ----------   --------
                                                                       (UNAUDITED)
Royalties.....................  $990,283   $121,951   $      --   $1,278,362   $453,817
Purchase of fixed assets......   260,075    358,500          --       66,890         --
Interest paid.................    45,593     13,455       7,368       16,003     28,529
Recovered expenditures........    (4,631)    (7,390)     (2,118)      (4,093)    (4,155)
Sub-License sales and
  others......................        --    (17,500)   (514,890)          --         --



NOTE 12 -- INCOME TAX, TAX LOSS CARRY FORWARDS AND ASSET TAX:


     The Company pays income and assets tax on an annual basis for periods ended on December 31 of each year. For purposes of these financial statements, estimates of these taxes were made.

                       PUBLICIDAD VIRTUAL, S. A. DE C. V.

                       NOTES TO THE FINANCIAL STATEMENTS
               AS OF JUNE 30, 2000, 1999 AND 1998 -- (CONTINUED)


     Temporary differences which give rise to significant deferred tax assets and liabilities at June 30, 2000 and 1999 and at March 31, 2001, are as follows:



                                                       JUNE 30,
                                              --------------------------     MARCH 31,
                                                 2000           1999            2001
                                              -----------    -----------    ------------
                                                                            (UNAUDITED)
SHORT-TERM DEFERRED TAX:
Deferred assets:
Interest payable to related parties.........  $(1,183,029)   $  (911,625)   $        --
Advertising and production advances.........   (1,147,640)            --     (1,386,091)
Fixed assets, net...........................      (60,398)        (2,484)      (134,903)
Deferred liabilities:
  Prepaid airtime from Televisa.............      970,419             --      1,453,631
  License royalty rights....................      272,389        265,232        273,667
                                              -----------    -----------    -----------
Net deferred items..........................   (1,148,259)      (648,877)       206,304
Tax loss carryforwards......................     (178,967)    (1,756,343)    (1,902,451)
                                              -----------    -----------    -----------
Deferred tax base...........................   (1,327,226)    (2,405,220)    (1,696,147)
Income tax rate.............................           35%            35%            35%
                                              -----------    -----------    -----------
Net deferred tax............................     (464,529)      (841,827)      (593,652)
Recoverable Assets tax......................       (7,140)            --        (35,067)
                                              -----------    -----------    -----------
          Total deferred tax (short-term)...  $  (471,669)   $  (841,827)   $  (628,719)
                                              ===========    ===========    ===========
LONG-TERM DEFERRED TAX:
Deferred liabilities:
  License royalty rights....................  $   289,056    $   595,671
  Deferred assets:
  Fixed assets, net.........................     (117,242)        (4,823)
                                              -----------    -----------
  Deferred tax base.........................      171,814        590,848
  Income tax rate...........................           35%            35%
                                              -----------    -----------
Total deferred tax (long-term)..............  $    60,135    $   206,797
                                              ===========    ===========



     The statutory income tax rates for 2000 and 1999 were 35% and 34% for 1998. As of June 30, 2000, the Company has net operating loss carryforwards of approximately $178,967 ($1,902,451 unaudited as of March 31, 2001), which expire from 2006 to 2009. Tax loss carryforwards can be indexed by applying the Mexican National Consumer Price Index from the date on which losses arise through the date of their utilization. Such restated tax loss carryforwards can be offset against future taxable income.


     Assets tax is determined by applying the rate of 1.8% to the net amount of certain assets and liabilities, and is payable only when assets tax exceeds income tax. For the periods ended at June 30, 1999 and 1998, the Company was not subject to the payment of Assets tax. For the period ended at June 30, 2000 the Company had no income tax payable, as a result of which, assets tax was considered an account receivable that will be credited against income tax of future years; accordingly is presented in the financial information together with deferred taxes.

                       PUBLICIDAD VIRTUAL, S. A. DE C. V.

                       NOTES TO THE FINANCIAL STATEMENTS
               AS OF JUNE 30, 2000, 1999 AND 1998 -- (CONTINUED)


     Income tax corresponding to the years ended June 30, 2000, 1999 and 1998 and for the nine months period ended March 31, 2001 (unaudited), was determined in accordance with the tax law provisions in effect as of those dates, which recognize inflationary effects on taxable income.

                       PUBLICIDAD VIRTUAL, S. A. DE C. V.

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                           AND RESULTS OF OPERATIONS

     The following discussion should be read in conjunction with our financial statements, the notes thereto and the other financial information included elsewhere in this report.

BASIS OF PRESENTATION

     The accompanying financial statements include the adjustment and translation/remeasurement of the Mexican peso financial statements prepared in conformity with accounting principles generally accepted in Mexico. Such financial statements constitute a suitable basis for adjustment and translation/remeasurement into U.S. dollars for purposes of expressing them in conformity with accounting principles generally accepted in the United States of America.

     As of June 30, 1998, for the purpose of translating its Mexican peso financial statements to U.S. dollars in accordance with Statement of Financial Accounting Standard No. 52, the Company considered its functional currency to be the U.S. dollar, since Mexico was considered a hyperinflationary economy. Consequently, monetary assets and liabilities were translated into U.S. dollars at the exchange rate in effect at the balance sheet date. Revenues, expenses, gains and losses were translated at the average exchange rate for the period, and non-monetary assets were translated at historical rates. The resulting remeasurement gains or losses were included in the statement of income.

     As of June 30, 1999, Mexico is no longer considered a hyperinflationary economy. Therefore, the Company changed the functional currency from the U.S. dollar to the Mexican peso. Accordingly, monetary and non-monetary assets and liabilities are translated into U.S. dollars at the exchange rate in effect at the balance sheet date. Capital stock has been translated at historic observed exchange rates. Revenues, expenses, gains and losses are translated at the average exchange rate for the year. The net equity effects of translation are recorded in the cumulative foreign currency translation adjustment account as a part of accumulated other comprehensive income (loss).

OVERVIEW

     Since our inception in 1994, we have devoted all our resources to marketing the L-VIS(TM) System and electronic video insertion system. In 1993, the company signed a joint venture agreement with Princeton Video Image, Inc. ("PVI"), for purposes of marketing PVI's technology in Latin America and the Spanish language markets in the Caribbean basin and in 1994 a formalized license agreement was signed. In 1996, the company received the first working system from PVI and since then it has commercialized over 1500 virtual images that were broadcast nationally in Mexico, positioning itself as the leader in a very competitive market. In March 1999, the Company entered into an Amendment Agreement, dated as of January 1, 1999, with PVI, which amended the terms of the License Agreement, dated March 1, 1994. Under the terms of this new agreement, Publicidad maintains its exclusive right to use, market and sub-license PVI's L-VIS(TM) System throughout Mexico, Central America, South America and the Spanish speaking markets in the Caribbean basin and will pay to PVI royalties on the basis of annual revenues as follows: (i) a 17% royalty on net revenues of up to $3,000,000, (ii) a 25% royalty on incremental annual net revenues exceeding $3,000,000 and up to $6,000,000, and (iii) a 20% royalty on incremental annual net revenues exceeding $6,000,000.


     On July 1, 1996, the Company signed an agreement with Televisa, S.A. de C.V. (the major broadcaster system in Mexico) for the use of L-VIS(TM) equipment in which the Company granted exclusive use of the equipment to Televisa for the commercialization of the advertising and Televisa granted the Company, exclusiveness in contracting services and the 40% of total sales generated by this concept.

     In 1999, the Company modified the exclusivity contract with Televisa with a new contract under which the Company buys airtime from Televisa and then it commercializes and services directly to advertisers. In the same year, the Company acquired the rights to commercialize and insert virtual advertisement in all of Televisa's programming and in the National Soccer Team events and is also servicing Television Azteca, S.A. de C.V., the second broadcaster system in Mexico.

     The Company has an agreement with Consultores Asociados Dasi, S.C. (a related company) for the lending of administrative and management services.

RESULTS OF OPERATIONS

  Comparison of Fiscal Year Ended June 30, 2000 and Fiscal Year Ended June 30, 1999

     Revenues


     Revenues for the year ended June 30, 2000 increased 212%, or $5,167,146, to $7,605,826 from $2,438,680 for the year ended June 30, 1999. This change is the result of the modification in the exclusivity contract with Televisa, that allows the Company to commercialize the advertising directly with the clients. During fiscal year 2000, the Company is also selling advertising to Television Azteca at fixed rates for each advertising and is constructing a solid list of clients. As of June 30, 2000, the market share of the company includes a large percentage of the virtual advertising transmitted by Televisa and by TV Azteca.


     Sales and Marketing

     Sales and marketing expenses include salaries and travel expenses of sales and marketing personnel, public relations, promotion, support personnel, royalties paid to PVI and mercantile commission paid to Presencia en Medios (PM, parent company) for the assistance in the promotion and selling of its products. Total sales and marketing expenses increased 404% or $3,405,551 to $4,249,005 in Fiscal 2000 from $843,454 in Fiscal 1999. This increase resulted primarily from the airtime bought from Televisa, the royalties paid to PVI as discussed in the previous overview and an important increase in marketing personnel to support our new focus on sales directly to clients.

     Field Operations and Support

     Field operations and support expenses include the costs associated with the material production, depreciation and operational support of the L-VIS(TM) system units, salaries and training costs for operators and the amortization of the license rights paid to PVI. Field operations and support expenses increased 68% or $443,588 in Fiscal 2000 to $1,091,564 from $647,976 in Fiscal 1999 as a result of the increase in depreciation for the acquisition of new equipment as well as an increase in operators.

     General and Administrative

     Total general and administrative costs increased 74% or $501,433 in Fiscal 2000 to $1,177,063 from $675,630 in Fiscal 1999 primarily as a result of the increased administrative fees we are paying to Consultores Asociados Dasi, S.C. This increase in fees was due to the hiring of administrative personnel needed mainly for the Televisa contract.

     Interest and Other Income


     Interest expense and other income, net decreased 60% to a net expense of $96,984 for Fiscal 2000 from $243,911 for Fiscal 1999 as a result of an increase in cash and cash equivalents linked with the increase in revenue. Interest expense decreased due to the end of the working capital contract with PM.

     Foreign Exchange Profit

     Foreign exchange profit, net increased 30% to $44,188 for Fiscal 2000 from $34,093 for fiscal 1999. This change was due to the gradual depreciation of the Mexican peso against the US dollar during the year ended June 30, 2000 together with the increased during the first months of the year in our US denominated receivables.

     Income Taxes

     Under current tax law, Mexican companies must pay the higher of income tax or assets tax. Publicidad Virtual was exempted from the assets tax from inception through 1999. In 2000, an estimation of assets tax of $7,505 was recorded.

     Net Profit


     As a result of the foregoing factors, our net profit increased to $824,231 for Fiscal 2000 from $3,491 for Fiscal 1999.


  Comparison of Fiscal Year Ended June 30, 1999 and Fiscal Year Ended June 30, 1998

     Revenues


     Revenues for the year ended June 30, 1999 decreased 0.1%, or $1,986, to $2,438,680 from $2,440,666 for the year ended June 30, 1998. This decrease resulted from the combination of the increase in revenues paid by Televisa and the offset of the decrease in sublicense fees.


     Sales and Marketing

     Total sales and marketing expenses decreased 2% or $19,999 to $843,454 in Fiscal 1999 from $863,453 in Fiscal 1998.

     Field Operations and Support

     Field operations and support expenses increased 15% or $84,379 in Fiscal 1999 to $647,976 from $563,597 in Fiscal 1998 as a result of higher depreciation from the acquisition of equipment.

     General and Administrative

     Total general and administrative costs decreased 16% or $129,532 in Fiscal 1999 to $675,630 from $805,162 in Fiscal 1998 primarily as a result of the payment in 1998 of $260,769 of preoperating expenses to PM. In addition, increased in administrative fees were paid to Consultores Asociados Dasi, S.C.

     Interest and Other Income

     Interest expense and other income increased 0.5% to a net expense of $243,911 for Fiscal 1999 from $242,610 for Fiscal 1998. Interest expense increased as a result of additional capital leases to acquire fixed assets.

     Foreign Exchange Profit


     Until 1998, Mexico was considered a hyperinflationary economy and accordingly the functional currency was the U.S. dollar. The effect of translation was recorded in the statement of operations and no foreign exchange result was recorded. In 1999, Mexico ceased to be a hyperinflationary economy and consequently, the functional currency for the Company was the Mexican peso. Accordingly, the effect of translation was recorded as a part of other comprehensive loss and the foreign exchange result was recognized in the statement of operation.

     Net Profit


     As a result of the foregoing factors, we had a profit of $3,491 for Fiscal 1999 compared with a loss of $62,488 for Fiscal 1998.



  Comparison of nine months ended March 31, 2001 and nine months ended March 31, 2000.


     Revenues


     Revenues for the nine months ended March 31, 2001 increased 56%, or $2,374,169, to $6,624,826 from $4,250,657 for the nine months ended March 31,
2000. This change is the result of the modification in the exclusivity contract with Televisa, discussed previously, that was signed in August 1999 and had full effects in 2000, and also to the selling of advertising to Television Azteca beginning in 2000.


     Sales and Marketing


     Total sales and marketing expenses increased 141% or $3,181,820 to $5,436,659 for the nine months ended March 31, 2001 from $2,254,839 for the same period in 2000. This increase resulted primarily from the airtime bought from Televisa, the increase in the fees paid to Consultores Asociados Dasi, S.C. and the royalties paid to PVI discussed previously.


     Field Operations and Support


     Field operations and support expenses increased 9% or $74,332 for the nine months ended March 31, 2001 to $873,186 from $798,854 for the same period in 2000 as a result of the increase in depreciation for the acquisition of new equipment as well as an increase in operators.


     General and Administrative


     Total general and administrative costs increased 3% or $32,656 for the nine months ended March 31, 2001 to $965,793 from $933,137 for the same period in 2000 primarily as a result of the increased administrative fees we are paying to Consultores Asociados Dasi, S.C.


     Interest and Other Income


     Interest expense and other income, net decreased 66% to a net expense of $42,076 for the nine months ended March 31, 2001 from a net expense of $124,599 for the same period in 2000 as a result of the cancellation of the working capital contract with PM.


     Foreign Exchange Profit


     Foreign exchange result decreased to a net expense of $9,389 for the nine months ended March 31, 2001 from a net gain of $31,286 for the same period in 2000. This change was due to the gradual depreciation of the Mexican peso against the US dollar during the nine months ended March 31, 2001 together with the increased in our US denominated payables.


     Net (Loss) Profit


     As a result of the foregoing factors, our net result changed to a net loss of $531,434 for the nine months ended March 31, 2001 from a net profit of $261,430 for the same period in 2000.


     Liquidity and Capital Resources

     Publicidad Virtual's development and operations since inception have been financed primarily by borrowings from Presencia en Medios and with the cash flows we have generated from operations.


     As of June 30, 2000, we had cash and cash equivalents of $2,799,948, an increase of $2,741,936 from the balance at June 30, 1999. Net cash provided by operating activities increased to $4,302,342 in Fiscal 2000 from $308,115 in Fiscal 1999 in large part due to the increased net operating profit, increased accounts receivable and advertising and production advances received.

     Net cash used in investing activities increased 37% to ($485,612) for the year ended June 30, 2000 from ($354,909) during the prior year period as a result of our investment in new equipment.

     Net cash used by financing activities increased to ($1,167,778) in Fiscal 2000 from ($182,827) in Fiscal 1999, as a result of the payments of notes payables of approximately $1,050,000 to Presencia en Medios, our parent company.

     As of June 30, 1999, we had cash and cash equivalents of $58,012, a decrease of $124,379 from June 30, 1998. Net cash provided by operating activities decreased to $308,115 in Fiscal 1999 from $340,356 due in large part to increased non-cash expenses including depreciation.

     Net cash used in investing activities increased to ($354,909) for the year ended June 30, 1999 from $60,944 provided during the prior year period as a result of increased capital expenditures for the purchase of additional L-VIS(TM) systems.

     Net cash used in financing activities decreased to ($182,827) in Fiscal 1999 from ($456,693) in Fiscal 1998, as a result of payments to PM.


     In the first quarter of 2001, we obtained loans from Mexican banks for an approximate amount of $1,050,000 (which were paid in May 2001 with resources provided by the operation). We believe that our available cash resources, combined with the proceeds of those loans, will be sufficient to fund our current business plan. However, we cannot assure you that our financial resources will be adequate to fund all of our working capital requirements.


     We believe that our existing available cash and cash equivalents together with the loans that we obtained in January and March 2001, will be sufficient to meet our operating and capital needs through June 30, 2001 although there can be no assurance that we will not require additional funds sooner. We expected to have operating profit during the second part of the fiscal year 2001, however, our actual working capital requirements will depend on numerous factors, including our ability to maintain our customer base and attract new customers to use the L-VIS(TM) System, the level of resources we are able to allocate to the development of greater marketing and sales capabilities, and the status of our competitors.

     There is no assurance that we will generate sufficient cash flow from our operations to liquidate liabilities as they become due. Accordingly, we may require additional funds to meet our planned obligations through June 30, 2001 and may seek to raise such amounts through a variety of options. These include future cash from operations, and proceeds from the renovation of bank loans.

IMPACT OF RECENT ACCOUNTING PRONOUNCEMENTS


     New accounting requirements -- In June 1998, the FASB issued SFAS 133, "Accounting for Derivative Instruments and Hedging Activities" which was subsequently amended by SFAS 137 and SFAS 138. SFAS 133 is effective for fiscal years beginning after June 15, 2000. The Statement requires an entity to recognize all derivatives as either assets or liabilities in the balance sheet and to measure those instruments at fair value. The Company does not currently utilize derivative instruments and, consequently, this statement did not have a material impact on the Company.



     In December 1999, the U.S. Securities and Exchange Commission issued Staff Accounting Bulletin 101 ("SAB 101"), "Revenue Recognition in Financial Statements" which provides guidance on the recognition, presentation and disclosure of revenue in financial statements filed with the SEC. PV adopted SAB 101 at the quarter ended December 31, 2000 and this statement did not have a material impact on its results of operations or on its financial position.

                  [Letterhead of Allen & Company Incorporated]


                                                                      APPENDIX G


                               December 20, 2000

Members of the Board of Directors
Princeton Video Image, Inc.
15 Princess Road
Lawrenceville, New Jersey 08648

To the Board of Directors:

     We hereby confirm our oral opinion presentation as to the fairness, from a financial point of view, of the Transaction (as defined below) that we presented to the Board of Directors of Princeton Video Image, Inc. ("PVII") at its meeting on December 19, 2000. We understand that Presencia en Medios, S.A. ("Seller"), Eduardo Sitt, David Sitt, Roberto Sonabend, Presence in Media LLC ("LLC-1"), Virtual Advertisement LLC ("LLC-2"), PVII LA, LLC ("LLC-3"), PVII and Princeton Video Image Latin America, LLC ("Newco") will enter into a Reorganization Agreement (the "Reorganization Agreement"), of which we have reviewed a draft. Seller is the owner of all of the outstanding membership interests of LLC-1. LLC-1 is the owner of all of the outstanding membership interests of LLC-2. LLC-2 is the owner of all of the outstanding membership interests of LLC-3. LLC-3 is the owner of 95,000 shares (the "LLC-3 Shares") of capital stock of Publicidad Virtual, S.A. de C.V. ("Publicidad"). Seller is the owner of 5,000 shares (the "Seller Shares") of capital stock of Publicidad. PVII is the owner of all of the outstanding membership interests of Newco. Pursuant to the draft Reorganization Agreement and subsequent conversations (i) Seller shall sell to PVII all of the Seller Shares, (ii) PVII shall issue to Seller 133,918 shares of PVII common stock and warrants to purchase 51,841 shares of PVII common stock,
(ii) LLC-2 shall merge with and into Newco, (iii) the outstanding membership interests of LLC-2 shall be converted into 2,544,435 shares of PVII common stock and warrants to purchase 984,984 shares of PVII common stock (the "Transaction"). The terms and conditions of the Transaction will be more fully set forth in the Reorganization Agreement.

     You have requested our opinion as of the date hereof as to the fairness, from a financial point of view, of the Transaction (our "Opinion").

     Allen & Company Incorporated ("Allen"), as part of its investment banking business, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. Enrique Senior, a managing director of Allen, serves on the Board of Directors of PVII. We will receive a fee for rendering our Opinion and upon Closing of the Transaction pursuant to an engagement letter with PVII dated June 14, 2000 and amended December 20, 2000, and certain of Allen's executives and employees own shares of PVII common stock and warrants to purchase shares of PVII common stock. From time to time in the ordinary course of its business as a broker-dealer, Allen may also hold positions and trade securities of PVII and the other parties to the Transaction.

     In connection with our Opinion, we have:

          (i) reviewed the terms and conditions of the Transaction, including the draft Reorganization Agreement and the draft agreements related thereto, (none of which prior to the delivery of our Opinion has been executed by the parties);

          (ii) reviewed and analyzed publicly available historical business and financial information relating to PVII, as presented in documents filed with the Securities and Exchange Commission;

          (iii) reviewed and analyzed historical business and financial information relating to Publicidad;

          (iv) reviewed certain financial, operating and budgetary data provided to us by PVII and Publicidad relating to their businesses;

          (v) conducted discussions with certain members of the senior management of PVII and Publicidad with respect to the financial condition, business, operations, strategic objectives and prospects of PVII and Publicidad, as well as industry trends prevailing in their business;

          (vi) reviewed and analyzed public information, including certain stock market data and financial information relating to selected public companies in lines of business which we believe to be comparable to PVII's, as well as analysts' reports and estimates for PVII;

          (vii) reviewed the trading history of the PVII common stock, including its performance in comparison to market indices and to selected companies in comparable businesses;

          (viii) analyzed relative values based on current and projected sizes of the underlying exploitable territories of the two companies, implied trading values based on current and projected operating statistics and discounted cash flow values;

          (ix) conducted such other financial analyses and investigations as we deemed necessary or appropriate for the purposes of our Opinion.

In addition to our review of the specific information set forth above, we have held discussions with management regarding general economic, monetary and market conditions in the virtual advertising industry existing as of the date hereof as they may affect the business and prospects of PVII and Publicidad.

     We have assumed and relied upon the accuracy and completeness of the financial and other information used by us in arriving at our Opinion without independent verification and have further relied upon the assurances of management of PVII that they are not aware of any facts that would make such information inaccurate or misleading. With respect to the budgetary data of PVII, we have relied upon the assurances of management of PVII that such data have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of PVII as to the future financial performance of PVII. In arriving at our Opinion, we neither conducted a physical inspection of the properties and facilities of PVII nor obtained any evaluations or appraisals of the assets or liabilities of PVII. Our Opinion is necessarily based upon market, economic and other conditions as they exist on, and can be evaluated as of, the date of this letter.

     Our Opinion as of the date hereof rendered herein does not constitute a recommendation of the Transaction over any other alternative transaction which may be available to PVII. The Opinion contained herein relates to the fairness from a financial point of view of the Transaction, and does not address any other aspect of the Transaction or any related transaction. We have prepared this Opinion at the request and for the benefit of the Board of Directors of PVII, and we consent to its inclusion in filings PVII may be required to make with the Securities and Exchange Commission.

     Based on the foregoing and subject to the qualifications stated herein, we are of the Opinion that as of the date hereof the Transaction is fair to PVII from a financial point of view.

                                          Very truly yours,

                                          ALLEN & COMPANY INCORPORATED

                                          By: /s/    ENRIQUE SENIOR
                                            ------------------------------------
                                                       Enrique Senior
                                                     Managing Director

              [Letterhead of First Union Securities, Incorporated]


                                                                      APPENDIX H


                                February 5, 2001

The Board of Directors
Princeton Video Image, Inc.
15 Princess Road
Lawrenceville, New Jersey 08648

Gentlemen:

     You have requested our opinion as to the fairness, from a financial point of view, to Princeton Video Image, Inc. ("PVI") of the consideration to be received by it pursuant to the Stock and Warrant Purchase Agreement dated February 2, 2001 (the "Agreement") between the Company and Cablevision Systems Corporation ("Cablevision"). Capitalized terms in this letter shall have the meaning given to them in the Agreement unless otherwise defined or unless otherwise required by the context. Pursuant to the Agreement, among other things, (i) on the First Closing Date, Cablevision will purchase approximately 2,000,000 shares of Common Stock for $5.0 million, and (ii) on the Second Closing Date, Cablevision will purchase approximately 2,000,000 shares of Common Stock for $5.0 million and receive Warrants which entitle Cablevision to purchase up to approximately 11,500,000 additional shares of Common Stock at:

          (a) $8.00 per share if purchased between the Second Closing Date and the first anniversary of the Second Closing Date;

          (b) $9.00 per share if purchased between the first anniversary of the Second Closing Date and the second anniversary of the Second Closing Date; and

          (c) $10.00 per share if purchased between the second anniversary of the Second Closing Date and the Expiration Date (collectively, the "Transaction").

     In arriving at our opinion, we have reviewed the Agreement and held discussions with certain senior officers, directors and other representatives and advisors of the Company and certain senior officers and other representatives of Cablevision concerning the businesses, operations and prospects of the Company and Cablevision. We have examined certain business and financial information relating to the Company and Cablevision, including financial forecasts and other data that were provided to us or otherwise discussed with us by the respective senior officers of the Company and Cablevision, and including information relating to certain strategic implications and operational benefits anticipated to result from the Transaction. We have reviewed the financial terms of the Transaction as set forth in the Agreement in relation to, among other things: current and historical market prices and trading volumes of the Company's Common Stock, the historical and projected revenues, losses and other operating data of the Company, and the capitalization and financial condition of the Company and Cablevision. We have also considered, to the extent publicly available, the financial terms of certain other similar transactions which we considered relevant in evaluating the financial terms of the Transaction and analyzed certain financial, stock market and other publicly available information relating to the businesses of other companies we considered relevant for such purpose. In addition, we have conducted such other analyses and examinations and considered such other financial, economic and market criteria as we deemed appropriate in arriving at our opinion.

     In rendering our opinion, we have assumed and relied, without independent verification, upon the accuracy and completeness of all financial and other information and data publicly available or furnished to or otherwise reviewed by or discussed with us. With respect to financial forecasts and other information and data provided to or otherwise reviewed by or discussed with us, we have been advised by the respective senior officers of the Company and Cablevision that such forecasts and other information and data were prepared on bases reflecting reasonable estimates and judgments as to the future financial performance of the Company and Cablevision and the strategic implications and operational benefits anticipated to result from the

The Board of Directors
Princeton Video Image, Inc.
February 5, 2001
Page  2

Transaction. In arriving at our opinion, we have assumed that the Transaction will be consummated in accordance with the Agreement, without change to any material term or condition therein, and that the portion of the consideration which is payable by Cablevision in the future based on certain events described in the Agreement will be paid in full. We are not expressing any opinion as to what the value of the Company's Common Stock is or will be at any time in the future. We were not requested to, and did not, participate in the negotiation of the Agreement or the related agreements that are described as schedules to the Agreement, and our opinion expressly excludes, without limitation, any consideration of the Reorganization Agreement referred to in Section 5.1(c) of the Agreement and the related approvals and waivers with respect to the Mexican Affiliate required by such Section 5.1(c). We have not made or been provided with an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Company or Cablevision, nor have we made any physical inspection of the properties or assets of the Company or Cablevision. Our opinion is necessarily based upon information available to us and financial, economic, stock market and other conditions and circumstances, existing and disclosed to us, as of the date hereof, and, although subsequent developments may have a bearing on the Transaction, we do not have any obligation to update, revise or reaffirm our opinion to reflect such developments.

     First Union Securities, Inc. as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers, acquisitions, tender offers, divestitures, leveraged buyouts, and private placements of debt and equity securities. We have been engaged to render certain financial advisory services to the Board of Directors of the Company in connection with the Transaction and will receive a fee upon delivery of this opinion as well as additional fees upon consummation of the First Closing and the Second Closing and upon the purchase by Cablevision of shares of Common Stock pursuant to the Warrants. In the ordinary course of our business, we and our affiliates may actively trade or hold securities of the Company or Cablevision for our own account or for the account of our customers and, accordingly, may hold long or short positions in such securities. In addition, we or our affiliates may maintain relationships with the Company or Cablevision.

     Our advisory services and the opinion expressed herein are solely for the information and use of the Board of Directors of the Company in connection with its evaluation of the Transaction and shall not confer any rights or remedies upon any other person or be used or relied upon for any other purpose. Our opinion does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote in connection with the Transaction. Our opinion may not be published, disclosed or otherwise referred to without our prior written consent; provided, however, that our opinion may be included in its entirety in any written communication by the Company to its shareholders or if required by applicable law.

     Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the consideration to be received by the Company pursuant to the Agreement is fair, from a financial point of view, to the Company.

                                          Very truly yours,

                                          FIRST UNION SECURITIES, INC.

                                          /s/     CHRISTINE J. WRIGHT
                                          --------------------------------------
                                                   Christine J. Wright

CJW:dl

                                                                      APPENDIX I


                          CERTIFICATE OF INCORPORATION
                                       OF
                          PRINCETON VIDEO IMAGE, INC.

     FIRST. The name of this corporation is Princeton Video Image, Inc. (the "Corporation").

     SECOND. The address of the registered office of the Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle. The registered agent of the Corporation at such address is Corporation Service Company.

     THIRD. The purpose of the Corporation is to engage in any lawful activity for which corporations may be organized under the General Corporation Law of Delaware.

     FOURTH.

     A. The total authorized capital stock of the Corporation shall consist of one class of 60,000,000 shares of Common Stock, par value $.001, one class of 975,803 shares of Preferred Stock, par value $.001, one class of 11,363 shares of Series A Redeemable Preferred Stock, par value $4.50 and one class of 12,834 shares of Series B Redeemable Preferred Stock, par value $5.00, such classes of Preferred Stock to have such relative rights, preferences and limitations as herein set forth.

     B. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, by filing a certificate pursuant to the Delaware General Corporation Law, to fix or alter from time to time the designations, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions of any wholly unissued series of Preferred Stock, and to establish from time to time the number of shares constituting any such series or any of them; and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

     C. The Series A Redeemable Preferred Stock shall have a par value of $4.50 per share. The Series A Redeemable Preferred Stock shall have a six percent (6%) per annum dividend rate and dividends shall be paid annually and shall be cumulative. The failure of the Corporation to pay dividends on a current basis shall not create any special rights except that no dividends shall be paid in respect of Common Stock until all accumulated dividends in respect of the Series A Redeemable Preferred Stock have been paid. Dividends shall be paid either in cash or at the election of the Corporation in a number of shares of Common Stock determined by the then current value per share of Common Stock of the Corporation. The Series A Redeemable Preferred Stock will not have voting rights in connection with the election of directors of the Corporation, or on any other matter, other than as required by applicable law. The Corporation shall have the right to redeem the Series A Redeemable Preferred Stock in whole at any time or in part from time to time in cash at par plus all accrued but unpaid dividends. The Corporation shall be required to redeem the Series A Redeemable Preferred Stock in cash at par plus all accrued but unpaid dividends out of thirty percent (30%) of the amount, if any, by which the Corporation's annual net income after taxes in any year as shown on its audited financial statements exceeds $5,000,000.

     D. The Series B Redeemable Preferred Stock shall have a par value of $5.00 per share. The Series B Redeemable Preferred Stock shall have a six percent (6%) per annum dividend rate and dividends shall be paid annually and shall be cumulative, provided that no dividends shall be paid at any time while there are accrued but unpaid dividends with respect to the Series A Redeemable Preferred Stock. The failure of the Corporation to pay dividends on a current basis shall not create any special rights except that no dividends shall be paid in respect of Common Stock until all accumulated dividends in respect of the Series B Redeemable Preferred Stock have been paid. Dividends shall be paid either in cash or at the election of the Corporation in a number of shares of Common Stock determined by the then current value per share of

Common Stock of the Corporation. The Series B Redeemable Preferred Stock will not have voting rights in connection with the election of directors of the Corporation, or on any other matter, other than as required by applicable law. Provided that no Series A Redeemable Preferred Stock is then outstanding, the Corporation shall have the right to redeem the Series B Redeemable Preferred Stock in whole at any time or in part from time to time in cash at par plus all accrued but unpaid dividends. Provided that no Series A Redeemable Preferred Stock is then outstanding, the Corporation shall be required to redeem the Series B Redeemable Preferred Stock in cash at par plus all accrued but unpaid dividends out of twenty percent (20%) of the amount, if any, by which the Corporation's annual net income after taxes in any year as shown on its audited financial statements exceeds $5,000,000.

     FIFTH.  The name and address of the incorporator is as follows:

                                Richard J. Pinto
                       600 College Road East, Suite 4200
                          Princeton, New Jersey 08540

     SIXTH. The Corporation hereby elects not to be governed by Section 203 of the Delaware General Corporation Law, as amended.

     SEVENTH. The Board of Directors of the Corporation is hereby expressly authorized and empowered to adopt, amend or repeal the Bylaws of the Corporation, except as such power may be restricted or limited by the Delaware General Corporation Law, as amended.

     EIGHTH. The election of directors need not be by written ballot unless the Bylaws of the Corporation so provide.

     NINTH. No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, that the foregoing clause shall not apply to any liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of directors of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended. Neither the amendment nor repeal of this Article NINTH, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article NINTH, shall adversely affect any right or protection of a director of the Corporation existing at the time of such amendment, repeal or adoption of an inconsistent provision.

     TENTH.

     A. The Corporation shall indemnify its directors and officers to the fullest extent permitted by applicable law as in effect from time to time.

     B. Expenses (including attorneys' fees) incurred by a director or officer of the Corporation in defending an action, suit, or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit, or proceeding, to the fullest extent permitted by Delaware law, upon receipt of an undertaking by the director or officer to repay the amount of expenses so advanced if it shall be determined that the director or officer is not entitled to be indemnified. The indemnification provided by this Article TENTH shall not be deemed exclusive of any other rights to which those indemnified may be entitled under this Certificate of Incorporation, any bylaw, agreement, vote of stockholders or disinterested directors, statute, or otherwise, and shall inure to the benefit of the heirs, executors, and administrators of an indemnified party. The provisions of this Article TENTH shall not be deemed to preclude the Corporation from indemnifying other persons from similar or other expenses and liabilities as the Board of Directors or the stockholders may determine. Neither the amendment nor repeal of this Article TENTH, nor the adoption of any provision of this Certificate of

Incorporation inconsistent with this Article TENTH, shall adversely affect any right or protection of a director of the Corporation existing at the time of such amendment, repeal or adoption of an inconsistent provision.

                                     * * *

     IN WITNESS WHEREOF, the undersigned, being the incorporator herein before named, has executed, signed and acknowledged this Certificate of Incorporation this 1st day of March 2001.

                                          /s/      RICHARD J. PINTO
                                          --------------------------------------
                                                       Incorporator
                                                  Name: Richard J. Pinto

                                                                      APPENDIX J


                                    BY-LAWS
                                       OF
                          PRINCETON VIDEO IMAGE, INC.

                              ARTICLE I -- OFFICES

     SECTION 1. Registered Office. The registered office of the Corporation shall be at such place in the State of Delaware as shall be designated by the Board of Directors (hereinafter called the "Board").

     SECTION 2. Other Offices. The Corporation may also have offices at such other place(s) within or without the State of Delaware as the Board may from time to time determine or the business of the Corporation may require.

                           ARTICLE II -- STOCKHOLDERS

     SECTION 1. Place of Meetings. Meetings of stockholders shall be held at the principal office of the Corporation or at such place within or without the State of Delaware as the Board shall authorize, or in the case of special meetings, at the place specified in the notice of the meeting.

     SECTION 2. Annual Meeting. The annual meeting of stockholders for the election of directors and for such other business as may properly come before the meeting shall be held at such date and time as may be designated by the Board.

     SECTION 3. Special Meetings. Special meetings of the stockholders may be called by the Board or by the president and shall be called by the president or the secretary at the request in writing of a majority of the Board or at the request in writing by any stockholder owning shares of the Corporation's capital stock. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at a special meeting shall be confined to the purposes stated in the notice.

     SECTION 4. Notice of Meetings of Stockholders. Written notice of the time, place and purpose or purposes of every meeting of stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by mail, to each stockholder of record entitled to vote at the meeting.

     When a meeting is adjourned to another time or place, it shall not be necessary, unless the Bylaws otherwise provide, to give notice of the adjourned meeting if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken and at the adjourned meeting only such business is transacted as might have been transacted at the original meeting. However, if adjournment is for more than thirty (30) days, or if after the adjournment the Board fixes a new record date for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record on the new record date entitled to notice.

     SECTION 5. Waiver of Notice. Notice of meeting need not be given to any stockholder who signs a waiver of notice, in person or by proxy, whether before or after the meeting. The attendance of any stockholder at a meeting, in person or by proxy, without protesting prior to the conclusion of the meeting the lack of notice of such meeting, shall constitute a waiver of notice by him.

     SECTION 6. Action by Stockholders Without a Meeting. To the fullest extent permitted by law, whenever a vote of stockholders at a meeting thereof is required or permitted to be taken in connection with any corporate action by any provision of the laws of the State of Delaware or of the Certificate of Incorporation or these Bylaws, the meeting, prior notice thereof and the vote of stockholders may be dispensed with if the holders of shares of stock of the Corporation having not less than the minimum number of votes that would have been necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted shall consent in writing to the taking of such action. Where corporate action is taken in such manner by less than unanimous written consent, prompt written notice of the taking of such action shall be given to all stockholders who have not consented in writing thereto.

     SECTION 7. Quorum. Except as otherwise provided by statute or the Certificate of Incorporation of the Corporation, the presence, in person or by proxy, of stockholders holding a majority of the shares of the stock of the Corporation generally entitled to vote shall constitute a quorum at all meetings of the stockholders for the transaction of business. When a quorum is once present to organize a meeting, it is not broken by the subsequent withdrawal of any stockholders. In the absence of a quorum at any meeting or any adjournment thereof, a majority in interest of the stockholders entitled to vote thereat, present in person or by proxy, shall have the power to adjourn the meeting from time to time, without any notice other than announcement at the meeting of the time and place of the adjourned meeting, until the requisite amount of shares entitled to vote thereat shall be present.

                            ARTICLE III -- DIRECTORS

     SECTION 1. Board of Directors. Subject to any provision in the Certificate of Incorporation, the business of the Corporation shall be managed by its Board, each of whom shall be at least 18 years of age.

     SECTION 2. Number of Directors. The authorized number of the directors of the Corporation shall be established from time to time by the Board.

     SECTION 3. Term of Directors. At each annual meeting the stockholders shall elect directors to hold office until the next succeeding annual meeting, except as otherwise required by the Certificate of Incorporation or the Bylaws in the case of classification of directors. Each director shall hold office for the term for which he is elected and until his successor shall have been elected and qualified. A director may resign by written notice to the Corporation. The resignation shall be effective upon receipt thereof by the Corporation or at such subsequent time as shall be specified in the notice of resignation.

     SECTION 4. Vacancies and Newly Created Directorships. Any directorship not filled at the annual meeting, any vacancy, however caused, occurring in the Board, and newly created directorships resulting from an increase in the authorized number of directors, may be filled by the affirmative vote of a majority of the remaining directors even though less than a quorum of the Board, or by a sole remaining director. A director so elected by the Board shall hold office until his successor shall have been elected and qualified. If, for any reason, the Corporation shall at any time have no directors then in office, any stockholder may call a special meeting of stockholders for the election of directors and, over his/her signature, shall give notice of such meeting in accordance with these Bylaws.

     SECTION 5. Removal of Directors. One or more or all of the directors of the Corporation may be removed for cause by the stockholders by the affirmative vote of the majority of the votes cast by the holders of shares entitled to vote for the election of directors.

     SECTION 6. Quorum of Board of Directors and Committees. A majority of the entire Board, or of any committee thereof, shall constitute a quorum for the transaction of business, unless the Certificate of Incorporation shall provide that a greater or lesser number shall constitute a quorum, which in no case shall be less than the greater of two persons or one-third of the entire Board or committee, except that when a Board of one director is authorized, one director shall constitute a quorum.

     SECTION 7. Action of Directors Without a Meeting. Any action required or permitted to be taken pursuant to authorization voted at a meeting of the Board or any committee thereof, may be taken without a meeting if, prior or subsequent to such action, all members of the Board or of such committee, as the case may be, consent thereto in writing and such written consents are filed with the minutes of the proceedings of the Board or committee. Such consent shall have the same effect as a unanimous vote of the Board or committee for all purposes.

     SECTION 8. Place of Board Meetings. Meetings of the Board may be held either within or without the State of Delaware.

     SECTION 9. Annual Meeting. An annual meeting of the Board shall be held immediately following the annual meeting of stockholders at the place of such annual meeting of stockholders.

     SECTION 10. Notice of Meetings of the Board; Adjournment. Regular meetings of the Board may be held with or without notice. Special meetings of the Board shall be held upon notice to the directors and may be called by the president upon three (3) days' notice to each director either personally or by mail or by wire. Special meetings shall be called by the president or by the secretary in a like manner on written request of two directors. Notice of any meeting need not be given to any director who signs a waiver of notice, whether before or after the meeting. The attendance of any director at a meeting without protesting prior to the conclusion of the meeting the lack of notice of such meeting shall constitute a waiver of notice by him. Neither the business to be transacted at, nor the purpose of, any meeting of the Board need be specified in the notice or waiver of notice of such meeting. Notice of an adjourned meeting need not be given if the time and place are fixed at the meeting adjourning and if the period of adjournment does not exceed ten days in any one adjournment.

     A majority of the directors present, whether or not a quorum is present, may adjourn any meeting to another time and place. Notice of the adjournment shall be given to all directors who were absent at the time of the adjournment and, unless such time and place are announced at the meeting, to the other directors.

     SECTION 11. Executive and Other Committees. The Board, by resolution adopted by a majority of the entire Board, may designate from among its members an executive committee and other committees, each consisting of three or more directors. Each such committee shall serve at the pleasure of the Board.

                             ARTICLE IV -- OFFICERS

     SECTION 1. Offices, Election, Term, Salaries, Security. The officers of the Corporation shall be a chairman of the Board, a chief executive officer, a chief financial officer, a chief operating officer, a president, a secretary and a treasurer. In addition, the Board may elect additional officers such as one or more vice presidents and such assistant secretaries and assistant treasurers as the Board may deem proper. The officers shall be elected or appointed by the Board.

     Any two or more offices may be held by the same person.

     Any officer elected or appointed as herein provided shall hold office until the next regular meeting of the Board following the annual meeting of stockholders or until a successor is elected or appointed and has qualified subject to earlier termination by removal or resignation.

     All officers of the Corporation, as between themselves and the Corporation, shall have such authority and perform such duties in the management of the Corporation as may be provided in the Bylaws, or as may be determined by resolution of the Board not inconsistent with the Bylaws.

     The salaries of all officers shall be fixed by the Board.

     In case the Board shall so require, any officer or agent of the Corporation shall execute to the Corporation a bond in such sum and with such surety or sureties as the Board may direct, conditioned upon the faithful performance of his duties to the Corporation and including responsibility for negligence and for the accounting for all property, funds or securities of the Corporation which may come into his hands.

     SECTION 2. Delegation of Duties. In case of the absence of any officer of the Corporation, or for any other reason that may seem sufficient to the Board, the directors may, by a majority vote of the Board, delegate the powers and duties of such officer, for the time being, to any other officer, or to any director.

     SECTION 3. Removal and Resignation of Officers; Filling of Vacancies. Any officer elected or appointed by the Board may be removed by the Board with or without cause.

     An officer may resign by written notice to the Corporation. The resignation shall be effective upon receipt thereof by the Corporation or at such subsequent time as shall be specified in the notice of resignation.

     Any vacancy occurring among the officers, however caused, may be filled by election or appointment by the Board for the unexpired term.

     SECTION 4. Chairman of the Board. The chairman of the Board shall preside at all meetings of the stockholders and of the Board. He shall have general and active management of the business of the Corporation, shall oversee the fulfillment of the Corporation's mission, and shall see that all orders and resolutions of the Board are carried into effect, subject, however, to the right of the directors to delegate any specific powers, except such as may be by statute exclusively conferred on the chairman of the Board, to any other officer or officers of the Corporation. He shall have the authority to execute bonds, mortgages and other contracts under the seal of the Corporation except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation. He shall have the general powers and duties of supervision and management usually vested in an executive officer and the chairman of the board of a corporation. He shall present a report of the condition of the business of the Corporation at each annual meeting of the stockholders and the Board. He shall perform such other duties as may from time to time be requested by the Board.

     SECTION 5. Chief Executive Officer. The chief executive officer shall, in the absence of the chairman of the Board, preside at all meetings of the stockholders and of the Board. Acting under the direction of the Board and the chairman of the Board, he shall have general and active management of the business of the Corporation, shall oversee the marketing, business and strategic development efforts of the Corporation and shall see that all orders and resolutions of the Board are carried into effect, subject, however, to the right of the directors to delegate any specific powers to any other officer or officers of the Corporation. He shall have the authority to execute bonds, mortgages and other contracts under the seal of the Corporation, except where the signing and execution thereof shall be expressly designated by the Board to some other officer or agent of the Corporation. He shall have the general powers and duties of supervision and management usually vested in the chief executive officer of a corporation. He shall perform such other duties as may from time to time be requested by the Board or by the chairman of the Board.

     SECTION 6. Chief Financial Officer. A chief financial officer, if one has been appointed, shall be vested with all of the powers, and shall be required to perform all of the duties, as may be properly assigned by the Board, the chairman of the Board, the chief executive officer or the president.

     SECTION 7. President. The president shall be vested with all of the powers, and shall be required to perform all of the duties, as may be properly assigned by the Board or the chairman of the Board.

     SECTION 8. Chief Operating Officer. A chief operating officer, if one has been appointed, shall be vested with all of the powers, and shall be required to perform all of the duties, as may be properly assigned by the Board, the chairman of the Board, the chief executive officer or the president.

     SECTION 9. Vice-Presidents. During the absence or disability of the president, the vice-president, or if there are more than one, the executive vice-president shall have all the powers and functions of the president. Each vice-president shall perform such other duties as the Board shall prescribe.

     SECTION 10. Secretary. The secretary shall attend all meetings of the Board and of the stockholders; record all votes and minutes of all proceedings in a book to be kept for that purpose; give or cause to be given notice of all meetings of stockholders and of special meetings of the Board; keep in safe custody the seal of the Corporation and affix it to any instrument when authorized by the Board; when required, prepare a list of stockholders or cause to be prepared and available at each meeting of stockholders entitled to vote thereat, indicating the number of shares of each respective class held by each; keep all the documents and records of the Corporation as required by law or otherwise in a proper and same manner; and perform such other duties as may be prescribed by the Board.

     SECTION 11. Assistant-Secretaries. During the absence or disability of the secretary, the assistant-secretary, or if there are more than one, the one so designated by the secretary or by the Board, shall have all the powers and functions of the secretary.

     SECTION 12. Treasurer. The treasurer shall have the custody of the corporate funds and securities; keep full and accurate accounts of receipts and disbursements in the corporate books; deposit all money and other valuables in the name and to the credit of the Corporation in such depositories as may be designated by the Board; disburse the funds of the Corporation as may be ordered or authorized by the Board and preserve proper vouchers for such disbursements; render to the president and Board at the regular meetings of the Board, or whenever they require it, an account of all his transactions as treasurer and of the financial condition of the Corporation; render a full financial report at the annual meeting of the stockholders if so requested; be furnished by all corporate officers and agents at his request, with such reports and statements as he may require as to all financial transactions of the Corporation; and perform such other duties as are given to him by the Bylaws or as from time to time are assigned to him by the Board, the chairman of the Board, the chief executive officer or the president.

     SECTION 13. Assistant-Treasurer. During the absence or disability of the treasurer, the assistant-treasurer, or if there are more than one, the one so designated by the secretary or by the Board, shall have all the powers and functions of the treasurer.

                        ARTICLE V -- STOCK CERTIFICATES

     SECTION 1. Certificates Representing Shares. The shares of the Corporation shall be represented by certificates signed by, or in the name of the Corporation by, the chairman or vice-chairman of the Board, or the president or a vice-president, and by the treasurer or an assistant-treasurer, or the secretary or an assistant-secretary of the Corporation and shall be sealed with the seal of the Corporation or a facsimile thereof.

     SECTION 2. Lost or Destroyed Certificates. The Board may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation, alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the Board may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or give the Corporation a bond in such sum and with such surety or sureties as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed.

     SECTION 3. Transfer of Shares. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, and cancel the old certificate. Every such transfer shall be entered on the transfer book of the Corporation which shall be kept at its principal office. No transfer shall be made within ten days next preceding the annual meeting of stockholders.

     SECTION 4. Registered Stockholders. The Corporation shall be entitled to treat the holder of record of any share as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person whether or not it shall have express or other notice thereof, except as expressly provided by Delaware statutes.

     SECTION 5. Closing Transfer Books. The Board shall have the power to close the share transfer books of the Corporation for a period of not more than ten
(10) days during the thirty-day period immediately preceding (a) any stockholders' meeting, or (b) any date upon which stockholders shall be called upon to or have a right to take action without a meeting, or (c) any date fixed for the payment of a dividend or any other form of distribution, and only those stockholders of record at the time the transfer books are closed, shall be recognized as such for the purpose of (a) receiving notice of or voting at such meeting, or (b) allowing them to take appropriate action, or (c) entitling them to receive any dividend or other form of distribution.

     SECTION 6. Dividends. Subject to the provisions of the Certificate of Incorporation and to applicable law, the Corporation may, from time to time, by action of its Board, declare and pay dividends or make other distribution on its outstanding shares in cash or in its own shares or in its bonds or other property, including the shares or bonds of other corporations, except when the Corporation is insolvent or would thereby be made insolvent.

     Dividends may be declared or paid and other distributions may be made out of surplus only, except as otherwise provided by statute.

                          ARTICLE VI -- CORPORATE SEAL

     The seal of the Corporation shall be circular in form and bear the name of the Corporation, the year of its organization and the words "Princeton Video Image, Inc., Corporate Seal 2001 Delaware." The seal may be used by causing it to be impressed directly on the instrument or writing to be sealed, or upon adhesive substance affixed thereto. The seal on the certificates for shares or any corporate obligation for payment of money may be a facsimile, engraved or printed.

                           ARTICLE VII -- FISCAL YEAR

     The fiscal year of the Corporation shall begin on the first day of July of each year.

                         ARTICLE VIII -- BY-LAW CHANGES

     AMENDMENT, REPEAL, ADOPTION, ELECTION OF DIRECTORS.

     Except as otherwise provided in the Certificate of Incorporation, the Bylaws may be amended, repealed or adopted by vote of the holders of the shares at the time entitled to vote in the election of any directors. Bylaws may also be amended, repealed or adopted by the Board but any Bylaw adopted by the Board may be amended by the stockholders entitled to vote thereon.

     If any Bylaw regulating an impending election of directors is adopted, amended or repealed by the Board, there shall be set forth in the notice of the next meeting of stockholders for the election of directors the Bylaw so adopted, amended or repealed, together with a concise statement of the changes made.

                                REVOCABLE PROXY
                          PRINCETON VIDEO IMAGE, INC.

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE


             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION FOR THE ANNUAL MEETING OF SHAREHOLDERS



  The undersigned hereby constitutes and appoints Brown F Williams, Samuel A. McCleary and Lawrence L. Epstein and each of them, his or her true and lawful agents and proxies with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Common Stock of Princeton Video Image, Inc. (the "Company") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Company to be held at the Company's principal executive offices at 15 Princess Road, Lawrenceville, New Jersey at [Time], local time, on [Date], and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Shareholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).



1. Approval of the Reorganization Agreement, dated as of December 28, 2000, as amended on February 4, 2001, between Presence en Medios, S.A., Eduardo Sitt, David Sitt and Roberto Sonabend, Presence in Media LLC, Virtual Advertisement LLC, PVI LA, LLC, Princeton Video Image, Inc. and Princeton Video Image Latin America, LLC, and the transactions contemplated therein.


                         For       Against       Abstain
                         [ ]         [ ]           [ ]


2. Approval of the issuance and sale of shares of our common stock and warrants to purchase shares of our common stock, including the shares of our common stock to be issued upon the exercise of the warrants, pursuant to a Stock and Warrant Purchase Agreement between Princeton Video Image, Inc. and PVI Holding, LLC, dated as of February 4, 2001.


                         For       Against       Abstain
                         [ ]         [ ]           [ ]


3. Approval of a merger of Princeton Video Image, Inc. into a newly formed, wholly-owned Delaware corporation in order to change Princeton Video Image, Inc.'s state of incorporation from New Jersey to Delaware.


                         For       Against       Abstain
                         [ ]         [ ]           [ ]


4. To conduct any other business that may properly be raised at the Meeting, or any adjournment of the Meeting.


                         For       Against       Abstain
                         [ ]         [ ]           [ ]


                        I Will     Will Not     Attend the
                         [ ]         [ ]        Meeting



Please be sure to sign and date this Proxy in the box below




_______________________________________________________________________________


                                            ___________________________________

_______________________________________________________________________________

 Dated:


________________________________________________________________________________
   Signature of Shareholder       Signature of Shareholder if held Jointly




  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.



   DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.


                          PRINCETON VIDEO IMAGE, INC.

________________________________________________________________________________
 This proxy must be signed exactly as the name appears hereon. When shares are held by joint tenants, both should sign. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.

                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY
________________________________________________________________________________